UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-21034

                       SANFORD C. BERNSTEIN FUND II, INC.

               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                   Date of fiscal year end: September 30, 2005

                    Date of reporting period: March 31, 2005

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ITEM 1. REPORTS TO STOCKHOLDERS.

                     --------------------------------------
                         SANFORD C. BERNSTEIN FUND, INC.
                                       AND
                       SANFORD C. BERNSTEIN FUND II, INC.
                     --------------------------------------

                                                  SEMIANNUAL REPORT
                                                     MARCH 31, 2005

                                Fixed-Income &
                                               International-Equity
                                               Investments

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Table of Contents

Portfolio Manager Commentaries .........................................     1-7

Historical Performance .................................................    8-10

Mountain Charts ........................................................   11-12

Fund Expenses ..........................................................      13

Portfolio Summaries ....................................................   14-17

Statements of Assets and Liabilities ...................................   18-24

Statements of Operations ...............................................   26-29

Statements of Changes in Net Assets ....................................   30-37

Financial Highlights ...................................................   38-51

Notes to Financial Statements ..........................................   52-74

Directors and Officers .................................................   75-76

Information Regarding the Review and Approval of Each Fund's
  Management Agreement .................................................   77-85

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Each Fund expects to hold a meeting of shareholders on or about November 15,
2005, at which the election of directors will be considered. For information with respect to submitting a candidate for director for consideration by the appropriate committee of each Fund's Board of Directors, please see the nominating procedures in the Fund's Statement of Additional Information.

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc. or the Sanford C. Bernstein Fund II, Inc., a prospective investor should consider carefully the portfolio's investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the Funds' prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on "Prospectuses" at the bottom of any screen or by calling your financial adviser or by calling Bernstein's mutual fund shareholder help line at (212) 756-4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.bernstein.com and click on "Updated Fund Performance" at the bottom of any screen.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc. prospectuses for individuals who are not shareholders of the Funds.

You may obtain a description of the Funds' proxy voting policies and procedures, without charge. Simply visit Bernstein's website at www.bernstein.com or go to the Securities and Exchange Commission's (the Commission") website at www.sec.gov or call Bernstein at (212) 756-4097.

Beginning in February 2005, the Funds will file their complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the Commission's website at www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Bernstein publishes full portfolio holdings for the Funds monthly at www.bernstein.com.



      Investment Products Offered: o Are Not FDIC Insured o May Lose Value
                           o Are Not Bank Guaranteed

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Portfolio Manager Commentaries

To Our Shareholders--May 20, 2005

This report provides management's discussion of fund performance for the 12 portfolios of the Sanford C. Bernstein Fund, Inc. and one portfolio of the Sanford C. Bernstein Fund II, Inc., for the semi-annual reporting period ended March 31, 2005.

Bernstein Tax-Managed International Portfolio

Investment Objective and Strategy
Bernstein Tax-Managed International Portfolio (the "Portfolio") seeks to provide long-term capital growth through investments in equity securities of established foreign companies constituting the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, plus Canada. Normally, approximately 50% of the value of the Portfolio will consist of international growth stocks and 50% of the value of the Portfolio will consist of international value stocks. The Portfolio will be rebalanced to maintain this targeted allocation, however, the actual weightings of securities will vary within a narrow range, usually from 45%-55%. The Portfolio seeks to minimize the impact of taxes on shareholders' return.

Bernstein International Portfolio

Investment Objective and Strategy
Bernstein International Portfolio (the "Portfolio") seeks to provide long-term capital growth through investments in equity securities of established foreign companies constituting the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, plus Canada. Normally, approximately 50% of the value of the Portfolio will consist of international growth stocks and 50% of the value of the Portfolio will consist of international value stocks. The Portfolio will be rebalanced to maintain this targeted allocation, however, the actual weightings of securities will vary within a narrow range, usually from 45%-55%. The Portfolio is managed without regard to tax considerations.

Investment Results
The chart on page 10 shows performance for the Bernstein Tax-Managed International and International Portfolios compared with their benchmark, the MSCI EAFE Index (cap-weighted, unhedged), for the six- and 12-month periods ended March 31, 2005. During both the six- and 12-month periods ended March 31, 2005, both Portfolios underperformed their benchmark.

During the six-month reporting period, positive stock selection in the consumer discretionary and health care sectors helped both Portfolios' relative returns, while an overweighted position in the technology sector, in addition to stock selection in the financials and materials sectors, more than offset the gains. Within the consumer sector, an auto-parts company had the largest positive impact. The shares rose strongly after the company reported record results for 2004 and set expectations for similar gains in 2005. Portfolio negatives in the period were concentrated within commodities on concerns that higher interest rates would slow demand growth in select companies. In particular, a paper company declined due to poor statistics on pulp inventory and pricing, as well as concerns about excess industry capacity.

Overall, value as a style significantly outperformed growth during the 12-month period, which was reflected in both Portfolios' underperformance during this time frame. The value segment of the Portfolios contributed positively to relative performance, while the Portfolios' growth holdings detracted from relative performance.

Market Review and Investment Strategy
Non-U.S. stocks, as measured by the MSCI EAFE Index, ended the six- and 12-month periods ended March 31, 2005 sharply higher, up 15.13% and 15.06%, respectively. However, almost all of the return was in the fourth quarter when stocks surged. Investors were encouraged by a positive combination of falling energy prices and renewed optimism about the U.S. economy, perceived as the main engine of the world's economic growth. Returns for other parts of the period were essentially flat, with markets seesawing heavily on a raft of mixed economic and geopolitical news. Not surprisingly, energy stocks outperformed by a wide margin--rising nearly 34% over the prior 12-month period--reflecting the 62% increase in the price of oil during the same period. And almost every sector was up over 10%, with technology the only sector declining in the 12-month period, down nearly 11%.


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Portfolio Manager Commentaries (continued from previous page)

As noted above, value stocks outperformed growth stocks during the period under review. The Portfolios continue to hold roughly equal exposures to growth and value stocks, concentrating on building highly diversified, style-blended non-U.S. stock portfolios that capture the best ideas from our growth and value research specialists.

Bernstein Emerging Markets Value Portfolio

Investment Objective and Strategy
Bernstein Emerging Markets Value Portfolio (the "Portfolio") seeks to provide long-term capital growth through investments in equity securities of companies in emerging-market countries. At least 80% of the Portfolio's net assets will be invested in such companies. The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored ADRs and GDRs. The Portfolio may not necessarily be diversified on a geographical basis, but may also make investments in established foreign companies constituting the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index.

Investment Results
The chart on page 10 shows performance for the Bernstein Emerging Markets Value Portfolio for the six- and 12-month periods ended March 31, 2005. The Portfolio outperformed its benchmark, the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index, during both time frames. This Portfolio is managed using a research-driven, bottom-up stock-selection process, so its performance is a function of individual stock selection, rather than sector and country over- and underweights. Many of the Portfolio's holdings in the finance, industrial commodities and energy sectors outperformed the market and their sector peers, and contributed to its positive relative return.

Market Review and Investment Strategy
Emerging-market equities, with stronger earnings and economic growth, and trading at significant valuation discounts, continued to outperform their developed-market peers during the reporting period.

Bernstein Intermediate Duration Portfolio and Bernstein Intermediate Duration Institutional Portfolio

Investment Objective and Strategy
Bernstein Intermediate Duration and Intermediate Duration Institutional Portfolios (the "Portfolios") seek to provide safety of principal and a moderate-to-high rate of income that is subject to taxes. Under normal circumstances, the Portfolios will invest at least 65% of their total assets in securities rated AA or better by nationally recognized statistical rating organizations ("NRSROs") and comparably rated commercial paper and notes. In addition, the Portfolios will invest at least 80% of their total assets in securities rated A or better by NRSROs. The Portfolios may also invest up to 20% of their assets in fixed-income foreign securities in developed or emerging-market countries. The Portfolios seek to maintain an effective duration of three to six years under normal market conditions.

Investment Results
The chart on page 10 shows performance for the Bernstein Intermediate Duration and Intermediate Duration Institutional Portfolios compared with their benchmark, the Lehman Brothers (LB) Aggregate Bond Index, for the six- and 12-month periods ended March 31, 2005. Both Portfolios outperformed their benchmark for both the six- and 12-month periods ended March 31, 2005.

For the six-month period under review, yield curve structure was the largest positive contributor to the Portfolios' outperformance, driven largely by the Portfolios' barbelled duration structure during a period of dramatic yield curve flattening. Additionally, the Portfolios' shorter-than-benchmark duration and underweight in the two- to five-year area of the yield curve, which underperformed, also helped relative performance.

During the semi-annual reporting period, the yield curve flattened by 131 basis points as yields on shorter-maturity Treasuries rose and longer maturities remained stable, or actually declined. Specifically, two-year and five-year yields rose by 117 basis points and 79 basis points, respectively. Ten-year yields rose more modestly by 36 basis points, while longer 30-year maturity Treasuries actually declined by 14 basis points. The


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Portfolio Manager Commentaries (continued from previous page)

significant flattening of the yield curve was spurred by prospects that the Federal Reserve would become more aggressive in its rate hikes given its recent statement noting increased inflationary pressures. Additionally, sharply higher crude oil and commodity prices, as well as the General Motors announcement that it was slashing its full-year earnings forecast by more than 50%, also weighed on market sentiment.

Also contributing positively to the Portfolios' relative performance were their holdings in inflation-protected U.S. Treasuries, a position that we exited late in the period. The Portfolios' modest allocation to high yield and a hedged Japanese government position were also positive contributors. Security selection and sector weightings in other non-Treasury sectors had only a marginal impact on performance.

Market Review and Investment Strategy
During the semi-annual reporting period, the Federal Reserve ("the Fed") continued to raise interest rates in increments of 25 basis points, taking the benchmark rate from 1.75% to 2.75%. However, unlike as in the second half of 2004, when the market's mood had been uncharacteristically sanguine in the context of rising rates, market sentiment soured late in the first quarter of 2005 and bond prices fell, especially in the intermediate part of the curve. Markets were rattled primarily by two concerns: the fear that official rate hikes could become more aggressive this year; and fallout from General Motors' profit warning. Late in the period, yields jumped after the Fed stated that inflation pressures had increased in recent months. Inflation fears were further stoked by sharply higher oil and commodities prices. At the end of the reporting period, crude oil hit a new high of $57.

For the semi-annual reporting period, U.S. Treasury returns lagged most sectors of the market. In absolute terms, only the mortgage-backed sector outperformed within the benchmark, returning 1.14%. Although mortgages were also swept up in the March sell-off, for the period they benefited as convexity and volatility concerns remained relatively benign, reflecting perceptions that refinancing activity will be more muted in the context of higher interest rates. Not surprisingly, the investment-grade corporate sector underperformed within the benchmark, producing a return of only 0.17%. In addition to auto concerns, the sector was hurt by increased evidence that mergers and acquisitions, leveraged buyouts and corporate restructurings are on the rise. Outperforming for the semi-annual reporting period were lower-rated high yield and emerging-market debt, despite the sharp sell-off in March. According to Lehman Brothers, high yield posted a return of 2.89%, while emerging-market debt returned 4.14%.

During the reporting period, the Portfolios remained positioned for U.S. interest rates to continue to rise. The portfolio management team maintained the Portfolios' average duration shorter than their benchmark, with the underweight focused on the two- to five-year area of the yield curve. The team also maintained the Portfolios barbelled duration structure. The Portfolios continued to have moderate overweights in investment-grade corporates, mortgages and Collateralized Mortgage Backed Securities (CMBS); as we believed these sectors were likely to earn their yield advantage over Treasuries. Additionally, we thought that waning volatility and favorable supply dynamics were positives for the mortgage market. The Portfolios also continued to hold modest positions in hedged Japanese government bonds, as we continued to anticipate a sharp slowdown in Japanese growth in 2005, and thus stable-to-falling Japanese yields.

Bernstein Short Duration Plus Portfolio

Investment Objective and Strategy
Bernstein Short Duration Plus Portfolio (the "Portfolio") seeks to provide safety of principal and a moderate rate of income that is subject to taxes. Under normal circumstances, the Portfolio will invest at least 80% of its total assets in securities rated A or better by nationally recognized statistical rating organizations (NRSROs) and comparably rated commercial paper and notes. The Portfolio's investments may consist of corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities and inflation-protected securities, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income securities rated BB or B by NRSROs, which are not investment grade. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.


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                                                      2005 Semiannual Report   3
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Portfolio Manager Commentaries (continued from previous page)

Bernstein U.S. Government Short Duration Portfolio

Investment Objective and Strategy
Bernstein U.S. Government Short Duration Portfolio (the "Portfolio") seeks to provide safety of principal and a moderate rate of income that is generally exempt from state and local taxes. Under normal circumstances, the Portfolio will invest at least 80% of its assets in U.S. Government and agency securities. Additionally, up to 10% of the Portfolio's total assets may be invested in other securities rated A or better by nationally recognized statistical rating organizations (NRSROs) and comparably rated commercial paper and notes. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.

The income earned by the Portfolio is generally exempt from state and local taxes, however states have different requirements for tax-exempt distributions and there is no assurance that your distributions from the Portfolio's income will not be subject to the state and local taxes of your state.

Investment Results
Both Bernstein Short Duration Plus and U.S. Government Short Duration Portfolios outperformed their benchmark, the Merrill Lynch 1-3 Year Treasury Index, for the six-month period ended March 31, 2005. Both Portfolios' relative outperformance was primarily due to the Portfolios' allocation to non-Treasury sectors, all of which outperformed the Treasury-only benchmark. The Portfolios' shorter-than-benchmark duration during an environment of rising interest rates also contributed positively to performance. Additionally, the Portfolios' yield-curve structure, specifically their underweight positions in the two-year area of the yield curve, further enhanced performance.

Market Review and Investment Strategy
During the semi-annual reporting period, the Federal Reserve (the "Fed") continued to raise interest rates in increments of 25 basis points, taking the benchmark rate from 1.75% to 2.75%. However, unlike as in the second half of 2004, when the market's mood had been uncharacteristically sanguine in the context of rising rates, market sentiment soured late in the first quarter of 2005 and bond prices fell, especially in the intermediate part of the curve. Markets were rattled primarily by two concerns: the fear that official rate hikes could become more aggressive this year; and the fallout from General Motors' profit warning and potential ratings downgrade to below investment-grade. Late in the period, yields jumped after the Fed stated that inflation pressures had increased in recent months. Inflation fears were further stoked by sharply higher oil and commodities prices, with crude oil reaching new highs. For the semi-annual period, the yield curve flattened significantly, with short-term yields rising the most.

U.S. Treasury returns lagged most sectors of the market for the period. In absolute terms, the mortgage-backed sector was the best performer, posting a return of 1.06%, according to the Merrill Lynch Mortgage 0-3 Year WAL (Weighted Average Life) Index. Although mortgages were also swept up in the March sell-off, for the period they benefited as convexity and volatility concerns remained relatively benign, reflecting perceptions that refinancing activity will be more muted in the context of higher interest rates. Agency securities returned (0.11)%, according to the Merrill Lynch 1-3 Year Agency Index, as Government-sponsored enterprise (GSE) spreads were negatively impacted after regulators found that Fannie Mae would need to restate its earnings and cover a $9 billion capital shortfall due to accounting problems. The negative news, however, was offset somewhat as investors remained more focused on supportive technicals in the agency market such as limited supply and the belief that any legislative outcome will ultimately create better financial conditions for GSEs. Asset-backed securities returned 1.23%, as strong demand, particularly for floating-rate assets, continued to dominate their fundamentals. Asset-backed spreads continued to tighten from already historically tight levels at the start of the period.

Although investment-grade corporates outperformed Treasuries, corporate returns fell into negative territory for the reporting period at (0.15)%, as measured by the Merrill Lynch 1-3 Year Corporate Index. Corporate returns were dampened late in the period by General Motors' announcement that it was slashing its full-year earnings


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Portfolio Manager Commentaries (continued from previous page)

forecast by more than 50%. Standard & Poor's subsequently downgraded its outlook on General Motors to negative, and Fitch downgraded the automaker one notch, to BBB-. In addition to auto concerns, the corporate sector was hurt by increased evidence that mergers and acquisitions, leveraged buyouts and corporate restructurings were on the rise.

During the reporting period, both Portfolios remained positioned for U.S. interest rates to continue to rise. The portfolio management team maintained the Portfolios' average duration shorter than their benchmark, with the underweight focused on the two-year area of the yield curve. Bernstein Short Duration Plus Portfolio continued to hold a significant allocation to non-Treasury securities; mortgage-backed, and agency asset-backed securities and investment-grade corporates. Bernstein U.S. Government Short Duration Portfolio continued to hold a significant allocation to non-Treasury securities; and mortgage-backed and agency asset-backed securities. We believed that these non-Treasury holdings were likely to earn their yield advantage and outperform Treasuries.

Bernstein Short Duration
California Municipal Portfolio

Investment Objective and Strategy
Bernstein Short Duration California Municipal Portfolio (the "Portfolio") seeks to provide safety of principal and moderate rate of return after taking account of federal, state and local taxes for California residents. Under normal circumstances, the Portfolio will invest at least 80% of its assets in municipal securities issued by the state of California or its political subdivisions, or otherwise exempt from California state income tax. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for California investors.

Bernstein Short Duration
New York Municipal Portfolio

Investment Objective and Strategy
Bernstein Short Duration New York Municipal Portfolio (the "Portfolio") seeks to provide safety of principal and moderate rate of return after taking account of federal, state and local taxes for New York residents. Under normal circumstances, the Portfolio will invest at least 80% of its assets in municipal securities issued by the state of New York or its political subdivisions, or otherwise exempt from New York state income tax. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for New York investors.

Bernstein Short Duration
Diversified Municipal Portfolio

Investment Objective and Strategy
Bernstein Short Duration Diversified Municipal Portfolio (the "Portfolio") seeks to provide safety of principal and maximize total return after taking account of federal taxes. Under normal circumstances, the Portfolio will invest at least 80% of its assets in municipal securities. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

Each of the Bernstein Short Duration California Municipal, Short Duration New York Municipal and Short Duration Diversified Municipal Portfolios (the "Portfolios") invests at least 80% of its total assets in municipal securities rated A or better by nationally recognized statistical rating organizations ("NRSROs") and comparably rated municipal notes. Each of the Portfolios may invest up to 20% of its assets in fixed-income securities rated BB or B by NRSROs, which are not investment-grade. Each of the Portfolios seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions.

Investment Results
The chart on page 10 shows performance for the Bernstein Short Duration California, New York and Diversified Municipal Portfolios compared with their benchmark, the Lehman Brothers (LB) 1-Year Municipal Index, for the six- and 12-month periods ended March 31, 2005.

With solid economic growth and mounting inflationary pressures, the Federal Reserve began raising short-term interest rates last summer. In response, short-term municipal interest rates jumped sharply over both the last six and 12 months.


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As a result, returns for the Bernstein Short Duration California, New York and
Diversified Municipal Portfolios were only modestly positive over both the six- and 12-month periods ended March 31, 2005.

The extra yield for buying lower-rated bonds also narrowed over both the last six and 12 months.

Stronger economic growth led to improving tax revenues for most state and local government issuers; 46 of the 50 states reported higher revenues than forecast at year-end. So far this year, tax revenues have been ahead of forecast for the state of California. In New York, improving tax revenues were reported for New York state and most local governments. Based on revenues received so far, New York City is forecasting a budget surplus for this fiscal year.

In addition, investor demand for higher-yielding, but lower-credit-quality, municipals remained strong throughout this period.

Market Review and Investment Strategy
Our sector and security selection for each of the three Short Duration Municipal Portfolios consistently added return over both time horizons as investments we made in lower-rated municipals performed well.

Small holdings of longer maturity, callable bonds in each of the three Portfolios helped preserve capital over the last year, as they performed well relative to short-term bonds.

The fact that the California and New York Portfolios had modestly less interest rate risk than their benchmark over the last nine months also helped preserve capital as short-term interest rates rose.

California and New York City general obligation bonds were among the best performers in the Diversified Portfolio for the 12-month period as investors recognized their improved financial conditions.

For the year, however, maturity selection detracted modestly from the Diversified Portfolio's performance, as we did not reduce our interest-rate risk until last summer, after interest rates had already risen significantly.

Bernstein California Municipal Portfolio

Investment Objective and Strategy
Bernstein California Municipal Portfolio (the "Portfolio") seeks to provide safety of principal and maximize total return after taking account of federal, state and local taxes for California residents. Under normal circumstances, the Portfolio will invest at least 80% of its assets in municipal securities issued by the state of California or its political subdivisions, or otherwise exempt from California state income tax. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for California investors.

Bernstein New York Municipal Portfolio

Investment Objective and Strategy
Bernstein New York Municipal Portfolio (the "Portfolio") seeks to provide safety of principal and maximize total return after taking account of federal, state and local taxes for New York residents. Under normal circumstances, the Portfolio will invest at least 80% of its assets in municipal securities issued by the state of New York or its political subdivisions, or otherwise exempt from New York state income tax. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for New York investors.

Bernstein Diversified Municipal Portfolio

Investment Objective and Strategy
Bernstein Diversified Municipal Portfolio (the "Portfolio") seeks to provide safety of principal and maximize total return after taking account of federal taxes. Under normal circumstances, the Portfolio will invest at least 80% of its assets in municipal securities. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

Each of the Bernstein California Municipal, New York Municipal and Diversified Municipal Portfolios (the "Portfolios") invests at least 80% of its total assets in municipal securities rated A or better by nationally recognized statistical rating organizations ("NRSROs") and comparably rated municipal notes. Each of the Portfolios


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may invest up to 20% of its assets in fixed-income securities rated BB or B by
NRSROs, which are not investment-grade. Each of the Portfolios seeks to maintain an effective duration of three and one-half to seven years under normal market conditions.

Investment Results
The chart on page 10 shows performance for the Bernstein California, New York and Diversified Municipal Portfolios compared with their benchmark, the Lehman Brothers (LB) 5-Year General Obligation (GO) Municipal Index, for the six- and 12-month periods ended March 31, 2005.

With solid economic growth and mounting inflationary pressures, the Federal Reserve began raising short-term interest rates last summer. In response, short- and intermediate-term municipal interest rates jumped sharply over both the last six and 12 months.

As a result, returns for the California Portfolio were only modestly positive over both the six- and 12-month periods ended March 31, 2005, and returns for the New York and Diversified Portfolios were modestly negative over the six-month period and only modestly positive over the year.

The extra yield for buying lower-rated bonds also narrowed over both the last six and 12 months.

Stronger economic growth led to improving tax revenues for most state and local government issuers; 46 of the 50 states reported higher revenues than forecast at year-end. So far this year, tax revenues have been ahead of forecast for the state of California. In New York, improving tax revenues were reported for New York state and most local governments. Based on revenues already received, New York City is forecasting a budget surplus for this fiscal year.

In addition, investor demand for higher-yielding, but lower-credit-quality, municipals remained strong throughout this period.

Market Review and Investment Strategy
Our sector and security selection for each of the three Municipal Portfolios consistently added return over both time horizons, as investments we made in lower-rated municipals performed well.

With the threat of a liquidity crisis behind it, California general obligation bonds were among the best-performing bonds in the California Municipal Portfolio for the 12-month period, as investors recognized their improving financial condition. The rating agencies also raised their credit ratings on the state's debt.

New York City general obligation bonds and New York state appropriation bonds were among the best performers in the New York Municipal Portfolio for the 12-month period as investors recognized their improving financial conditions.

California and New York City general obligation bonds were among the best performers in the Diversified Portfolio for the 12-month period as investors recognized their improved financial conditions.

Maturity selection also added performance to each of the three Municipal Portfolios over the last six months. During this time, the Portfolios had modestly less interest-rate risk than the index and owned an overweight in longer-maturity, callable bonds, which performed well relative to short- and intermediate-term bonds. For the year, however, maturity selection detracted modestly from performance, as we did not reduce our interest rate risk until last summer, after interest rates had already risen significantly.


            (Portfolio Manager Commentaries continued on next page)
--------------------------------------------------------------------------------
                                                       2005 Semiannual Report  7

Historical Performance

An Important Note About the Value of Historical Performance

The performance shown on pages 10-12 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.bernstein.com and clicking on "Updated Fund Performance" at the bottom of any screen.

The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc. or the Sanford C. Bernstein Fund II, Inc., a prospective investor should consider carefully the portfolio's investment objectives, policies, charges, expenses and risks. For a copy of the Fund's prospectus, which contains this and other information, visit our website at www.bernstein.com and click on "Prospectuses" at the bottom of any screen. You should read the prospectus carefully before investing.

Returns are annualized for periods longer than one year and do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Certain Emerging Markets Value Portfolio performance data presented herein do not reflect the deduction of purchase and redemption fees, which, when reflected as shown herein, reduces such before-fees performance quoted. All fees and expenses related to the operation of the Portfolios have been deducted, except as noted for Emerging Markets Value Portfolio. Tax-Managed International, International and Emerging Markets Value Portfolio returns throughout this report include dividends net of withholding taxes. On April 30, 1999, the International Value Portfolio (IVP) was split into two portfolios: International Value II (now known as International) for tax-exempt investors such as 401(k) and other retirement plans; and Tax-Managed International Value (now known as Tax-Managed International) for taxable investors. Both portfolios have the same overall investment style, except that the latter includes tax management. International is an extension of the original IVP in that it is managed without regard to tax considerations. The returns shown on pages 10-12 reflect the performance of the Tax-Managed International Portfolio and the International Portfolio using an all-value investment style through August 2003. In September 2003, the investment style of each of the Portfolios changed from all-value to a blend of growth and value.

During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed Bernstein Intermediate Duration Institutional Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio's expenses to 0.45%. This waiver extends through the Portfolio's current fiscal year and may be extended by the Adviser for additional one-year terms. Without the waiver, the Fund's expenses would have been higher and its performance would have been lower than that shown.

Benchmark Disclosures
None of the following indices or averages reflect fees and expenses associated with the active management of a mutual fund portfolio. The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is a market capitalization-weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Lipper Emerging Markets Index represents the performance for funds that have generally similar investment objectives to their respective Bernstein Portfolios, although some may have different investment policies and sales and management fees. The Lehman Brothers Aggregate Bond Index represents the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage passthrough securities, asset-backed securities and commercial mortgage-backed securities. The Merrill Lynch 1-3 Year Treasury Index is comprised of U.S. Treasury obligations with remaining maturities of 1-2.99 years. The Lehman Brothers 5-Year General Obligation Municipal Index is a total-return performance benchmark for the intermediate-term, investment-grade tax-exempt bond market. The Lehman Brothers 1-Year Municipal Index is a total-return performance benchmark for the short-term municipal bond market with maturities of up to 1.99 years. Lipper Composites are the equal-weighted average returns of the funds in the relevant Lipper Analytical Services categories; the average fund in a category may differ in composition from the portfolios. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.


                 (Historical Performance continued on next page)
--------------------------------------------------------------------------------
8  Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------
Historical Performance (continued from previous page)

A Word About Risk
Tax-Managed International and International Portfolios: Substantially all of the Portfolios' assets will be invested in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolios will invest in foreign currency denominated securities, fluctuations in the value of the Portfolios' investments may be magnified by changes in foreign exchange rates. Because the Portfolios allocate between "growth" and "value" stocks, an investment in the Portfolios is subject to the risk that this allocation will result in lower returns when one style is outperforming another than if the Portfolios had invested entirely in the outperforming style. In addition, the transaction costs associated with the systematic rebalancing of the Portfolios may be significant over time. The Tax-Managed International Portfolio may employ strategies that take into account the tax impact of buy and sell decisions on the Portfolio's shareholders. While the Portfolio seeks to maximize after-tax returns, there can be no assurance that the strategies will be effective, and the use of these strategies may affect the gross returns of the Portfolio.

Emerging Markets Value Portfolio: This Portfolio invests a significant amount of its assets in foreign securities which involves risks not associated with U.S. investments, including currency fluctuations and political and economic changes. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability.

Intermediate Duration, Short Duration Plus, U.S. Government Short Duration, Short Duration Diversified Municipal, Diversified Municipal, Short Duration California Municipal, Short Duration New York Municipal, California Municipal and New York Municipal Portfolios: Price fluctuation may be caused by changes in the general level of interest rates or changes in bond credit-quality ratings. Increases in interest rates may cause the value of the Portfolios' investments to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolios are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income-related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolios invest principally in bonds and other fixed-income securities.

Intermediate Duration, Short Duration Plus, Short Duration Diversified Municipal and Diversified Municipal Portfolios: These Portfolios can invest up to 20% of their assets in non-investment-grade bonds, which are subject to greater risk of loss of principal and interest, as well as the possibility of greater market risk, than higher-rated bonds.

Short Duration California Municipal, Short Duration
New York Municipal, California Municipal and New York Municipal Portfolios:
These Portfolios can invest up to 20% of their assets in non-investment-grade bonds, which are subject to greater risk of loss of principal and interest, as well as the possibility of greater market risk, than higher-rated bonds. The Portfolios are "non-diversified" and therefore may hold more concentrated positions and be subject to certain additional risks than a "diversified" portfolio.

All Portfolios: In order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. Each Portfolio's risks are fully discussed in its prospectus.


                 (Historical Performance continued on next page)
--------------------------------------------------------------------------------
                                                       2005 Semiannual Report  9

--------------------------------------------------------------------------------
Historical Performance (continued from previous page)

                                                   TOTAL RETURNS              AVERAGE ANNUAL TOTAL RETURNS
                                                --------------------      -------------------------------------
                                                PAST SIX     PAST 12         PAST          PAST         SINCE          INCEPTION
THROUGH MARCH 31, 2005                           MONTHS       MONTHS      FIVE YEARS     10 YEARS     INCEPTION           DATE
====================================================================================================================================
SANFORD C. BERNSTEIN FUND PORTFOLIOS VS. THEIR BENCHMARKS AND LIPPER COMPOSITES
------------------------------------------------------------------------------------------------------------------------------------
  Tax-Managed International                       12.51%       14.02%        4.71%         9.35%        9.26%          June 22, 1992
     Pre-liquidation, after-tax                   12.36        13.86         4.02          7.97         8.00
     Post-liquidation, after-tax                   8.76         9.75         3.79          7.47         7.52
------------------------------------------------------------------------------------------------------------------------------------
  International                                   12.56        14.43         5.03            --         5.85          April 30, 1999
------------------------------------------------------------------------------------------------------------------------------------
  MSCI EAFE Index (Cap, UH)                       15.13        15.06        (1.15)         5.41
------------------------------------------------------------------------------------------------------------------------------------
  International Large-Cap Core Lipper Composite   13.31        11.35        (3.95)         5.90

  Emerging Markets Value                                                                                           December 15, 1995
     Before deduction of purchase and
     redemption fees                              26.45        34.60        13.81          --           7.99
     After deduction of 2% purchase and
     2% redemption fees--both paid
     to the Portfolio, not to Bernstein           21.45        29.27        12.89          --           7.52
------------------------------------------------------------------------------------------------------------------------------------
  MSCI Emerging Markets Index                     19.54        17.02         4.52          4.88
------------------------------------------------------------------------------------------------------------------------------------
  Lipper Emerging Markets Index                   18.87        16.94         4.49            --
------------------------------------------------------------------------------------------------------------------------------------
  International Large-Cap Core Lipper Composite   13.31        11.35        (3.95)         5.90

  Intermediate Duration                            0.88         1.21         5.92          6.24         7.22        January 17, 1989
------------------------------------------------------------------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index             0.47         1.15         7.14          7.14
------------------------------------------------------------------------------------------------------------------------------------
  Intermediate Bond Lipper Composite               0.36         0.77         6.17          6.15

  Short Duration Plus                             (0.06)       (0.21)        4.41          5.01         5.85       December 12, 1988
------------------------------------------------------------------------------------------------------------------------------------
  U.S. Government Short Duration                  (0.06)       (0.41)        4.26          4.76         5.56         January 3, 1989
------------------------------------------------------------------------------------------------------------------------------------
  Merrill Lynch 1-3 Year Treasury Index           (0.24)       (0.35)        4.61          5.34
------------------------------------------------------------------------------------------------------------------------------------
  Short-Term Bond Lipper Composite                 0.04        (0.04)        4.19          4.89

  Short Duration Diversified Municipal             0.05         0.43         3.04          3.44         3.52         October 3, 1994
------------------------------------------------------------------------------------------------------------------------------------
  Short Duration California Municipal              0.01         0.13         2.56          3.15         3.24         October 3, 1994
------------------------------------------------------------------------------------------------------------------------------------
  Short Duration New York Municipal                0.06         0.46         2.80          3.22         3.30         October 3, 1994
------------------------------------------------------------------------------------------------------------------------------------
  Lehman Brothers 1-Year Muni Index                0.01         0.47         3.30          3.88
------------------------------------------------------------------------------------------------------------------------------------
  Short-Term Municipal Lipper Composite            0.02         0.29         3.09          3.56

  Diversified Municipal                           (0.18)        0.62         4.81          4.86         5.56         January 9, 1989
------------------------------------------------------------------------------------------------------------------------------------
  California Municipal                             0.16         0.75         4.40          4.71         5.30          August 6, 1990
------------------------------------------------------------------------------------------------------------------------------------
  New York Municipal                              (0.16)        0.64         4.73          4.84         5.60         January 9, 1989
------------------------------------------------------------------------------------------------------------------------------------
  Lehman Brothers 5-Year GO Muni Index            (0.32)        0.39         5.45          5.33
------------------------------------------------------------------------------------------------------------------------------------
  Intermediate Municipal Lipper Composite         (0.21)        0.56         5.06          4.87

SANFORD C. BERNSTEIN FUND II PORTFOLIO VS. ITS BENCHMARK AND LIPPER COMPOSITE
------------------------------------------------------------------------------------------------------------------------------------
  Intermediate Duration Institutional              0.94%        1.30%          --             --        5.50%           May 17, 2002
------------------------------------------------------------------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index             0.47         1.15         7.14          7.14
  Intermediate Bond Lipper Composite               0.36         0.77         6.17          6.15


       See Historical Performance and Benchmark Disclosures on pages 8-9.
                 (Historical Performance continued on next page)
--------------------------------------------------------------------------------
10  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------
(Historical Performance continued from previous page)

Sanford C. Bernstein Fund, Inc.
--------------------------------------------------------------------------------

Foreign-Stock Portfolios

--------------------------------------------------------------------------------
Tax-Managed International
--------------------------------------------------------------------------------

Growth of $25,000

 [The following table was represented as a line graph in the printed material.]

                     Tax Managed        MSCI EAFE Foreign
                    International       Stock-Market Index       International
     Yr:Month     (after all costs)     (before all costs)       Large-Cap Core
     --------    -------------------    ------------------       --------------
      95:3             $25,000                $25,000               $25,000
         4             $25,798                $25,940               $25,863
         5             $25,785                $25,631               $26,111
         6             $25,581                $25,182               $26,147
         7             $26,971                $26,749               $27,606
         8             $27,057                $25,729               $27,085
         9             $27,225                $26,231               $27,653
        10             $27,023                $25,526               $27,167
        11             $27,112                $26,236               $27,441
        12             $28,241                $27,294               $28,234
      96:1             $29,406                $27,406               $28,810
         2             $29,354                $27,498               $28,980
         3             $29,875                $28,082               $29,473
         4             $31,075                $28,899               $30,378
         5             $31,127                $28,367               $30,381
         6             $31,475                $28,526               $30,639
         7             $30,275                $27,693               $29,493
         8             $30,397                $27,753               $29,885
         9             $31,545                $28,491               $30,552
        10             $31,510                $28,199               $30,414
        11             $32,866                $29,321               $31,862
        12             $33,174                $28,944               $32,034
      97:1             $33,155                $27,931               $31,935
         2             $33,620                $28,388               $32,423
         3             $34,345                $28,491               $32,537
         4             $34,568                $28,642               $32,670
         5             $35,683                $30,506               $34,679
         6             $37,225                $32,188               $36,330
         7             $39,139                $32,709               $37,424
         8             $36,686                $30,266               $34,662
         9             $38,879                $31,961               $36,866
        10             $36,872                $29,505               $34,035
        11             $36,463                $29,204               $33,841
        12             $36,248                $29,459               $34,142
      98:1             $38,253                $30,806               $35,019
         2             $39,869                $32,782               $37,390
         3             $42,998                $33,792               $39,237
         4             $42,753                $34,059               $39,834
         5             $44,042                $33,894               $39,874
         6             $43,858                $34,151               $39,583
         7             $44,533                $34,497               $40,156
         8             $37,905                $30,223               $34,398
         9             $36,084                $29,297               $33,256
        10             $37,741                $32,350               $35,870
        11             $39,930                $34,008               $37,775
        12             $40,218                $35,349               $38,908
      99:1             $40,286                $35,245               $39,289
         2             $39,225                $34,405               $38,378
         3             $41,686                $35,841               $39,759
         4             $43,877                $37,293               $41,513
         5             $42,860                $35,373               $39,811
         6             $44,509                $36,752               $41,781
         7             $45,164                $37,844               $42,843
         8             $45,683                $37,982               $43,155
         9             $45,232                $38,365               $43,380
        10             $45,593                $39,802               $45,011
        11             $46,112                $41,185               $48,184
        12             $49,352                $44,881               $53,985
      00:1             $46,442                $42,029               $50,773
         2             $47,061                $43,161               $53,429
         3             $48,550                $44,834               $54,241
         4             $47,428                $42,475               $51,117
         5             $47,405                $41,437               $49,614
         6             $49,535                $43,058               $51,702
         7             $48,413                $41,253               $49,789
         8             $48,894                $41,611               $50,422
         9             $46,809                $39,585               $47,407
        10             $46,305                $38,649               $45,828
        11             $45,549                $37,200               $43,903
        12             $46,946                $38,522               $45,383
      01:1             $47,859                $38,502               $45,560
         2             $46,108                $35,616               $42,011
         3             $43,672                $33,242               $38,977
         4             $46,641                $35,552               $41,710
         5             $45,423                $34,297               $40,333
         6             $45,195                $32,894               $38,825
         7             $44,078                $32,296               $37,812
         8             $43,824                $31,478               $36,749
         9             $38,622                $28,289               $32,975
        10             $39,993                $29,014               $33,859
        11             $40,551                $30,083               $35,152
        12             $41,067                $30,262               $35,651
      02:1             $39,854                $28,654               $33,919
         2             $40,525                $28,855               $34,105
         3             $42,901                $30,416               $35,838
         4             $44,038                $30,618               $35,942
         5             $45,329                $31,005               $36,186
         6             $43,366                $29,771               $34,804
         7             $39,208                $26,832               $31,282
         8             $38,872                $26,771               $31,138
         9             $33,835                $23,896               $27,706
        10             $35,669                $25,181               $29,322
        11             $38,226                $26,323               $30,600
        12             $37,572                $25,438               $29,468
      03:1             $36,604                $24,376               $28,106
         2             $36,342                $23,817               $27,364
         3             $34,771                $23,349               $26,831
         4             $39,615                $25,637               $29,280
         5             $42,207                $27,191               $30,900
         6             $43,306                $27,848               $31,462
         7             $44,432                $28,522               $32,069
         8             $45,191                $29,211               $32,698
         9             $45,898                $30,111               $33,345
        10             $48,333                $31,988               $35,192
        11             $49,119                $32,699               $35,977
        12             $52,161                $35,254               $38,560
     04:01             $52,507                $35,752               $39,166
         2             $53,198                $36,578               $39,906
         3             $53,597                $36,784               $39,814
         4             $52,666                $35,951               $38,719
         5             $52,693                $36,072               $38,750
         6             $53,570                $36,863               $39,452
         7             $51,948                $35,666               $38,010
         8             $52,666                $35,824               $38,180
         9             $54,315                $36,760               $39,123
        10             $55,486                $38,014               $40,381
        11             $58,677                $40,611               $42,869
        12             $61,330                $42,392               $44,675
     05:01             $60,081                $41,614               $43,682
         2             $62,715                $43,412               $45,550
         3             $61,113                $42,322               $44,332

--------------------------------------------------------------------------------
International
--------------------------------------------------------------------------------

Growth of $25,000

 [The following table was represented as a line graph in the printed material.]

                                           MSCI EAFE Foreign
                 International            Stock-Market Index     International
 Yr:Month      (after all costs)          (before all costs)     Large-Cap Core
 --------      -----------------          ------------------     --------------
   99:4             $25,000                    $25,000              $25,000
      5             $24,357                    $23,713              $23,975
      6             $25,270                    $24,637              $25,162
      7             $25,708                    $25,369              $25,801
      8             $26,081                    $25,462              $25,989
      9             $25,875                    $25,718              $26,124
     10             $25,888                    $26,682              $27,107
     11             $26,004                    $27,609              $29,018
     12             $27,631                    $30,087              $32,511
   00:1             $26,032                    $28,175              $30,577
      2             $26,461                    $28,933              $32,176
      3             $27,384                    $30,055              $32,665
      4             $26,708                    $28,473              $30,784
      5             $26,734                    $27,778              $29,879
      6             $28,034                    $28,864              $31,137
      7             $27,358                    $27,654              $29,984
      8             $27,670                    $27,894              $30,365
      9             $26,578                    $26,536              $28,549
     10             $26,253                    $25,909              $27,599
     11             $25,915                    $24,937              $26,440
     12             $26,812                    $25,824              $27,331
   01:1             $27,373                    $25,811              $27,437
      2             $26,500                    $23,876              $25,300
      3             $25,191                    $22,284              $23,473
      4             $26,687                    $23,833              $25,119
      5             $25,908                    $22,991              $24,290
      6             $25,799                    $22,051              $23,381
      7             $25,159                    $21,650              $22,771
      8             $25,097                    $21,101              $22,131
      9             $22,073                    $18,964              $19,858
     10             $22,821                    $19,450              $20,391
     11             $23,055                    $20,167              $21,169
     12             $23,347                    $20,287              $21,470
   02:1             $22,705                    $19,209              $20,427
      2             $23,122                    $19,343              $20,539
      3             $24,424                    $20,390              $21,582
      4             $25,034                    $20,525              $21,645
      5             $25,645                    $20,785              $21,792
      6             $24,601                    $19,958              $20,960
      7             $22,126                    $17,987              $18,839
      8             $22,030                    $17,946              $18,752
      9             $19,202                    $16,019              $16,685
     10             $20,262                    $16,880              $17,658
     11             $21,708                    $17,646              $18,428
     12             $21,284                    $17,053              $17,746
   03:1             $20,845                    $16,341              $16,926
      2             $20,650                    $15,966              $16,480
      3             $19,756                    $15,652              $16,158
      4             $22,520                    $17,186              $17,633
      5             $24,016                    $18,228              $18,609
      6             $24,683                    $18,668              $18,947
      7             $25,317                    $19,120              $19,313
      8             $25,723                    $19,582              $19,691
      9             $26,114                    $20,185              $20,081
     10             $27,496                    $21,444              $21,194
     11             $27,935                    $21,920              $21,666
     12             $29,661                    $23,633              $23,222
  04:01             $29,891                    $23,967              $23,587
      2             $30,301                    $24,520              $24,032
      3             $30,580                    $24,658              $23,977
      4             $30,088                    $24,100              $23,318
      5             $30,202                    $24,181              $23,336
      6             $30,695                    $24,711              $23,759
      7             $29,759                    $23,909              $22,891
      8             $30,137                    $24,015              $22,993
      9             $31,089                    $24,643              $23,561
     10             $31,729                    $25,483              $24,318
     11             $33,584                    $27,224              $25,817
     12             $35,143                    $28,418              $26,904
  05:01             $34,398                    $27,896              $26,306
      2             $35,921                    $29,102              $27,431
      3             $34,994                    $28,371              $26,698

--------------------------------------------------------------------------------
Emerging Markets Value
--------------------------------------------------------------------------------

Growth of $25,000

 [The following table was represented as a line graph in the printed material.]

                       Emerging
                     Markets Value
                   (after deduction
                    of 2% purchase
                    and 2% redemption
                    fees--both paid
                    to the portfolio,     MSCI Emerging
                        not to            Markets Index        Lipper Emerging
 Yr:Month             Bernstein)+       (before all costs)      Markets Index
 ---------         ------------------   ------------------     ---------------
   95:12                 $25,000             $25,000                $25,000
    96:1                 $26,784             $26,777                $27,272
       2                 $26,760             $26,351                $26,954
       3                 $27,071             $26,557                $27,178
       4                 $28,422             $27,618                $28,131
       5                 $28,266             $27,495                $28,407
       6                 $27,932             $27,667                $28,461
       7                 $26,186             $25,776                $26,805
       8                 $26,174             $26,436                $27,536
       9                 $26,090             $26,665                $27,818
      10                 $24,942             $25,954                $27,175
      11                 $25,803             $26,388                $27,794
      12                 $26,226             $26,508                $28,037
    97:1                 $28,281             $28,316                $30,166
       2                 $28,953             $29,528                $31,243
       3                 $28,593             $28,753                $30,442
       4                 $28,100             $28,804                $30,448
       5                 $28,401             $29,628                $31,498
       6                 $29,230             $31,214                $33,048
       7                 $30,395             $31,680                $34,010
       8                 $27,115             $27,648                $30,275
       9                 $27,079             $28,414                $31,368
      10                 $22,898             $23,752                $26,132
      11                 $20,700             $22,885                $24,939
      12                 $19,952             $23,437                $25,166
    98:1                 $19,113             $21,599                $23,415
       2                 $20,954             $23,853                $25,419
       3                 $21,956             $24,888                $26,311
       4                 $21,405             $24,617                $26,366
       5                 $18,687             $21,243                $22,430
       6                 $16,433             $19,015                $20,304
       7                 $16,595             $19,618                $20,923
       8                 $12,374             $13,946                $14,928
       9                 $12,663             $14,830                $15,488
      10                 $14,128             $16,392                $16,977
      11                 $15,618             $17,755                $18,118
      12                 $15,743             $17,498                $17,891
    99:1                 $15,350             $17,216                $17,528
       2                 $15,553             $17,383                $17,377
       3                 $17,581             $19,674                $19,313
       4                 $21,092             $22,108                $21,996
       5                 $21,498             $21,980                $21,730
       6                 $23,767             $24,474                $24,170
       7                 $23,133             $23,809                $23,568
       8                 $23,222             $24,026                $23,307
       9                 $22,398             $23,213                $22,479
      10                 $22,550             $23,707                $23,156
      11                 $24,033             $25,833                $25,710
      12                 $27,238             $29,118                $30,227
    00:1                 $26,320             $29,292                $29,876
       2                 $25,467             $29,678                $30,767
       3                 $25,594             $29,823                $30,859
       4                 $24,371             $26,996                $27,502
       5                 $22,651             $25,880                $26,039
       6                 $23,377             $26,792                $27,330
       7                 $23,174             $25,414                $26,215
       8                 $22,970             $25,539                $26,485
       9                 $21,543             $23,309                $23,953
      10                 $20,027             $21,619                $22,164
      11                 $18,842             $19,729                $20,160
      12                 $19,568             $20,205                $20,888
    01:1                 $21,135             $22,987                $23,309
       2                 $20,495             $21,187                $21,502
       3                 $19,125             $19,106                $19,451
       4                 $19,686             $20,050                $20,445
       5                 $20,326             $20,290                $21,007
       6                 $19,986             $19,873                $20,642
       7                 $18,785             $18,617                $19,362
       8                 $19,007             $18,434                $19,110
       9                 $16,292             $15,581                $16,383
      10                 $16,631             $16,548                $17,243
      11                 $17,963             $18,275                $18,952
      12                 $18,861             $19,726                $20,161
    02:1                 $20,007             $20,394                $20,956
       2                 $20,441             $20,729                $21,425
       3                 $21,442             $21,976                $22,599
       4                 $21,982             $22,119                $22,875
       5                 $22,009             $21,766                $22,664
       6                 $20,560             $20,133                $21,008
       7                 $19,625             $18,602                $19,438
       8                 $19,664             $18,889                $19,598
       9                 $17,978             $16,851                $17,632
      10                 $18,452             $17,944                $18,473
      11                 $19,664             $19,179                $19,716
      12                 $19,585             $18,542                $19,229
    03:1                 $19,876             $18,461                $19,118
       2                 $19,638             $17,963                $18,667
       3                 $19,002             $17,454                $18,065
       4                 $21,161             $19,008                $19,805
       5                 $22,604             $20,373                $21,229
       6                 $23,902             $21,534                $22,298
       7                 $25,425             $22,882                $23,319
       8                 $26,656             $24,418                $24,877
       9                 $27,557             $24,597                $25,428
      10                 $30,258             $26,691                $27,409
      11                 $30,960             $27,019                $27,816
      12                 $34,643             $28,977                $30,179
   04:01                 $34,469             $30,006                $31,042
       2                 $35,819             $31,391                $32,436
       3                 $36,301             $31,794                $32,871
       4                 $34,002             $29,195                $30,280
       5                 $33,133             $28,620                $29,689
       6                 $33,774             $28,750                $29,841
       7                 $34,403             $28,242                $29,403
       8                 $36,100             $29,424                $30,546
       9                 $38,639             $31,124                $32,337
      10                 $40,016             $31,869                $33,324
      11                 $44,854             $34,821                $36,065
      12                 $48,217             $36,497                $37,933
   05:01                 $48,340             $36,613                $38,068
       2                 $53,317             $39,828                $41,242
       3                 $47,884             $37,204                $38,438

Taxable-Bond Portfolios

--------------------------------------------------------------------------------
Intermediate Duration
--------------------------------------------------------------------------------

Growth of $25,000

 [The following table was represented as a line graph in the printed material.]

                Intermediate          Lehman Brothers
                  Duration          Aggregate Bond Index     Lipper Intermediate
 Yr:Month     (after all costs)      (before all costs)        Bond Composite
 --------     -----------------     --------------------     -------------------
   95:3            $25,000                 $25,000                 $25,000
      4            $25,307                 $25,323                 $25,349
      5            $26,191                 $26,216                 $26,330
      6            $26,402                 $26,382                 $26,523
      7            $26,299                 $26,310                 $26,464
      8            $26,601                 $26,605                 $26,783
      9            $26,922                 $26,839                 $27,044
     10            $27,350                 $27,172                 $27,396
     11            $27,735                 $27,552                 $27,806
     12            $28,172                 $27,902                 $28,196
   96:1            $28,274                 $28,086                 $28,384
      2            $27,722                 $27,606                 $27,890
      3            $27,565                 $27,418                 $27,696
      4            $27,449                 $27,251                 $27,541
      5            $27,436                 $27,202                 $27,485
      6            $27,731                 $27,512                 $27,854
      7            $27,834                 $27,575                 $27,930
      8            $27,840                 $27,553                 $27,883
      9            $28,283                 $28,003                 $28,369
     10            $28,859                 $28,568                 $28,998
     11            $29,405                 $29,051                 $29,494
     12            $29,181                 $28,795                 $29,220
   97:1            $29,214                 $28,879                 $29,309
      2            $29,275                 $28,937                 $29,382
      3            $28,965                 $28,633                 $29,057
      4            $29,342                 $29,005                 $29,492
      5            $29,563                 $29,254                 $29,771
      6            $29,919                 $29,579                 $30,124
      7            $30,530                 $30,339                 $30,936
      8            $30,380                 $30,072                 $30,672
      9            $30,733                 $30,490                 $31,125
     10            $31,149                 $30,850                 $31,576
     11            $31,236                 $30,937                 $31,722
     12            $31,415                 $31,215                 $32,041
   98:1            $31,782                 $31,618                 $32,452
      2            $31,782                 $31,573                 $32,428
      3            $31,886                 $31,684                 $32,539
      4            $32,010                 $31,820                 $32,709
      5            $32,300                 $32,103                 $33,019
      6            $32,458                 $32,334                 $33,299
      7            $32,587                 $32,396                 $33,370
      8            $32,909                 $32,791                 $33,913
      9            $33,372                 $33,516                 $34,708
     10            $33,105                 $33,271                 $34,524
     11            $33,443                 $33,424                 $34,720
     12            $33,574                 $33,534                 $34,824
   99:1            $33,899                 $33,749                 $35,073
      2            $33,408                 $33,121                 $34,461
      3            $33,666                 $33,360                 $34,652
      4            $33,804                 $33,460                 $34,761
      5            $33,676                 $33,112                 $34,459
      6            $33,594                 $32,989                 $34,347
      7            $33,435                 $32,877                 $34,201
      8            $33,365                 $32,825                 $34,184
      9            $33,719                 $33,153                 $34,580
     10            $33,775                 $33,196                 $34,708
     11            $33,828                 $33,223                 $34,706
     12            $33,791                 $33,080                 $34,538
   00:1            $33,671                 $32,957                 $34,425
      2            $34,016                 $33,277                 $34,841
      3            $34,365                 $33,660                 $35,300
      4            $34,126                 $33,475                 $35,199
      5            $33,946                 $33,408                 $35,183
      6            $34,655                 $34,082                 $35,915
      7            $34,902                 $34,345                 $36,241
      8            $35,302                 $34,791                 $36,766
      9            $35,529                 $35,014                 $36,998
     10            $35,414                 $35,091                 $37,242
     11            $35,845                 $35,586                 $37,851
     12            $36,618                 $36,262                 $38,554
   01:1            $37,331                 $36,868                 $39,184
      2            $37,504                 $37,196                 $39,525
      3            $37,635                 $37,359                 $39,724
      4            $37,421                 $37,158                 $39,559
      5            $37,673                 $37,366                 $39,798
      6            $37,710                 $37,478                 $39,948
      7            $38,385                 $38,310                 $40,841
      8            $38,757                 $38,697                 $41,309
      9            $39,009                 $39,026                 $41,790
     10            $39,787                 $39,740                 $42,665
     11            $39,429                 $39,255                 $42,076
     12            $39,250                 $38,992                 $41,809
   02:1            $39,500                 $39,234                 $42,148
      2            $39,655                 $39,540                 $42,556
      3            $39,043                 $38,915                 $41,848
      4            $39,466                 $39,557                 $42,660
      5            $39,847                 $39,866                 $43,022
      6            $39,659                 $39,961                 $43,394
      7            $39,912                 $40,209                 $43,918
      8            $40,671                 $40,885                 $44,659
      9            $41,149                 $41,420                 $45,382
     10            $41,040                 $41,200                 $45,176
     11            $41,297                 $41,295                 $45,164
     12            $42,059                 $42,120                 $46,097
   03:1            $42,138                 $42,178                 $46,136
      2            $42,701                 $42,757                 $46,774
      3            $42,695                 $42,750                 $46,738
      4            $43,238                 $43,177                 $47,124
      5            $43,988                 $43,966                 $48,003
      6            $43,844                 $43,913                 $47,907
      7            $42,338                 $42,493                 $46,297
      8            $42,749                 $42,754                 $46,604
      9            $43,780                 $43,841                 $47,838
     10            $43,534                 $43,495                 $47,392
     11            $43,694                 $43,608                 $47,505
     12            $44,203                 $44,024                 $47,989
  04:01            $44,557                 $44,348                 $48,375
      2            $44,960                 $44,749                 $48,898
      3            $45,265                 $45,065                 $49,264
      4            $44,212                 $44,000                 $47,983
      5            $43,982                 $43,787                 $47,790
      6            $44,193                 $43,984                 $48,061
      7            $44,571                 $44,371                 $48,537
      8            $45,274                 $45,127                 $49,463
      9            $45,416                 $45,247                 $49,597
     10            $45,844                 $45,592                 $50,013
     11            $45,584                 $45,313                 $49,614
     12            $46,002                 $45,689                 $50,071
  05:01            $46,287                 $45,894                 $50,385
      2            $46,112                 $45,689                 $50,088
      3            $45,814                 $45,411                 $49,830

--------------------------------------------------------------------------------
Short Duration Plus
--------------------------------------------------------------------------------

Growth of $25,000

 [The following table was represented as a line graph in the printed material.]

                  Short                                      Merrill Lynch 1-3
              Duration Plus     Lipper Short Investment     Year Treasury Index
 Yr:Month   (after all costs)    Grade Bond Composite        (before all costs)
 --------   -----------------   -----------------------     -------------------
   95:3           $25,000               $25,000                   $25,000
      4           $25,219               $25,233                   $25,223
      5           $25,567               $25,707                   $25,663
      6           $25,709               $25,851                   $25,801
      7           $25,796               $25,910                   $25,908
      8           $25,946               $26,089                   $26,062
      9           $26,088               $26,240                   $26,189
     10           $26,322               $26,453                   $26,410
     11           $26,510               $26,678                   $26,644
     12           $26,746               $26,889                   $26,848
   96:1           $26,892               $27,090                   $27,076
      2           $26,797               $26,987                   $26,962
      3           $26,789               $26,963                   $26,938
      4           $26,844               $26,974                   $26,961
      5           $26,897               $27,017                   $27,016
      6           $27,050               $27,203                   $27,210
      7           $27,179               $27,307                   $27,317
      8           $27,299               $27,389                   $27,411
      9           $27,532               $27,635                   $27,659
     10           $27,859               $27,920                   $27,971
     11           $28,045               $28,140                   $28,185
     12           $28,025               $28,140                   $28,185
   97:1           $28,180               $28,264                   $28,317
      2           $28,256               $28,346                   $28,382
      3           $28,249               $28,315                   $28,371
      4           $28,444               $28,530                   $28,603
      5           $28,616               $28,724                   $28,798
      6           $28,791               $28,911                   $28,997
      7           $29,010               $29,226                   $29,315
      8           $29,080               $29,241                   $29,342
      9           $29,241               $29,454                   $29,565
     10           $29,418               $29,619                   $29,785
     11           $29,494               $29,687                   $29,857
     12           $29,578               $29,856                   $30,061
   98:1           $29,841               $30,116                   $30,353
      2           $29,881               $30,149                   $30,379
      3           $29,949               $30,264                   $30,502
      4           $30,081               $30,397                   $30,645
      5           $30,210               $30,555                   $30,809
      6           $30,329               $30,689                   $30,969
      7           $30,491               $30,815                   $31,114
      8           $30,700               $31,025                   $31,505
      9           $31,026               $31,391                   $31,922
     10           $31,061               $31,375                   $32,079
     11           $31,169               $31,441                   $32,051
     12           $31,333               $31,557                   $32,164
   99:1           $31,480               $31,699                   $32,292
      2           $31,378               $31,563                   $32,134
      3           $31,608               $31,800                   $32,357
      4           $31,723               $31,917                   $32,462
      5           $31,780               $31,857                   $32,441
      6           $31,882               $31,908                   $32,542
      7           $31,966               $31,937                   $32,645
      8           $32,034               $31,988                   $32,739
      9           $32,212               $32,215                   $32,952
     10           $32,301               $32,292                   $33,040
     11           $32,415               $32,386                   $33,102
     12           $32,518               $32,438                   $33,150
   00:1           $32,510               $32,428                   $33,137
      2           $32,692               $32,635                   $33,358
      3           $32,850               $32,821                   $33,565
      4           $32,866               $32,834                   $33,652
      5           $32,964               $32,920                   $33,791
      6           $33,320               $33,298                   $34,141
      7           $33,463               $33,498                   $34,357
      8           $33,689               $33,760                   $34,611
      9           $33,942               $34,036                   $34,859
     10           $33,920               $34,128                   $35,047
     11           $34,178               $34,418                   $35,378
     12           $34,572               $34,821                   $35,800
   01:1           $35,020               $35,288                   $36,249
      2           $35,209               $35,513                   $36,484
      3           $35,504               $35,759                   $36,789
      4           $35,609               $35,837                   $36,887
      5           $35,849               $36,049                   $37,095
      6           $35,995               $36,178                   $37,221
      7           $36,410               $36,631                   $37,639
      8           $36,685               $36,843                   $37,856
      9           $37,131               $37,215                   $38,479
     10           $37,532               $37,513                   $38,842
     11           $37,406               $37,344                   $38,758
     12           $37,458               $37,296                   $38,772
   02:1           $37,591               $37,404                   $38,851
      2           $37,638               $37,516                   $39,038
      3           $37,475               $37,302                   $38,775
      4           $37,762               $37,601                   $39,208
      5           $37,960               $37,807                   $39,366
      6           $38,177               $37,856                   $39,696
      7           $38,457               $38,004                   $40,181
      8           $38,585               $38,244                   $40,319
      9           $38,904               $38,497                   $40,652
     10           $38,903               $38,515                   $40,744
     11           $38,985               $38,543                   $40,622
     12           $39,366               $38,918                   $41,004
   03:1           $39,421               $38,985                   $40,998
      2           $39,647               $39,213                   $41,169
      3           $39,680               $39,265                   $41,244
      4           $39,839               $39,428                   $41,321
      5           $40,060               $39,675                   $41,476
      6           $40,113               $39,739                   $41,540
      7           $39,847               $39,355                   $41,314
      8           $39,890               $39,395                   $41,341
      9           $40,236               $39,814                   $41,717
     10           $40,130               $39,680                   $41,562
     11           $40,176               $39,687                   $41,540
     12           $40,377               $39,892                   $41,781
  04:01           $40,504               $40,007                   $41,866
      2           $40,688               $40,191                   $42,066
      3           $40,849               $40,322                   $42,198
      4           $40,436               $39,934                   $41,791
      5           $40,327               $39,857                   $41,752
      6           $40,378               $39,882                   $41,749
      7           $40,520               $40,027                   $41,900
      8           $40,762               $40,282                   $42,190
      9           $40,786               $40,290                   $42,153
     10           $40,911               $40,409                   $42,281
     11           $40,781               $40,298                   $42,072
     12           $40,888               $40,400                   $42,160
  05:01           $40,929               $40,398                   $42,145
      2           $40,843               $40,361                   $42,050
      3           $40,761               $40,307                   $42,052

--------------------------------------------------------------------------------
U.S. Government Short Duration
--------------------------------------------------------------------------------

Growth of $25,000

 [The following table was represented as a line graph in the printed material.]

               U.S. Government                                Merrill Lynch 1-3
                Short Duration        Lipper Short U.S.      Year Treasury Index
 Yr:Month     (after all costs)      Gov't Bond Composite     (before all costs)
 --------     -----------------      --------------------    -------------------
   95:3            $25,000                  $25,000                $25,000
      4            $25,220                  $25,215                $25,223
      5            $25,606                  $25,712                $25,663
      6            $25,786                  $25,840                $25,801
      7            $25,846                  $25,871                $25,908
      8            $25,986                  $26,060                $26,062
      9            $26,117                  $26,209                $26,189
     10            $26,320                  $26,442                $26,410
     11            $26,518                  $26,696                $26,644
     12            $26,702                  $26,917                $26,848
   96:1            $26,841                  $27,111                $27,076
      2            $26,761                  $26,986                $26,962
      3            $26,771                  $26,954                $26,938
      4            $26,756                  $26,959                $26,961
      5            $26,788                  $26,992                $27,016
      6            $26,958                  $27,173                $27,210
      7            $27,060                  $27,262                $27,317
      8            $27,153                  $27,336                $27,411
      9            $27,361                  $27,571                $27,659
     10            $27,658                  $27,861                $27,971
     11            $27,842                  $28,075                $28,185
     12            $27,794                  $28,067                $28,185
   97:1            $27,942                  $28,199                $28,317
      2            $28,013                  $28,272                $28,382
      3            $28,007                  $28,221                $28,371
      4            $28,199                  $28,427                $28,603
      5            $28,371                  $28,595                $28,798
      6            $28,546                  $28,746                $28,997
      7            $28,763                  $29,045                $29,315
      8            $28,812                  $29,057                $29,342
      9            $28,969                  $29,257                $29,565
     10            $29,168                  $29,462                $29,785
     11            $29,220                  $29,527                $29,857
     12            $29,363                  $29,672                $30,061
   98:1            $29,575                  $29,924                $30,353
      2            $29,611                  $29,945                $30,379
      3            $29,699                  $30,044                $30,502
      4            $29,806                  $30,161                $30,645
      5            $29,930                  $30,315                $30,809
      6            $30,065                  $30,448                $30,969
      7            $30,220                  $30,570                $31,114
      8            $30,469                  $30,882                $31,505
      9            $30,809                  $31,258                $31,922
     10            $30,900                  $31,311                $32,079
     11            $30,921                  $31,305                $32,051
     12            $30,994                  $31,396                $32,164
   99:1            $31,110                  $31,547                $32,292
      2            $31,016                  $31,424                $32,134
      3            $31,224                  $31,609                $32,357
      4            $31,340                  $31,732                $32,462
      5            $31,328                  $31,704                $32,441
      6            $31,407                  $31,713                $32,542
      7            $31,491                  $31,755                $32,645
      8            $31,557                  $31,812                $32,739
      9            $31,753                  $32,012                $32,952
     10            $31,842                  $32,095                $33,040
     11            $31,923                  $32,179                $33,102
     12            $31,950                  $32,188                $33,150
   00:1            $31,949                  $32,211                $33,137
      2            $32,130                  $32,395                $33,358
      3            $32,290                  $32,650                $33,565
      4            $32,416                  $32,768                $33,652
      5            $32,510                  $32,824                $33,791
      6            $32,802                  $33,152                $34,141
      7            $32,968                  $33,348                $34,357
      8            $33,214                  $33,594                $34,611
      9            $33,435                  $33,836                $34,859
     10            $33,601                  $34,029                $35,047
     11            $33,906                  $34,363                $35,378
     12            $34,293                  $34,720                $35,800
   01:1            $34,710                  $35,164                $36,249
      2            $34,901                  $35,432                $36,484
      3            $35,115                  $35,658                $36,789
      4            $35,196                  $35,758                $36,887
      5            $35,359                  $35,966                $37,095
      6            $35,434                  $36,063                $37,221
      7            $35,823                  $36,445                $37,639
      8            $36,091                  $36,642                $37,856
      9            $36,651                  $37,122                $38,479
     10            $37,000                  $37,445                $38,842
     11            $36,869                  $37,306                $38,758
     12            $36,882                  $37,269                $38,772
   02:1            $36,977                  $37,384                $38,851
      2            $37,161                  $37,571                $39,038
      3            $36,973                  $37,353                $38,775
      4            $37,355                  $37,716                $39,208
      5            $37,488                  $37,878                $39,366
      6            $37,753                  $38,113                $39,696
      7            $38,167                  $38,475                $40,181
      8            $38,321                  $38,636                $40,319
      9            $38,637                  $38,883                $40,652
     10            $38,700                  $38,942                $40,744
     11            $38,587                  $38,851                $40,622
     12            $38,963                  $39,171                $41,004
   03:1            $38,996                  $39,180                $40,998
      2            $39,164                  $39,356                $41,169
      3            $39,178                  $39,379                $41,244
      4            $39,281                  $39,455                $41,321
      5            $39,474                  $39,577                $41,476
      6            $39,480                  $39,597                $41,540
      7            $39,161                  $39,300                $41,314
      8            $39,144                  $39,310                $41,341
      9            $39,447                  $39,622                $41,717
     10            $39,340                  $39,488                $41,562
     11            $39,354                  $39,486                $41,540
     12            $39,524                  $39,664                $41,781
  04:01            $39,607                  $39,743                $41,866
      2            $39,806                  $39,904                $42,066
      3            $39,950                  $39,998                $42,198
      4            $39,539                  $39,649                $41,791
      5            $39,424                  $39,541                $41,752
      6            $39,437                  $39,559                $41,749
      7            $39,604                  $39,699                $41,900
      8            $39,798                  $39,936                $42,190
      9            $39,812                  $39,901                $42,153
     10            $39,952                  $40,011                $42,281
     11            $39,811                  $39,874                $42,072
     12            $39,895                  $39,957                $42,160
  05:01            $39,919                  $39,960                $42,145
      2            $39,852                  $39,886                $42,050
      3            $39,788                  $39,854                $42,052

* Portfolio, benchmark and Lipper returns are from the close of business on March 31, 1995 (except Emerging Markets Value Portfolio which is from December 31, 1995) through close of business on March 31, 2005.

+ Reflects the growth of $25,000 in the Portfolio after deduction of the 2% purchase fee each investor must pay to the Portfolio upon making an investment in the Portfolio (except for reinvested capital gains and dividends) and the 2% redemption fee payable on closing out an investment in the Portfolio. Excluding these fees, an investment of $25,000 in this Portfolio would have increased to $49,858.


       See Historical Performance and Benchmark Disclosures on pages 8-9.
                 (Historical Performance continued on next page)
--------------------------------------------------------------------------------
                                                      2005 Semiannual Report  11

--------------------------------------------------------------------------------
(Historical Performance continued from previous page)

Sanford C. Bernstein Fund, Inc. Municipal Bond Portfolio (Intermediate and
Short Duration)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Short Duration Diversified Municipal
--------------------------------------------------------------------------------

Growth of $25,000

 [The following table was represented as a line graph in the printed material.]

               Short Duration      Lehman Brothers One-Year
            Diversified Municipal      Municipal Index        Lipper Short-Term
 Yr:Month     (after all costs)      (before all costs)      Municipal Composite
 --------   ---------------------  ------------------------  -------------------
   95:3            $25,000                 $25,000                 $25,000
      4            $25,066                 $25,091                 $25,083
      5            $25,334                 $25,327                 $25,346
      6            $25,444                 $25,413                 $25,437
      7            $25,573                 $25,599                 $25,587
      8            $25,680                 $25,734                 $25,713
      9            $25,731                 $25,806                 $25,774
     10            $25,841                 $25,911                 $25,898
     11            $25,975                 $26,034                 $26,053
     12            $26,065                 $26,132                 $26,165
   96:1            $26,197                 $26,282                 $26,322
      2            $26,231                 $26,346                 $26,354
      3            $26,221                 $26,363                 $26,304
      4            $26,253                 $26,425                 $26,333
      5            $26,319                 $26,492                 $26,391
      6            $26,402                 $26,621                 $26,486
      7            $26,514                 $26,734                 $26,608
      8            $26,550                 $26,786                 $26,666
      9            $26,677                 $26,907                 $26,797
     10            $26,780                 $27,044                 $26,944
     11            $26,943                 $27,208                 $27,111
     12            $26,991                 $27,267                 $27,155
   97:1            $27,117                 $27,424                 $27,250
      2            $27,183                 $27,512                 $27,367
      3            $27,156                 $27,498                 $27,296
      4            $27,241                 $27,609                 $27,389
      5            $27,382                 $27,748                 $27,556
      6            $27,489                 $27,858                 $27,696
      7            $27,617                 $28,029                 $27,920
      8            $27,653                 $28,064                 $27,920
      9            $27,791                 $28,209                 $28,110
     10            $27,876                 $28,318                 $28,212
     11            $27,935                 $28,405                 $28,296
     12            $28,060                 $28,532                 $28,449
   98:1            $28,186                 $28,681                 $28,594
      2            $28,273                 $28,781                 $28,663
      3            $28,336                 $28,863                 $28,723
      4            $28,378                 $28,898                 $28,723
      5            $28,501                 $29,049                 $28,901
      6            $28,566                 $29,156                 $28,999
      7            $28,671                 $29,256                 $29,092
      8            $28,802                 $29,432                 $29,301
      9            $28,909                 $29,572                 $29,454
     10            $29,011                 $29,712                 $29,554
     11            $29,095                 $29,801                 $29,610
     12            $29,165                 $29,885                 $29,708
   99:1            $29,312                 $30,052                 $29,868
      2            $29,417                 $30,160                 $29,871
      3            $29,457                 $30,185                 $29,913
      4            $29,516                 $30,255                 $29,988
      5            $29,564                 $30,314                 $30,000
      6            $29,559                 $30,287                 $29,895
      7            $29,632                 $30,396                 $29,990
      8            $29,666                 $30,469                 $29,993
      9            $29,749                 $30,572                 $30,065
     10            $29,778                 $30,639                 $30,075
     11            $29,894                 $30,733                 $30,177
     12            $29,914                 $30,759                 $30,180
   00:1            $30,005                 $30,876                 $30,198
      2            $30,076                 $30,969                 $30,310
      3            $30,197                 $31,103                 $30,455
      4            $30,242                 $31,178                 $30,486
      5            $30,278                 $31,229                 $30,519
      6            $30,519                 $31,485                 $30,769
      7            $30,670                 $31,661                 $30,957
      8            $30,818                 $31,823                 $31,121
      9            $30,871                 $31,894                 $31,193
     10            $30,995                 $32,045                 $31,324
     11            $31,091                 $32,166                 $31,430
     12            $31,316                 $32,405                 $31,685
   01:1            $31,595                 $32,790                 $31,951
      2            $31,699                 $32,898                 $32,066
      3            $31,844                 $33,068                 $32,229
      4            $31,897                 $33,131                 $32,252
      5            $32,097                 $33,366                 $32,458
      6            $32,193                 $33,497                 $32,588
      7            $32,370                 $33,644                 $32,768
      8            $32,569                 $33,846                 $32,990
      9            $32,717                 $34,012                 $33,083
     10            $32,863                 $34,159                 $33,222
     11            $32,852                 $34,191                 $33,162
     12            $32,916                 $34,276                 $33,188
   02:1            $33,156                 $34,554                 $33,378
      2            $33,320                 $34,678                 $33,538
      3            $33,060                 $34,436                 $33,316
      4            $33,325                 $34,698                 $33,580
      5            $33,489                 $34,850                 $33,701
      6            $33,694                 $35,021                 $33,879
      7            $33,821                 $35,150                 $34,028
      8            $33,898                 $35,267                 $34,161
      9            $33,964                 $35,346                 $34,301
     10            $33,874                 $35,294                 $34,155
     11            $33,975                 $35,371                 $34,219
     12            $34,133                 $35,596                 $34,479
   03:1            $34,209                 $35,678                 $34,537
      2            $34,310                 $35,768                 $34,706
      3            $34,318                 $35,767                 $34,666
      4            $34,357                 $35,810                 $34,744
      5            $34,530                 $35,924                 $34,966
      6            $34,510                 $35,971                 $34,963
      7            $34,351                 $35,956                 $34,746
      8            $34,410                 $36,003                 $34,836
      9            $34,633                 $36,172                 $35,122
     10            $34,638                 $36,132                 $35,074
     11            $34,692                 $36,167                 $35,137
     12            $34,767                 $36,206                 $35,182
  04:01            $34,849                 $36,283                 $35,263
      2            $34,928                 $36,412                 $35,431
      3            $34,923                 $36,417                 $35,358
      4            $34,812                 $36,330                 $35,120
      5            $34,749                 $36,273                 $35,062
      6            $34,799                 $36,307                 $35,093
      7            $34,932                 $36,450                 $35,235
      8            $35,060                 $36,604                 $35,436
      9            $35,053                 $36,582                 $35,453
     10            $35,101                 $36,582                 $35,499
     11            $35,040                 $36,535                 $35,414
     12            $35,148                 $36,592                 $35,527
  05:01            $35,177                 $36,621                 $35,515
      2            $35,120                 $36,616                 $35,504
      3            $35,071                 $36,587                 $35,460

--------------------------------------------------------------------------------
Short Duration California Municipal
--------------------------------------------------------------------------------

Growth of $25,000

 [The following table was represented as a line graph in the printed material.]

                Short Duration          Lehman Brothers
             California Municipal  One-Year Municipal Index   Lipper Short-Term
 Yr:Month     (after all costs)       (before all costs)     Municipal Composite
 --------   ---------------------  ------------------------  -------------------
   95:3            $25,000                  $25,000                $25,000
      4            $25,100                  $25,091                $25,083
      5            $25,341                  $25,327                $25,346
      6            $25,424                  $25,413                $25,437
      7            $25,605                  $25,599                $25,587
      8            $25,685                  $25,734                $25,713
      9            $25,749                  $25,806                $25,774
     10            $25,856                  $25,911                $25,898
     11            $25,966                  $26,034                $26,053
     12            $26,041                  $26,132                $26,165
   96:1            $26,193                  $26,282                $26,322
      2            $26,219                  $26,346                $26,354
      3            $26,200                  $26,363                $26,304
      4            $26,246                  $26,425                $26,333
      5            $26,290                  $26,492                $26,391
      6            $26,393                  $26,621                $26,486
      7            $26,505                  $26,734                $26,608
      8            $26,544                  $26,786                $26,666
      9            $26,652                  $26,907                $26,797
     10            $26,777                  $27,044                $26,944
     11            $26,920                  $27,208                $27,111
     12            $26,967                  $27,267                $27,155
   97:1            $27,070                  $27,424                $27,250
      2            $27,132                  $27,512                $27,367
      3            $27,126                  $27,498                $27,296
      4            $27,207                  $27,609                $27,389
      5            $27,305                  $27,748                $27,556
      6            $27,409                  $27,858                $27,696
      7            $27,554                  $28,029                $27,920
      8            $27,584                  $28,064                $27,920
      9            $27,690                  $28,209                $28,110
     10            $27,764                  $28,318                $28,212
     11            $27,816                  $28,405                $28,296
     12            $27,938                  $28,532                $28,449
   98:1            $28,057                  $28,681                $28,594
      2            $28,141                  $28,781                $28,663
      3            $28,198                  $28,863                $28,723
      4            $28,210                  $28,898                $28,723
      5            $28,326                  $29,049                $28,901
      6            $28,411                  $29,156                $28,999
      7            $28,544                  $29,256                $29,092
      8            $28,668                  $29,432                $29,301
      9            $28,791                  $29,572                $29,454
     10            $28,914                  $29,712                $29,554
     11            $28,998                  $29,801                $29,610
     12            $29,028                  $29,885                $29,708
   99:1            $29,171                  $30,052                $29,868
      2            $29,253                  $30,160                $29,871
      3            $29,267                  $30,185                $29,913
      4            $29,342                  $30,255                $29,988
      5            $29,359                  $30,314                $30,000
      6            $29,349                  $30,287                $29,895
      7            $29,448                  $30,396                $29,990
      8            $29,500                  $30,469                $29,993
      9            $29,625                  $30,572                $30,065
     10            $29,654                  $30,639                $30,075
     11            $29,720                  $30,733                $30,177
     12            $29,715                  $30,759                $30,180
   00:1            $29,822                  $30,876                $30,198
      2            $29,936                  $30,969                $30,310
      3            $30,047                  $31,103                $30,455
      4            $30,059                  $31,178                $30,486
      5            $30,133                  $31,229                $30,519
      6            $30,371                  $31,485                $30,769
      7            $30,517                  $31,661                $30,957
      8            $30,691                  $31,823                $31,121
      9            $30,770                  $31,894                $31,193
     10            $30,893                  $32,045                $31,324
     11            $30,992                  $32,166                $31,430
     12            $31,165                  $32,405                $31,685
   01:1            $31,459                  $32,790                $31,951
      2            $31,556                  $32,898                $32,066
      3            $31,678                  $33,068                $32,229
      4            $31,680                  $33,131                $32,252
      5            $31,877                  $33,366                $32,458
      6            $31,971                  $33,497                $32,588
      7            $32,120                  $33,644                $32,768
      8            $32,259                  $33,846                $32,990
      9            $32,349                  $34,012                $33,083
     10            $32,456                  $34,159                $33,222
     11            $32,501                  $34,191                $33,162
     12            $32,539                  $34,276                $33,188
   02:1            $32,751                  $34,554                $33,378
      2            $32,805                  $34,678                $33,538
      3            $32,620                  $34,436                $33,316
      4            $32,798                  $34,698                $33,580
      5            $32,904                  $34,850                $33,701
      6            $32,997                  $35,021                $33,879
      7            $33,083                  $35,150                $34,028
      8            $33,196                  $35,267                $34,161
      9            $33,277                  $35,346                $34,301
     10            $33,147                  $35,294                $34,155
     11            $33,182                  $35,371                $34,219
     12            $33,391                  $35,596                $34,479
   03:1            $33,445                  $35,678                $34,537
      2            $33,551                  $35,768                $34,706
      3            $33,571                  $35,767                $34,666
      4            $33,595                  $35,810                $34,744
      5            $33,752                  $35,924                $34,966
      6            $33,716                  $35,971                $34,963
      7            $33,542                  $35,956                $34,746
      8            $33,610                  $36,003                $34,836
      9            $33,820                  $36,172                $35,122
     10            $33,784                  $36,132                $35,074
     11            $33,852                  $36,167                $35,137
     12            $33,897                  $36,206                $35,182
  04:01            $33,968                  $36,283                $35,263
      2            $34,065                  $36,412                $35,431
      3            $34,054                  $36,417                $35,358
      4            $33,919                  $36,330                $35,120
      5            $33,881                  $36,273                $35,062
      6            $33,930                  $36,307                $35,093
      7            $34,033                  $36,450                $35,235
      8            $34,102                  $36,604                $35,436
      9            $34,094                  $36,582                $35,453
     10            $34,141                  $36,582                $35,499
     11            $34,080                  $36,535                $35,414
     12            $34,156                  $36,592                $35,527
  05:01            $34,209                  $36,621                $35,515
      2            $34,151                  $36,616                $35,504
      3            $34,098                  $36,587                $35,460

--------------------------------------------------------------------------------
Short Duration New York Municipal
--------------------------------------------------------------------------------

Growth of $25,000

 [The following table was represented as a line graph in the printed material.]

               Short Duration          Lehman Brothers
            New York Municipal    One-Year Municipal Index    Lipper Short-Term
 Yr:Month    (after all costs)       (before all costs)      Municipal Composite
 --------  ---------------------  ------------------------   -------------------
   95:3          $25,000                  $25,000                  $25,000
      4          $25,076                  $25,091                  $25,083
      5          $25,293                  $25,327                  $25,346
      6          $25,393                  $25,413                  $25,437
      7          $25,530                  $25,599                  $25,587
      8          $25,625                  $25,734                  $25,713
      9          $25,686                  $25,806                  $25,774
     10          $25,774                  $25,911                  $25,898
     11          $25,893                  $26,034                  $26,053
     12          $25,979                  $26,132                  $26,165
   96:1          $26,128                  $26,282                  $26,322
      2          $26,193                  $26,346                  $26,354
      3          $26,174                  $26,363                  $26,304
      4          $26,196                  $26,425                  $26,333
      5          $26,259                  $26,492                  $26,391
      6          $26,342                  $26,621                  $26,486
      7          $26,460                  $26,734                  $26,608
      8          $26,457                  $26,786                  $26,666
      9          $26,594                  $26,907                  $26,797
     10          $26,728                  $27,044                  $26,944
     11          $26,861                  $27,208                  $27,111
     12          $26,894                  $27,267                  $27,155
   97:1          $27,007                  $27,424                  $27,250
      2          $27,077                  $27,512                  $27,367
      3          $27,056                  $27,498                  $27,296
      4          $27,147                  $27,609                  $27,389
      5          $27,255                  $27,748                  $27,556
      6          $27,368                  $27,858                  $27,696
      7          $27,500                  $28,029                  $27,920
      8          $27,518                  $28,064                  $27,920
      9          $27,656                  $28,209                  $28,110
     10          $27,743                  $28,318                  $28,212
     11          $27,801                  $28,405                  $28,296
     12          $27,903                  $28,532                  $28,449
   98:1          $28,034                  $28,681                  $28,594
      2          $28,101                  $28,781                  $28,663
      3          $28,167                  $28,863                  $28,723
      4          $28,188                  $28,898                  $28,723
      5          $28,311                  $29,049                  $28,901
      6          $28,400                  $29,156                  $28,999
      7          $28,487                  $29,256                  $29,092
      8          $28,616                  $29,432                  $29,301
      9          $28,722                  $29,572                  $29,454
     10          $28,826                  $29,712                  $29,554
     11          $28,892                  $29,801                  $29,610
     12          $28,954                  $29,885                  $29,708
   99:1          $29,104                  $30,052                  $29,868
      2          $29,168                  $30,160                  $29,871
      3          $29,233                  $30,185                  $29,913
      4          $29,276                  $30,255                  $29,988
      5          $29,306                  $30,314                  $30,000
      6          $29,284                  $30,287                  $29,895
      7          $29,368                  $30,396                  $29,990
      8          $29,411                  $30,469                  $29,993
      9          $29,480                  $30,572                  $30,065
     10          $29,518                  $30,639                  $30,075
     11          $29,619                  $30,733                  $30,177
     12          $29,620                  $30,759                  $30,180
   00:1          $29,697                  $30,876                  $30,198
      2          $29,791                  $30,969                  $30,310
      3          $29,887                  $31,103                  $30,455
      4          $29,936                  $31,178                  $30,486
      5          $29,994                  $31,229                  $30,519
      6          $30,215                  $31,485                  $30,769
      7          $30,361                  $31,661                  $30,957
      8          $30,482                  $31,823                  $31,121
      9          $30,555                  $31,894                  $31,193
     10          $30,671                  $32,045                  $31,324
     11          $30,791                  $32,166                  $31,430
     12          $31,036                  $32,405                  $31,685
   01:1          $31,284                  $32,790                  $31,951
      2          $31,386                  $32,898                  $32,066
      3          $31,553                  $33,068                  $32,229
      4          $31,551                  $33,131                  $32,252
      5          $31,769                  $33,366                  $32,458
      6          $31,858                  $33,497                  $32,588
      7          $32,006                  $33,644                  $32,768
      8          $32,191                  $33,846                  $32,990
      9          $32,251                  $34,012                  $33,083
     10          $32,415                  $34,159                  $33,222
     11          $32,399                  $34,191                  $33,162
     12          $32,433                  $34,276                  $33,188
   02:1          $32,672                  $34,554                  $33,378
      2          $32,782                  $34,678                  $33,538
      3          $32,598                  $34,436                  $33,316
      4          $32,777                  $34,698                  $33,580
      5          $32,888                  $34,850                  $33,701
      6          $33,007                  $35,021                  $33,879
      7          $33,103                  $35,150                  $34,028
      8          $33,202                  $35,267                  $34,161
      9          $33,265                  $35,346                  $34,301
     10          $33,171                  $35,294                  $34,155
     11          $33,211                  $35,371                  $34,219
     12          $33,432                  $35,596                  $34,479
   03:1          $33,471                  $35,678                  $34,537
      2          $33,588                  $35,768                  $34,706
      3          $33,562                  $35,767                  $34,666
      4          $33,623                  $35,810                  $34,744
      5          $33,818                  $35,924                  $34,966
      6          $33,793                  $35,971                  $34,963
      7          $33,622                  $35,956                  $34,746
      8          $33,696                  $36,003                  $34,836
      9          $33,905                  $36,172                  $35,122
     10          $33,900                  $36,132                  $35,074
     11          $33,974                  $36,167                  $35,137
     12          $34,032                  $36,206                  $35,182
  04:01          $34,088                  $36,283                  $35,263
      2          $34,194                  $36,412                  $35,431
      3          $34,164                  $36,417                  $35,358
      4          $34,027                  $36,330                  $35,120
      5          $33,990                  $36,273                  $35,062
      6          $34,039                  $36,307                  $35,093
      7          $34,145                  $36,450                  $35,235
      8          $34,275                  $36,604                  $35,436
      9          $34,298                  $36,582                  $35,453
     10          $34,321                  $36,582                  $35,499
     11          $34,293                  $36,535                  $35,414
     12          $34,375                  $36,592                  $35,527
  05:01          $34,459                  $36,621                  $35,515
      2          $34,372                  $36,616                  $35,504
      3          $34,319                  $36,587                  $35,460

--------------------------------------------------------------------------------
Diversified Municipal
--------------------------------------------------------------------------------

Growth of $25,000

 [The following table was represented as a line graph in the printed material.]

                                                             Lehman Brothers
            Diversified Municipal   Lipper Intermediate    Five-year G/O Index
Yr:Month      (after all costs)     Municipal Composite     (before all costs)
--------    ---------------------   -------------------    -------------------
  95:3             $25,000                $25,000                 $25,000
     4             $25,042                $25,043                 $25,068
     5             $25,676                $25,639                 $25,616
     6             $25,569                $25,544                 $25,637
     7             $25,805                $25,781                 $25,996
     8             $26,062                $26,034                 $26,258
     9             $26,163                $26,148                 $26,337
    10             $26,420                $26,399                 $26,448
    11             $26,718                $26,685                 $26,673
    12             $26,889                $26,863                 $26,819
  96:1             $27,090                $27,089                 $27,138
     2             $27,016                $27,002                 $27,046
     3             $26,766                $26,697                 $26,903
     4             $26,711                $26,646                 $26,863
     5             $26,714                $26,633                 $26,830
     6             $26,893                $26,793                 $27,021
     7             $27,085                $27,029                 $27,199
     8             $27,061                $27,034                 $27,256
     9             $27,310                $27,264                 $27,461
    10             $27,534                $27,526                 $27,716
    11             $27,940                $27,936                 $28,101
    12             $27,868                $27,852                 $28,059
  97:1             $27,971                $27,910                 $28,135
     2             $28,140                $28,114                 $28,335
     3             $27,913                $27,822                 $28,014
     4             $28,081                $27,958                 $28,155
     5             $28,370                $28,291                 $28,461
     6             $28,580                $28,545                 $28,712
     7             $29,105                $29,168                 $29,232
     8             $28,949                $28,929                 $29,077
     9             $29,209                $29,227                 $29,338
    10             $29,313                $29,361                 $29,517
    11             $29,411                $29,470                 $29,612
    12             $29,729                $29,838                 $29,878
  98:1             $29,937                $30,089                 $30,141
     2             $29,978                $30,101                 $30,177
     3             $29,999                $30,101                 $30,229
     4             $29,951                $29,941                 $30,084
     5             $30,223                $30,363                 $30,442
     6             $30,312                $30,448                 $30,536
     7             $30,394                $30,500                 $30,646
     8             $30,697                $30,945                 $31,060
     9             $30,957                $31,280                 $31,376
    10             $31,015                $31,270                 $31,442
    11             $31,035                $31,326                 $31,486
    12             $31,104                $31,433                 $31,625
  99:1             $31,430                $31,791                 $31,944
     2             $31,380                $31,610                 $31,906
     3             $31,403                $31,582                 $31,951
     4             $31,485                $31,667                 $32,043
     5             $31,398                $31,477                 $31,934
     6             $31,127                $31,027                 $31,580
     7             $31,231                $31,170                 $31,747
     8             $31,181                $31,014                 $31,747
     9             $31,195                $31,026                 $31,858
    10             $31,063                $30,800                 $31,788
    11             $31,317                $31,058                 $31,957
    12             $31,245                $30,912                 $31,851
  00:1             $31,192                $30,767                 $31,837
     2             $31,352                $31,001                 $31,935
     3             $31,771                $31,438                 $32,221
     4             $31,712                $31,312                 $32,157
     5             $31,623                $31,168                 $32,144
     6             $32,173                $31,820                 $32,739
     7             $32,480                $32,176                 $33,096
     8             $32,815                $32,569                 $33,443
     9             $32,768                $32,471                 $33,387
    10             $33,026                $32,714                 $33,624
    11             $33,172                $32,868                 $33,755
    12             $33,685                $33,558                 $34,297
  01:1             $34,053                $33,928                 $34,891
     2             $34,154                $34,026                 $34,974
     3             $34,447                $34,291                 $35,254
     4             $34,253                $33,948                 $35,067
     5             $34,600                $34,284                 $35,414
     6             $34,770                $34,504                 $35,570
     7             $35,122                $34,918                 $35,968
     8             $35,547                $35,445                 $36,450
     9             $35,596                $35,389                 $36,541
    10             $35,872                $35,718                 $36,812
    11             $35,691                $35,328                 $36,539
    12             $35,534                $35,063                 $36,349
  02:1             $35,962                $35,568                 $36,931
     2             $36,264                $35,977                 $37,341
     3             $35,766                $35,315                 $36,590
     4             $36,297                $36,000                 $37,410
     5             $36,477                $36,198                 $37,657
     6             $36,797                $36,571                 $38,067
     7             $37,125                $36,999                 $38,482
     8             $37,406                $37,351                 $38,842
     9             $37,880                $38,027                 $39,344
    10             $37,442                $37,419                 $38,955
    11             $37,353                $37,250                 $38,905
    12             $37,945                $38,032                 $39,620
  03:1             $37,911                $37,859                 $39,716
     2             $38,323                $38,395                 $40,141
     3             $38,297                $38,377                 $40,108
     4             $38,468                $38,611                 $40,273
     5             $39,178                $39,394                 $40,939
     6             $38,988                $39,210                 $40,841
     7             $38,068                $38,000                 $39,940
     8             $38,288                $38,284                 $40,226
     9             $39,182                $39,255                 $41,279
    10             $39,024                $39,037                 $40,978
    11             $39,262                $39,358                 $41,127
    12             $39,478                $39,590                 $41,277
 04:01             $39,641                $39,725                 $41,462
     2             $40,106                $40,288                 $42,009
     3             $39,933                $40,017                 $41,845
     4             $39,240                $39,163                 $40,996
     5             $39,117                $39,092                 $40,848
     6             $39,221                $39,188                 $41,002
     7             $39,578                $39,579                 $41,352
     8             $40,152                $40,212                 $42,071
     9             $40,251                $40,324                 $42,142
    10             $40,466                $40,553                 $42,375
    11             $40,171                $40,198                 $42,084
    12             $40,502                $40,583                 $42,480
 05:01             $40,607                $40,752                 $42,463
     2             $40,447                $40,556                 $42,264
     3             $40,180                $40,240                 $42,008

--------------------------------------------------------------------------------
California Municipal
--------------------------------------------------------------------------------

Growth of $25,000

 [The following table was represented as a line graph in the printed material.]

                                      Lehman Brothers       Lipper Intermediate
           California Municipal     Five-year G/O Index         California
 Yr:Month    (after all costs)       (before all costs)     Municipal Composite
 --------  --------------------     -------------------     -------------------
   95:3          $25,000                  $25,000                 $25,000
      4          $25,058                  $25,035                 $25,068
      5          $25,702                  $25,653                 $25,616
      6          $25,533                  $25,492                 $25,637
      7          $25,800                  $25,765                 $25,996
      8          $26,033                  $26,048                 $26,258
      9          $26,189                  $26,194                 $26,337
     10          $26,463                  $26,479                 $26,448
     11          $26,796                  $26,786                 $26,673
     12          $26,954                  $26,934                 $26,819
   96:1          $27,210                  $27,173                 $27,138
      2          $27,115                  $27,084                 $27,046
      3          $26,803                  $26,772                 $26,903
      4          $26,766                  $26,751                 $26,863
      5          $26,748                  $26,743                 $26,830
      6          $26,945                  $26,925                 $27,021
      7          $27,133                  $27,164                 $27,199
      8          $27,149                  $27,164                 $27,256
      9          $27,393                  $27,387                 $27,461
     10          $27,637                  $27,666                 $27,716
     11          $28,017                  $28,106                 $28,101
     12          $27,957                  $28,002                 $28,059
   97:1          $28,035                  $28,056                 $28,135
      2          $28,198                  $28,235                 $28,335
      3          $27,949                  $27,967                 $28,014
      4          $28,092                  $28,098                 $28,155
      5          $28,396                  $28,466                 $28,461
      6          $28,627                  $28,726                 $28,712
      7          $29,186                  $29,389                 $29,232
      8          $29,029                  $29,142                 $29,077
      9          $29,262                  $29,434                 $29,338
     10          $29,362                  $29,513                 $29,517
     11          $29,457                  $29,634                 $29,612
     12          $29,730                  $29,990                 $29,878
   98:1          $29,975                  $30,272                 $30,141
      2          $30,035                  $30,314                 $30,177
      3          $30,011                  $30,262                 $30,229
      4          $29,941                  $30,090                 $30,084
      5          $30,273                  $30,505                 $30,442
      6          $30,361                  $30,585                 $30,536
      7          $30,441                  $30,676                 $30,646
      8          $30,784                  $31,136                 $31,060
      9          $31,125                  $31,597                 $31,376
     10          $31,155                  $31,553                 $31,442
     11          $31,237                  $31,638                 $31,486
     12          $31,254                  $31,651                 $31,625
   99:1          $31,569                  $32,021                 $31,944
      2          $31,491                  $31,871                 $31,906
      3          $31,532                  $31,918                 $31,951
      4          $31,567                  $31,944                 $32,043
      5          $31,411                  $31,749                 $31,934
      6          $31,165                  $31,298                 $31,580
      7          $31,287                  $31,470                 $31,747
      8          $31,210                  $31,332                 $31,747
      9          $31,312                  $31,445                 $31,858
     10          $31,159                  $31,177                 $31,788
     11          $31,386                  $31,455                 $31,957
     12          $31,234                  $31,228                 $31,851
   00:1          $31,250                  $31,247                 $31,837
      2          $31,501                  $31,510                 $31,935
      3          $31,935                  $32,001                 $32,221
      4          $31,757                  $31,812                 $32,157
      5          $31,780                  $31,803                 $32,144
      6          $32,314                  $32,490                 $32,739
      7          $32,615                  $32,867                 $33,096
      8          $33,060                  $33,376                 $33,443
      9          $33,015                  $33,246                 $33,387
     10          $33,207                  $33,459                 $33,624
     11          $33,397                  $33,623                 $33,755
     12          $33,898                  $34,225                 $34,297
   01:1          $34,256                  $34,659                 $34,891
      2          $34,328                  $34,701                 $34,974
      3          $34,489                  $34,864                 $35,254
      4          $34,197                  $34,348                 $35,067
      5          $34,533                  $34,801                 $35,414
      6          $34,668                  $35,014                 $35,570
      7          $35,008                  $35,430                 $35,968
      8          $35,518                  $36,096                 $36,450
      9          $35,434                  $36,002                 $36,541
     10          $35,746                  $36,377                 $36,812
     11          $35,608                  $36,068                 $36,539
     12          $35,447                  $35,761                 $36,349
   02:1          $35,837                  $36,315                 $36,931
      2          $36,102                  $36,697                 $37,341
      3          $35,552                  $35,930                 $36,590
      4          $36,014                  $36,602                 $37,410
      5          $36,256                  $36,891                 $37,657
      6          $36,481                  $37,123                 $38,067
      7          $36,762                  $37,509                 $38,482
      8          $37,102                  $37,952                 $38,842
      9          $37,656                  $38,739                 $39,344
     10          $36,935                  $37,855                 $38,955
     11          $36,941                  $37,821                 $38,905
     12          $37,508                  $38,489                 $39,620
   03:1          $37,407                  $38,229                 $39,716
      2          $37,849                  $38,671                 $40,141
      3          $37,866                  $38,670                 $40,108
      4          $38,076                  $38,894                 $40,273
      5          $38,736                  $39,655                 $40,939
      6          $38,492                  $39,359                 $40,841
      7          $37,612                  $38,216                 $39,940
      8          $37,822                  $38,464                 $40,226
      9          $38,559                  $39,385                 $41,279
     10          $38,454                  $39,254                 $40,978
     11          $38,682                  $39,563                 $41,127
     12          $38,887                  $39,795                 $41,277
  04:01          $39,012                  $39,907                 $41,462
      2          $39,485                  $40,455                 $42,009
      3          $39,312                  $40,152                 $41,845
      4          $38,578                  $39,306                 $40,996
      5          $38,425                  $39,203                 $40,848
      6          $38,602                  $39,369                 $41,002
      7          $38,948                  $39,767                 $41,352
      8          $39,479                  $40,391                 $42,071
      9          $39,543                  $40,508                 $42,142
     10          $39,803                  $40,762                 $42,375
     11          $39,567                  $40,448                 $42,084
     12          $39,887                  $40,824                 $42,480
  05:01          $40,101                  $41,041                 $42,463
      2          $39,891                  $40,820                 $42,264
      3          $39,605                  $40,499                 $42,008

--------------------------------------------------------------------------------
New York Municipal
--------------------------------------------------------------------------------

Growth of $25,000

 [The following table was represented as a line graph in the printed material.]

                                     Lipper Intermediate      Lehman Brothers
              New York Municipal           New York         Five-year G/O Index
 Yr:Month     (after all costs)      Municipal Composite     (before all costs)
 --------     ------------------     -------------------    -------------------
   95:3             25,000                 $25,000                $25,000
      4             25,081                 $25,050                $25,068
      5             25,736                 $25,644                $25,616
      6             25,628                 $25,559                $25,637
      7             25,845                 $25,810                $25,996
      8             26,122                 $26,083                $26,258
      9             26,204                 $26,182                $26,337
     10             26,465                 $26,441                $26,448
     11             26,764                 $26,727                $26,673
     12             26,930                 $26,887                $26,819
   96:1             27,134                 $27,113                $27,138
      2             27,003                 $26,991                $27,046
      3             26,771                 $26,719                $26,903
      4             26,738                 $26,644                $26,863
      5             26,723                 $26,604                $26,830
      6             26,904                 $26,785                $27,021
      7             27,099                 $27,045                $27,199
      8             27,081                 $27,028                $27,256
      9             27,334                 $27,293                $27,461
     10             27,584                 $27,542                $27,716
     11             27,935                 $27,982                $28,101
     12             27,880                 $27,879                $28,059
   97:1             27,965                 $27,912                $28,135
      2             28,156                 $28,127                $28,335
      3             27,908                 $27,826                $28,014
      4             28,079                 $27,971                $28,155
      5             28,348                 $28,337                $28,461
      6             28,563                 $28,612                $28,712
      7             29,091                 $29,279                $29,232
      8             28,914                 $29,024                $29,077
      9             29,176                 $29,326                $29,338
     10             29,303                 $29,429                $29,517
     11             29,382                 $29,546                $29,612
     12             29,704                 $29,927                $29,878
   98:1             29,936                 $30,182                $30,141
      2             29,957                 $30,191                $30,177
      3             29,979                 $30,161                $30,229
      4             29,866                 $29,962                $30,084
      5             30,228                 $30,429                $30,442
      6             30,343                 $30,529                $30,536
      7             30,383                 $30,563                $30,646
      8             30,758                 $31,028                $31,060
      9             31,019                 $31,397                $31,376
     10             31,098                 $31,387                $31,442
     11             31,162                 $31,428                $31,486
     12             31,251                 $31,551                $31,625
   99:1             31,599                 $31,926                $31,944
      2             31,502                 $31,741                $31,906
      3             31,524                 $31,706                $31,951
      4             31,586                 $31,785                $32,043
      5             31,453                 $31,595                $31,934
      6             31,132                 $31,133                $31,580
      7             31,259                 $31,280                $31,747
      8             31,208                 $31,151                $31,747
      9             31,248                 $31,179                $31,858
     10             31,093                 $30,914                $31,788
     11             31,352                 $31,199                $31,957
     12             31,240                 $31,043                $31,851
   00:1             31,212                 $30,912                $31,837
      2             31,423                 $31,160                $31,935
      3             31,823                 $31,668                $32,221
      4             31,715                 $31,503                $32,157
      5             31,670                 $31,377                $32,144
      6             32,244                 $32,092                $32,739
      7             32,530                 $32,477                $33,096
      8             32,866                 $32,919                $33,443
      9             32,788                 $32,801                $33,387
     10             33,050                 $33,109                $33,624
     11             33,216                 $33,281                $33,755
     12             33,801                 $34,033                $34,297
   01:1             34,169                 $34,442                $34,891
      2             34,218                 $34,493                $34,974
      3             34,483                 $34,800                $35,254
      4             34,309                 $34,491                $35,067
      5             34,627                 $34,853                $35,414
      6             34,767                 $35,051                $35,570
      7             35,092                 $35,455                $35,968
      8             35,516                 $36,018                $36,450
      9             35,408                 $35,752                $36,541
     10             35,734                 $36,084                $36,812
     11             35,497                 $35,741                $36,539
     12             35,336                 $35,463                $36,349
   02:1             35,817                 $36,041                $36,931
      2             36,170                 $36,498                $37,341
      3             35,660                 $35,772                $36,590
      4             36,192                 $36,498                $37,410
      5             36,341                 $36,659                $37,657
      6             36,661                 $37,018                $38,067
      7             36,989                 $37,429                $38,482
      8             37,321                 $37,815                $38,842
      9             37,826                 $38,497                $39,344
     10             37,384                 $37,912                $38,955
     11             37,237                 $37,684                $38,905
     12             37,910                 $38,472                $39,620
   03:1             37,871                 $38,255                $39,716
      2             38,311                 $38,809                $40,141
      3             38,228                 $38,743                $40,108
      4             38,422                 $39,010                $40,273
      5             39,107                 $39,851                $40,939
      6             38,940                 $39,592                $40,841
      7             38,009                 $38,318                $39,940
      8             38,230                 $38,634                $40,226
      9             39,133                 $39,652                $41,279
     10             38,947                 $39,397                $40,978
     11             39,215                 $39,744                $41,127
     12             39,409                 $39,985                $41,277
  04:01             39,577                 $40,067                $41,462
      2             40,046                 $40,650                $42,009
      3             39,845                 $40,290                $41,845
      4             39,148                 $39,442                $40,996
      5             38,998                 $39,381                $40,848
      6             39,107                 $39,471                $41,002
      7             39,501                 $39,874                $41,352
      8             40,086                 $40,510                $42,071
      9             40,162                 $40,617                $42,142
     10             40,384                 $40,827                $42,375
     11             40,093                 $40,433                $42,084
     12             40,405                 $40,815                $42,480
  05:01             40,546                 $40,993                $42,463
      2             40,390                 $40,786                $42,264
      3             40,100                 $40,425                $42,008


Sanford C. Bernstein Fund II, Inc. Taxable-Bond Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Intermediate Duration Institutional
--------------------------------------------------------------------------------

Growth of $25,000

 [The following table was represented as a line graph in the printed material.]

            Intermediate Duration                            Lehman Brothers
                 Institutional      Lipper Intermediate    Aggregate Bond Index
Yr:Month      (after all costs)        Bond Composite       (before all costs)
--------    ---------------------   -------------------    --------------------
  02:5             $25,000                $25,000                 $25,000
     6             $24,908                $25,060                 $25,216
     7             $25,077                $25,215                 $25,520
     8             $25,578                $25,639                 $25,951
     9             $25,878                $25,975                 $26,372
    10             $25,788                $25,837                 $26,252
    11             $25,923                $25,897                 $26,245
    12             $26,432                $26,414                 $26,787
  03:1             $26,474                $26,450                 $26,809
     2             $26,840                $26,813                 $27,180
     3             $26,816                $26,809                 $27,160
     4             $27,155                $27,077                 $27,384
     5             $27,624                $27,572                 $27,894
     6             $27,541                $27,538                 $27,839
     7             $26,623                $26,647                 $26,903
     8             $26,875                $26,811                 $27,082
     9             $27,545                $27,493                 $27,798
    10             $27,378                $27,276                 $27,539
    11             $27,498                $27,347                 $27,605
    12             $27,842                $27,607                 $27,886
 04:01             $28,034                $27,811                 $28,110
     2             $28,282                $28,063                 $28,415
     3             $28,480                $28,261                 $28,627
     4             $27,811                $27,593                 $27,883
     5             $27,664                $27,459                 $27,771
     6             $27,813                $27,583                 $27,928
     7             $28,054                $27,825                 $28,205
     8             $28,489                $28,300                 $28,743
     9             $28,581                $28,375                 $28,821
    10             $28,848                $28,591                 $29,062
    11             $28,685                $28,416                 $28,831
    12             $28,959                $28,652                 $29,096
 05:01             $29,150                $28,781                 $29,279
     2             $29,032                $28,652                 $29,106
     3             $28,849                $28,478                 $28,956

* Portfolio, benchmark and Lipper returns are from the close of business on March 31, 1995 (except Intermediate Duration Institutional Portfolio which is from June 30, 2002) through close of business on March 31, 2005.


       See Historical Performance and Benchmark Disclosures on pages 8-9.
                       (Historical Performance concluded)

--------------------------------------------------------------------------------
12  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------
Fund Expenses--March 31, 2005

Fund Expenses--As a shareholder of the Fund, you incur two types of costs: (1) in the case of the Emerging Markets Value portfolio only, transaction fees (2% of amounts invested or redeemed at the time of such purchase or redemption) and
(2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses--The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes--The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        BEGINNING           ENDING           EXPENSES      ANNUALIZED
                                                      ACCOUNT VALUE     ACCOUNT VALUE       PAID DURING      EXPENSE
                                                     OCTOBER 1, 2004    MARCH 31, 2005        PERIOD*         RATIO*
--------------------------------------------------------------------------------------------------------------------
Tax-Managed International Class Shares
Actual                                                    $1,000           $1,125.10           $6.46          1.22%
Hypothetical (5% return before expenses)                  $1,000           $1,018.85           $6.14          1.22%
---------------------------------------------------------------------------------------------------------------------
International Class Shares
Actual                                                    $1,000           $1,125.62           $6.68          1.26%
Hypothetical (5% return before expenses)                  $1,000           $1,018.65           $6.34          1.26%
---------------------------------------------------------------------------------------------------------------------
Emerging Markets Value Class Shares
Actual                                                    $1,000           $1,264.54           $9.32          1.65%
Hypothetical (5% return before expenses)                  $1,000           $1,016.70           $8.30          1.65%
---------------------------------------------------------------------------------------------------------------------
Intermediate Duration Class Shares
Actual                                                    $1,000           $1,008.80           $3.00          0.60%
Hypothetical (5% return before expenses)                  $1,000           $1,021.94           $3.02          0.60%
---------------------------------------------------------------------------------------------------------------------
U.S. Government Short Duration Class Shares
Actual                                                    $1,000           $  999.38           $3.74          0.75%
Hypothetical (5% return before expenses)                  $1,000           $1,021.19           $3.78          0.75%
---------------------------------------------------------------------------------------------------------------------
Intermediate Duration Institutional Class Shares
Actual                                                    $1,000           $1,009.39           $2.25          0.45%
Hypothetical (5% return before expenses)                  $1,000           $1,022.69           $2.27          0.45%
---------------------------------------------------------------------------------------------------------------------
Short Duration Diversified Municipal Class Shares
Actual                                                    $1,000           $1,000.51           $3.44          0.69%
Hypothetical (5% return before expenses)                  $1,000           $1,021.49           $3.48          0.69%
---------------------------------------------------------------------------------------------------------------------
Short Duration California Municipal Class Shares
Actual                                                    $1,000           $1,000.09           $3.94          0.79%
Hypothetical (5% return before expenses)                  $1,000           $1,020.99           $3.98          0.79%
---------------------------------------------------------------------------------------------------------------------
Short Duration New York Municipal Class Shares
Actual                                                    $1,000           $1,000.63           $3.69          0.74%
Hypothetical (5% return before expenses)                  $1,000           $1,021.24           $3.73          0.74%
---------------------------------------------------------------------------------------------------------------------
Diversified Municipal Class Shares
Actual                                                    $1,000           $  998.23           $3.04          0.61%
Hypothetical (5% return before expenses)                  $1,000           $1,021.89           $3.07          0.61%
---------------------------------------------------------------------------------------------------------------------
California Municipal Class Shares
Actual                                                    $1,000           $1,001.59           $3.19          0.64%
Hypothetical (5% return before expenses)                  $1,000           $1,021.74           $3.23          0.64%
---------------------------------------------------------------------------------------------------------------------
New York Municipal Class Shares
Actual                                                    $1,000           $  998.40           $3.14          0.63%
Hypothetical (5% return before expenses)                  $1,000           $1,021.79           $3.18          0.63%
---------------------------------------------------------------------------------------------------------------------
Short Duration Plus Class Shares
Actual                                                    $1,000           $  999.42           $3.34          0.67%
Hypothetical (5% return before expenses)                  $1,000           $1,021.59           $3.38          0.67%


* Expenses are equal to each Class's annualized expense ratio, shown in the table above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half-year period).

--------------------------------------------------------------------------------
                                                      2005 Semiannual Report  13

--------------------------------------------------------------------------------
Portfolio Summary--March 31, 2005

Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
--------------------------------------------------------------------------------
Foreign Stock Portfolios

--------------------------------------------------------------------------------
Tax-Managed International
--------------------------------------------------------------------------------

 [The following table was represented as a pie chart in the printed material.]

Country Breakdown(1)                 Industry Breakdown(2)

23.6%  United Kingdom                Automobiles                           8.9%
21.5%  Japan                         Banking                              18.6
13.9%  France                        Beverages and Tobacco                 0.9
 8.3% Switzerland                    Broadcasting and Publishing           0.7
 6.3% Germany                        Building Materials                    1.8
 4.9% Spain                          Business and Public Services          1.3
 4.3% Canada                         Chemicals                             0.5
 3.6% Netherlands                    Construction and Housing              3.8
 3.0% Italy                          Data Processing                       4.3
 2.7% Australia                      Electrical and Electronics            2.8
 2.7% Ireland                        Electronic Components and
 1.5% Singapore                      Instruments                           1.6
 1.3% Sweden                         Energy Sources                        8.4
 1.2% Hong Kong                      Financial Services                    2.6
 1.0% Belgium                        Food and Household Products           5.8
 0.2% Greece                         Health and Personal Care              7.5
                                     Insurance                             7.2
                                     Leisure and Tourism                   2.8
                                     Machinery and Engineering             1.7
                                     Merchandising                         2.6
                                     Metal--Nonferrous                     2.5
                                     Metal--Steel                          3.0
                                     Miscellaneous Materials               0.3
                                     Paper and Forest Products             1.2
                                     Telecommunications                    3.0
                                     Textiles and Apparel                  1.7
                                     Utilities--Electric and Gas           1.0
                                     Wholesale and
                                     International Trade                   1.4
                                     Repurchase Agreement                  1.3
                                     Cash and Other Assets,
                                     Less Liabilities                      0.8

--------------------------------------------------------------------------------
International
--------------------------------------------------------------------------------

 [The following table was represented as a pie chart in the printed material.]

Country Breakdown(1)                 Industry Breakdown(2)

23.7%  United Kingdom                Automobiles                           8.9%
21.2%  Japan                         Banking                              18.6
14.3%  France                        Beverage and Tobacco                  0.9
 8.4%  Switzerland                   Broadcasting and Publishing           0.7
 6.1%  Germany                       Building Materials                    1.8
 4.9%  Spain                         Business and Public Services          1.3
 4.2%  Canada                        Chemicals                             0.6
 3.8%  Netherlands                   Construction and Housing              3.7
 3.1%  Italy                         Data Processing                       4.3
 2.5%  Australia                     Electrical and Electronics            3.2
 2.7%  Ireland                       Electronic Components and
 1.5%  Singapore                     Instruments                           1.6
 1.1%  Sweden                        Energy Sources                        8.8
 1.2%  Hong Kong                     Financial Services                    2.5
 1.1%  Belgium                       Food and Household Products           5.7
 0.2% Greece                         Health and Personal Care              7.6
                                     Insurance                             7.0
                                     Leisure and Tourism                   2.8
                                     Machinery and Engineering             1.5
                                     Merchandising                         2.6
                                     Metal--Nonferrous                     2.3
                                     Metal--Steel                          2.9
                                     Miscellaneous Materials               0.3
                                     Paper and Forest Products             1.1
                                     Telecommunications                    3.1
                                     Textiles/Apparel                      1.8
                                     Utilities--Electric and Gas           1.0
                                     Wholesale and
                                     International Trade                   1.4
                                     Repurchase Agreements                 1.2
                                     Cash and Other Assets,
                                     Less Liabilities                      0.8

--------------------------------------------------------------------------------
Emerging Markets Value
--------------------------------------------------------------------------------

 [The following table was represented as a pie chart in the printed material.]

Country Breakdown(1)                 Industry Breakdown(2)

19.4%  South Korea                   Automobiles                           7.6%
15.4%  Brazil                        Banking                              24.5
13.4%  Taiwan                        Broadcasting and Publishing           1.6
10.1%  South Africa                  Building Materials                    1.7
 6.3%  India                         Chemicals                             5.3
 5.6%  Mexico                        Construction and Housing              2.9
 5.4%  China                         Electrical and Electronics            8.4
 5.1%  Turkey                        Electronic Components and
 4.2%  Israel                        Instruments                           1.6
 4.2%  Thailand                      Energy Sources                       11.1
 3.5%  Indonesia                     Financial Services                    2.4
 2.5%  Hungary                       Food and Household Products           1.6
 2.1%  Malaysia                      Health and Personal Care              0.6
 1.6%  Philppines                    Insurance                             3.6
 1.2%  Argentina                     Merchandising                         0.1
                                     Metal--Steel                         11.4
                                     Miscellaneous Materials               0.3
                                     Multi-Industry                        1.8
                                     Paper and Forest Products             2.4
                                     Real Estate                           0.6
                                     Telecommunications                    4.8
                                     Utilities--Electric,
                                     Gas, and Water                        3.7
                                     Repurchase Agreement                  1.3
                                     Cash and Other Assets,
                                     Less Liabilities                      0.7

1. The country breakdown is expressed as a percentage of the Portfolio's total long-term investments and may vary over time.
2. The industry breakdown is expressed as a percentage of the Portfolio's total net assets and may vary over time.


--------------------------------------------------------------------------------
14  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------
Portfolio Summary--March 31, 2005 (continued from previous page)

Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
--------------------------------------------------------------------------------

Taxable Bond Portfolios

--------------------------------------------------------------------------------
Intermediate Duration
--------------------------------------------------------------------------------

 [The following table was represented as a pie chart in the printed material.]

                           Security Type Breakdown(1)

                    26.5% Federal National Mortgage Association
                    15.0% Corporate Bonds
                     7.8% U.S. Treasury Securities
                     6.4% Commercial Mortgage Backed Securities
                     5.4% Asset Backed Securities
                     2.8% Sovereign Debt
                     1.9% Government National Mortgage Securities
                     0.9% Federal Home Loan Mortgage Corporation
                     0.4% Collateralized Mortgage Obligations
                    32.9% Short Term

--------------------------------------------------------------------------------
Short Duration Plus
--------------------------------------------------------------------------------

 [The following table was represented as a pie chart in the printed material.]

                           Security Type Breakdown(1)

                    21.0% Federal National Mortgage Association
                    20.9% U.S. Treasury Securities
                    15.7% Corporate Bonds
                     9.0% Collateralized Mortgage Obligations
                     5.7% Federal Home Loan Mortgage Corporation
                     5.5% Asset Backed Securities
                     4.5% Commercial Mortgage Backed Securities
                     3.0% Federal Home Loan Bank
                     0.2% Government National Mortgage Securities
                    14.5% Short Term

--------------------------------------------------------------------------------
U.S. Government Short Duration
--------------------------------------------------------------------------------

 [The following table was represented as a pie chart in the printed material.]

                           Security Type Breakdown(1)

                    32.9% U.S. Treasury Securities
                    22.6% Federal National Mortgage Association
                     5.5% Federal Home Loan Mortgage Corporation
                     9.4% Federal Farm Credit Bank
                     9.2% Federal Home Loan Bank
                     4.5% Collateralized Mortgage Obligations
                     1.4% Asset Backed Securities
                    14.5% Short Term

--------------------------------------------------------------------------------
Intermediate Duration Institutional
--------------------------------------------------------------------------------

 [The following table was represented as a pie chart in the printed material.]

                           Security Type Breakdown(1)

                    25.9% Federal National Mortgage Association
                    15.1% Corporate Bonds
                     6.8% U.S. Treasury Securities
                     2.7% Sovereign Debt
                     6.5% Commercial Mortgage Backed Securities
                     5.7% Asset Backed Securities
                     1.2% Federal Home Loan Mortgage Corporation
                     0.4% Collateralized Mortgage Obligations
                     2.0% Government National Mortgage Association
                    33.7% Short Term



1. The security type breakdown is expressed as a percentage of the Portfolio's total investments and may vary over time.
--------------------------------------------------------------------------------
                                                      2005 Semiannual Report  15

--------------------------------------------------------------------------------
Portfolio Summary--March 31, 2005 (continued from previous page)

Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
--------------------------------------------------------------------------------

Municipal Bond Portfolios (Short Duration)

--------------------------------------------------------------------------------
Short Duration Diversified Municipal
--------------------------------------------------------------------------------

 [The following table was represented as a pie chart in the printed material.]

    Security Type Breakdown(1)                  Quality Rating Breakdown(1)

30.6% Tax Supported                                      60.3% AAA
24.7% Insured                                            25.0% AA
17.2% Revenue                                             6.5% A
14.6% Tax Exempt Variable-Rate                            5.5% Unrated
      Demand Notes/Short-Term Notes                       2.2% BBB
 9.3% Pre-refunded/Escrowed                               0.3% BB
 3.6% Asset-Backed Securities                             0.2% B

--------------------------------------------------------------------------------
Short Duration California Municipal
--------------------------------------------------------------------------------

 [The following table was represented as a pie chart in the printed material.]

    Security Type Breakdown(1)                  Quality Rating Breakdown(1)

48.6% Insured                                            62.5% AAA
21.3% Tax Supported                                      21.1% A
15.4% Revenue                                             9.4% AA
 7.6% Pre-refunded/Escrowed                               5.3% Unrated
 4.1% Tax Exempt Variable-Rate                            1.7% BBB
      Demand Notes/Short-Term Notes
 3.0% Asset-Backed Securities

--------------------------------------------------------------------------------
Short Duration New York Municipal
--------------------------------------------------------------------------------

 [The following table was represented as a pie chart in the printed material.]

  Security Type Breakdown(1)                    Quality Rating Breakdown(1)

27.6% Insured                                            60.6% AAA
24.5% Tax Supported                                      19.3% AA
18.8% Tax Exempt Variable-Rate                           14.5% A
      Demand Notes                                        4.0% Unrated
16.1% Pre-refunded/Escrowed                               1.6% BBB
12.8% Revenue
 0.2% Asset-Backed Securities

1. The security type and quality rating breakdowns are expressed as a percentage of the Portfolio's total investments and may vary over time. The quality ratings are determined by using the Standard & Poor's Ratings Services and Moody's Investors Services, Inc.


--------------------------------------------------------------------------------
16  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------
Portfolio Summary--March 31, 2005 (continued from previous page)

Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
--------------------------------------------------------------------------------

Municipal Bond Portfolios (Intermediate Duration)

--------------------------------------------------------------------------------
Diversified Municipal
--------------------------------------------------------------------------------

 [The following table was represented as a pie chart in the printed material.]

    Security Type Breakdown(1)                  Quality Rating Breakdown(1)

44.0% Insured                                            62.2% AAA
33.4% Tax Supported                                      18.0% AA
14.4% Revenue                                            10.5% A
 6.1% Pre-refunded/Escrowed                               5.8% Unrated
 0.8% Inflation Adjusted                                  3.0% BBB
 0.8% Tax Exempt Variable Rate                            0.4% BB
      Demand Notes                                        0.1% B
 0.5% Asset-Backed Securities

--------------------------------------------------------------------------------
California Municipal
--------------------------------------------------------------------------------

 [The following table was represented as a pie chart in the printed material.]

    Security Type Breakdown(1)                  Quality Rating Breakdown(1)

56.1% Insured                                            62.1% AAA
20.5% Tax Supported                                      15.2% AA
18.9% Revenue                                            14.2% A
 2.5% Asset-Backed Securities                             4.8% Unrated
 1.2% Pre-refunded/Escrowed                               3.4% BBB
 0.8% Tax Exempt Variable-Rate                            0.3% BB
      Demand Notes

--------------------------------------------------------------------------------
New York Municipal
--------------------------------------------------------------------------------

 [The following table was represented as a pie chart in the printed material.]

    Security Type Breakdown(1)                  Quality Rating Breakdown(1)

42.1% Insured                                            65.0% AAA
30.4% Tax Supported                                      15.8% AA
15.0% Revenue                                            12.0% A
10.2% Pre-refunded/Escrowed                               4.6% Unrated
 1.6% Tax Exempt Variable-Rate                            2.0% BBB
      Demand Notes                                        0.6% BB
 0.7% Asset-Backed Securities

1. The security type and quality rating breakdowns are expressed as a percentage of the Portfolio's total investments and may vary over time. The quality ratings are determined by using the Standard & Poor's Ratings Services and Moody's Investors Services, Inc.


--------------------------------------------------------------------------------
                                                      2005 Semiannual Report  17

Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc. Statements of Assets and Liabilities--March 31, 2005 (Unaudited)

                                                                            TAX-MANAGED                                 EMERGING
                                                                           INTERNATIONAL         INTERNATIONAL        MARKETS VALUE
                                                                             PORTFOLIO             PORTFOLIO            PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments in securities at value (including investments of cash
    collateral for securities loaned of: International, $691,914,000)    $ 5,285,466,984      $ 3,170,449,822(a)    $ 1,557,330,248
  Foreign currency at value (b)                                               22,846,913(c)        13,566,612(c)          6,913,515
  Cash in bank                                                                       778                  517                   416
  Receivables:
    Interest                                                                       3,593                1,576                 1,050
    Dividends                                                                 19,347,887            8,952,770            12,513,176
    Investment securities sold                                                36,681,811           17,533,671             1,115,432
    Capital shares sold                                                       16,477,821            7,333,175             6,293,741
    Foreign withholding tax reclaims                                           1,425,540              408,468                     0
                                                                         ---------------      ---------------       ---------------
  Total assets                                                             5,382,251,327        3,218,246,611         1,584,167,578
                                                                         ---------------      ---------------       ---------------

LIABILITIES
  Payable for collateral on securities lending at value (Note 1L)                      0          691,914,000                     0
  Payables:
    DIVIDENDS TO SHAREHOLDERS                                                          0                    0                     0
    Investment securities purchased                                           46,056,103           23,342,465             7,181,003
    Capital shares redeemed                                                    4,457,106            2,120,805               308,750
    Management fee (Note 2A)                                                   4,171,935            2,032,464             1,674,516
    Shareholder servicing and administration fee (Note 2B)                     1,152,327              536,592               348,523
    Transfer Agent fee (Note 2B)                                                  46,078               18,377                28,808
    Distribution fee payable                                                         682               12,797                     0
    Accrued expenses                                                             344,418              209,851               230,796
    Foreign capital gains taxes                                                        0                    0             6,071,885
    Margin owed to broker on futures contracts                                   153,937               87,075                     0
                                                                         ---------------      ---------------       ---------------
  Total liabilities                                                           56,382,586          720,274,426            15,844,281
                                                                         ---------------      ---------------       ---------------
  NET ASSETS (d)                                                         $ 5,325,868,741      $ 2,497,972,185       $ 1,568,323,297
                                                                         ===============      ===============       ===============

  Cost of investments (including cash collateral on
    securities loaned)                                                   $ 4,185,811,262      $ 2,668,014,100       $   966,777,200
                                                                         ===============      ===============       ===============

  SHARES OF CAPITAL STOCK OUTSTANDING                                                                                    44,009,970
  NET ASSET VALUE, OFFERING AND                                                                                     ===============
  REDEMPTION PRICE PER SHARE                                                                                        $         35.64
                                                                                                                    ===============

NET ASSETS CONSIST OF:
Capital stock, at par                                                    $       236,744      $       118,154       $        44,010
Additional paid-in capital                                                 3,898,073,659        2,149,674,219           821,837,910
Undistributed net investment income                                            3,932,275            1,557,182             8,401,841
Accumulated net realized gain (loss) on investment
  and foreign currency transactions                                          324,081,870         (155,767,877)          153,358,614
Unrealized appreciation/(depreciation) of:
  Investments and futures                                                  1,099,518,335          502,358,073           584,481,163*
  Foreign currency denominated assets and liabilities                             25,858               32,434               199,759
                                                                         ---------------      ---------------       ---------------
                                                                         $ 5,325,868,741      $ 2,497,972,185       $ 1,568,323,297
                                                                         ===============      ===============       ===============

(a)   Includes securities on loan with a value of $661,057,021.
(b)   Cost: $22,818,505, $13,548,381 and $6,797,981, respectively (Note 1).
(c) The amounts of U.S. $1,252,226 and $685,743, respectively, have been segregated as collateral for financial futures contracts outstanding at March 31, 2005.
(d) See page 19 for share class information on net assets value, offering price and redemption price per share of the Tax-Managed International and International Portfolios.
*     Net of accrued foreign capital gains taxes of $6,071,885.
See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.


--------------------------------------------------------------------------------
18  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

                                                                            TAX-MANAGED
                                                                           INTERNATIONAL         INTERNATIONAL
                                                                             PORTFOLIO             PORTFOLIO
--------------------------------------------------------------------------------------------------------------
CALCULATION OF MAXIMUM OFFERING PRICE

Tax-Managed International Class Shares
  Net Assets                                                             $ 5,324,476,126
  Shares of capital stock outstanding                                        236,681,898
                                                                         ---------------
  Net asset value, offering and redemption price per share               $         22.50
                                                                         ===============

International Class Shares
  Net Assets                                                                                  $ 2,476,358,342
  Shares of capital stock outstanding                                                             117,125,387
                                                                                              ---------------
  Net asset value, offering and redemption price per share                                    $         21.14
                                                                                              ===============

Class A Shares
  Net Assets                                                             $       752,558      $     8,863,419
  Shares of capital stock outstanding                                             33,541              420,199
                                                                         ---------------      ---------------
  Net asset value and redemption price per share                         $         22.44      $         21.09
  Sales charge--4.25% of public offering price                                      1.00                  .94
                                                                         ---------------      ---------------
  Maximum offering price                                                 $         23.44      $         22.03
                                                                         ===============      ===============

  Class B Shares
  Net Assets                                                             $       125,262      $     2,054,485
  Shares of capital stock outstanding                                              5,615               98,058
                                                                         ---------------      ---------------
  Net asset value and offering price per share                           $         22.31      $         20.95
                                                                         ===============      ===============

Class C Shares
  Net Assets                                                             $       514,795      $    10,695,939
  Shares of capital stock outstanding                                             23,086              510,327
                                                                         ---------------      ---------------
  Net asset value and offering price per share                           $         22.30      $         20.96
                                                                         ===============      ===============



--------------------------------------------------------------------------------
                                                      2005 Semiannual Report  19

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc. Statements of Assets and Liabilities--March 31, 2005 (Unaudited)
(continued)

                                                                                                           INTERMEDIATE
                                                                      INTERMEDIATE      U.S. GOVERNMENT      DURATION
                                                                        DURATION        SHORT DURATION     INSTITUTIONAL
                                                                       PORTFOLIO          PORTFOLIO          PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments in securities at value                                $ 4,147,277,237    $    93,971,090    $   833,884,352
  Cash in bank                                                                    0                  0                  0
  Receivables:
    Interest                                                             16,307,616            509,217          3,294,869
    Investment securities sold                                          388,896,064                  0         62,136,634
    Capital shares sold                                                   8,443,514             11,150          3,302,019
    Prepaid registration fee                                                      0                  0             29,189
  Appreciation of swap agreement (Note 1M)                                        0                  0                  0
  Appreciation of foreign currency contracts (Note 5)                     2,079,824                  0            417,319
                                                                    ---------------    ---------------    ---------------
  Total assets                                                        4,563,004,255         94,491,457        903,064,382
                                                                    ---------------    ---------------    ---------------

LIABILITIES
  Due to custodian                                                          372,733             10,273             96,473
  Payables:
    Dividends to shareholders                                             3,516,486             76,083            720,268
    Investment securities purchased                                   1,467,273,807          2,009,785        291,342,126
    Swap contracts at value (Cost $159,304, $34,592) (Note 1M)              723,808                  0            157,227
    Capital shares redeemed                                               2,725,005             99,893             86,759
    Deferred income on dollar rolls                                         635,903              1,733            130,267
    Management fee (Note 2A)                                              1,216,274             39,809            195,544
    Shareholder servicing and administration fee (Note 2B)                  260,845              7,962                  0
    Transfer Agent fee (Note 2B)                                             16,141              1,927              5,266
    Accrued expenses                                                        218,422             22,012             63,736
    Margin owed to broker on futures contracts                              146,844                  0                  0
  Depreciation of swap agreement (Note 1M)                                        0                  0                  0
                                                                    ---------------    ---------------    ---------------
  Total liabilities                                                   1,447,106,268          2,269,477        292,797,666
                                                                    ---------------    ---------------    ---------------
  NET ASSETS                                                        $ 3,085,897,987    $    92,221,980    $   610,266,716
                                                                    ===============    ===============    ===============

  Cost of investments                                               $ 4,153,987,445    $    94,808,379    $   835,042,287
                                                                    ===============    ===============    ===============
  SHARES OF CAPITAL STOCK OUTSTANDING                                   233,215,615          7,371,106         40,102,768
                                                                    ===============    ===============    ===============
  NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                        $         13.23    $         12.51    $         15.22
                                                                    ===============    ===============    ===============

NET ASSETS CONSIST OF:
Capital stock, at par                                               $       233,216    $         7,371    $        40,103
Additional paid-in capital                                            3,098,522,485         94,167,650        613,209,821
UNDISTRIBUTED NET INVESTMENT INCOME/(EXCESS DISTRIBUTIONS)               (4,145,775)           (69,554)          (283,773)
Accumulated net realized loss
       on investment, futures and foreign currency transactions          (3,565,859)        (1,046,198)        (1,846,657)
Unrealized appreciation (depreciation) of:
       Investments, futures and swaps                                    (7,274,712)          (837,289)        (1,280,570)
       Foreign currency denominated assets and liabilities                2,128,632                  0            427,792
                                                                    ---------------    ---------------    ---------------
                                                                    $ 3,085,897,987    $    92,221,980    $   610,266,716
                                                                    ===============    ===============    ===============

                                                                     SHORT DURATION     SHORT DURATION     SHORT DURATION
                                                                      DIVERSIFIED        CALIFORNIA           NEW YORK
                                                                       MUNICIPAL          MUNICIPAL          MUNICIPAL
                                                                       PORTFOLIO          PORTFOLIO          PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments in securities at value                                $   247,724,415    $    63,978,408    $   133,088,472
  Cash in bank                                                            2,575,127             85,076             68,366
  Receivables:
    Interest                                                              3,502,128            746,194          1,520,473
    Investment securities sold                                            1,701,913                  0             60,000
    Capital shares sold                                                     168,700            400,000          1,107,099
    Prepaid registration fee                                                 33,103                  0                  0
  Appreciation of swap agreement (Note 1M)                                   84,031             32,957             31,789
  Appreciation of foreign currency contracts (Note 5)                             0                  0                  0
                                                                    ---------------    ---------------    ---------------
  Total assets                                                          255,789,417         65,242,635        135,876,199
                                                                    ---------------    ---------------    ---------------

LIABILITIES
  Due to custodian                                                                0                  0                  0
  Payables:
    Dividends to shareholders                                               164,220             38,640             75,951
    Investment securities purchased                                       1,215,914                  0         12,117,574
    Swap contracts at value (Cost $159,304, $34,592) (Note 1M)                    0                  0                  0
    Capital shares redeemed                                               1,562,659            376,479            639,369
    Deferred income on dollar rolls                                               0                  0                  0
    Management fee (Note 2A)                                                108,554             28,193             52,630
    Shareholder servicing and administration fee (Note 2B)                   21,864              5,610             10,522
    Transfer Agent fee (Note 2B)                                              2,556              2,591              3,208
    Accrued expenses                                                         24,068             11,955             19,581
    Margin owed to broker on futures contracts                                    0                  0                  0
  Depreciation of swap agreement (Note 1M)                                  136,860             18,171             65,462
                                                                    ---------------    ---------------    ---------------
  Total liabilities                                                       3,236,695            481,639         12,984,297
                                                                    ---------------    ---------------    ---------------
  NET ASSETS                                                        $   252,552,722    $    64,760,996    $   122,891,902
                                                                    ===============    ===============    ===============

  Cost of investments                                               $   249,403,326    $    64,396,288    $   133,505,076
                                                                    ===============    ===============    ===============
  SHARES OF CAPITAL STOCK OUTSTANDING                                    20,226,516          5,198,719          9,939,556
                                                                    ===============    ===============    ===============
  NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                        $         12.49    $         12.46    $         12.36
                                                                    ===============    ===============    ===============

NET ASSETS CONSIST OF:
Capital stock, at par                                               $        20,227    $         5,199    $         9,940
Additional paid-in capital                                              254,730,034         65,373,782        124,060,177
UNDISTRIBUTED NET INVESTMENT INCOME/(EXCESS DISTRIBUTIONS)                   14,400            (13,203)            12,647
Accumulated net realized loss
       on investment, futures and foreign currency transactions            (461,996)          (200,443)          (731,293)
Unrealized appreciation (depreciation) of:
       Investments, futures and swaps                                    (1,749,943)          (404,339)          (459,569)
       Foreign currency denominated assets and liabilities                        0                  0                  0
                                                                    ---------------    ---------------    ---------------
                                                                    $   252,552,722    $    64,760,996    $   122,891,902
                                                                    ===============    ===============    ===============


See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

--------------------------------------------------------------------------------

                                    20 & 21

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc. Statements of Assets and Liabilities--March 31, 2005 (Unaudited)
(continued)

                                                                DIVERSIFIED        CALIFORNIA         NEW YORK
                                                                 MUNICIPAL          MUNICIPAL         MUNICIPAL
                                                                 PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments in securities at value                         $ 3,024,268,704    $   971,673,393    $ 1,333,718,091
  Cash in bank                                                       142,560             54,563            147,744
  Receivables:
    Interest                                                      37,097,535         12,095,733         18,075,262
    Investment securities sold                                     2,950,074                  0            225,000
    Capital shares sold                                            9,881,561          6,033,583          3,392,568
   Appreciation of swap agreement (Note 1M)                        1,042,104            314,607            309,939
                                                             ---------------    ---------------    ---------------
  Total assets                                                 3,075,382,538        990,171,879      1,355,868,604
                                                             ---------------    ---------------    ---------------
LIABILITIES
  Payables:
    Dividends to shareholders                                      2,776,688            906,109          1,314,043
    Investment securities purchased                               61,372,935          3,141,352         14,795,454
    Capital shares redeemed                                        3,705,833          1,847,001          2,363,016
    Management fee (Note 2A)                                       1,189,855            416,893            552,692
    Shareholder servicing and administration fee (Note 2B)           233,292             74,618            100,617
    Transfer Agent fee (Note 2B)                                      18,055                  0             16,380
    Distribution fee payable                                         162,780             65,570             97,583
    Accrued expenses                                                 151,211             82,475             95,711
  Depreciation of swap agreement (Note 1M)                           656,904            231,471            501,636
                                                             ---------------    ---------------    ---------------
  Total liabilities                                               70,267,553          6,765,489         19,837,132
                                                             ---------------    ---------------    ---------------
  NET ASSETS (e)                                             $ 3,005,114,985    $   983,406,390    $ 1,336,031,472
                                                             ===============    ===============    ===============
  Cost of investments                                        $ 2,988,457,862    $   958,148,833    $ 1,312,977,254
                                                             ===============    ===============    ===============
NET ASSETS CONSIST OF:
  Capital stock, at par                                      $       214,203    $        69,338    $        96,368
  Additional paid-in capital                                   2,973,595,717        972,450,226      1,317,196,574
  Undistributed net investment income                                232,574              4,977             92,269
  Accumulated net realized loss on investment
    and futures transactions                                      (5,090,399)        (2,723,652)        (1,835,407)
  Unrealized appreciation/(depreciation) of investments
    and swaps                                                     36,162,890         13,605,501         20,481,668
                                                             ---------------    ---------------    ---------------
                                                             $ 3,005,114,985    $   983,406,390    $ 1,336,031,472
                                                             ===============    ===============    ===============

(e) See page 23 for share class information on net asset value, offering price and redemption price per share of the Diversified Municipal, California Municipal and New York Municipal Portfolios.
See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.


--------------------------------------------------------------------------------
22  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

                                                         DIVERSIFIED             CALIFORNIA            NEW YORK
                                                          MUNICIPAL              MUNICIPAL             MUNICIPAL
                                                          PORTFOLIO              PORTFOLIO             PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
CALCULATION OF MAXIMUM OFFERING PRICE

Municipal Class Shares
  Net Assets                                            $2,755,612,724        $  878,453,925        $1,188,536,338
  Shares of capital stock outstanding                      196,424,619            61,937,903            85,724,281
                                                        --------------        --------------        --------------
  Net asset value and offering price per share          $        14.03        $        14.18        $        13.86
                                                        ==============        ==============        ==============

Class A Shares
  Net Assets                                            $   89,527,583        $   41,231,197        $   50,566,180
  Shares of capital stock outstanding                        6,379,687             2,907,282             3,648,515
                                                        --------------        --------------        --------------
  Net asset value and redemption price per share        $        14.03        $        14.18        $        13.86
  Sales charge--4.25% of public offering price                     .62                   .63                   .62
                                                        --------------        --------------        --------------
  Maximum offering price                                $        14.65        $        14.81        $        14.48
                                                        ==============        ==============        ==============

Class B Shares
  Net Assets                                            $   83,247,322        $   32,320,634        $   53,753,215
  Shares of capital stock outstanding                        5,931,353             2,278,586             3,880,054
                                                        --------------        --------------        --------------
  Net asset value and offering price per share          $        14.04        $        14.18        $        13.85
                                                        ==============        ==============        ==============

Class C Shares
  Net Assets                                            $   76,727,356        $   31,400,634        $   43,175,739
  Shares of capital stock outstanding                        5,467,347             2,214,059             3,115,064
                                                        --------------        --------------        --------------
  Net asset value and offering price per share          $        14.03        $        14.18        $        13.86
                                                        ==============        ==============        ==============


--------------------------------------------------------------------------------
                                                      2005 Semiannual Report  23

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc. Statements of Assets and Liabilities--March 31, 2005 (Unaudited)
(continued)

                                                                      SHORT
                                                                  DURATION PLUS
                                                                    PORTFOLIO
--------------------------------------------------------------------------------
ASSETS
  Investments in securities at value                              $ 538,214,933
  Receivables:
    Interest                                                          3,331,651
    Capital shares sold                                                 498,024
                                                                  -------------
  Total assets                                                      542,044,608
                                                                  -------------
LIABILITIES
  Due to custodian                                                      229,110
  Payables:
    Dividends to shareholders                                           476,934
    Investment securities purchased                                  15,044,707
    Capital shares redeemed                                             614,017
    Deferred income on dollar rolls                                      12,849
    Management fee (Note 2A)                                            212,599
    Shareholder servicing and administration fee (Note 2B)               34,803
    Transfer Agent fee (Note 2B)                                          7,340
    Distribution fee payable                                             70,359
    Accrued expenses                                                     23,215
                                                                  -------------
  Total liabilities                                                  16,725,933
                                                                  -------------
  NET ASSETS                                                      $ 525,318,675
                                                                  =============
  Cost of investments                                             $ 543,517,434
                                                                  =============
NET ASSETS CONSIST OF:
  Capital stock, at par                                           $      42,148
  Additional paid-in capital                                        536,937,515
  Undistributed net investment income/
    (excess distributions)                                           (1,003,771)
  Accumulated net realized loss on
    investment transactions                                          (5,354,716)
  Unrealized appreciation/(depreciation) of
     investments                                                     (5,302,501)
                                                                  -------------
                                                                  $ 525,318,675
                                                                  =============
CALCULATION OF MAXIMUM OFFERING PRICE

Short Duration Plus Class Shares
  Net assets                                                      $ 408,109,857
  Shares of capital stock outstanding                                32,743,487
                                                                  -------------
  Net asset value and offering price per share                    $       12.46
                                                                  =============

Short Duration Class A Shares
  Net assets                                                      $  51,116,214
  Shares of capital stock outstanding                                 4,100,771
                                                                  -------------
  Net asset value and redemption price per share                  $       12.47
  Sales charge--4.25% of public offering price                             0.55
                                                                  -------------
  Maximum offering price                                          $       13.02
                                                                  =============

Short Duration Class B Shares
  Net assets                                                      $  35,937,199
  Shares of capital stock outstanding                                 2,883,548
                                                                  -------------
  Net asset value and offering price per share                    $       12.46
                                                                  =============

Short Duration Class C Shares
  Net assets                                                      $  30,155,405
  Shares of capital stock outstanding                                 2,420,452
                                                                  -------------
  Net asset value and offering price per share                    $       12.46
                                                                  =============

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.


--------------------------------------------------------------------------------
24  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

                       This page intentionally left blank.


--------------------------------------------------------------------------------
                                                      2005 Semiannual Report  25

Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc. Statements of Operations for the Six Months Ended March 31, 2005 (Unaudited)

                                                                                                               EMERGING
                                                                           TAX-MANAGED                          MARKETS
                                                                          INTERNATIONAL    INTERNATIONAL         VALUE
                                                                            PORTFOLIO        PORTFOLIO         PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Income:
    Interest                                                              $     650,170    $     808,115    $      99,040
    Income from dollar rolls                                                          0                0                0
    Dividends (net of foreign withholding taxes of
    $3,706,082, $1,749,042 and $3,430,178, respectively)                     35,560,330       17,051,814       24,295,894
                                                                          -------------    -------------    -------------
  Total income                                                               36,210,500       17,859,929       24,394,934
                                                                          -------------    -------------    -------------
  Expenses (Notes 1 and 2):
    Management Fee                                                           23,091,672       11,259,281        9,381,837
    Shareholder servicing and administration fee                              6,347,288        2,971,580        1,946,344
    Custodian and Transfer Agent fees                                         1,134,035          640,314        1,426,886
    Distribution fees--Class A                                                      408            7,570                0
    Distribution fees--Class B                                                      420            6,980                0
    Distribution fees--Class C                                                    1,589           37,702                0
    Distribution fees--Class R                                                        0               22                0
    Auditing and tax fees                                                        89,720           48,234           25,684
    Directors' fees and expenses                                                 43,042           20,258           11,887
    Legal fees                                                                   55,184           35,480           16,725
    Registration fees                                                           113,449           50,516           24,014
    Printing fees                                                                36,139           22,888           11,310
    Miscellaneous                                                                58,437           34,075           38,153
                                                                          -------------    -------------    -------------
  Total expenses                                                             30,971,383       15,134,900       12,882,840
  Less: expenses waived and reimbursed by the Adviser
  or Transfer Agent (Note 2A and 2B)                                             (8,996)          (3,868)               0
                                                                          -------------    -------------    -------------
  Net expenses                                                               30,962,387       15,131,032       12,882,840
                                                                          -------------    -------------    -------------
  Net investment income                                                       5,248,113        2,728,897       11,512,094
                                                                          -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
    Investment transactions                                                 319,625,482      106,781,695      154,653,616*
    Futures transactions                                                      1,349,998          141,623                0
    Foreign currency transactions                                             3,935,483        2,422,539         (556,799)
    Swap transactions                                                                 0                0                0
                                                                          -------------    -------------    -------------
  Net realized gain (loss) on investment
  and foreign currency transactions                                         324,910,963      109,345,857      154,096,817
                                                                          -------------    -------------    -------------
  Net increase (decrease) in unrealized appreciation/(depreciation) of:
    Investments, futures and swaps                                          251,597,335      163,924,904      181,302,760+
    Foreign currency denominated assets and liabilities                        (501,834)        (322,722)         166,923
                                                                          -------------    -------------    -------------
  Net increase (decrease) in unrealized appreciation/
  (depreciation) on investments and foreign currency
  denominated assets and liabilities                                        251,095,501      163,602,182      181,469,683
                                                                          -------------    -------------    -------------
  Net realized and unrealized gain (loss) on
  investment and foreign currency transactions                              576,006,464      272,948,039      335,566,500
                                                                          -------------    -------------    -------------
  Net increase (decrease) in net assets resulting from operations         $ 581,254,577    $ 275,676,936    $ 347,078,594
                                                                          =============    =============    =============

                                                                                                             INTERMEDIATE
                                                                          INTERMEDIATE    U.S. GOVERNMENT      DURATION
                                                                            DURATION       SHORT DURATION    INSTITUTIONAL
                                                                            PORTFOLIO        PORTFOLIO         PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Income:
    Interest                                                              $  52,024,399    $   1,392,026    $  10,809,428
    Income from dollar rolls                                                 13,253,018           52,908        2,848,974
    Dividends (net of foreign withholding taxes of
    $3,706,082, $1,749,042 and $3,430,178, respectively)                          3,113                0              647
                                                                          -------------    -------------    -------------
  Total income                                                               65,280,530        1,444,934       13,659,049
                                                                          -------------    -------------    -------------
  Expenses (Notes 1 and 2):
    Management Fee                                                            6,908,041          236,308        1,546,281
    Shareholder servicing and administration fee                              1,479,717           47,262                0
    Custodian and Transfer Agent fees                                           282,756           56,510          107,703
    Distribution fees--Class A                                                        0                0                0
    Distribution fees--Class B                                                        0                0                0
    Distribution fees--Class C                                                        0                0                0
    Distribution fees--Class R                                                        0                0                0
    Auditing and tax fees                                                        55,306            2,430           30,023
    Directors' fees and expenses                                                 26,848              916            9,220
    Legal fees                                                                   43,984            2,929           25,031
    Registration fees                                                            99,372            7,553           20,264
    Printing fees                                                                36,330              958            3,476
    Miscellaneous                                                                14,830            1,801           10,225
                                                                          -------------    -------------    -------------
  Total expenses                                                              8,947,184          356,667        1,752,223
  Less: expenses waived and reimbursed by the Adviser
  or Transfer Agent (Note 2A and 2B)                                                  0                0         (360,570)
                                                                          -------------    -------------    -------------
  Net expenses                                                                8,947,184          356,667        1,391,653
                                                                          -------------    -------------    -------------
  Net investment income                                                      56,333,346        1,088,267       12,267,396
                                                                          -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
    Investment transactions                                                  (3,740,173)        (298,403)        (863,853)
    Futures transactions                                                      1,267,099                0          200,972
    Foreign currency transactions                                              (269,069)               0          (44,475)
    Swap transactions                                                           220,938                0           48,032
                                                                          -------------    -------------    -------------
  Net realized gain (loss) on investment
  and foreign currency transactions                                          (2,521,205)        (298,403)        (659,324)
                                                                          -------------    -------------    -------------
  Net increase (decrease) in unrealized appreciation/(depreciation) of:
    Investments, futures and swaps                                          (33,324,290)        (859,961)      (6,533,607)
    Foreign currency denominated assets and liabilities                       3,625,513                0          742,104
                                                                          -------------    -------------    -------------
  Net increase (decrease) in unrealized appreciation/
  (depreciation) on investments and foreign currency
  denominated assets and liabilities                                        (29,698,777)        (859,961)      (5,791,503)
                                                                          -------------    -------------    -------------
  Net realized and unrealized gain (loss) on
  investment and foreign currency transactions                              (32,219,982)      (1,158,364)      (6,450,827)
                                                                          -------------    -------------    -------------
  Net increase (decrease) in net assets resulting from operations         $  24,113,364    $     (70,097)   $   5,816,569
                                                                          =============    =============    =============

                                                                         SHORT DURATION   SHORT DURATION    SHORT DURATION
                                                                           DIVERSIFIED       CALIFORNIA        NEW YORK
                                                                            MUNICIPAL        MUNICIPAL         MUNICIPAL
                                                                            PORTFOLIO        PORTFOLIO         PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Income:
    Interest                                                              $   3,296,658    $     894,273    $   1,590,958
    Income from dollar rolls                                                          0                0                0
    Dividends (net of foreign withholding taxes of
    $3,706,082, $1,749,042 and $3,430,178, respectively)                              0                0                0
                                                                          -------------    -------------    -------------
  Total income                                                                3,296,658          894,273        1,590,958
                                                                          -------------    -------------    -------------
  Expenses (Notes 1 and 2):
    Management Fee                                                              642,636          173,945          300,679
    Shareholder servicing and administration fee                                128,887           34,789           60,136
    Custodian and Transfer Agent fees                                            80,806           57,935           66,988
    Distribution fees--Class A                                                        0                0                0
    Distribution fees--Class B                                                        0                0                0
    Distribution fees--Class C                                                        0                0                0
    Distribution fees--Class R                                                        0                0                0
    Auditing and tax fees                                                         3,801              760            3,750
    Directors' fees and expenses                                                  3,012              566            1,168
    Legal fees                                                                    2,441            1,071            3,974
    Registration fees                                                            20,019            2,702            3,530
    Printing fees                                                                 1,409              558            2,144
    Miscellaneous                                                                 2,548              770            1,950
                                                                          -------------    -------------    -------------
  Total expenses                                                                885,559          273,096          444,319
  Less: expenses waived and reimbursed by the Adviser
  or Transfer Agent (Note 2A and 2B)                                                  0                0                0
                                                                          -------------    -------------    -------------
  Net expenses                                                                  885,559          273,096          444,319
                                                                          -------------    -------------    -------------
  Net investment income                                                       2,411,099          621,177        1,146,639
                                                                          -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
    Investment transactions                                                    (253,285)        (144,932)        (202,454)
    Futures transactions                                                              0                0                0
    Foreign currency transactions                                                     0                0                0
    Swap transactions                                                            12,826           (1,906)           8,548
                                                                          -------------    -------------    -------------
  Net realized gain (loss) on investment
  and foreign currency transactions                                            (240,459)        (146,838)        (193,906)
                                                                          -------------    -------------    -------------
  Net increase (decrease) in unrealized appreciation/(depreciation) of:
    Investments, futures and swaps                                           (2,197,128)        (481,750)        (843,204)
    Foreign currency denominated assets and liabilities                               0                0                0
                                                                          -------------    -------------    -------------
  Net increase (decrease) in unrealized appreciation/
  (depreciation) on investments and foreign currency
  denominated assets and liabilities                                         (2,197,128)        (481,750)        (843,204)
                                                                          -------------    -------------    -------------
  Net realized and unrealized gain (loss) on
  investment and foreign currency transactions                               (2,437,587)        (628,588)      (1,037,110)
                                                                          -------------    -------------    -------------
  Net increase (decrease) in net assets resulting from operations         $     (26,488)   $      (7,411)   $     109,529
                                                                          =============    =============    =============

*     Net of foreign capital gains taxes of $286,461.
+     Net of change in foreign capital gains taxes of $(618,944).

See Notes to Financial Statements.

                                    26 & 27

Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc. Statements of Operations for the Six Months Ended March 31, 2005 (Unaudited) (continued)

                                                                         DIVERSIFIED         CALIFORNIA          NEW YORK
                                                                          MUNICIPAL           MUNICIPAL           MUNICIPAL
                                                                          PORTFOLIO           PORTFOLIO           PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Income:
    Interest                                                            $ 52,987,506        $ 17,633,216        $ 25,454,448
                                                                        ------------        ------------        ------------
  Total income                                                            52,987,506          17,633,216          25,454,448
                                                                        ------------        ------------        ------------
  Expenses (Notes 1 and 2):
    Management fee                                                         6,766,917           2,428,557           3,185,351
    Shareholder servicing  fee                                             1,313,250             432,033             573,074
    Custodian and transfer agent fees                                        324,949             141,672             198,167
    Distribution fees--Class A                                               144,065              58,667              79,325
    Distribution fees--Class B                                               453,497             172,910             282,632
    Distribution fees--Class C                                               417,345             168,313             246,731
    Auditing and tax fees                                                     57,729              21,883              30,414
    Printing fees                                                             44,078              16,094              27,185
    Registration fees                                                        110,437              13,184              32,026
    Legal fees                                                                34,613              10,791              12,504
    Directors' fees and expenses                                              21,815               7,515              11,248
    Miscellaneous                                                             37,791              14,449              16,571
                                                                        ------------        ------------        ------------
  Total expenses                                                           9,726,486           3,486,068           4,695,228
  Less:  expense offset arrangement (Note 2B)                                    (50)                (26)                (29)
                                                                        ------------        ------------        ------------
  Net expense                                                              9,726,436           3,486,042           4,695,199
                                                                        ------------        ------------        ------------
  Net investment income                                                   43,261,070          14,147,174          20,759,249
                                                                        ------------        ------------        ------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENT TRANSACTIONS
  Net realized gain (loss) on:
    Investment transactions                                                1,388,472              (1,945)            999,860
    Swap transactions                                                        (63,084)            (25,804)             66,396
                                                                        ------------        ------------        ------------
  Net realized gain (loss) on investment transactions                      1,325,388             (27,749)          1,066,256
                                                                        ------------        ------------        ------------
  Net decrease in unrealized appreciation/(depreciation) of:
  Investments, futures and swaps                                         (51,785,509)        (13,283,517)        (24,561,908)
                                                                        ------------        ------------        ------------
  Net realized and unrealized loss on
  investment transactions                                                (50,460,121)        (13,311,266)        (23,495,652)
                                                                        ------------        ------------        ------------
  Net increase (decrease) in net assets resulting from operations       $ (7,199,051)       $    835,908        $ (2,736,403)
                                                                        ============        ============        ============

See Notes to Financial Statements.


--------------------------------------------------------------------------------
28  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

                                                                       SHORT
                                                                   DURATION PLUS
                                                                     PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Income:
    Interest                                                        $ 9,006,277
    Income from dollar rolls                                            349,638
                                                                    -----------
  Total income                                                        9,355,915
                                                                    -----------
  Expenses (Notes 1 and 2):
    Management fee                                                    1,296,775
    Shareholder servicing fee                                           207,074
    Custodian and transfer agent fees                                   171,301
    Distribution fees--Short Duration Class A                            80,948
    Distribution fees--Short Duration Class B                           201,274
    Distribution fees--Short Duration Class C                           175,475
    Distribution fees--Short Duration Class R                                20
    Auditing and tax fees                                                17,993
    Directors' fees and expenses                                          3,889
    Legal fees                                                            6,530
    Registration fees                                                    82,753
    Printing fees                                                        35,720
    Miscellaneous                                                         6,198
                                                                    -----------
  Total expenses                                                      2,285,950
  Less: expense offset arrangement (Note 2B)                                (57)
                                                                    -----------
  Net expenses                                                        2,285,893
                                                                    -----------
  Net investment income                                               7,070,022
                                                                    -----------
REALIZED AND UNREALIZED LOSS ON
INVESTMENT TRANSACTIONS
  Net realized loss on:
    Investment transactions                                          (1,815,496)
                                                                    -----------
  Net realized loss on investment transactions                       (1,815,496)
                                                                    -----------
  Net decrease in unrealized appreciation/(depreciation) of:
    Investments                                                      (5,675,668)
                                                                    -----------
  Net realized and unrealized loss on investment transactions        (7,491,164)
                                                                    -----------
  Net decrease in net assets resulting from operations              $  (421,142)
                                                                    ===========


See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                      2005 Semiannual Report  29

Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc. Statements of Changes in Net Assets

                                                      -----------------------------------   -----------------------------------
                                                                   TAX-MANAGED
                                                                  INTERNATIONAL                        INTERNATIONAL
                                                                    PORTFOLIO                            PORTFOLIO
                                                      -----------------------------------   -----------------------------------
                                                         SIX MONTHS           YEAR             SIX MONTHS           YEAR
                                                        ENDED 3/31/05         ENDED           ENDED 3/31/05         ENDED
                                                         (UNAUDITED)         9/30/04           (UNAUDITED)         9/30/04
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  Operations:
    Net investment income                             $     5,248,113    $    33,189,444    $     2,728,897    $    15,459,065
    Net realized gain (loss) on investment
    and foreign currency transactions                     324,910,963        239,680,030        109,345,857        158,890,388
    Increase (decrease) in unrealized appreciation/
    (depreciation) of investments and foreign
    currency denominated assets and liabilities           251,095,501        396,395,071        163,602,182        170,461,959
                                                      ---------------    ---------------    ---------------    ---------------
  Net increase in net assets
  resulting from operations                               581,254,577        669,264,545        275,676,936        344,811,412
                                                      ---------------    ---------------    ---------------    ---------------
  Dividends and distributions to shareholders:
    Dividends from net investment income (a)              (38,549,732)       (61,238,586)       (19,681,886)       (18,338,621)
    Distributions from net realized gain on
    investment transactions (a)                           (64,402,318)                 0                  0                  0
                                                      ---------------    ---------------    ---------------    ---------------
  Total dividends and distributions
  to shareholders                                        (102,952,050)       (61,238,586)       (19,681,886)       (18,338,621)
                                                      ---------------    ---------------    ---------------    ---------------
  Capital-share transactions (Note 6):
    Net proceeds from sales of shares                     523,934,483      1,020,243,092        215,449,556        383,372,088
    Net proceeds from sales of shares issued
    to shareholders on reinvestment of
    dividends and distributions                            97,862,728         54,534,862         19,096,435         17,787,574
                                                      ---------------    ---------------    ---------------    ---------------
  Total proceeds from shares sold                         621,797,211      1,074,777,954        234,545,991        401,159,662
    Cost of shares redeemed                              (386,134,831)      (632,148,009)      (191,959,659)      (354,908,912)
                                                      ---------------    ---------------    ---------------    ---------------
  Increase (decrease) in net assets from
  capital-share transactions                              235,662,380        442,629,945         42,586,332         46,250,750
                                                      ---------------    ---------------    ---------------    ---------------
  Net increase in net assets                              713,964,907      1,050,655,904        298,581,382        372,723,541

NET ASSETS:
  Beginning of period                                   4,611,903,834      3,561,247,930      2,199,390,803      1,826,667,262
                                                      ---------------    ---------------    ---------------    ---------------
  End of period (b)                                   $ 5,325,868,741    $ 4,611,903,834    $ 2,497,972,185    $ 2,199,390,803
                                                      ===============    ===============    ===============    ===============
(b) Includes undistributed net investment income/
(excess distributions) of:                            $     3,932,275    $    37,233,894    $     1,557,182    $    18,510,171
                                                      ===============    ===============    ===============    ===============

(a) See page 36 for share class information on dividend distributions of the Tax-Managed International and International Portfolios.
*Includes effect of portfolio transaction fee in the amounts of $9,767,835 and $9,217,750 for the six months ended March 31, 2005 and the year ended September 30, 2004, respectively.

See Notes to Financial Statements.


--------------------------------------------------------------------------------
30  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

                                                      -----------------------------------     -----------------------------------
                                                                   EMERGING                                INTERMEDIATE
                                                                 MARKETS VALUE                               DURATION
                                                                  PORTFOLIO                                  PORTFOLIO
                                                      -----------------------------------     -----------------------------------
                                                         SIX MONTHS           YEAR               SIX MONTHS           YEAR
                                                        ENDED 3/31/05         ENDED             ENDED 3/31/05         ENDED
                                                         (UNAUDITED)         9/30/04             (UNAUDITED)         9/30/04
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  Operations:
    Net investment income                             $    11,512,094     $    16,252,022     $    56,333,346    $    97,226,406
    Net realized gain (loss) on investment
    and foreign currency transactions                     154,096,817         134,577,282          (2,521,205)        28,542,196
    Increase (decrease) in unrealized appreciation/
    (depreciation) of investments and foreign
    currency denominated assets and liabilities           181,469,683         216,028,280         (29,698,777)       (29,008,182)
                                                      ---------------     ---------------     ---------------    ---------------
  Net increase in net assets
  resulting from operations                               347,078,594         366,857,584          24,113,364         96,760,420
                                                      ---------------     ---------------     ---------------    ---------------
  Dividends and distributions to shareholders:
    Dividends from net investment income (a)               (2,635,948)         (9,586,370)        (57,452,856)       (99,678,637)
    Distributions from net realized gain on
    investment transactions (a)                           (36,713,975)                  0          (8,277,788)                 0
                                                      ---------------     ---------------     ---------------    ---------------
  Total dividends and distributions
  to shareholders                                         (39,349,923)         (9,586,370)        (65,730,644)       (99,678,637)
                                                      ---------------     ---------------     ---------------    ---------------
  Capital-share transactions (Note 6):
    Net proceeds from sales of shares                     185,549,616         285,871,489         472,754,143        815,660,806
    Net proceeds from sales of shares issued
    to shareholders on reinvestment of
    dividends and distributions                            38,641,601           9,082,473          18,758,455         19,340,469
                                                      ---------------     ---------------     ---------------    ---------------
  Total proceeds from shares sold                         224,191,217         294,953,962         491,512,598        835,001,275
    Cost of shares redeemed                              (324,964,151)       (189,259,509)       (216,800,736)      (381,541,966)
                                                      ---------------     ---------------     ---------------    ---------------
  Increase (decrease) in net assets from
  capital-share transactions                             (100,772,934)*       105,694,453*        274,711,862        453,459,309
                                                      ---------------     ---------------     ---------------    ---------------
  Net increase in net assets                              206,955,737         462,965,667         233,094,582        450,541,092

NET ASSETS:
  Beginning of period                                   1,361,367,560         898,401,893       2,852,803,405      2,402,262,313
                                                      ---------------     ---------------     ---------------    ---------------
  End of period (b)                                   $ 1,568,323,297     $ 1,361,367,560     $ 3,085,897,987    $ 2,852,803,405
                                                      ===============     ===============     ===============    ===============
(b) Includes undistributed net investment income/
(excess distributions) of:                            $     8,401,841     $      (474,305)    $    (4,145,775)   $    (3,026,625)
                                                      ===============     ===============     ===============    ===============

--------------------------------------------------------------------------------
                                                      2005 Semiannual Report  31

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc. Statements of Changes in Net Assets (continued)

                                                        -------------------------------   -------------------------------
                                                                U.S. GOVERNMENT                INTERMEDIATE DURATION
                                                                SHORT DURATION                     INSTITUTIONAL
                                                                   PORTFOLIO                         PORTFOLIO
                                                        -------------------------------   -------------------------------
                                                          SIX MONTHS          YEAR          SIX MONTHS          YEAR
                                                         ENDED 3/31/05        ENDED        ENDED 3/31/05        ENDED
                                                          (UNAUDITED)        9/30/04        (UNAUDITED)        9/30/04
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  Operations:
    Net investment income                               $   1,088,267    $   2,099,165    $  12,267,396    $  20,658,605
    Net realized gain (loss) on investment
    and foreign currency transactions                        (298,403)        (499,571)        (659,324)       4,547,440
    Decrease in unrealized appreciation/
    (depreciation) of investments, futures, and swaps        (859,961)        (663,686)      (5,791,503)      (4,929,922)
                                                        -------------    -------------    -------------    -------------
  Net increase (decrease) in net assets resulting
  from operations                                             (70,097)         935,908        5,816,569       20,276,123
                                                        -------------    -------------    -------------    -------------
  Dividends and distributions to shareholders:
    Dividends from net investment income (a)               (1,213,776)      (2,366,550)     (12,517,372)     (21,141,826)
    Distributions from net realized gain on
    investment transactions (a)                                (7,475)      (1,171,234)      (3,830,748)      (6,664,869)
                                                        -------------    -------------    -------------    -------------
  Total dividends and distributions
  to shareholders                                          (1,221,251)      (3,537,784)     (16,348,120)     (27,806,695)
                                                        -------------    -------------    -------------    -------------
  Capital-share transactions (Note 6):
    Net proceeds from sales of shares                      11,810,815       26,280,515       88,248,436      246,095,145
    Net proceeds from sales of shares issued
    to shareholders on reinvestment of
    dividends and distributions                               645,750        2,415,624        8,627,777       15,841,958
                                                        -------------    -------------    -------------    -------------
  Total proceeds from shares sold                          12,456,565       28,696,139       96,876,213      261,937,103
    Cost of shares redeemed                               (12,538,007)     (45,060,481)     (85,326,415)    (109,675,335)
                                                        -------------    -------------    -------------    -------------
  Increase (decrease) in net assets from
  capital-share transactions                                  (81,442)     (16,364,342)      11,549,798      152,261,768
                                                        -------------    -------------    -------------    -------------
  Net increase (decrease) in net assets                    (1,372,790)     (18,966,218)       1,018,247      144,731,196

NET ASSETS:
  Beginning of period                                      93,594,770      112,560,988      609,248,469      464,517,273
                                                        -------------    -------------    -------------    -------------
  End of period (b)                                     $  92,221,980    $  93,594,770    $ 610,266,716    $ 609,248,469
                                                        =============    =============    =============    =============
(b) Includes undistributed net investment income/
(excess distributions) of:                              $     (69,555)   $      55,955    $    (283,773)   $     (33,797)
                                                        =============    =============    =============    =============

(a) See page 36 for share class information on dividend distributions of the Diversified Municipal Portfolio.
See Notes to Financial Statements.


--------------------------------------------------------------------------------
32  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

                                                        ----------------------------------    -----------------------------------
                                                                  SHORT DURATION                         SHORT DURATION
                                                               DIVERSIFIED MUNICIPAL                  CALIFORNIA MUNICIPAL
                                                                    PORTFOLIO                               PORTFOLIO
                                                        ----------------------------------    -----------------------------------
                                                           SIX MONTHS           YEAR             SIX MONTHS           YEAR
                                                          ENDED 3/31/05         ENDED           ENDED 3/31/05         ENDED
                                                           (UNAUDITED)         9/30/04           (UNAUDITED)         9/30/04
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  Operations:
    Net investment income                               $     2,411,099    $     4,344,201    $       621,177    $     1,228,920
    Net realized gain (loss) on investment
    and foreign currency transactions                          (240,459)          (263,292)          (146,838)           (50,446)
    Decrease in unrealized appreciation/
    (depreciation) of investments, futures, and swaps        (2,197,128)        (1,181,343)          (481,750)          (532,415)
                                                        ---------------    ---------------    ---------------    ---------------
  Net increase (decrease) in net assets resulting
  from operations                                               (26,488)         2,899,566             (7,411)           646,059
                                                        ---------------    ---------------    ---------------    ---------------
  Dividends and distributions to shareholders:
    Dividends from net investment income (a)                 (2,394,785)        (4,265,828)          (617,285)        (1,227,532)
    Distributions from net realized gain on
    investment transactions (a)                                       0           (315,786)                 0                  0
                                                        ---------------    ---------------    ---------------    ---------------
  Total dividends and distributions
  to shareholders                                            (2,394,785)        (4,581,614)          (617,285)        (1,227,532)
                                                        ---------------    ---------------    ---------------    ---------------
  Capital-share transactions (Note 6):
    Net proceeds from sales of shares                        73,988,207        151,818,429         18,192,573         59,632,686
    Net proceeds from sales of shares issued
    to shareholders on reinvestment of
    dividends and distributions                                 956,561          2,062,452            374,520            762,968
                                                        ---------------    ---------------    ---------------    ---------------
  Total proceeds from shares sold                            74,944,768        153,880,881         18,567,093         60,395,654
    Cost of shares redeemed                                 (73,699,219)      (132,119,645)       (24,818,179)       (67,995,139)
                                                        ---------------    ---------------    ---------------    ---------------
  Increase (decrease) in net assets from
  capital-share transactions                                  1,245,549         21,761,236         (6,251,086)        (7,599,485)
                                                        ---------------    ---------------    ---------------    ---------------
  Net increase (decrease) in net assets                      (1,175,724)        20,079,188         (6,875,782)        (8,180,958)

NET ASSETS:
  Beginning of period                                       253,728,446        233,649,258         71,636,778         79,817,736
                                                        ---------------    ---------------    ---------------    ---------------
  End of period (b)                                     $   252,552,722    $   253,728,446    $    64,760,996    $    71,636,778
                                                        ===============    ===============    ===============    ===============
(b) Includes undistributed net investment income/
(excess distributions) of:                              $        14,400    $        (1,914)   $       (13,203)   $       (17,095)
                                                        ===============    ===============    ===============    ===============

                                                        ----------------------------------    -----------------------------------
                                                                  SHORT DURATION
                                                                 NEW YORK MUNICIPAL                   DIVERSIFIED MUNICIPAL
                                                                    PORTFOLIO                               PORTFOLIO
                                                        ----------------------------------    -----------------------------------
                                                           SIX MONTHS           YEAR             SIX MONTHS           YEAR
                                                          ENDED 3/31/05         ENDED           ENDED 3/31/05         ENDED
                                                           (UNAUDITED)         9/30/04           (UNAUDITED)         9/30/04
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  Operations:
    Net investment income                               $     1,146,639    $     2,222,556    $    43,261,070    $    80,344,194
    Net realized gain (loss) on investment
    and foreign currency transactions                          (193,906)           175,041          1,325,388         (2,676,633)
    Decrease in unrealized appreciation/
    (depreciation) of investments, futures, and swaps          (843,204)        (1,049,893)       (51,785,509)       (10,548,395)
                                                        ---------------    ---------------    ---------------    ---------------
  Net increase (decrease) in net assets resulting
  from operations                                               109,529          1,347,704         (7,199,051)        67,119,166
                                                        ---------------    ---------------    ---------------    ---------------
  Dividends and distributions to shareholders:
    Dividends from net investment income (a)                 (1,142,518)        (2,204,693)       (43,085,599)       (80,061,703)
    Distributions from net realized gain on
    investment transactions (a)                                       0                  0                  0                  0
                                                        ---------------    ---------------    ---------------    ---------------
  Total dividends and distributions
  to shareholders                                            (1,142,518)        (2,204,693)       (43,085,599)       (80,061,703)
                                                        ---------------    ---------------    ---------------    ---------------
  Capital-share transactions (Note 6):
    Net proceeds from sales of shares                        34,825,750         95,152,474        528,440,742        876,220,074
    Net proceeds from sales of shares issued
    to shareholders on reinvestment of
    dividends and distributions                                 504,782          1,018,598          8,891,420         18,981,822
                                                        ---------------    ---------------    ---------------    ---------------
  Total proceeds from shares sold                            35,330,532         96,171,072        537,332,162        895,201,896
    Cost of shares redeemed                                 (34,581,394)       (93,079,427)      (279,083,893)      (499,857,512)
                                                        ---------------    ---------------    ---------------    ---------------
  Increase (decrease) in net assets from
  capital-share transactions                                    749,138          3,091,645        258,248,269        395,344,384
                                                        ---------------    ---------------    ---------------    ---------------
  Net increase (decrease) in net assets                        (283,851)         2,234,656        207,963,619        382,401,847


NET ASSETS:
  Beginning of period                                       123,175,753        120,941,097      2,797,151,366      2,414,749,519
                                                        ---------------    ---------------    ---------------    ---------------
  End of period (b)                                     $   122,891,902    $   123,175,753    $ 3,005,114,985    $ 2,797,151,366
                                                        ===============    ===============    ===============    ===============
(b) Includes undistributed net investment income/
(excess distributions) of:                              $        12,647    $         8,526    $       232,574    $        57,103
                                                        ===============    ===============    ===============    ===============


--------------------------------------------------------------------------------
                                                      2005 Semiannual Report  33

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.

Statements of Changes in Net Assets (continued)

                                                          ----------------------------------    -----------------------------------
                                                                  CALIFORNIA MUNICIPAL                    NEW YORK MUNICIPAL
                                                                      PORTFOLIO                               PORTFOLIO
                                                          ----------------------------------    -----------------------------------
                                                             SIX MONTHS           YEAR             SIX MONTHS           YEAR
                                                            ENDED 3/31/05         ENDED           ENDED 3/31/05         ENDED
                                                             (UNAUDITED)         9/30/04           (UNAUDITED)         9/30/04
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  Operations:
    Net investment income                                 $    14,147,174    $    25,545,068    $    20,759,249    $    39,925,958
    Net realized gain (loss) on investment transactions           (27,749)        (1,686,444)         1,066,256             56,382
    Decrease in unrealized appreciation/
    (depreciation) of investments, futures, and swaps         (13,283,517)        (2,041,584)       (24,561,908)        (9,511,265)
                                                          ---------------    ---------------    ---------------    ---------------
  Net increase (decrease) in net assets resulting
  from operations                                                 835,908         21,817,040         (2,736,403)        30,471,075
                                                          ---------------    ---------------    ---------------    ---------------
  Dividends and distributions to shareholders:
    Dividends from net investment income (a)                  (14,109,628)       (25,501,477)       (20,739,475)       (39,773,105)
    Distributions from net realized gain on investment
    transactions (a)                                             (675,420)          (584,016)                 0                  0
                                                          ---------------    ---------------    ---------------    ---------------
  Total dividends and distributions to shareholders           (14,785,048)       (26,085,493)       (20,739,475)       (39,773,105)
                                                          ---------------    ---------------    ---------------    ---------------
  Capital-share transactions (Note 6):
    Net proceeds from sales of shares                         156,625,060        314,353,362        202,053,517        351,775,089
    Net proceeds from sales of shares issued to
    shareholders on reinvestment of dividends
    and distributions                                           4,150,142          7,597,543          6,134,257         12,764,315
                                                          ---------------    ---------------    ---------------    ---------------
  Total proceeds from shares sold                             160,775,202        321,950,905        208,187,774        364,539,404
    Cost of shares redeemed                                  (115,630,514)      (194,387,540)      (135,340,652)      (277,559,965)
                                                          ---------------    ---------------    ---------------    ---------------
  Increase in net assets from
  capital-share transactions                                   45,144,688        127,563,365         72,847,122         86,979,439
                                                          ---------------    ---------------    ---------------    ---------------
  Net increase in net assets                                   31,195,548        123,294,912         49,371,244         77,677,409

NET ASSETS:
  Beginning of period                                         952,210,842        828,915,930      1,286,660,228      1,208,982,819
                                                          ---------------    ---------------    ---------------    ---------------
  End of period (b)                                       $   983,406,390    $   952,210,842    $ 1,336,031,472    $ 1,286,660,228
                                                          ===============    ===============    ===============    ===============
(b) Includes undistributed net investment income/
(excess distributions) of:                                $         4,977    $       (32,569)   $        92,269    $        72,495
                                                          ===============    ===============    ===============    ===============

(a) See pages 36 & 37 for share class information on dividend distributions of the California Municipal and New York Municipal Portfolios.
See Notes to Financial Statements.


--------------------------------------------------------------------------------
34  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

                                                      -------------------------------
                                                                   SHORT
                                                                DURATION PLUS
                                                                  PORTFOLIO
                                                      -------------------------------
                                                         SIX MONTHS         YEAR
                                                       ENDED 3/31/05        ENDED
                                                        (UNAUDITED)        9/30/04
-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  Operations:
    Net investment income                             $   7,070,022    $  12,474,360
    Net realized loss on investment transactions         (1,815,496)      (2,924,390)
    Decrease in unrealized appreciation/
    (depreciation) of investments and futures            (5,675,668)      (3,115,801)
                                                      -------------    -------------
  Net increase (decrease) in net assets resulting
  from operations                                          (421,142)       6,434,169
                                                      -------------    -------------
  Dividends and distributions to shareholders:
    Dividends from net investment income (a)             (7,761,789)     (13,515,809)
    Distributions from net realized gain on
    investment transactions (a)                            (520,245)        (664,559)
                                                      -------------    -------------
  Total dividends and distributions to shareholders      (8,282,034)     (14,180,368)
                                                      -------------    -------------
  Capital-share transactions (Note 6):
    Net proceeds from sales of shares                    89,472,863      278,798,276
    Net proceeds from sales of shares issued
    to shareholders on reinvestment of
    dividends and distributions                           3,899,954        6,885,041
                                                      -------------    -------------
  Total proceeds from shares sold                        93,372,817      285,683,317
    Cost of shares redeemed                            (123,896,897)    (285,806,515)
                                                      -------------    -------------
  Increase (decrease) in net assets from
  capital-share transactions                            (30,524,080)        (123,198)
                                                      -------------    -------------
  Net increase (decrease) in net assets                 (39,227,256)      (7,869,397)

NET ASSETS:
  Beginning of period                                   564,545,931      572,415,328
                                                      -------------    -------------
  End of period (b)                                   $ 525,318,675    $ 564,545,931
                                                      =============    =============
(b) Includes undistributed net investment
income/(excess distributions) of:                     $  (1,003,771)   $    (312,004)
                                                      =============    =============

(a) See page 37 for share class information on dividend distributions of the Short Duration Plus Portfolio.
See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                      2005 Semiannual Report  35

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc. Statements of Changes in Net Assets (continued)

                                                         ----------------------------------    ---------------------------------
                                                                     TAX-MANAGED
                                                                    INTERNATIONAL                           INTERNATIONAL
                                                                      PORTFOLIO                               PORTFOLIO
                                                         ----------------------------------    ---------------------------------
                                                           SIX MONTHS            YEAR            SIX MONTHS            YEAR
                                                          ENDED 3/31/05          ENDED          ENDED 3/31/05          ENDED
                                                           (UNAUDITED)         9/30/04(a)        (UNAUDITED)       9/30/04(a)(b)
-----------------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders:
  Dividends from net investment income
  Tax-Managed International and International
  Class Shares, respectively                             $ (38,546,859)     $  (61,238,586)    $ (19,608,810)     $ (18,338,621)
  Class A                                                       (1,635)                  0           (32,240)                 0
  Class B                                                         (374)                  0            (6,949)                 0
  Class C                                                         (864)                  0           (33,812)                 0
  Class R                                                            0                   0               (75)                 0
                                                         -------------      --------------     -------------      -------------
                                                         $ (38,549,732)     $  (61,238,586)    $ (19,681,886)     $ (18,338,621)
                                                         =============      ==============     =============      =============

  Distributions from net realized gain on
  investment transactions
  Tax-Managed International Class Shares                 $ (64,395,815)     $           0
  Class A                                                       (2,457)                 0
  Class B                                                       (1,067)                 0
  Class C                                                       (2,979)                 0
                                                         -------------      -------------
                                                         $ (64,402,318)     $           0
                                                         =============      =============

                                                         ----------------------------------    ---------------------------------
                                                                     DIVERSIFIED                            CALIFORNIA
                                                                      MUNICIPAL                             MUNICIPAL
                                                                      PORTFOLIO                             PORTFOLIO
                                                         ----------------------------------    ---------------------------------
                                                           SIX MONTHS            YEAR            SIX MONTHS            YEAR
                                                          ENDED 3/31/05          ENDED          ENDED 3/31/05          ENDED
                                                           (UNAUDITED)          9/30/04          (UNAUDITED)          9/30/04
-----------------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders:
  Dividends from net investment income
  Municipal Class                                        $ (39,920,231)     $  (71,778,247)    $ (12,872,178)     $ (22,579,474)
  Class A                                                   (1,340,790)         (3,592,307)         (537,476)        (1,260,900)
  Class B                                                     (950,115)         (2,382,683)         (354,573)          (789,230)
  Class C                                                     (874,463)         (2,308,466)         (345,401)          (871,873)
                                                         -------------      --------------     -------------      -------------
                                                         $ (43,085,599)     $  (80,061,703)    $ (14,109,628)     $ (25,501,477)
                                                         =============      ==============     =============      =============


  Distributions from net realized gain on
  investment transactions
  Municipal Class                                        $           0      $            0     $    (600,291)     $    (488,770)
  Class A                                                            0                   0           (27,031)           (35,696)
  Class B                                                            0                   0           (24,289)           (27,760)
  Class C                                                            0                   0           (23,809)           (31,790)
                                                         $           0      $            0     $    (675,420)     $    (584,016)
                                                         =============      ==============     =============      =============

(a) Tax-Managed International and International Classes A, B and C Shares commenced distribution on January 30, 2004.
(b) International and Short Duration Class R Shares commenced distribution on February 17, 2004.
See Notes to Financial Statements.


--------------------------------------------------------------------------------
36  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

NEW YORK
MUNICIPAL
PORTFOLIO

                                                      -------------------------------
                                                                  NEW YORK
                                                                  MUNICIPAL
                                                                  PORTFOLIO
                                                      -------------------------------
                                                         SIX MONTHS         YEAR
                                                       ENDED 3/31/05        ENDED
                                                        (UNAUDITED)        9/30/04
-------------------------------------------------------------------------------------
Dividends to shareholders:
  Dividends from net investment income
  Municipal Class                                     $ (18,718,432)   $  (34,837,419)
  Class A                                                  (795,934)       (2,076,117)
  Class B                                                  (653,542)       (1,448,511)
  Class C                                                  (571,567)       (1,411,058)
                                                      -------------    --------------
                                                      $ (20,739,475)   $  (39,773,105)
                                                      =============    ==============

                                                      -------------------------------
                                                                    SHORT
                                                                DURATION PLUS
                                                                  PORTFOLIO
                                                      -------------------------------
                                                         SIX MONTHS         YEAR
                                                       ENDED 3/31/05        ENDED
                                                        (UNAUDITED)       9/30/04(b)
-------------------------------------------------------------------------------------
Dividends to shareholders:
  Dividends from net investment income
  Short Duration Plus Class
  Class A                                             $ (6,277,952)    $  (10,557,602)
  Class B                                                 (730,661)        (1,788,909)
  Class C                                                 (402,716)          (602,808)
  Class R                                                 (350,363)          (566,368)
                                                               (97)              (122)
                                                      ------------     --------------
                                                      $ (7,761,789)    $  (13,515,809)
                                                      ============     ==============

  Distributions from net realized gain on
  investment transactions
  Short Duration Plus Class
  Class A                                             $   (395,649)    $     (476,390)
  Class B                                                  (50,066)          (103,659)
  Class C                                                  (39,845)           (42,750)
  Class R                                                  (34,676)           (41,760)
                                                                (9)                 0
                                                      ------------     --------------
                                                      $   (520,245)    $     (664,559)
                                                      ============     ==============


--------------------------------------------------------------------------------
                                                      2005 Semiannual Report  37

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc.

Financial Highlights

Selected per-share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

                                                          ---------------------------------------------------
                                                                   TAX-MANAGED INTERNATIONAL PORTFOLIO
                                                                     TAX-MANAGED INTERNATIONAL CLASS
                                                          ---------------------------------------------------
                                                           SIX MONTHS
                                                          ENDED 3/31/05       YEAR ENDED         YEAR ENDED
                                                            (UNAUDITED)         9/30/04            9/30/03
                                                          -------------      -------------     -------------
Net asset value, beginning of period                      $       20.42      $       17.53     $       13.10
                                                          -------------      -------------     -------------
  Income from investment operations:
    Investment income, net                                         0.02               0.15              0.24
    Net realized and unrealized gain (loss) on
    investment and foreign currency transactions                   2.51               3.04              4.39
                                                          -------------      -------------     -------------
Total from investment operations                                   2.53               3.19              4.63
                                                          -------------      -------------     -------------
  Less distributions:
    Dividends from taxable net investment income                  (0.17)             (0.30)            (0.20)
    Distributions from net realized gain on
    investment transactions                                       (0.28)                 0                 0
                                                          -------------      -------------     -------------
Total distributions                                               (0.45)             (0.30)            (0.20)
                                                          -------------      -------------     -------------
Net asset value, end of period                            $       22.50      $       20.42     $       17.53
                                                          =============      =============     =============
Total return (b)                                                  12.51%             18.34%            35.65%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                 $   5,324,476      $   4,611,550     $   3,561,248
  Average net assets (000 omitted)                        $   5,091,781      $   4,206,956     $   2,890,486
  Ratio of expenses to average net assets                          1.22%*             1.24%             1.25%
  Ratio of net investment income to average
  net assets                                                       0.21%*             0.79%             1.59%
  Portfolio turnover rate                                            33%                71%               28%

                                                            YEAR ENDED         YEAR ENDED        YEAR ENDED
                                                             9/30/02           9/30/01(a)         9/30/00
                                                          -------------      -------------     -------------
Net asset value, beginning of period                      $       15.22      $       20.44     $       20.02
                                                          -------------      -------------     -------------
 Income from investment operations:
    Investment income, net                                         0.17               0.21              0.21
    Net realized and unrealized gain (loss) on
    investment and foreign currency transactions                  (2.00)             (3.48)             0.51
                                                          -------------      -------------     -------------
Total from investment operations                                  (1.83)             (3.27)             0.72
                                                          -------------      -------------     -------------
  Less distributions:
    Dividends from taxable net investment income                  (0.29)             (0.16)                0
    Distributions from net realized gain on
    investment transactions                                           0              (1.79)            (0.30)
                                                          -------------      -------------     -------------
Total distributions                                               (0.29)             (1.95)            (0.30)
                                                          -------------      -------------     -------------
Net asset value, end of period                            $       13.10      $       15.22     $       20.44
                                                          =============      =============     =============
Total return (b)                                                 (12.39)%           (17.49)%            3.49%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                 $   2,365,421      $   2,420,323     $   3,029,742
  Average net assets (000 omitted)                        $   2,708,477      $   2,828,736     $   3,467,670
  Ratio of expenses to average net assets                          1.25%              1.25%             1.24%
  Ratio of net investment income to average
  net assets                                                       1.04%              1.14%             1.02%
  Portfolio turnover rate                                            64%                46%               41%


See Footnote Summary on page 51.
See Notes to Financial Statements.

--------------------------------------------------------------------------------
38  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

                                                          ---------------------------------------------------
                                                                       INTERNATIONAL PORTFOLIO
                                                                         INTERNATIONAL CLASS
                                                          ---------------------------------------------------
                                                           SIX MONTHS
                                                          ENDED 3/31/05       YEAR ENDED         YEAR ENDED
                                                            (UNAUDITED)         9/30/04            9/30/03
                                                          -------------      -------------     --------------
Net asset value, beginning of period                      $       18.94      $       16.06     $       11.95
                                                          -------------      -------------     -------------
 Income from investment operations:
   Investment income, net                                          0.02               0.14              0.23
   Net realized and unrealized gain (loss) on
   investment and foreign currency transactions                    2.35               2.91              4.04
                                                          -------------      -------------     -------------
Total from investment operations                                   2.37               3.05              4.27
                                                          -------------      -------------     -------------
 Less distributions:
   Dividends from taxable net investment income                   (0.17)             (0.17)            (0.16)
   Distributions from net realized gain on
   investment transactions                                            0                  0                 0
                                                          -------------      -------------     -------------
Total distributions                                               (0.17)             (0.17)            (0.16)
                                                          -------------      -------------     -------------
Net asset value, end of period                            $       21.14      $       18.94     $       16.06
                                                          =============      =============     =============
Total return (b)                                                  12.56%             19.05%            36.00%

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (000 omitted)               $   2,476,358      $   2,190,687     $   1,826,667
    Average net assets (000 omitted)                      $   2,383,795      $   2,045,596     $   1,572,731
    Ratio of expenses to average net assets                        1.26%*             1.28%             1.29%
    Ratio of net investment income to average
    net assets                                                     0.23%*             0.76%             1.63%
    Portfolio turnover rate                                          30%                92%               28%

                                                            YEAR ENDED         YEAR ENDED        YEAR ENDED
                                                             9/30/02           9/30/01(a)         9/30/00
                                                          -------------      -------------     --------------
Net asset value, beginning of period                      $       14.16      $       20.44     $       20.11
                                                          -------------      -------------     -------------
 Income from investment operations:
   Investment income, net                                          0.14               0.18              0.23
   Net realized and unrealized gain (loss) on
   investment and foreign currency transactions                   (1.90)             (3.11)             0.31
                                                          -------------      -------------     -------------
Total from investment operations                                  (1.76)             (2.93)             0.54
                                                          -------------      -------------     -------------
 Less distributions:
   Dividends from taxable net investment income                   (0.45)             (0.79)            (0.19)
   Distributions from net realized gain on
   investment transactions                                            0              (2.56)            (0.02)
                                                          -------------      -------------     -------------
Total distributions                                               (0.45)             (3.35)            (0.21)
                                                          -------------      -------------     -------------
Net asset value, end of period                            $       11.95      $       14.16     $       20.44
                                                          =============      =============     =============
Total return (b)                                                 (13.01)%           (16.95)%            2.72%

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (000 omitted)               $   1,299,449      $   1,426,683     $   1,907,921
    Average net assets (000 omitted)                      $   1,539,788      $   1,718,245     $   2,238,111
    Ratio of expenses to average net assets                        1.29%              1.28%             1.25%
    Ratio of net investment income to average
    net assets                                                     0.97%              1.06%             1.09%
    Portfolio turnover rate                                          67%                45%               24%

See Footnote Summary on page 51.
See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                      2005 Semiannual Report  39

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc.
Financial Highlights (continued)

Selected per-share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

                                                          ---------------------------------------------------
                                                                          EMERGING MARKETS
                                                                          VALUE PORTFOLIO
                                                          ---------------------------------------------------
                                                           SIX MONTHS
                                                          ENDED 3/31/05       YEAR ENDED         YEAR ENDED
                                                            (UNAUDITED)         9/30/04            9/30/03
                                                          -------------      -------------     -------------
Net asset value, beginning of period                      $       28.91      $       20.81     $       13.65
                                                          -------------      -------------     -------------
 Income from investment operations:
   Investment income, net                                          0.25               0.36              0.26
   Net realized and unrealized gain (loss) on
   investment and foreign currency transactions                    7.11               7.76              6.87
                                                          -------------      -------------     -------------
Total from investment operations                                   7.36               8.12              7.13
                                                          -------------      -------------     -------------
 Less distributions:
   Dividends from taxable net investment income                   (0.06)             (0.22)            (0.08)
   Distributions from net realized gain on
   investment transactions                                        (0.78)                 0                 0
                                                          -------------      -------------     -------------
Total distributions                                               (0.84)             (0.22)            (0.08)
                                                          -------------      -------------     -------------
Portfolio transaction fee                                          0.21               0.20              0.11
                                                          -------------      -------------     -------------
Net asset value, end of period                            $       35.64      $       28.91     $       20.81
                                                          =============      =============     =============
Total return (b)                                                  21.45%(c)          34.66%(c)         47.21%(c)

Ratios/Supplemental Data
  Net assets, end of period (000 omitted)                 $   1,568,323      $   1,361,368     $     898,402
  Average net assets (000 omitted)                        $   1,561,353      $   1,150,902     $     653,705
  Ratio of expenses to average net assets                          1.65%*             1.72%             1.72%
  Ratio of net investment income to average
  net assets                                                       1.48%*             1.41%             1.57%
  Portfolio turnover rate                                            10%                44%               38%

                                                            YEAR ENDED         YEAR ENDED        YEAR ENDED
                                                             9/30/02           9/30/01(a)         9/30/00
                                                          -------------      -------------     --------------
Net asset value, beginning of period                      $       12.48      $       16.91     $       17.67
                                                          -------------      -------------     -------------
 Income from investment operations:
   Investment income, net                                          0.13               0.17              0.14
   Net realized and unrealized gain (loss) on
   investment and foreign currency transactions                    1.04              (4.34)            (1.01)
                                                          -------------      -------------     -------------
Total from investment operations                                   1.17              (4.17)            (0.87)
                                                          -------------      -------------     -------------
 Less distributions:
   Dividends from taxable net investment income                   (0.13)             (0.09)            (0.10)
   Distributions from net realized gain on
   investment transactions                                            0              (0.28)                0
                                                          -------------      -------------     -------------
Total distributions                                               (0.13)             (0.37)            (0.10)
                                                          -------------      -------------     -------------
Portfolio transaction fee                                          0.13               0.11              0.21
                                                          -------------      -------------     -------------
Net asset value, end of period                            $       13.65      $       12.48     $       16.91
                                                          =============      =============     =============
Total return (b)                                                   5.98%(c)    (27.36)%(c)        (7.63)%(c)

Ratios/Supplemental Data
  Net assets, end of period (000 omitted)                 $     518,984      $     499,414     $     593,883
  Average net assets (000 omitted)                        $     588,195      $     578,168     $     718,397
  Ratio of expenses to average net assets                          1.73%              1.75%             1.71%
  Ratio of net investment income to average
  net assets                                                       0.89%              1.10%             0.75%
  Portfolio turnover rate                                            34%                34%               28%

See Footnote Summary on page 51.
See Notes to Financial Statements.


--------------------------------------------------------------------------------
40  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

                                                          ---------------------------------------------------
                                                                              INTERMEDIATE
                                                                           DURATION PORTFOLIO
                                                          ---------------------------------------------------
                                                           SIX MONTHS
                                                          ENDED 3/31/05       YEAR ENDED         YEAR ENDED
                                                          (UNAUDITED)(g)      9/30/04(g)          9/30/03
                                                          -------------      -------------     -------------
Net asset value, beginning of period                      $       13.41      $       13.43     $       13.08
                                                          -------------      -------------     -------------
  Income from investment operations:
    Investment income, net                                         0.25               0.50              0.47
    Net realized and unrealized gain (loss) on
    investments                                                   (0.13)             (0.01)             0.35
                                                          -------------      -------------     -------------
Total from investment operations                                   0.12               0.49              0.82
                                                          -------------      -------------     -------------
  Less distributions:
    Dividends from taxable net investment income                  (0.26)             (0.51)            (0.47)
    Distributions from net realized gain on
    investment transactions                                       (0.04)                 0                 0
                                                          -------------      -------------     -------------
Total distributions                                               (0.30)             (0.51)            (0.47)
                                                          -------------      -------------     -------------
Net asset value, end of period                            $       13.23      $       13.41     $       13.43
                                                          =============      =============     =============
Total return (b)                                                   0.88%              3.74%             6.39%

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (000 omitted)               $   3,085,898      $   2,852,803     $   2,402,262
    Average net assets (000 omitted)                      $   2,967,564      $   2,612,933     $   2,249,030
    Ratio of expenses to average net assets                        0.60%*             0.61%             0.61%
    Ratio of net investment income to average
    net assets                                                     3.81%*             3.72%             3.55%
    Portfolio turnover rate                                         321%               660%              796%

                                                            YEAR ENDED         YEAR ENDED        YEAR ENDED
                                                             9/30/02           9/30/01(a)         9/30/00
                                                          -------------      -------------     --------------
Net asset value, beginning of period                      $       12.98      $       12.51     $       12.67
                                                          -------------      -------------     -------------
  Income from investment operations:
    Investment income, net                                         0.59               0.72              0.81
    Net realized and unrealized gain (loss) on
    investments                                                    0.10               0.47             (0.16)
                                                          -------------      -------------     -------------
Total from investment operations                                   0.69               1.19              0.65
                                                          -------------      -------------     -------------
  Less distributions:
    Dividends from taxable net investment income                  (0.59)             (0.68)            (0.81)
    Distributions from net realized gain on
    investment transactions                                           0              (0.04)                0
                                                          -------------      -------------     -------------
Total distributions                                               (0.59)             (0.72)            (0.81)
                                                          -------------      -------------     -------------
Net asset value, end of period                            $       13.08      $       12.98     $       12.51
                                                          =============      =============     =============
Total return (b)                                                   5.48%              9.80%             5.37%

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (000 omitted)               $   2,151,988      $   2,130,691     $   2,041,914
    Average net assets (000 omitted)                      $   2,135,339      $   2,060,159     $   2,298,018
    Ratio of expenses to average net assets                        0.61%              0.61%             0.60%
    Ratio of net investment income to average
    net assets                                                     4.57%              5.66%             6.48%
    Portfolio turnover rate                                         727%               532%              378%

See Footnote Summary on page 51.
See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                      2005 Semiannual Report  41

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc.
Financial Highlights (continued)

Selected per-share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

                                                          ---------------------------------------------------
                                                                             U.S. GOVERNMENT
                                                                         SHORT DURATION PORTFOLIO
                                                          ---------------------------------------------------
                                                           SIX MONTHS
                                                          ENDED 3/31/05       YEAR ENDED         YEAR ENDED
                                                            (UNAUDITED)         9/30/04            9/30/03
                                                          -------------      -------------     -------------
Net asset value, beginning of period                      $       12.68      $       13.00     $       13.23
                                                          -------------      -------------     -------------
  Income from investment operations:
   Investment income, net                                          0.15               0.26              0.31
   Net realized and unrealized gain (loss) on
   investment transactions                                        (0.16)             (0.14)            (0.04)
                                                          -------------      -------------     -------------
  Total from investment operations                                (0.01)              0.12              0.27
                                                          -------------      -------------     -------------
  Less distributions:
   Dividends from taxable net investment income                   (0.16)             (0.30)            (0.31)
   Dividends from net realized gain on
   investment transactions                                     0.00 (e)              (0.14)            (0.19)
                                                          -------------      -------------     -------------
Total distributions                                               (0.16)             (0.44)            (0.50)
                                                          -------------      -------------     -------------
Net asset value, end of period                            $       12.51      $       12.68     $       13.00
                                                          =============      =============     =============
Total return (b)                                                  (0.06)%             0.93%             2.10%

Ratios/Supplemental Data
  Net assets, end of period (000 omitted)                 $      92,222      $      93,595     $     112,561
  Average net assets (000 omitted)                        $      94,783      $     101,777     $     120,631
  Ratio of expenses to average net assets                          0.75%*             0.80%             0.76%
  Ratio of expenses to average net assets
  excluding interest expense                                       0.75%*             0.78%             0.76%
  Ratio of net investment income to average
  net assets                                                       2.30%*             2.06%             2.39%
  Portfolio turnover rate                                            98%               358%              323%

                                                            YEAR ENDED         YEAR ENDED        YEAR ENDED
                                                             9/30/02           9/30/01(a)         9/30/00
                                                          -------------      -------------     --------------
Net asset value, beginning of period                      $       13.07      $       12.49     $       12.46
                                                          -------------      -------------     -------------
  Income from investment operations:
   Investment income, net                                          0.40               0.59              0.61
   Net realized and unrealized gain (loss) on
   investment transactions                                         0.16               0.58              0.03
                                                          -------------      -------------     -------------
  Total from investment operations                                 0.56               1.17              0.64
                                                          -------------      -------------     -------------
  Less distributions:
   Dividends from taxable net investment income                   (0.40)             (0.59)            (0.61)
   Dividends from net realized gain on
   investment transactions                                            0                  0                 0
                                                          -------------      -------------     -------------
Total distributions                                               (0.40)             (0.59)            (0.61)
                                                          -------------      -------------     -------------
Net asset value, end of period                            $       13.23      $       13.07     $       12.49
                                                          =============      =============     =============
Total return (b)                                                   5.42%              9.62%             5.30%

Ratios/Supplemental Data
  Net assets, end of period (000 omitted)                 $     115,400      $     101,664     $      95,617
  Average net assets (000 omitted)                        $     106,080      $     101,326     $     112,827
  Ratio of expenses to average net assets                          0.74%              0.72%             0.72%
  Ratio of expenses to average net assets
  excluding interest expense                                       0.74%              0.72%             0.72%
  Ratio of net investment income to average
  net assets                                                       3.04%              4.65%             4.91%
  Portfolio turnover rate                                           230%               344%              160%

See Footnote Summary on page 51.
See Notes to Financial Statements.


--------------------------------------------------------------------------------
42  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

Sanford C. Bernstein Fund II, Inc.
Financial Highlights

Selected per-share data and ratios for a share of capital stock outstanding for the Portfolio for each of the periods presented:

                                                                  ---------------------------------------------------------------
                                                                                         INTERMEDIATE DURATION
                                                                                        INSTITUTIONAL PORTFOLIO
                                                                  ---------------------------------------------------------------
                                                                    SIX MONTHS
                                                                   ENDED 3/31/05     YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                                  (UNAUDITED)(g)     9/30/04(g)        9/30/03        9/30/02(e)
                                                                   -------------    -----------     -----------     ------------
Net asset value, beginning of period                               $     15.48      $     15.74     $     15.44     $     15.00(f)
                                                                   -----------      -----------     -----------     -----------
  Income from investment operations:
    Investment income, net                                                0.30             0.60            0.56            0.25
    Net realized and unrealized gain (loss) on
    investment transactions                                              (0.16)           (0.03)           0.41            0.44
                                                                   -----------      -----------     -----------     -----------
Total from investment operations                                          0.14             0.57            0.97            0.69
                                                                   -----------      -----------     -----------     -----------
  Less distributions:
    Dividends from taxable net investment income                         (0.31)           (0.61)          (0.57)          (0.25)
    Dividends from net realized gain on investment transactions          (0.09)           (0.22)          (0.10)              0
                                                                   -----------      -----------     -----------     -----------
Total distributions                                                      (0.40)           (0.83)          (0.67)          (0.25)
                                                                   -----------      -----------     -----------     -----------
Net asset value, end of period                                     $     15.22      $     15.48     $     15.74     $     15.44
                                                                   ===========      ===========     ===========     ===========
Total return (b)                                                          0.94%            3.76%           6.44%           4.62%

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (000 omitted)                        $   610,267      $   609,248     $   464,517     $   328,393
    Average net assets (000 omitted)                               $   620,212      $   535,624     $   383,604     $   237,462
    Ratio of expenses to average net assets                               0.45%*           0.45%           0.45%           0.45%*
    Ratio of expenses to average net assets before reimbursement          0.57%*           0.58%           0.64%           0.75%*
    Ratio of net investment income to average
    net assets                                                            3.97%*           3.86%           3.64%           4.37%*
    Portfolio turnover rate                                                334%             682%            791%            324%

See Footnote Summary on page 51.
See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                      2005 Semiannual Report  43

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc.
Financial Highlights (continued)

Selected per-share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

                                                             ---------------------------------------------------
                                                                          SHORT DURATION DIVERSIFIED
                                                                             MUNICIPAL PORTFOLIO
                                                             ---------------------------------------------------
                                                              SIX MONTHS
                                                             ENDED 3/31/05       YEAR ENDED         YEAR ENDED
                                                               (UNAUDITED)         9/30/04            9/30/03
                                                             -------------      -------------     -------------
Net asset value, beginning of period                         $       12.60      $       12.69     $       12.79
                                                             -------------      -------------     -------------
  Income from investment operations:
    Investment income, net                                            0.12               0.22              0.29
    Net realized and unrealized gain (loss) on
    investment transactions                                          (0.11)             (0.07)            (0.05)
                                                             -------------      -------------     -------------
Total from investment operations                                      0.01               0.15              0.24
                                                             -------------      -------------     -------------
  Less distributions:
    Dividends from taxable net investment income                         0              (0.01)                0
    Dividends from tax-exempt net investment income                  (0.12)             (0.21)            (0.29)
    Distributions from net realized gain on
    investment transactions                                              0              (0.02)            (0.05)
                                                             -------------      -------------     -------------
Total distributions                                                  (0.12)             (0.24)            (0.34)
                                                             -------------      -------------     -------------
Net asset value, end of period                               $       12.49      $       12.60     $       12.69
                                                             =============      =============     =============
Total return (b)                                                      0.05%              1.21%             1.97%
RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (000 omitted)                  $     252,553      $     253,728     $     233,649
    Average net assets (000 omitted)                         $     258,483      $     240,126     $     220,768
    Ratio of expenses to average net assets                           0.69%*             0.69%             0.71%
    Ratio of net investment income to average
    net assets                                                        1.87%*             1.81%             2.30%
    Portfolio turnover rate                                             44%                84%               57%

                                                               YEAR ENDED         YEAR ENDED        YEAR ENDED
                                                                9/30/02           9/30/01(a)         9/30/00
                                                             -------------      -------------     --------------
Net asset value, beginning of period                         $       12.70      $       12.44     $       12.49
                                                             -------------      -------------     -------------
  Income from investment operations:
    Investment income, net                                            0.37               0.47              0.47
    Net realized and unrealized gain (loss) on
    investment transactions                                           0.10               0.26             (0.01)
                                                             -------------      -------------     -------------
Total from investment operations                                      0.47               0.73              0.46
                                                             -------------      -------------     -------------
  Less distributions:
    Dividends from taxable net investment income                         0              (0.01)            (0.01)
    Dividends from tax-exempt net investment income                  (0.37)             (0.46)            (0.46)
    Distributions from net realized gain on
    investment transactions                                          (0.01)                 0             (0.04)
                                                             -------------      -------------     -------------
Total distributions                                                  (0.38)             (0.47)            (0.51)
                                                             -------------      -------------     -------------
Net asset value, end of period                               $       12.79      $       12.70     $       12.44
                                                             =============      =============     =============
Total return (b)                                                      3.81%              5.98%             3.77%
RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (000 omitted)                  $     200,696      $     156,920     $     158,315
    Average net assets (000 omitted)                         $     182,317      $     144,315     $     168,807
    Ratio of expenses to average net assets                           0.71%              0.71%             0.71%
    Ratio of net investment income to average
    net assets                                                        2.92%              3.73%             3.75%
    Portfolio turnover rate                                             56%                77%               99%

See Footnote Summary on page 51.
See Notes to Financial Statements.


--------------------------------------------------------------------------------
44  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

                                                          ---------------------------------------------------
                                                                        SHORT DURATION CALIFORNIA
                                                                           MUNICIPAL PORTFOLIO
                                                          ---------------------------------------------------
                                                           SIX MONTHS
                                                          ENDED 3/31/05       YEAR ENDED         YEAR ENDED
                                                         (UNAUDITED)(g)       9/30/04(g)          9/30/03
                                                          -------------      -------------     -------------
Net asset value, beginning of period                      $       12.57      $       12.67     $       12.69
                                                          -------------      -------------     -------------
  Income from investment operations:
    Investment income, net                                         0.11               0.20              0.22
    Net realized and unrealized gain (loss) on
    investment transactions                                       (0.11)             (0.10)            (0.02)
                                                          -------------      -------------     -------------
Total from investment operations                                      0               0.10              0.20
                                                          -------------      -------------     -------------
   Less distributions:
    Dividends from taxable net investment income                      0              (0.01)            (0.01)
    Dividends from tax-exempt net investment income               (0.11)             (0.19)            (0.21)
    Distributions from net realized gain on
    investment transactions                                           0                  0                 0
                                                          -------------      -------------     -------------
Total distributions                                               (0.11)             (0.20)            (0.22)
                                                          -------------      -------------     -------------
Net asset value, end of period                            $       12.46      $       12.57     $       12.67
                                                          =============      =============     =============
Total return (b)                                                   0.01%              0.81%             1.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                   $      64,761      $      71,637     $      79,818
    Average net assets (000 omitted)                      $      69,769      $      77,177     $      80,862
    Ratio of expenses to average net assets                        0.79%*             0.78%             0.80%
    Ratio of net investment income to average
    net assets                                                     1.79%*             1.59%             1.77%
    Portfolio turnover rate                                          36%                90%               72%


                                                            YEAR ENDED         YEAR ENDED        YEAR ENDED
                                                             9/30/02           9/30/01(a)         9/30/00
                                                          -------------      -------------     -------------
Net asset value, beginning of period                      $       12.68      $       12.51     $       12.53
                                                          -------------      -------------     -------------
  Income from investment operations:
    Investment income, net                                         0.35               0.46              0.45
    Net realized and unrealized gain (loss) on
    investment transactions                                        0.01               0.17              0.02
                                                          -------------      -------------     -------------
Total from investment operations                                   0.36               0.63              0.47
                                                          -------------      -------------     -------------
   Less distributions:
    Dividends from taxable net investment income                      0              (0.03)            (0.03)
    Dividends from tax-exempt net investment income               (0.35)             (0.43)            (0.42)
    Distributions from net realized gain on
    investment transactions                                           0                  0             (0.04)
                                                          -------------      -------------     -------------
Total distributions                                               (0.35)             (0.46)            (0.49)
                                                          -------------      -------------     -------------
Net asset value, end of period                            $       12.69      $       12.68     $       12.51
                                                          =============      =============     =============
Total return (b)                                                   2.87%              5.13%             3.87%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                   $      74,648      $      54,073     $      58,089
    Average net assets (000 omitted)                      $      61,944      $      55,681     $      83,374
    Ratio of expenses to average net assets                        0.79%              0.79%             0.73%
    Ratio of net investment income to average
    net assets                                                     2.70%              3.66%             3.58%
    Portfolio turnover rate                                          28%                60%               94%

See Footnote Summary on page 51.
See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                      2005 Semiannual Report  45

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc.
Financial Highlights (continued)

Selected per-share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

                                                          --------------------------------------------------
                                                                        SHORT DURATION NEW YORK
                                                                          MUNICIPAL PORTFOLIO
                                                          --------------------------------------------------
                                                           SIX MONTHS
                                                          ENDED 3/31/05       YEAR ENDED         YEAR ENDED
                                                         (UNAUDITED)(g)       9/30/04(g)          9/30/03
                                                          -------------      -------------     -------------
Net asset value, beginning of period                      $       12.47      $       12.55     $       12.57
                                                          -------------      -------------     -------------
  Income from investment operations:
     Investment income, net                                        0.12               0.22              0.26
     Net realized and unrealized gain (loss) on
     investment transactions                                      (0.11)             (0.08)            (0.02)
                                                          -------------      -------------     -------------
Total from investment operations                                   0.01               0.14              0.24
                                                          -------------      -------------     -------------
  Less distributions:
     Dividends from taxable net investment income                     0              (0.01)                0
     Dividends from tax-exempt net
     investment income                                            (0.12)             (0.21)            (0.26)
                                                          -------------      -------------     -------------
  Total distributions                                             (0.12)             (0.22)            (0.26)
                                                          -------------      -------------     -------------
  Net asset value, end of period                          $       12.36      $       12.47     $       12.55
                                                          =============      =============     =============
  Total return (b)                                                 0.06%              1.16%             1.92%
RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (000 omitted)               $     122,892      $     123,176     $     120,941
    Average net assets (000 omitted)                      $     120,602      $     123,457     $     119,346
    Ratio of expenses to average net assets                        0.74%*             0.74%             0.76%
    Ratio of net investment income to average
    net assets                                                     1.91%*             1.80%             2.06%
    Portfolio turnover rate                                          43%                68%               47%



                                                            YEAR ENDED         YEAR ENDED        YEAR ENDED
                                                             9/30/02           9/30/01(a)         9/30/00
                                                          -------------      -------------     -------------
Net asset value, beginning of period                      $       12.54      $       12.31     $       12.35
                                                          -------------      -------------     -------------
  Income from investment operations:
     Investment income, net                                        0.36               0.44              0.48
     Net realized and unrealized gain (loss) on
     investment transactions                                       0.03               0.23             (0.04)
                                                          -------------      -------------     -------------
Total from investment operations                                   0.39               0.67              0.44
                                                          -------------      -------------     -------------
  Less distributions:
     Dividends from taxable net investment income                     0              (0.03)            (0.01)
     Dividends from tax-exempt net
     investment income                                            (0.36)             (0.41)            (0.47)
                                                          -------------      -------------     -------------
  Total distributions                                             (0.36)             (0.44)            (0.48)
                                                          -------------      -------------     -------------
  Net asset value, end of period                          $       12.57      $       12.54     $       12.31
                                                          =============      =============     =============
  Total return (b)                                                 3.14%              5.55%             3.64%
RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (000 omitted)               $     116,307      $      87,919     $      93,774
    Average net assets (000 omitted)                      $     102,743      $      94,322     $     106,683
    Ratio of expenses to average net assets                        0.77%              0.73%             0.72%
    Ratio of net investment income to average
    net assets                                                     2.83%              3.56%             3.91%
    Portfolio turnover rate                                          38%                93%               65%

See Footnote Summary on page 51.
See Notes to Financial Statements.


--------------------------------------------------------------------------------
46  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

                                                          --------------------------------------------------
                                                                    DIVERSIFIED MUNICIPAL PORTFOLIO
                                                                            MUNICIPAL CLASS
                                                          --------------------------------------------------
                                                           SIX MONTHS
                                                          ENDED 3/31/05       YEAR ENDED         YEAR ENDED
                                                         (UNAUDITED)(g)       9/30/04(g)          9/30/03
                                                          -------------      -------------     -------------
Net asset value, beginning of period                      $       14.27      $       14.34     $       14.37
                                                          -------------      -------------     -------------
  Income from investment operations:
    Investment income, net                                         0.22               0.45              0.51
    Net realized and unrealized gain (loss) on
    investment transactions                                       (0.24)             (0.07)            (0.03)
                                                          -------------      -------------     -------------
Total from investment operations                                  (0.02)              0.38              0.48
                                                          -------------      -------------     -------------
  Less distributions:
    Dividends from taxable net investment income                      0              (0.02)            (0.01)
    Dividends from tax-exempt net
    investment income                                             (0.22)             (0.43)            (0.50)
    Distributions from net realized gain on
    investment transactions                                           0                  0                 0
                                                          -------------      -------------     -------------
Total distributions                                               (0.22)             (0.45)            (0.51)
                                                          -------------      -------------     -------------
Net asset value, end of period                            $       14.03      $       14.27     $       14.34
                                                          =============      =============     =============
Total return (b)                                                  (0.18)%             2.73%             3.44%

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (000 omitted)               $   2,755,613      $   2,509,749     $   2,045,981
    Average net assets (000 omitted)                      $   2,633,716      $   2,261,248     $   1,844,104
    Ratio of expenses to average net assets                        0.61%*             0.61%             0.63%
    Ratio of net investment income to average
    net assets                                                     3.05%*             3.19%             3.58%
    Portfolio turnover rate                                          15%               41%                38%

                                                            YEAR ENDED         YEAR ENDED        YEAR ENDED
                                                             9/30/02           9/30/01(a)         9/30/00
                                                          -------------      -------------     -------------
Net asset value, beginning of period                      $       14.05      $       13.50     $       13.47
                                                          -------------      -------------     -------------
  Income from investment operations:
    Investment income, net                                         0.56               0.59              0.58
    Net realized and unrealized gain (loss) on
    investment transactions                                        0.32               0.55              0.08
                                                          -------------      -------------     -------------
Total from investment operations                                   0.88               1.14              0.66
                                                          -------------      -------------     -------------
  Less distributions:
    Dividends from taxable net investment income                      0              (0.01)            (0.01)
    Dividends from tax-exempt net
    investment income                                             (0.56)             (0.58)            (0.57)
    Distributions from net realized gain on
    investment transactions                                           0                  0             (0.05)
                                                          -------------      -------------     -------------
Total distributions                                               (0.56)             (0.59)            (0.63)
                                                          -------------      -------------     -------------
Net asset value, end of period                            $       14.37      $       14.05     $       13.50
                                                          =============      =============     =============
Total return (b)                                                   6.42%              8.63%             5.04%

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (000 omitted)               $   1,731,818      $   1,388,653     $   1,205,781
    Average net assets (000 omitted)                      $   1,532,681      $   1,277,970     $   1,329,585
    Ratio of expenses to average net assets                        0.64%              0.63%             0.63%
    Ratio of net investment income to average
    net assets                                                     3.96%              4.30%             4.30%
    Portfolio turnover rate                                          22%                26%               35%

See Footnote Summary on page 51.
See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                      2005 Semiannual Report  47

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc.
Financial Highlights (continued)

Selected per-share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

                                                          --------------------------------------------------
                                                                    CALIFORNIA MUNICIPAL PORTFOLIO
                                                                           MUNICIPAL CLASS
                                                          --------------------------------------------------
                                                           SIX MONTHS
                                                          ENDED 3/31/05       YEAR ENDED         YEAR ENDED
                                                         (UNAUDITED)(g)       9/30/04(g)          9/30/03
                                                          -------------      -------------     -------------
Net asset value, beginning of period                      $       14.38      $       14.46     $       14.59
                                                          -------------      -------------     -------------
  Income from investment operations:
    Investment income, net                                         0.21               0.43              0.47
    Net realized and unrealized gain (loss) on
    investment transactions                                       (0.19)             (0.07)            (0.13)
                                                          -------------      -------------     -------------
Total from investment operations                                   0.02               0.36              0.34
                                                          -------------      -------------     -------------
  Less distributions:
    Dividends from taxable net investment income                      0              (0.02)            (0.03)
    Dividends from tax-exempt net
    investment income                                             (0.21)             (0.41)            (0.44)
    Distributions from net realized gain on
    investment transactions                                       (0.01)             (0.01)                0
                                                          -------------      -------------     -------------
Total distributions                                               (0.22)             (0.44)            (0.47)
                                                          -------------      -------------     -------------
Net asset value, end of period                            $       14.18      $       14.38     $       14.46
                                                          =============      =============     =============
Total return (b)                                                   0.16%              2.55%             2.40%

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (000 omitted)               $     878,454      $     843,206     $     685,360
    Average net assets (000 omitted)                      $     866,441      $     752,372     $     625,249
    Ratio of expenses to average net assets                        0.64%*             0.64%             0.66%
    Ratio of net investment income to average
    net assets                                                     2.99%*             3.01%             3.26%
    Portfolio turnover rate                                          11%               52%                44%


                                                            YEAR ENDED         YEAR ENDED        YEAR ENDED
                                                             9/30/02           9/30/01(a)         9/30/00
                                                          -------------      -------------     -------------
Net asset value, beginning of period                      $       14.23      $       13.81     $       13.69
                                                          -------------      -------------     -------------
  Income from investment operations:
    Investment income, net                                         0.51               0.57              0.57
    Net realized and unrealized gain (loss) on
    investment transactions                                        0.36               0.42              0.16
                                                          -------------      -------------     -------------
Total from investment operations                                   0.87               0.99              0.73
                                                          -------------      -------------     -------------
  Less distributions:
    Dividends from taxable net investment income                      0              (0.04)            (0.02)
    Dividends from tax-exempt net
    investment income                                             (0.51)             (0.53)            (0.55)
    Distributions from net realized gain on
    investment transactions                                           0                  0             (0.04)
                                                          -------------      -------------     -------------
Total distributions                                               (0.51)             (0.57)            (0.61)
                                                          -------------      -------------     -------------
Net asset value, end of period                            $       14.59      $       14.23     $       13.81
                                                          =============      =============     =============
Total return (b)                                                   6.27%              7.33%             5.44%

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (000 omitted)               $     597,222      $     491,194     $     450,744
    Average net assets (000 omitted)                      $     541,454      $     460,729     $     524,573
    Ratio of expenses to average net assets                        0.66%              0.65%             0.64%
    Ratio of net investment income to average
    net assets                                                     3.57%              4.07%             4.15%
    Portfolio turnover rate                                          31%                46%               48%

See Footnote Summary on page 51.
See Notes to Financial Statements.


--------------------------------------------------------------------------------
48  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

                                                          --------------------------------------------------
                                                                     NEW YORK MUNICIPAL PORTFOLIO
                                                                           MUNICIPAL CLASS
                                                          --------------------------------------------------
                                                           SIX MONTHS
                                                          ENDED 3/31/05        YEAR ENDED        YEAR ENDED
                                                         (UNAUDITED)(g)        9/30/04(g)         9/30/03
                                                          -------------      -------------     -------------
Net asset value, beginning of period                      $       14.11      $       14.21     $       14.23
                                                          -------------      -------------     -------------
  Income from investment operations:
    Investment income, net                                         0.23               0.47              0.50
    Net realized and unrealized gain (loss) on
    investment transactions                                       (0.25)             (0.10)            (0.02)
                                                          -------------      -------------     -------------
Total from investment operations                                  (0.02)              0.37              0.48
                                                          -------------      -------------     -------------
  Less distributions:
    Dividends from taxable net investment income                      0              (0.01)            (0.01)
    Dividends from tax-exempt net investment income               (0.23)             (0.46)            (0.49)
    Distributions from net realized gain on
    investment transactions                                           0                  0                 0
    Distributions in excess of net realized
    gain on investment transactions
    due to timing differences                                         0                  0                 0
                                                          -------------      -------------     -------------
Total distributions                                               (0.23)             (0.47)            (0.50)
                                                          -------------      -------------     -------------
Net asset value, end of period                            $       13.86      $       14.11     $       14.21
                                                          =============      =============     =============
Total return (b)                                                  (0.16)%             2.63%             3.45%

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (000 omitted)               $   1,188,536      $   1,121,213     $   1,006,023
    Average net assets (000 omitted)                      $   1,149,298      $   1,055,386     $     954,250
    Ratio of expenses to average net assets                        0.63%*             0.63%             0.65%
    Ratio of net investment income to average
    net assets                                                     3.27%*             3.31%             3.53%
    Portfolio turnover rate                                          19%                39%               29%

                                                            YEAR ENDED         YEAR ENDED        YEAR ENDED
                                                             9/30/02           9/30/01(a)         9/30/00
                                                          -------------      -------------     -------------
Net asset value, beginning of period                      $       13.85      $       13.37     $       13.36
                                                          -------------      -------------     -------------
  Income from investment operations:
    Investment income, net                                         0.54               0.57              0.57
    Net realized and unrealized gain (loss) on
    investment transactions                                        0.38               0.48              0.07
                                                          -------------      -------------     -------------
Total from investment operations                                   0.92               1.05              0.64
                                                          -------------      -------------     -------------
  Less distributions:
    Dividends from taxable net investment income                  (0.01)             (0.02)                0
    Dividends from tax-exempt net investment income               (0.53)             (0.55)            (0.57)
    Distributions from net realized gain on
    investment transactions                                           0                  0             (0.05)
    Distributions in excess of net realized
    gain on investment transactions
    due to timing differences                                         0                  0             (0.01)
                                                          -------------      -------------     -------------
Total distributions                                               (0.54)             (0.57)            (0.63)
                                                          -------------      -------------     -------------
Net asset value, end of period                            $       14.23      $       13.85     $       13.37
                                                          =============      =============     =============
Total return (b)                                                   6.83%              7.99%             4.93%

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (000 omitted)               $     940,302      $     763,728     $     673,723
    Average net assets (000 omitted)                      $     835,184      $     713,704     $     743,412
    Ratio of expenses to average net assets                        0.66%              0.64%             0.64%
    Ratio of net investment income to average
    net assets                                                     3.89%              4.17%             4.33%
    Portfolio turnover rate                                          37%                29%               33%

See Footnote Summary on page 51.
See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                      2005 Semiannual Report  49

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc.
Financial Highlights (continued)

Selected per-share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

                                                          --------------------------------------------------
                                                                     SHORT DURATION PLUS PORTFOLIO
                                                                       SHORT DURATION PLUS CLASS
                                                          --------------------------------------------------
                                                           SIX MONTHS
                                                          ENDED 3/31/05        YEAR ENDED        YEAR ENDED
                                                            (UNAUDITED)          9/30/04         9/30/03
                                                          -------------      -------------     -------------
Net asset value, beginning of period                      $     12.67        $     12.84       $     12.78
                                                          -----------        -----------       -----------
  Income from investment operations:
    Investment income, net                                       0.17               0.30              0.37
    Net realized and unrealized gain (loss) on
    investment and futures transactions                         (0.18)             (0.12)             0.06
                                                          -----------        -----------       -----------
Total from investment operations                                (0.01)              0.18              0.43
                                                          -----------        -----------       -----------
  Less distributions:
    Dividends from taxable net investment income                (0.19)             (0.33)            (0.37)
    Distributions from net realized gain
    on investment transactions                                  (0.01)             (0.02)                0
    Distributions in excess of net investment
    income due to timing differences                                0                  0                 0
    Distributions in excess of net realized
    gain on investment transactions
    due to timing differences                                       0                  0                 0
                                                          -----------        -----------       -----------
Total distributions                                             (0.20)             (0.35)            (0.37)
                                                          -----------        -----------       -----------
Net asset value, end of period                            $     12.46        $     12.67       $     12.84
                                                          ===========        ===========       ===========
Total return (b)                                                (0.06)%             1.37%             3.42%

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (000 omitted)               $   408,110        $   421,881       $   413,100
    Average net assets (000 omitted)                      $   415,285        $   411,043       $   408,848
    Ratio of expenses to average net assets                      0.67%*             0.70%             0.67%
    Ratio of expenses to average net assets
    excluding interest expense                                   0.67%*             0.68%             0.66%
    Ratio of net investment income to average
    net assets                                                   2.78%*             2.39%             2.89%
    Portfolio turnover rate                                        97%               359%              286%


                                                            YEAR ENDED         YEAR ENDED        YEAR ENDED
                                                             9/30/02           9/30/01(a)         9/30/00
                                                          -------------      -------------     -------------
Net asset value, beginning of period                      $       12.69      $       12.25     $       12.33
                                                          -------------      -------------     -------------
  Income from investment operations:
    Investment income, net                                         0.50               0.68              0.72
    Net realized and unrealized gain (loss) on
    investment and futures transactions                            0.09               0.44             (0.08)
                                                          -------------      -------------     -------------
Total from investment operations                                   0.59               1.12              0.64
                                                          -------------      -------------     -------------
  Less distributions:
    Dividends from taxable net investment income                  (0.50)             (0.66)            (0.72)
    Distributions from net realized gain
    on investment transactions                                        0                  0                 0
    Distributions in excess of net investment
    income due to timing differences                                  0              (0.01)                0
    Distributions in excess of net realized
    gain on investment transactions
    due to timing differences                                         0              (0.01)                0
                                                          -------------      -------------     -------------
Total distributions                                               (0.50)             (0.68)            (0.72)
                                                          -------------      -------------     -------------
Net asset value, end of period                            $       12.78      $       12.69     $       12.25
                                                          =============      =============     =============
Total return (b)                                                   4.78%              9.40%             5.37%

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (000 omitted)               $     397,719      $     367,738     $     407,516
    Average net assets (000 omitted)                      $     377,656      $     377,112     $     490,232
    Ratio of expenses to average net assets                        0.67%              0.67%             0.66%
    Ratio of expenses to average net assets
    excluding interest expense                                     0.67%              0.67%             0.66%
    Ratio of net investment income to average
    net assets                                                     3.95%              5.48%             5.88%
    Portfolio turnover rate                                         226%               377%              194%

See Footnote Summary on page 51.
See Notes to Financial Statements.


--------------------------------------------------------------------------------
50  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

* Annualized
(a) Prior to October 2, 2000, Sanford C. Bernstein & Co., Inc. served as investment manager to the Fund. On October 2, 2000, Alliance Capital Management L.P. acquired the business and substantially all of the assets of Sanford C. Bernstein & Co., Inc. and became investment adviser for the Fund.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total Return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(c) This reflects the return to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the 2.00% portfolio transaction fee. Total Return to a shareholder for the six months ending March 31, 2005 and the years ending September 30, 2004, September 30, 2003, September 30, 2002, September 30, 2001 and September 30, 2000, without taking into account these transaction fees would have been 26.45%, 40.22%, 53.28%, 10.35%, (24.37)% and (3.82)%, respectively.
(d) Amount is less than .005.
(e) Commenced operations May 17, 2002.
(f) Prior to the commencement of operations, May 17, 2002, Alliance Capital redeemed 1,333 shares representing $16,666 of Intermediate Duration Institutional Portfolio and made a capital contribution of $16,666 into the Portfolio, adjusting the opening net asset value per share from $12.50 to $15.00.
(g) As of October 1, 2003, the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to October 1, 2003, these interim payments were reflected within interest income in the Statement of Operations. For the year ended September 30, 2004, the effect of this change was to increase net investment income and decrease net realized and unrealized gain (loss) on investment transaction per share by less than $0.01 for Short Duration Diversified, Short Duration California, Short Duration New York, Diversified Municipal, California Municipal and New York Municipal Class.
The effect on the ratio of the net investments income per share was as follows:


                                          YEAR
                                      ENDED 9/30/04
Short Duration Diversified                0.03%
Short Duration California                 0.00%
Short Duration New York                   0.01%
Diversified Municipal Class               0.01%
California Municipal Class                0.00%
New York Municipal Class                  0.01%
Intermediate Duration                      n/a
Intermediate Duration Institutional        n/a

See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                      2005 Semiannual Report  51

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
Notes to Financial Statements

NOTE 1. Organization and Significant Accounting Policies

        This report includes the financial statements of the Sanford C. Bernstein Fund, Inc. and the Sanford C. Bernstein Fund II, Inc. (the "Funds"). Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc. are managed open-end registered investment companies, incorporated in Maryland on May 4, 1988 and February 7, 2002, respectively. Sanford C. Bernstein Fund, Inc., currently comprises 12 portfolios ("SCB Portfolios"), each with its own investment objectives. There are three international equity portfolios, Tax-Managed International, International and Emerging Markets Value; nine fixed-income portfolios, Intermediate Duration, Short Duration Plus, U.S. Government Short Duration, Short Duration Diversified Municipal, Short Duration California Municipal, Short Duration New York Municipal, Diversified Municipal, California Municipal and New York Municipal.

        Effective February 1, 2002, each of the Diversified Municipal, California Municipal and New York Municipal Portfolios (collectively, Bernstein "Intermediate Municipal Portfolios") commenced offering of AllianceBernstein Intermediate Municipal Class A, Class B and Class C Shares (collectively, "Intermediate Municipal Retail Classes") in addition to the existing share class of the Intermediate Municipal Portfolios (each, a "Municipal Class"). Effective May 21, 2003, the Short Duration Plus Portfolio commenced offering of AllianceBernstein Short Duration Class A, Class B and Class C Shares (collectively, "Short Duration Retail Classes") in addition to the existing Short Duration Plus Class shares. Effective January 30, 2004, the Tax-Managed International and International Portfolios commenced distribution of AllianceBernstein Tax-Managed International and AllianceBernstein International Class A, Class B and Class C Shares (collectively, "International Retail Classes") in addition to the existing Tax-Managed International and International Class Shares, respectively. Effective February 17, 2004, the International and Short Duration Plus Portfolios commenced offering of Class R Shares. As of February 23, 2005, the Class R shares are no longer being offered to shareholders. Collectively, the Intermediate Retail Classes, Short Duration Retail Classes and International Retail Classes are the "Retail Classes." The financial highlights of the Retail Classes are presented in separate financial reports. Each class of shares has identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan, as applicable. Sanford C. Bernstein Fund II, Inc., currently comprises one portfolio, the Intermediate Duration Institutional Portfolio (together with the SCB Portfolios, the "Portfolios"). Intermediate Duration Institutional Portfolio commenced offering on May 17, 2002, through an investment of securities received in an in-kind redemption in the amount of $149,411,702 from the Intermediate Duration Portfolio of the Sanford C. Bernstein Fund, Inc. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Funds.

     A. Portfolio Valuation
        Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Funds' Boards of Directors.

        In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation,


--------------------------------------------------------------------------------
52  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

        the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

        Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Funds may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Funds value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

     B. Foreign Currency Translation
        The accounting records of the Funds are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 12:00 p.m., Eastern time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

        Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

        The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Funds do isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

        The Tax-Managed International Portfolio, International Portfolio, Emerging Markets Value Portfolio, Intermediate Duration Portfolio and Intermediate Duration Institutional Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

     C. Security Transactions and Related Investment Income
        Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend.


--------------------------------------------------------------------------------
                                                      2005 Semiannual Report  53

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
Notes to Financial Statements (continued)

     D. Futures Contracts
        Upon entering into a futures contract, a Portfolio is required to deposit cash or to pledge securities in an amount (initial margin) equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments, which are dependent on the daily fluctuations in the market value of the underlying index or security, are made or received by the Portfolio each day (daily variation margin) or at other intervals as is required. The aggregate of these payments or receipts through the expiration of the futures contract is recorded for book purposes as unrealized gains or losses by the Portfolio. If the Portfolio enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed.

     E. Written Options
        When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as an asset and a corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the option. When a call option is exercised, a Portfolio realizes a gain or loss on the underlying security, with the proceeds from the security sale increased by the amount of the option premium received. When a put option is exercised, the cost basis of the security purchased by a Portfolio is reduced by the option premium received.

     F. Taxes
        Each of the Portfolios is treated as separate entities for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

     G. Repurchase Agreements
        Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Funds' policy that their custodian receive delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio's ability to dispose of the underlying securities.

     H. Securities Transactions on a When-Issued or Delayed-Delivery Basis
        Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security's value in determining the Portfolio's net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security's value in determining the Portfolio's net asset value. Each Portfolio segregates cash and marketable securities at least equal in value to its purchase commitment for when-issued or delayed-delivery securities, and segregates portfolio securities on a delayed-delivery basis.

     I. Distribution of Income and Gains

        Net investment income of each Portfolio except the Tax-Managed International Portfolio, International Portfolio and Emerging Markets Value Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Dividends from net investment income, if any, of the Tax-Managed International Portfolio, International Portfolio and Emerging Markets Value Portfolio will be paid to shareholders at least once a year.

        Distributions of net realized gains, less any available loss carryforwards, if any, for all Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.


--------------------------------------------------------------------------------
54  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

        Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, "excess distributions" are reflected in the accompanying financial statements. Certain other differences--permanent differences--arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

     J. Income and Expenses
        All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Funds represented by the shares of such class. Class-specific expenses are borne by the respective class.

     K. Portfolio Transaction Fee
        The Emerging Markets Value Portfolio imposes a 2.00% fee on purchases and redemptions. This fee is retained by the Portfolio and is included in the financial statements as a component of additional paid-in capital.

     L. Securities Lending
        Each of the Portfolios may enter into securities lending transactions. By lending its portfolio securities, a Portfolio attempts to increase its income through the interest earned on the loan. It is the policy of each Portfolio to receive collateral consisting of cash or U.S. Government securities in an amount at least equal to the value of the securities loaned. The securities lending agent has agreed to indemnify the Funds in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that collateral levels are maintained. Cash collateral received is invested by the securities lending agent in liquid short-term investments such as repurchase agreements and overnight time deposits pursuant to investment guidelines set forth by the Funds. Cash collateral received is recorded as an asset as well as a corresponding liability in the Statements of Assets and Liabilities. At March 31, 2005, the International Portfolio had securities on loan with a value of $661,057,021 and had received collateral of $693,130,068, of which $691,914,000 was cash collateral and $1,216,068 was collateral in the form of U.S. Government securities. The International Portfolio earned $505,504 from securities lending transactions for the six months ended March 31, 2005. The amount is reflected in the Statements of Operations as a component of interest income.

     M. Swap Agreements
        The Funds may enter into swaps to hedge their exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. This amount is reflected in the statement of operations as a component of interest income.

        Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Funds, and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

        As of October 1, 2003, the Funds have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Funds accrue for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in


--------------------------------------------------------------------------------
                                                      2005 Semiannual Report  55

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
Notes to Financial Statements (continued)

        addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Prior to October 1, 2003, these interim payments were reflected within interest income/expense in the Statements of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/ depreciation of investments.

        The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Portfolio receives/(pays) semi-annual fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/ depreciation of swap contracts on the statement of assets and liabilities.

        Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

     N. Reverse Repurchase Agreements
        Under a reverse repurchase agreement, a Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time a Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

     O. Mortgage-Backed Dollar Rolls
        The Intermediate Duration Portfolio, the Intermediate Duration Institutional Portfolio, U.S. Government Short Duration Portfolio, and the Short Duration Plus Portfolio may enter into dollar rolls using "to be announced" ("TBA") mortgage-backed securities. TBA transactions are recorded for book purposes based on the type of mortgage-backed securities. For TBA transactions that are entered into as financing transactions (selling a mortgage-backed security for delivery in the future and simultaneously contracting to purchase a substantially similar security at a specified future date), income is recorded for the difference between the current sale price and the lower forward price for the future purchase.

NOTE 2. Investment Management and Transactions with Affiliated Persons

     A. Management Fee
        Under the Investment Management Agreements between the Funds and the Adviser, the Adviser manages the investment of each Portfolio's assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Funds to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

        Prior to October 27, 2004, each of the Portfolios of Sanford C. Bernstein Fund, Inc. paid the Adviser an investment management fee, based on the annual rate, for such services as follows:

                                                                       AVERAGE DAILY NET ASSETS

                                                                    FIRST $1 BILLION      THEREAFTER
        --------------------------------------------------------------------------------------------
        Intermediate Duration, Short Duration Plus,                      .500%               .450%
        U.S. Government Short Duration,  Diversified Municipal,
        California Municipal, and New York Municipal Portfolios


--------------------------------------------------------------------------------
56  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

                                                                                  AVERAGE DAILY NET ASSETS

                                                                      FIRST           NEXT           NEXT
                                                                    $1 BILLION     $3 BILLION     $2 BILLION   THEREAFTER
        =================================================================================================================
        Tax-Managed International and                                   1%            .900%          .875%        .850%
        International Portfolios

        -----------------------------------------------------------------------------------------------------------------

        Short Duration Diversified Municipal, Short Duration             .500% of the average daily net assets
        California Municipal, and Short Duration New York
        Municipal Portfolios

        -----------------------------------------------------------------------------------------------------------------


                                                                               AVERAGE DAILY NET ASSETS

                                                                 FIRST
                                                               $1 BILLION                                 THEREAFTER
        =================================================================================================================
        Emerging Markets Value Portfolio                          1.25%                                      1.125%

        -----------------------------------------------------------------------------------------------------------------

        On October 27, 2004, the Board of Directors of Sanford C. Bernstein Fund, Inc. approved an amendment to the Investment Management Agreement between the Fund and the Adviser revising the fees payable by the Fund, on behalf of each Portfolio, to the Adviser, as set forth below:

                                                           ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO

                                                                 FIRST                  NEXT
                                                              $250 MILLION          $500 MILLION          THEREAFTER
        =================================================================================================================
        Short Duration California Municipal, Short Duration       0.50%                 0.45%                0.40%
        Diversified Municipal, Short Duration New York
        Municipal, U.S. Government Short Duration, and
        Short Duration Plus Portfolios

                                                                 FIRST                  NEXT
                                                               $1 BILLION            $2 BILLION           THEREAFTER
        =================================================================================================================
        New York Municipal, California Municipal, Diversified     0.50%                 0.45%                0.40%
        Municipal, and Intermediate Duration Portfolios

                                                                 FIRST           NEXT           NEXT
                                                               $1 BILLION     $3 BILLION     $2 BILLION   THEREAFTER
        =================================================================================================================
        Tax-Managed International and International Portfolios    1.00%          0.90%          0.85%        0.75%

                                                                 FIRST                  NEXT
                                                               $1 BILLION            $1 BILLION           THEREAFTER
        =================================================================================================================
        Emerging Markets Value Portfolio                          1.25%                1.125%                1.00%

        The Intermediate Duration Institutional Portfolio pays the Adviser an advisory fee at an annual rate of .50% of the average daily net assets of the Portfolio for the first $1 billion and .45% thereafter.

        The Intermediate Duration Institutional Portfolio and the Adviser have entered into an Expense Limitation Agreement (the "Agreement"), dated March 22, 2002, under which the Adviser has agreed to waive its fees and, if necessary, reimburse expenses in respect of the Portfolio for the current fiscal year, so that total operational expenses do not exceed the annual rate of 0.45% of average daily net assets of the Portfolio. Under the Agreement, any waivers or reimbursements made by the Adviser are subject to repayment by the Portfolio by March 31, 2005, provided that repayment does not result in the Portfolio's aggregate expenses exceeding the foregoing expense limitations. Further, the aggregate repayment to the Adviser will not exceed the sum of the Portfolio's organization costs and initial offering expenses. For the six months ended March 31, 2005, the aggregate amount of such fee waiver was $360,570.


--------------------------------------------------------------------------------
                                                      2005 Semiannual Report  57

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
Notes to Financial Statements (continued)

     B. Shareholder Servicing Fee; Transfer Agency Fee
        Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios, and individual shareholders. The Shareholder Servicing Agreement does not apply to the Retail Classes and the Intermediate Duration Institutional Portfolio. Under the agreement, the fee paid by each Portfolio except the Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Value Portfolio to the Adviser for services is .10 of 1% of the average daily net assets of each Portfolio during the month, and the fee paid by the Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Value Portfolio for services is .25 of 1% of the average daily net assets of each Portfolio during the month.

        Under a Transfer Agency Agreement between the Sanford C. Bernstein Fund, Inc., on behalf of the Retail Classes, and Alliance Global Investor Services, Inc. ("AGIS"), the Retail Classes compensate AGIS, a wholly owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. For the six months ended March 31, 2005, such compensation amounted to: Tax-Managed International, $4; International, $5,132; Diversified Municipal Portfolio, $26,763; California Municipal Portfolio, $9,000; New York Municipal Portfolio, $14,877; and Short Duration Plus Portfolio, $27,131. During the period, AGIS voluntarily agreed to waive a portion of its fees for such services for the Tax-Managed International and International Portfolios. Such waivers amounted to $8,996 and $3,868, respectively, for the six months ended March 31, 2005.

        For the six months ended March 31, 2005, the expenses for the Retail Classes of the Diversified Municipal Portfolio, California Municipal Portfolio, New York Municipal Portfolio and Short Duration Plus Portfolio were reduced under an expense offset arrangement with AGIS by $50, $26, $29 and $57, respectively.

     C. Distribution Arrangements--the Funds Except the Retail Classes
        Under the Distribution Agreement between the Funds, on behalf of each Portfolio other than the Retail Classes, and Sanford C. Bernstein & Co., LLC (the "Distributor"), the Distributor agrees to act as agent to sell shares of the 13 Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

     D. Distribution Arrangements--the Retail Classes Only
        The Retail Classes of the Tax-Managed International Portfolio and International Portfolio, the Intermediate Municipal Portfolios, and the Short Duration Plus Portfolio have adopted a Distribution Services Agreement (the "Agreement"), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A Shares, 1% of the Class B and Class C Shares, and .50 of 1% of the Class R Shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has incurred expenses in excess of the distribution costs reimbursed by each of the Retail Classes as follows:

                   TAX-MANAGED                         DIVERSIFIED     CALIFORNIA       NEW YORK           SHORT
                  INTERNATIONAL      INTERNATIONAL      MUNICIPAL       MUNICIPAL       MUNICIPAL      DURATION PLUS
        ============================================================================================================
        Class B     $  93,457          $  94,647        $1,394,315       $780,762       $1,394,315       $517,209
        Class C       280,217            371,991           704,461        685,176          704,461        526,980

        Such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A and R Shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio's Shares.

     E. Other Transactions with Affiliates
        Class A Shares of the Retail Classes are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A Shares redeemed within one year of purchase may be


--------------------------------------------------------------------------------
58  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

        subject to a contingent deferred sales charge of 1%. Class B Shares of the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Class B Shares of the Tax-Managed International Portfolio and the International Portfolio are currently sold with a contingent deferred sales charge that declines from 4% to zero depending on the period of time the shares are held. Class B Shares will automatically convert to Class A Shares six years after the end of the calendar month of purchase for the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio and eight years after the end of the calendar month of purchase for the Tax-Managed International Portfolio and the International Portfolio. Class C Shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R Shares are sold without an initial or contingent deferred sales charge and are offered to certain group retirement plans.

        AllianceBernstein Investment Research and Management, Inc., has advised Sanford C. Bernstein Fund, Inc., that it has retained front-end sales charges from sales of Class A Shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B, and Class C Shares for the six months ended March 31, 2005, as follows:

                                      FRONT-END         CONTINGENT DEFERRED SALES CHARGES
                                    SALES CHARGES    ---------------------------------------
        PORTFOLIO                      CLASS A        CLASS A         CLASS B       CLASS C
        ====================================================================================
        Tax-Managed International     $1,016         $    0         $    15        $    0
        International                  1,182              0              51             0
        Diversified Municipal          6,152          2,742          91,571         6,449
        California Municipal           2,468          5,989               0             0
        New York Municipal             3,413          3,556          42,088         6,314
        Short Duration Plus            4,009          3,200          54,271         6,622

        For the six months ended March 31, 2005 the International and Emerging Markets Value Portfolios paid brokerage commissions to Sanford C. Bernstein & Co., LLC, in the amount of $1,004 and $8,055, respectively, and the Tax-Managed International and International Portfolios paid commissions to Sanford C. Bernstein & Co., Ltd., in the amount of $173,008 and $41,738, respectively.

NOTE 3. Investment Security Transactions

     A. Purchases and Sales
        For the period from October 1, 2004 through March 31, 2005, the Portfolios had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

                                                  PURCHASES                             SALES
                                               EXCLUDING U.S.      PURCHASES OF     EXCLUDING U.S.       SALES OF
                                                 GOVERNMENT      U.S. GOVERNMENT      GOVERNMENT     U.S. GOVERNMENT
                                                 SECURITIES        SECURITIES         SECURITIES       SECURITIES
        ============================================================================================================
        Tax-Managed International           $ 1,747,120,870       $            0   $1,650,932,833    $             0
        International                           740,665,004                    0       95,384,209                  0
        Emerging Markets Value                  198,931,317                    0       54,940,077                  0
        Intermediate Duration                   888,572,849        7,778,779,601       68,978,943      7,882,591,300
        U.S. Government Short Duration                    0           86,633,386          507,163         88,562,845
        Intermediate Duration Institutional     184,091,349        1,686,614,734       48,193,649      1,734,655,235
        Short Duration Diversified Municipal    105,849,727                    0       07,936,911                  0
        Short Duration California Municipal      24,053,206                    0       28,179,238                  0
        Short Duration New York Municipal        53,494,959                    0       48,461,871                  0
        Diversified Municipal                   808,693,465                    0       13,739,550                  0
        California Municipal                    195,872,440                    0       03,682,522                  0
        New York Municipal                      321,293,017                    0       44,854,079                  0
        Short Duration Plus                      55,930,856          451,518,397       76,042,743        478,889,607


--------------------------------------------------------------------------------
                                                      2005 Semiannual Report  59

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
Notes to Financial Statements (continued)

     B. Distributions to Shareholders
        The tax character of distributions to be paid for the year ending September 30, 2005, will be determined at the end of the fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2004 and September 30, 2003, were as follows:

        TAX-MANAGED INTERNATIONAL                   2004               2003
        ========================================================================
        Distributions paid from:
        Ordinary income                         $ 61,238,586       $ 35,319,934
                                                ============       ============
        Total distributions paid                $ 61,238,586       $ 35,319,934
                                                ============       ============

        INTERNATIONAL                               2004               2003
        ========================================================================
        Distributions paid from:
        Ordinary income                         $ 18,338,621       $ 16,987,461
                                                ============       ============
        Total distributions paid                $ 18,338,621       $ 16,987,461
                                                ============       ============

        EMERGING MARKETS VALUE                      2004               2003
        ========================================================================
        Distributions paid from:
        Ordinary income                         $  9,586,370       $  3,072,179
                                                ============       ============
        Total distributions paid                $  9,586,370       $  3,072,179
                                                ============       ============

        INTERMEDIATE DURATION                       2004               2003
        ========================================================================
        Distributions paid from:
        Ordinary Income                         $ 99,678,637       $ 79,859,897
                                                ============       ============
        Total taxable distributions paid          99,678,637         79,859,897
        Return of capital                                  0                  0
        Total distributions paid                $ 99,678,637       $ 79,859,897
                                                ============       ============

        U.S. GOVERNMENT SHORT DURATION              2004               2003
        ========================================================================
        Distributions paid from:
        Ordinary income                         $  3,537,784       $  4,005,212
        Net long-term capital gains                        0            502,438
                                                ============       ============
        Total distributions paid                $  3,537,784       $  4,507,650
                                                ============       ============

        INTERMEDIATE DURATION INSTITUTIONAL         2004               2003
        ========================================================================
        Distributions paid from:
        Ordinary income                         $ 26,771,666       $ 16,139,301
        Net long-term capital gains                1,035,029                  0
                                                ============       ============
        TOTAL DISTRIBUTIONS PAID                $ 27,806,695       $ 16,139,301
                                                ============       ============

        SHORT DURATION DIVERSIFIED MUNICIPAL        2004               2003
        ========================================================================
        Distributions paid from:
        Ordinary income                         $    469,395       $    101,321
        Net long-term capital gains                        0            754,546
                                                ============       ============
        Total taxable distributions paid             469,395            855,867
        Tax exempt distributions                   4,112,219          5,065,280
                                                ============       ============
        Total distributions paid                $  4,581,614       $  5,921,147
                                                ============       ============


--------------------------------------------------------------------------------
60  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

        SHORT DURATION CALIFORNIA MUNICIPAL         2004               2003
        ========================================================================
        Distributions paid from:
        Ordinary income                         $    44,614        $     43,186
                                                ===========        =============
        Total taxable distributions paid             44,614              43,186
        Tax exempt distributions                  1,182,918           1,387,621
                                                ===========        =============
        Total distributions paid                $ 1,227,532        $  1,430,807
                                                ===========        =============

        SHORT DURATION NEW YORK MUNICIPAL           2004               2003
        ========================================================================
        Distributions paid from:
        Ordinary income                         $    68,586        $      2,337
                                                ===========        ============
        Total taxable distributions paid             68,586               2,337
        Tax exempt distributions                  2,136,107           2,454,615
                                                ===========        ============
        Total distributions paid                $ 2,204,693        $  2,456,952
                                                ===========        ============

        DIVERSIFIED MUNICIPAL                       2004               2003
        ========================================================================
        Distributions paid from:
        Ordinary income                         $ 2,700,837        $  1,659,562
                                                ===========        ============
        Total taxable distributions paid          2,700,837           1,659,562
        Tax exempt distributions                 77,360,866          72,698,440
                                                ===========        ============
        Total distributions paid                $80,061,703        $ 74,358,002
                                                ===========        ============

        CALIFORNIA MUNICIPAL                        2004               2003
        ========================================================================
        Distributions paid from:
        Ordinary income                         $ 1,078,849        $  1,308,514
                                                ===========        ============
        Net long-term capital gains                 584,016                   0
        Total taxable distributions paid          1,662,865           1,308,514
        Tax exempt distributions                 24,422,628          21,958,831
                                                ===========        ============
        Total distributions paid                $26,085,493        $ 23,267,345
                                                ===========        ============

        NEW YORK MUNICIPAL                          2004               2003
        ========================================================================
        Distributions paid from:
        Ordinary income                         $ 1,067,657        $  1,072,760
                                                ===========        ============
        Total taxable distributions paid          1,067,657           1,072,760
        Tax exempt distributions                 38,705,448          36,668,935
                                                ===========        ============
        Total distributions paid                $39,773,105        $ 37,741,695
                                                ===========        ============

        SHORT DURATION PLUS                         2004               2003
        ========================================================================
        Distributions paid from:
        Ordinary income                         $14,180,368        $ 12,308,812
                                                ===========        ============
        Total taxable distributions paid         14,180,368          12,308,812
                                                ===========        ============
        Total distributions paid                $14,180,368        $ 12,308,812
                                                ===========        ============


--------------------------------------------------------------------------------
                                                      2005 Semiannual Report  61

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
Notes to Financial Statements (continued)

As of September 30, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                                                                                                  TOTAL
                                                                     ACCUMULATED            UNREALIZED        ACCUMULATED
                                                    ORDINARY         CAPITAL AND          APPRECIATION/         EARNINGS/
                                                     INCOME        OTHER LOSSES (b)      DEPRECIATION (c)     (DEFICIT) (d)
        ====================================================================================================================
        Tax-Managed International                 $ 38,227,531      $ 63,656,558          $848,269,654       $ 950,153,743
        International                               19,074,986       264,814,446)          338,252,600          92,513,140
        Emerging Markets Value                       2,438,796        36,575,086           401,550,142         440,564,024
        Intermediate Duration                          276,066         7,361,273            25,957,029          33,594,368
        U.S. Government Short Duration                 122,332                 0               (10,902)            111,430
        Intermediate Duration Institutional          1,236,931         2,316,118             5,057,826           8,610,875
        Short Duration Diversified Municipal           109,131                 0               465,387             574,518
        Short Duration California Municipal             14,558(a)              0                78,656              93,214
        Short Duration New York Municipal               58,494(a)       (537,387)              392,927             (85,966)
        Diversified Municipal                        2,228,740(a)     (1,541,518)           87,412,075          88,099,297
        California Municipal                           980,126(a)        257,140            26,876,960          28,114,226
        New York Municipal                           1,078,171(a)     (2,213,952)           45,111,048          43,975,267
        Short Duration Plus                             70,030(a)        401,157               250,777             721,964

    (a) Includes tax exempt income as shown below:

        ========================================================================
        Short Duration Diversified Municipal                   $    109,131
        Short Duration California Municipal                          13,396
        Short Duration New York Municipal                            56,750
        Diversified Municipal                                     2,134,429
        California Municipal                                        645,457
        New York Municipal                                        1,048,224

    (b) At September 30, 2004, the following Portfolios had capital loss carryforwards as shown below:

                                                CAPITAL LOSS
                                             CARRYFORWARD AMOUNT      EXPIRATION
        ========================================================================
        International                           $264,814,446          9/30/2011
        Short Duration New York Municipal            468,094          9/30/2009
        Short Duration New York Municipal             69,293          9/30/2011
        Diversified Municipal                      1,541,518          9/30/2009
        New York Municipal                         2,213,952          9/30/2009

    (c) The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and straddles, swap income (loss) accrual, and mark to market on forward contracts and passive foreign investment companies.

    (d) The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to dividends payable and post-October loss deferrals.


--------------------------------------------------------------------------------
62  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

        At September 30, 2004, the following Portfolios had post-October capital loss deferrals as shown below. For tax purposes, these losses are deemed to arise on October 1, 2004:

                                            POST-OCTOBER CAPITAL      POST-OCTOBER FOREIGN
                                               LOSS DEFERRAL         CURRENCY LOSS DEFERRAL
        ===================================================================================
        Emerging Markets Value                  $         0                $1,796,230
        Intermediate Duration                             0                 1,783,604
        U.S. Government Short Duration              707,973                         0
        Intermediate Duration Institutional               0                   371,263
        Short Duration Diversified Municipal        221,538                         0
        Short Duration California Municipal          53,606                         0
        Short Duration Plus                       3,297,740                         0
        Diversified Municipal                     4,304,793                         0
        California Municipal                      2,568,624                         0
        New York Municipal                          687,711                         0
        ----------------------------------------------------------------------------------

        During the year ended September 30, 2004, capital loss carryforwards were utilized by the Portfolios as shown below:

                                                              CAPITAL LOSS
                                                        CARRYFORWARD UTILIZED
        ========================================================================
        Tax-Managed International                            $143,459,959
        International                                         154,572,481
        Emerging Markets Value                                 95,888,132
        Intermediate Duration                                  18,695,220
        Short Duration New York                                   216,753
        Diversified Municipal                                   2,335,757
        New York Municipal                                      1,119,341
        ------------------------------------------------------------------------

NOTE 4. Risks Involved in Investing in the Portfolios

        Emerging Markets Value and International Portfolios--Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets. In addition, national policies may restrict investment opportunities.

        In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

        Fixed Income Portfolios--Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.


--------------------------------------------------------------------------------
                                                      2005 Semiannual Report  63

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
Notes to Financial Statements (continued)

        Concentration of Credit Risk--The two California Municipal Portfolios and two New York Municipal Portfolios invest primarily in securities issued by the State of California and New York, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

        Indemnification Risk--In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote.

NOTE 5. Risks Involved in Futures and Foreign Currency Contracts
        Portfolios may purchase or sell financial futures contracts for the purpose of hedging their portfolios against adverse effects of anticipated movements in the market. Financial futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. dollars of a foreign currency. The contract amounts reflect the extent of each Portfolio's involvement in these financial instruments. To the extent that the Funds enter into short futures, losses may be unlimited. A Portfolio's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Funds' activities in futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks.

        The Short Duration Plus Portfolio, Intermediate Duration Portfolio, Intermediate Duration Institutional Portfolio, Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Value Portfolio may enter into forward exchange currency contracts in order to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings. Foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. A Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the foreign currency contract. In addition, a Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

NOTE 6. Capital-Share Transactions
        As of March 31, 2005, the Sanford C. Bernstein Fund, Inc., has authorized 8.2 billion shares of common stock, par value $0.001 per share, of which 7.9 billion are divided into 12 Portfolios. It has allocated 1 billion to the Tax-Managed International Portfolio of which 400 million is allocated to the Tax-Managed International Class Shares and 200 million to each of the three retail classes of shares; 600 million to the Intermediate Duration Portfolio; 1.4 billion to the International Portfolio of which 600 million is allocated to the International Class Shares and 200 million to each of the three existing retail classes of shares; 1.6 billion to the Diversified Municipal Portfolio, divided evenly into four classes; 200 million each to the Emerging Markets Value Portfolio and the U.S. Government Short Duration Portfolio; 800 million each to the California Municipal Portfolio and New York Municipal Portfolio, divided evenly into four classes; 1 billion to the Short Duration Plus Portfolio, 200 million each to the four existing classes; and 100 million each to the Short Duration Diversified Municipal Portfolio, Short Duration California Municipal Portfolio, and Short Duration New York Municipal Portfolio. The Sanford
        C. Bernstein Fund II, Inc., has authorized 200 million shares of common stock with par value $0.001 per share. Share transactions for each Portfolio for the period ended March 31, 2005 and the year ended September 30, 2004, were as follows:


--------------------------------------------------------------------------------
64  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

                                                   ---------------------------------------------------------------------
                                                                        TAX-MANAGED INTERNATIONAL PORTFOLIO
                                                   ---------------------------------------------------------------------

                                                   -----------------------------     -----------------------------------
                                                                SHARES                             AMOUNT
                                                   -----------------------------     -----------------------------------
                                                    SIX MONTHS                          SIX MONTHS
                                                   ENDED 3/31/05      YEAR ENDED       ENDED 3/31/05      YEAR ENDED
                                                    (UNAUDITED)         9/30/04         (UNAUDITED)         9/30/04
========================================================================================================================
Tax-Managed International Class Shares
Shares sold                                         23,777,529         52,134,283    $   522,929,612    $ 1,019,883,754
Shares issued to shareholders on
reinvestment of dividends                            4,555,651          2,890,030         97,855,405         54,534,862
Shares redeemed                                    (17,508,797)       (32,330,589)      (386,125,007)      (632,135,649)
                                                   -----------        -----------    ---------------    ---------------
Net increase                                        10,824,383         22,693,724        234,660,010        442,282,967
Beginning of period                                225,857,515        203,163,791      3,662,301,045      3,220,018,078
                                                   -----------        -----------    ---------------    ---------------
End of period                                      236,681,898        225,857,515    $ 3,896,961,055    $ 3,662,301,045
                                                   ===========        ===========    ===============    ===============
========================================================================================================================
Tax-Managed International Class A Shares (a)
Shares sold                                             26,835              6,981    $       602,645    $       138,270
Shares issued to shareholders on
reinvestment of dividends                                  205                  0              4,390                  0
Shares redeemed                                             (6)              (474)              (116)            (9,360)
                                                   -----------        -----------    ---------------    ---------------
Net increase                                            27,034              6,507            606,919            128,910
Beginning of period                                      6,507                  0            128,910                  0
                                                   -----------        -----------    ---------------    ---------------
End of period                                           33,541              6,507    $       735,829    $       128,910
                                                   ===========        ===========    ===============    ===============
========================================================================================================================
Tax-Managed International Class B Shares (a)
Shares sold                                              3,210              2,794    $        72,320    $        55,653
Shares issued to shareholders on
reinvestment of dividends                                   50                  0              1,059                  0
Shares redeemed                                           (382)               (57)            (8,415)            (1,123)
                                                   -----------        -----------    ---------------    ---------------
Net increase                                             2,878              2,737             64,964             54,530
Beginning of period                                      2,737                  0             54,530                  0
                                                   -----------        -----------    ---------------    ---------------
End of period                                            5,615              2,737    $       119,494    $        54,530
                                                   ===========        ===========    ===============    ===============
========================================================================================================================
Tax-Managed International Class C Shares (a)
Shares sold                                             14,879              8,280    $       329,906    $       165,415
Shares issued to shareholders on
reinvestment of dividends                                   87                  0              1,874                  0
Shares redeemed                                            (63)               (97)            (1,293)            (1,877)
                                                   -----------        -----------    ---------------    ---------------
Net increase                                            14,903              8,183            330,487            163,538
Beginning of period                                      8,183                  0            163,538                  0
                                                   -----------        -----------    ---------------    ---------------
End of period                                           23,086              8,183    $       494,025    $       163,538
                                                   ===========        ===========    ===============    ===============

(a) Class A, B and C Shares commenced distribution on January 30, 2004.


--------------------------------------------------------------------------------
                                                      2005 Semiannual Report  65

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
Notes to Financial Statements (continued)

                                                   ---------------------------------------------------------------------
                                                                         INTERNATIONAL PORTFOLIO
                                                   ---------------------------------------------------------------------

                                                   -----------------------------     -----------------------------------
                                                                SHARES                             AMOUNT
                                                   -----------------------------     -----------------------------------
                                                    SIX MONTHS                          SIX MONTHS
                                                   ENDED 3/31/05      YEAR ENDED       ENDED 3/31/05      YEAR ENDED
                                                    (UNAUDITED)         9/30/04         (UNAUDITED)         9/30/04
========================================================================================================================
International Class Share
Shares sold                                          9,769,276         20,830,061    $   202,872,919    $   374,436,163
Shares issued to shareholders on
reinvestment of dividends                              945,230          1,022,862         19,065,301         17,787,574
Shares redeemed                                     (9,262,814)       (19,917,739)      (191,105,524)      (354,463,245)
                                                   -----------        -----------    ---------------    ---------------
Net increase                                         1,451,692          1,935,184         30,832,696         37,760,492
Beginning of period                                115,673,695        113,738,511      2,098,715,783      2,060,955,291
                                                   -----------        -----------    ---------------    ---------------
End of period                                      117,125,387        115,673,695    $ 2,129,548,479    $ 2,098,715,783
                                                   ===========        ===========    ===============    ===============

========================================================================================================================
International Class A Shares (a)
Shares sold                                            272,916            181,016    $     5,736,426    $     3,336,881
Shares issued to shareholders on
reinvestment of dividends                                1,066                  0             21,460                  0
Shares redeemed                                        (18,986)           (15,813)          (399,636)          (290,505)
                                                   -----------        -----------    ---------------    ---------------
Net increase                                           254,996            165,203          5,358,250          3,046,376
Beginning of period                                    165,203                  0          3,046,376                  0
                                                   -----------        -----------    ---------------    ---------------
End of period                                          420,199            165,203    $     8,404,626    $     3,046,376
                                                   ===========        ===========    ===============    ===============

========================================================================================================================
International Class B Shares (a)
Shares sold                                             56,885             53,641    $     1,173,015    $       984,733
Shares issued to shareholders on
reinvestment of dividends                                  216                  0              4,324                  0
Shares redeemed                                         (7,380)            (5,304)          (153,857)           (96,448)
                                                   -----------        -----------    ---------------    ---------------
Net increase                                            49,721             48,337          1,023,482            888,285
Beginning of period                                     48,337                  0            888,285                  0
                                                   -----------        -----------    ---------------    ---------------
End of period                                           98,058             48,337    $     1,911,767    $       888,285
                                                   ===========        ===========    ===============    ===============

========================================================================================================================
International Class C Shares (a)
Shares sold                                            276,266            250,874    $     5,667,196    $     4,604,211
Shares issued to shareholders on
reinvestment of dividends                                  266                  0              5,350                  0
Shares redeemed                                        (13,881)            (3,198)          (289,299)           (58,714)
                                                   -----------        -----------    ---------------    ---------------
Net increase                                           262,651            247,676          5,383,247          4,545,497
Beginning of period                                    247,676                  0          4,545,497                  0
                                                   -----------        -----------    ---------------    ---------------
End of period                                          510,327            247,676    $     9,928,744    $     4,545,497
                                                   ===========        ===========    ===============    ===============

========================================================================================================================
International Class R Shares (b)
Shares sold                                                  0                534    $             0    $        10,100
Shares redeemed                                           (534)                 0            (11,343)                 0
                                                   -----------        -----------    ---------------    ---------------
Net increase (decrease)                                   (534)               534            (11,343)            10,100
Beginning of period                                        534                  0             10,100                  0
                                                   -----------        -----------    ---------------    ---------------
End of period                                                0                534    $        (1,243)   $        10,100
                                                   ===========        ===========    ===============    ===============

(a)   Class A, B and C Shares commenced distribution on January 30, 2004.
(b) Class R Shares commenced distribution on February 17, 2004. These shares are no longer being offered to shareholders as of February 23, 2005.


--------------------------------------------------------------------------------
66  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

                                                   -----------------------------     -----------------------------------
                                                             EMERGING                           INTERMEDIATE
                                                           MARKETS VALUE                          DURATION
                                                             PORTFOLIO                            PORTFOLIO
                                                   -----------------------------     -----------------------------------
                                                    SIX MONTHS                          SIX MONTHS
                                                   ENDED 3/31/05      YEAR ENDED       ENDED 3/31/05      YEAR ENDED
                                                    (UNAUDITED)         9/30/04         (UNAUDITED)         9/30/04
========================================================================================================================
Shares sold                                          5,148,265        10,871,494        35,289,622         61,026,683
Shares issued to shareholders
on reinvestment of dividends
and distributions                                    1,190,437           384,525         1,398,328          1,446,809
Shares redeemed                                     (9,421,556)       (7,328,884)      (16,186,175)       (28,567,549)
                                                    ----------        ----------       -----------        -----------
Net increase (decrease)
in shares outstanding                               (3,082,854)        3,927,135        20,501,775         33,905,943
Shares outstanding at
beginning of period                                 47,092,824        43,165,689       212,713,840        178,807,897
                                                    ----------        ----------       -----------        -----------
Shares outstanding at
end of period                                       44,009,970        47,092,824       233,215,615        212,713,840
                                                    ==========        ==========       ===========        ===========

                                                   -----------------------------     -----------------------------------
                                                           U.S. GOVERNMENT                  INTERMEDIATE DURATION
                                                           SHORT DURATION                       INSTITUTIONAL
                                                              PORTFOLIO                           PORTFOLIO
                                                   -----------------------------     -----------------------------------
                                                    SIX MONTHS                          SIX MONTHS
                                                   ENDED 3/31/05      YEAR ENDED       ENDED 3/31/05      YEAR ENDED
                                                    (UNAUDITED)         9/30/04         (UNAUDITED)         9/30/04
========================================================================================================================
Shares sold                                           934,486          2,054,195         5,721,859        15,914,321
Shares issued to shareholders
on reinvestment of dividends
and distributions                                      51,192            188,809           558,556         1,023,015
Shares redeemed                                      (994,024)        (3,521,347)       (5,526,011)       (7,094,674)
                                                   ----------         ----------        ----------        -----------
Net increase (decrease)
in shares outstanding                                  (8,346)        (1,278,343)          754,404         9,842,662
Shares outstanding at
beginning of period                                 7,379,452          8,657,795        39,348,364        29,505,702
                                                   ----------         ----------        ----------        -----------
Shares outstanding at
end of period                                       7,371,106          7,379,452        40,102,768         39,348,364
                                                   ==========         ==========        ==========        ===========


--------------------------------------------------------------------------------
                                                      2005 Semiannual Report  67

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
Notes to Financial Statements (continued)

                                ---------------------------   ---------------------------   ---------------------------
                                     SHORT DURATION                 SHORT DURATION                 SHORT DURATION
                                   DIVERSIFIED MUNICIPAL         CALIFORNIA MUNICIPAL            NEW YORK MUNICIPAL
                                         PORTFOLIO                    PORTFOLIO                      PORTFOLIO
                                ---------------------------   ---------------------------   ---------------------------

                                  SIX MONTHS                    SIX MONTHS                    SIX MONTHS
                                ENDED 3/31/05   YEAR ENDED    ENDED 3/31/05    YEAR ENDED   ENDED 3/31/05   YEAR ENDED
                                 (UNAUDITED)      9/30/04      (UNAUDITED)      9/30/04      (UNAUDITED)      9/30/04
=======================================================================================================================
Shares sold                       5,887,026     12,018,742      1,451,377      4,724,131      2,799,566      7,611,430
Shares issued to shareholders
on reinvestment of dividends
and distributions                    76,149        163,224         29,888         60,450         40,612         81,453
Shares redeemed                  (5,868,549)   (10,456,901)    (1,980,613)    (5,386,518)    (2,780,338)    (7,446,664)
                                 ----------    -----------     ----------     ----------     ----------     ----------
Net increase (decrease)
in shares outstanding                94,626      1,725,065       (499,348)      (601,937)        59,840        246,219
Shares outstanding at
beginning of period              20,131,890     18,406,825      5,698,067      6,300,004      9,879,716      9,633,497
                                 ----------    -----------     ----------     ----------     ----------     ----------
Shares outstanding at
end of period                    20,226,516     20,131,890      5,198,719      5,698,067      9,939,556      9,879,716
                                 ==========    ===========     ==========     ==========     ==========     ==========


--------------------------------------------------------------------------------
68  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

                                                   ---------------------------------------------------------------------
                                                                     DIVERSIFIED MUNICIPAL PORTFOLIO
                                                   ---------------------------------------------------------------------

                                                   -----------------------------     -----------------------------------
                                                                SHARES                             AMOUNT
                                                   -----------------------------     -----------------------------------
                                                    SIX MONTHS                          SIX MONTHS
                                                   ENDED 3/31/05      YEAR ENDED       ENDED 3/31/05      YEAR ENDED
                                                    (UNAUDITED)         9/30/04         (UNAUDITED)         9/30/04
========================================================================================================================
Municipal Class
Shares sold                                          35,841,213        56,402,771    $   509,612,471    $   803,722,850
Shares issued to shareholders on
reinvestment of dividends                               493,914           996,289          7,021,833         14,194,124
Shares redeemed                                     (15,823,389)      (24,148,120)      (224,883,717)      (343,673,316)
                                                   ------------       -----------    ---------------    ---------------
Net increase                                         20,511,738        33,250,940        291,750,587        474,243,658
Beginning of period                                 175,912,881       142,661,941      2,429,726,990      1,955,483,332
                                                   ------------       -----------    ---------------    ---------------
End of period                                       196,424,619       175,912,881    $ 2,721,477,577    $ 2,429,726,990
                                                   ============       ===========    ===============    ===============

========================================================================================================================
Intermediate Municipal Class A Shares
Shares sold                                             873,397         2,791,398    $    12,438,287    $    39,770,226
Shares issued to shareholders on
reinvestment of dividends                                58,009           156,489            824,963          2,232,359
Shares converted from Class B                            50,118            40,949            708,322            585,547
Shares redeemed                                      (1,741,809)       (5,661,852)       (24,769,904)       (80,491,325)
                                                   ------------       -----------    ---------------    ---------------
Net decrease                                           (760,285)       (2,673,016)       (10,798,332)       (37,903,193)
Beginning of period                                   7,139,972         9,812,988        101,452,919        139,356,112
                                                   ------------       -----------    ---------------    ---------------
End of period                                         6,379,687         7,139,972    $    90,654,587    $   101,452,919
                                                   ============       ===========    ===============    ===============

========================================================================================================================
Intermediate Municipal Class B Shares
Shares sold                                             158,670           869,273    $     2,259,495    $    12,394,497
Shares issued to shareholders on
reinvestment of dividends                                42,240            97,407            600,812          1,388,562
Shares converted to Class A                             (50,132)          (40,951)          (708,322)          (585,547)
Shares redeemed                                        (949,697)       (2,258,595)       (13,491,076)       (32,100,577)
                                                   ------------       -----------    ---------------    ---------------
Net decrease                                           (798,919)       (1,332,866)       (11,339,091)       (18,903,065)
Beginning of period                                   6,730,272         8,063,138         95,318,319        114,221,384
                                                   ------------       -----------    ---------------    ---------------
End of period                                         5,931,353         6,730,272    $    83,979,228    $    95,318,319
                                                   ============       ===========    ===============    ===============

========================================================================================================================
Intermediate Municipal Class C Shares
Shares sold                                             240,358         1,383,803    $     3,422,167    $    19,746,954
Shares issued to shareholders on
reinvestment of dividends                                31,202            81,839            443,812          1,166,777
Shares redeemed                                      (1,070,983)       (3,026,407)       (15,230,874)       (43,006,747)
                                                   ------------       -----------    ---------------    ---------------
Net decrease                                           (799,423)       (1,560,765)       (11,364,895)       (22,093,016)
Beginning of period                                   6,266,770         7,827,535         89,063,423        111,156,439
                                                   ------------       -----------    ---------------    ---------------
End of period                                         5,467,347         6,266,770    $    77,698,528    $    89,063,423
                                                   ============       ===========    ===============    ===============


--------------------------------------------------------------------------------
                                                      2005 Semiannual Report  69

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
Notes to Financial Statements (continued)

                                                   --------------------------------------------------------------------
                                                                     CALIFORNIA MUNICIPAL PORTFOLIO
                                                   --------------------------------------------------------------------

                                                   -----------------------------     ----------------------------------
                                                                SHARES                             AMOUNT
                                                   -----------------------------     ----------------------------------
                                                    SIX MONTHS                          SIX MONTHS
                                                   ENDED 3/31/05      YEAR ENDED       ENDED 3/31/05      YEAR ENDED
                                                    (UNAUDITED)         9/30/04         (UNAUDITED)         9/30/04
=======================================================================================================================
Municipal Class
Shares sold                                        10,241,741         19,362,604     $  147,161,235     $  278,229,856
Shares issued to shareholders on
reinvestment of dividends                             221,241            380,194          3,178,658          5,464,063
Shares redeemed                                    (7,143,435)        (8,521,055)      (102,636,357)      (122,550,941)
                                                   ----------         ----------     --------------     --------------
Net increase                                        3,319,547         11,221,743         47,703,536        161,142,978
Beginning of period                                58,618,356         47,396,613        818,413,383        657,270,405
                                                   ----------         ----------     --------------     --------------
End of period                                      61,937,903         58,618,356     $  866,116,919     $  818,413,383
                                                   ==========         ==========     ==============     ==============

=======================================================================================================================
Intermediate Municipal Class A Shares
Shares sold                                           547,563          1,601,314     $    7,850,132     $   22,992,722
Shares issued to shareholders on
reinvestment of dividends                              29,923             62,048            429,790            892,517
Shares converted from Class B                          17,693             42,663            254,405            616,038
Shares redeemed                                      (359,109)        (2,739,651)        (5,154,286)       (39,262,227)
                                                   ----------         ----------     --------------     --------------
Net increase (decrease)                               236,070         (1,033,626)         3,380,041        (14,760,950)
Beginning of period                                 2,671,212          3,704,838         38,438,279         53,199,229
                                                   ----------         ----------     --------------     --------------
End of period                                       2,907,282          2,671,212     $   41,818,320     $   38,438,279
                                                   ==========         ==========     ==============     ==============

=======================================================================================================================
Intermediate Municipal Class B Shares
Shares sold                                            16,687            413,439     $      240,505     $    5,912,975
Shares issued to shareholders on
reinvestment of dividends                              19,887             42,707            285,715            613,905
Shares converted to Class A                           (17,715)           (42,664)          (254,405)          (616,038)
Shares redeemed                                      (223,448)          (690,338)        (3,205,825)        (9,878,652)
                                                   ----------         ----------     --------------     --------------
Net decrease                                         (204,589)          (276,856)        (2,934,010)        (3,967,810)
Beginning of period                                 2,483,175          2,760,031         35,650,128         39,617,938
                                                   ----------         ----------     --------------     --------------
End of period                                       2,278,586          2,483,175     $   32,716,118     $   35,650,128
                                                   ==========         ==========     ==============     ==============

=======================================================================================================================
Intermediate Municipal Class C Shares
Shares sold                                            77,755            458,392     $    1,118,783     $    6,601,771
Shares issued to shareholders on
reinvestment of dividends                              17,818             43,617            255,979            627,058
Shares redeemed                                      (304,984)        (1,541,591)        (4,379,641)       (22,079,682)
                                                   ----------         ----------     --------------     --------------
Net decrease                                         (209,411)        (1,039,582)        (3,004,879)       (14,850,853)
Beginning of period                                 2,423,470          3,463,052         34,873,086         49,723,939
                                                   ----------         ----------     --------------     --------------
End of period                                       2,214,059          2,423,470     $   31,868,207     $   34,873,086
                                                   ==========         ==========     ==============     ==============


--------------------------------------------------------------------------------
70  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

                                                   --------------------------------------------------------------------
                                                                     NEW YORK MUNICIPAL PORTFOLIO
                                                   --------------------------------------------------------------------

                                                   -----------------------------     ----------------------------------
                                                                SHARES                             AMOUNT
                                                   -----------------------------     ----------------------------------
                                                    SIX MONTHS                          SIX MONTHS
                                                   ENDED 3/31/05      YEAR ENDED       ENDED 3/31/05      YEAR ENDED
                                                    (UNAUDITED)         9/30/04         (UNAUDITED)         9/30/04
=======================================================================================================================
Municipal Class
Shares sold                                        13,691,392         21,638,209     $   192,382,168    $   305,291,848
Shares issued to shareholders on
reinvestment of dividends                             338,937            689,237           4,763,350          9,719,528
Shares redeemed                                    (7,759,694)       (13,656,099)       (109,055,517)      (192,281,514)
                                                   ----------        -----------     ---------------    ---------------
Net increase                                        6,270,635          8,671,347          88,090,001        122,729,862
Beginning of period                                79,453,646         70,782,299       1,079,419,281        956,689,419
                                                   ----------        -----------     ---------------    ---------------
End of period                                      85,724,281         79,453,646     $ 1,167,509,282    $ 1,079,419,281
                                                   ==========        ===========     ===============    ===============

=======================================================================================================================
Intermediate Municipal Class A Shares
Shares sold                                           409,773          1,615,750     $     5,759,286    $    22,800,191
Shares issued to shareholders on
reinvestment of dividends                              43,815             94,136             615,435          1,327,825
Shares converted from Class B                          27,703             37,929             386,161            535,934
Shares redeemed                                      (678,580)        (3,428,933)         (9,537,167)       (48,289,760)
                                                   ----------        -----------     ---------------    ---------------
Net decrease                                         (197,289)        (1,681,118)         (2,776,285)       (23,625,810)
Beginning of period                                 3,845,804          5,526,922          53,961,341         77,587,151
                                                   ----------        -----------     ---------------    ---------------
End of period                                       3,648,515          3,845,804     $    51,185,056    $    53,961,341
                                                   ==========        ===========     ===============    ===============

=======================================================================================================================
Intermediate Municipal Class B Shares
Shares sold                                           104,451            671,588     $     1,470,872    $     9,478,863
Shares issued to shareholders on
reinvestment of dividends                              34,463             74,192             484,020          1,045,533
Shares converted to Class A                           (27,721)           (37,911)           (386,161)          (535,934)
Shares redeemed                                      (356,381)        (1,012,852)         (5,001,392)       (14,209,122)
                                                   ----------        -----------     ---------------    ---------------
Net decrease                                         (245,188)          (304,983)         (3,432,661)        (4,220,660)
Beginning of period                                 4,125,242          4,430,225          57,967,103         62,187,763
                                                   ----------        -----------     ---------------    ---------------
End of period                                       3,880,054          4,125,242     $    54,534,442    $    57,967,103
                                                   ==========        ===========     ===============    ===============

=======================================================================================================================
Intermediate Municipal Class C Shares
Shares sold                                           146,038            966,957     $     2,055,030    $    13,668,253
Shares issued to shareholders on
reinvestment of dividends                              19,315             47,599             271,452            671,429
Shares redeemed                                      (809,590)        (1,585,393)        (11,360,415)       (22,243,635)
                                                   ----------        -----------     ---------------    ---------------
Net decrease                                         (644,237)          (570,837)         (9,033,933)        (7,903,953)
Beginning of period                                 3,759,301          4,330,138          53,098,095         61,002,048
                                                   ----------        -----------     ---------------    ---------------
End of period                                       3,115,064          3,759,301     $    44,064,162    $    53,098,095
                                                   ==========        ===========     ===============    ===============


--------------------------------------------------------------------------------
                                                      2005 Semiannual Report  71

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
Notes to Financial Statements (continued)

                                                   -------------------------------------------------------------------
                                                                     SHORT DURATION PLUS PORTFOLIO
                                                   -------------------------------------------------------------------

                                                   -----------------------------     ---------------------------------
                                                                SHARES                             AMOUNT
                                                   -----------------------------     ---------------------------------
                                                    SIX MONTHS                          SIX MONTHS
                                                   ENDED 3/31/05      YEAR ENDED       ENDED 3/31/05      YEAR ENDED
                                                    (UNAUDITED)         9/30/04         (UNAUDITED)         9/30/04
======================================================================================================================
Short Duration Plus Class
Shares sold                                         5,368,478         13,779,853     $  67,576,210      $ 175,398,530
Shares issued to shareholders on
reinvestment of dividends and distributions           216,225            354,625         2,722,413          4,518,277
Shares redeemed                                    (6,147,604)       (12,999,054)      (77,402,530)      (165,694,224)
                                                   ----------        -----------     ---------------    --------------
Net increase (decrease)                              (562,901)         1,135,424        (7,103,907)        14,222,583
Beginning of period                                33,306,388         32,170,964       422,597,621        408,375,038
                                                   ----------        -----------     ---------------    --------------
End of period                                      32,743,487         33,306,388     $ 415,493,714      $ 422,597,621
                                                   ==========        ===========     ===============    ==============

======================================================================================================================
Short Duration Class A Shares (a)
Shares sold                                         1,085,179          4,016,683     $  13,672,507      $  51,202,933
Shares issued to shareholders on
reinvestment of dividends and distributions            47,301            117,905           595,546          1,502,975
Shares converted from Class B                          53,139             30,110           666,564            381,919
Shares redeemed                                    (1,725,825)        (6,692,833)      (21,752,161)       (85,093,395)
                                                   ----------        -----------     ---------------    --------------
Net decrease                                         (540,206)        (2,528,135)       (6,817,544)       (32,005,568)
Beginning of period                                 4,640,977          7,169,112        60,079,836         92,085,404
                                                   ----------        -----------     ---------------    --------------
End of period                                       4,100,771          4,640,977     $  53,262,292      $  60,079,836
                                                   ==========        ===========     ===============    ==============

======================================================================================================================
Short Duration Class B Shares (a)
Shares sold                                           293,216          2,184,212     $   3,692,470      $  27,779,246
Shares issued to shareholders on
reinvestment of dividends and distributions            26,686             36,545           335,868            465,440
Shares converted to Class A                           (53,172)           (30,122)         (666,564)          (381,919)
Shares redeemed                                      (879,289)        (1,366,618)      (11,072,811)       (17,378,283)
                                                   ----------        -----------     ---------------    --------------
Net increase (decrease)                              (612,559)           824,017        (7,711,037)        10,484,484
Beginning of period                                 3,496,107          2,672,090        44,744,023         34,259,539
                                                   ----------        -----------     ---------------    --------------
End of period                                       2,883,548          3,496,107     $  37,032,986      $  44,744,023
                                                   ==========        ===========     ===============    ==============

======================================================================================================================
Short Duration Class C Shares (a)
Shares sold                                           307,122          1,887,697     $   3,865,113      $  24,025,648
Shares issued to shareholders on
reinvestment of dividends and distributions            19,560             31,272           246,127            398,349
Shares redeemed                                    (1,032,403)        (1,358,186)      (12,993,050)       (17,258,694)
                                                   ----------        -----------     ---------------    --------------
Net increase (decrease)                              (705,721)           560,783        (8,881,810)         7,165,303
Beginning of period                                 3,126,173          2,565,390        40,072,263         32,906,960
                                                   ----------        -----------     ---------------    --------------
End of period                                       2,420,452          3,126,173     $  31,190,453      $  40,072,263
                                                   ==========        ===========     ===============    ==============

======================================================================================================================
Short Duration Class R Shares (b)
Shares sold                                                 0                779     $           0      $      10,000
Shares redeemed                                          (779)                 0            (9,782)                 0
                                                   ----------        -----------     ---------------    --------------
Net increase (decrease)                                  (779)               779            (9,782)            10,000
Beginning of period                                       779                  0            10,000                  0
                                                   ----------        -----------     ---------------    --------------
End of period                                               0                779     $         218      $      10,000
                                                   ==========        ===========     ===============    ==============

(a)     Class A, B and C Shares commenced distribution on May 21, 2003.
(b) Class R Shares commenced distribution on February 17, 2004. These shares are no longer being offered to shareholders as of February 23, 2005.


--------------------------------------------------------------------------------
72  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

NOTE 7. Line of Credit

        The Emerging Markets Value Portfolio maintains a $35,000,000 line of credit intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the line of credit are paid by the Portfolio and are included in the miscellaneous expenses in the Statement of Operations. The Portfolio did not utilize the line of credit during the period ended March 31, 2005.

        A number of open-end mutual funds managed by the Adviser, including the Sanford C. Bernstein Fund II, Inc., participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the Statements of Operations. The Portfolio did not utilize the Facility during the period ended March 31, 2005.

NOTE 8. Legal Proceedings

        As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

        On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

        (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

        (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; however, the Portfolios did not have their fees reduced; and

        (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Trust, will introduce governance and compliance changes.

        A special committee of the Alliance Capital's Board of Directors, comprised of the members of the Alliance Capital's Audit Committee and the other independent member of the Alliance Capital's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

        In addition, Independent Directors of the Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund, Inc. II (the "Independent Directors") have designated an independent economic consultant and independent counsel to investigate the above mentioned matters.

        On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the


--------------------------------------------------------------------------------
                                                      2005 Semiannual Report  73

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
Notes to Financial Statements (continued)

        Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

        Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland.

        As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

        The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser, and the NASD has issued requests for information, in connection with this matter and the Adviser has provided documents and other information to the SEC and NASD and is cooperating fully with the investigations. On March 11, 2005, discussions commenced with the NASD that management believes will conclude these investigations.

        On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

        Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

        It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Fund's shares or other adverse consequences to the AllianceBernstein Mutual Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Fund.

NOTE 9. Subsequent Events

        Effective May 2, 2005, the Emerging Markets Value Portfolio changed its name to Emerging Markets Portfolio and the investment style of the Portfolio changed from all-value to a blend of growth and value.

        Effective May 2, 2005, the portfolio transaction fee payable to the Emerging Markets Portfolio when shares of the Portfolio are purchased or sold was reduced from 2% to 1%.


--------------------------------------------------------------------------------
74  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc.

================================================================================
BOARD OF DIRECTORS
--------------------------------------------------------------------------------

      Roger Hertog
      President

      Rosalie J. Wolf*
      Chairman

      Irwin Engelman*
      Director

      William Kristol*
      Director

      Thomas B. Stiles II*
      Director

================================================================================
OFFICERS
--------------------------------------------------------------------------------

      Philip L. Kirstein
      Senior Vice President and
      Independent Compliance Officer

      Mark D. Gersten
      Treasurer and Chief Financial Officer

      Mark R. Manley
      Secretary

================================================================================
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

      PricewaterhouseCoopers LLP
      300 Madison Avenue
      New York, New York 10017

================================================================================
LEGAL COUNSEL
--------------------------------------------------------------------------------

      Shearman & Sterling
      599 Lexington Avenue
      New York, New York 10022

================================================================================
CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------

      State Street Bank and Trust Company
      225 Franklin Street
      Boston, Massachusetts 02110

================================================================================
INVESTMENT ADVISER
--------------------------------------------------------------------------------

      Alliance Capital Management L.P.
      1345 Avenue of the Americas
      New York, New York 10105

* Member of the Audit Committee, the Governance, Nominating and Compensation Committee and the Independent Directors Committee.


--------------------------------------------------------------------------------
                                                      2005 Semiannual Report  75

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund II, Inc.

================================================================================
BOARD OF DIRECTORS
--------------------------------------------------------------------------------

      William H. Foulk, Jr.*
      Chairman

      Marc O. Mayer
      President

      Ruth Block*

      David H. Dievler*

      John H. Dobkin*

      Michael J. Downey*

================================================================================
OFFICERS
--------------------------------------------------------------------------------

      Philip L. Kirstein
      Senior Vice President and
      Independent Compliance Officer

      Matthew D. W. Bloom
      Vice President

      Alison M. Martier
      Vice President

      Greg Wilensky
      Vice President

      Mark D. Gersten
      Treasurer and Chief Financial Officer

      Vincent S. Noto
      Controller

      Mark R. Manley
      Secretary

================================================================================
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

      PricewaterhouseCoopers LLP
      300 Madison Avenue
      New York, New York 10017

================================================================================
LEGAL COUNSEL
--------------------------------------------------------------------------------

      Shearman & Sterling
      599 Lexington Avenue
      New York, New York 10022

================================================================================
CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------

      State Street Bank and Trust Company
      225 Franklin Street
      Boston, Massachusetts 02110

================================================================================
INVESTMENT ADVISER
--------------------------------------------------------------------------------

      Alliance Capital Management L.P.
      1345 Avenue of the Americas
      New York, New York 10105


* Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.


--------------------------------------------------------------------------------
76  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc.

Information Regarding the Review and Approval of Each Fund's Management
Agreement

        The Board of Directors, including the Directors that are not interested persons of the Fund (the "Independent Directors"), last approved the Investment Management Agreement between the Sanford C. Bernstein Fund, Inc. (the "Fund") and Alliance Capital Management, L.P. (the "Investment Manager") (the "Investment Advisory Agreement") at an in-person meeting held on October 27, 2004. In approving the Investment Advisory Agreement, the Board of Directors considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and consider whether continuance of the Agreement would be in the best interests of the Fund. The Board received materials relating to its consideration of the Investment Advisory Agreement, including: (i) fees and expense ratios of each of the Short Duration Plus Portfolio, U.S. Government Short Duration Portfolio, Intermediate Duration Portfolio, Diversified Municipal Portfolio, New York Municipal Portfolio, California Municipal Portfolio, Short Duration Diversified Municipal Portfolio, Short Duration New York Municipal Portfolio, Short Duration California Portfolio, Tax-Managed International Portfolio, International Portfolio and Emerging Markets Value Portfolio (each a "Portfolio" and collectively, the "Portfolios") in comparison to the fees and expense ratios of a peer group of funds; (ii) information on the investment performance of each Portfolio, a peer group of funds and an appropriate benchmark index; (iii) sales and redemption data for each Portfolio;
        (iv) the economic outlook and the general investment outlook in the markets; (v) information with respect to the Investment Manager's profitability with respect to each Portfolio, including details regarding the methodology used to calculate profitability; (vi) information regarding fees paid to service providers that are affiliates of the Investment Manager; and (vii) information regarding the Investment Manager's compliance record. The matters discussed below were considered separately by the Independent Directors in an executive session, during which experienced counsel that is independent of the Investment Manager provided guidance to the Independent Directors.

        Fees and Expenses

        The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives ("peer group"). Both the peer group category and the funds within the peer group, with respect to the fee and expense data, were selected by Lipper, Inc. ("Lipper"), an independent provider of investment company data.

        The Board considered data based on information provided by Lipper, particularly that:

        o the Short Duration Plus Portfolio's weighted average management fee for both Private Client Class and Class A shares was below the median weighted average management fee of its peer group. The Board also noted that the weighted average expense ratio for both Private Client Class and Class A shares was below the median weighted average expense ratio of its peer group. The weighted average total expenses of the Portfolio's Private Client Class was below the median weighted average total expenses of its peer group, but the weighted average total expenses of the Class A shares was above the respective peer group median.

        o the U.S. Government Short Duration Portfolio's weighted average management fee was below the median weighted average management fee of its peer group. The weighted average expense ratio and weighted average total expenses of the Portfolio were also below the median weighted average expense ratio and weighted average total expenses of its peer group.

        o Intermediate Duration Portfolio's weighted average management fee was below the median weighted average management fee of its peer group. The weighted average expense ratio and weighted average total expenses of the Portfolio were also below the median weighted average expense ratio and weighted average total expenses of its peer group.

        o California Municipal Portfolio's weighted average management fee for both Private Client Class and Class A shares was above the median weighted average management fee of its peer group. The Board also noted that the weighted average expense ratio and weighted average total expenses of the Private Client Class were below the median weighted average expense ratio and weighted average total expenses of its peer group, but that the weighted average expense ratio and weighted average total expenses of the Class A shares were above their respective peer group medians.

        o the Diversified Municipal Portfolio's weighted average management fee for both Private Client Class and Class A shares was below the median weighted average management fee of its peer group. The Board also noted that the weighted average expense ratio and weighted average total expenses of the Private Client Class were below the median weighted average expense ratio and weighted average total expenses of its peer group, but that the weighted average expense ratio and weighted average total expenses of the Class A shares were above their respective peer group medians.


--------------------------------------------------------------------------------
                                                      2005 Semiannual Report  77

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc.

Information Regarding the Review and Approval of Each Fund's Management Agreement (continued)

        o the New York Municipal Portfolio's weighted average management fee for both Private Client Class and Class A shares was above the median weighted average management fee of its peer group. The Board also noted that the weighted average expense ratio and weighted average total expenses of the Private Client Class were below the median weighted average expense ratio and weighted average total expenses of its peer group, but that the weighted average expense ratio and weighted average total expenses of the Class A shares were above their respective peer group medians.

        o the Short Duration California Municipal Portfolio's weighted average management fee was above the median weighted average management fee of its peer group. The Board also noted, however, that the weighted average expense ratio and weighted average total expenses of the Portfolio were below the median weighted average expense ratio and weighted average total expenses of its peer group.

        o the Short Duration Diversified Municipal Portfolio's weighted average management fee was above the median weighted average management fee of its peer group. The Board also noted, however, that the weighted average expense ratio and weighted average total expenses of the Portfolio were below the median weighted average expense ratio and weighted average total expenses of its peer group.

        o the Short Duration New York Municipal Portfolio's weighted average management fee was above the median weighted average management fee of its peer group. The Board also noted, however, that the weighted average expense ratio and weighted average total expenses of the Portfolio were below the median weighted average expense ratio and weighted average total expenses of its peer group.

        o the International Value Portfolio's weighted average management fee was above the median weighted average management fee of its peer group. The Board also noted, however, that the weighted average expense ratio and weighted average total expenses of the Portfolio were below the median weighted average expense ratio and weighted average total expenses of its peer group.

        o the Tax-Managed International Value Portfolio's weighted average management fee was above the median weighted average management fee of its peer group. The Board also noted, however, that the weighted average expense ratio and weighted average total expenses of the Portfolio were below the median weighted average expense ratio and weighted average total expenses of its peer group.

        o the Emerging Markets Value Portfolio's weighted average management fee was above the median weighted average management fee of its peer group. The Board also noted, however, that the weighted average expense ratio and weighted average total expenses of the Portfolio were below the median weighted average expense ratio and weighted average total expenses of its peer group.

        The Board also received and considered information about the services rendered, and the fee rates offered, to other clients advised by the Investment Manager, and noted that the Investment Manager serves as adviser to over 100 investment portfolios.

        Nature, Extent and Quality of Services
        The Board of Directors, including the Independent Directors, considered the nature, quality and extent of services performed by the Investment Manager and its affiliates. The Board used its knowledge and experience gained as directors of the Fund in evaluating the quality of the services of the Investment Manager, including the scope and quality of the Investment Manager's investment management capabilities, other resources dedicated to performing their services and the quality of their administrative and other services. Particularly, the Board considered the background and experience of the Investment Manager's senior management. The Board also reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio. In further evaluating the quality of services provided by the Investment Manager, the Board was informed that in management's judgment, the Investment Manager has the resources to attract and retain highly qualified investment professionals, including research and advisory personnel. In particular, the Board was informed that the Investment Manager's investment staff consists of:

        o 66 Fixed-Income Portfolio Managers, 42 Fixed-Income Credit Research Analysts, 5 Structured Analysts, 6 Fixed-Income Economists, 7 Fixed-Income Quantitative Analysts and 10 Fixed-Income Traders.


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78  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

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Sanford C. Bernstein Fund, Inc.

Information Regarding the Review and Approval of Each Fund's Management Agreement (continued)

        o 15 Senior International Portfolio Managers (including 1 economist), 42 International Associate Portfolio Managers, 1 International Research Director, 68 International Research Analysts (which includes 46 fundamental and 22 quantitative) and 11 International Traders.

        o 6 Senior Emerging Markets Value Portfolio Managers (including 1 economist), 42 Emerging Markets Value Associate Portfolio Managers, 1 Emerging Markets Value Research Director, 68 Emerging Markets Value Research Analysts (which includes 46 fundamental and 22 quantitative) and 11 Emerging Markets Value Traders.

        The Board also considered the allocation of responsibilities as well as the factors which impacted the making and implementing of investment decisions for the Portfolios.

        The Board then reviewed the compliance and administrative services of the Investment Manager that support their investment advisory services provided to the Fund and noted that such staff was sufficient to ensure a high level of quality service to the Fund.

        The Board concluded that it was satisfied with the nature, quality and extent of the services provided by the Investment Manager.

        Fund Performance
        The Board of Directors, including the Independent Directors, received and considered information about each Portfolio's investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio's peer group, based on net yield, for the year-to-date, 1-year, 5-year and since inception periods ending June 30, 2004 ("relevant periods") and versus each Portfolio's appropriate benchmark index, both before and after fees, for the 1-year and since inception periods ending June 30, 2004. Both the funds included in each Portfolio's peer group and the comparative performance data were provided to the Investment Manager by Lipper. The Board noted that:

        (i) the Short Duration Plus Portfolio outperformed the median of its peer group over all relevant periods. Both before and after fees, the Portfolio outperformed its benchmark index, the Merrill Lynch 1-3 Year Treasury Index, over the 1-year period ended June 30, 2004. Before fees, the Portfolio outperformed its benchmark over the since inception period ended June 30, 2004. Net of fees, the Portfolio underperformed against the benchmark index for the since inception period.

        (ii) the U.S. Government Short Duration Portfolio outperformed the median of its peer group over all relevant periods with the exception of the since inception period in which it underperformed against the median. Before fees, the Portfolio outperformed its benchmark index, the Merrill Lynch 1-3 Year Treasury Index, over the 1-year and since inception periods ended June 30, 2004. Net of fees, the Portfolio underperformed against the benchmark index for both of the aforementioned periods.

        (iii) the Intermediate Duration Portfolio outperformed the median of its peer group over the year-to-date and 1-year periods but underperformed against the median over the 5-year and since inception periods. Both before and after fees, the Portfolio outperformed its benchmark index, the Lehman Aggregate Bond Index, over the 1-year period ended June 30, 2004 but underperformed against the benchmark index over the since inception period ended June 30, 2004.

        (iv) the Diversified Municipal Portfolio outperformed the median of its peer group over the year-to-date and 1-year periods but underperformed against the median over the 5-year and since inception periods. Both before and after fees, the Portfolio outperformed its benchmark index, the Lehman 5 Year General Obligation Municipal Bond Index, over the 1-year period ended June 30, 2004. Before fees, the Portfolio also outperformed its benchmark index over the since inception period ended June 30, 2004. Net of fees, the Portfolio underperformed against the benchmark index for the since inception period.

        (v) the New York Municipal Portfolio outperformed the median of its peer group over the year-to-date and 1-year periods and matched the median performance over the since inception period but underperformed against the median over the 5-year period. Both before and after fees, the Portfolio outperformed its benchmark index, the Lehman 5 Year General Obligation Municipal Bond Index, over the 1-year period ended June 30, 2004. Before fees, the Portfolio also outperformed its benchmark index over the since inception period ended June 30, 2004. Net of fees, the Portfolio underperformed against the benchmark index for the since inception period.


--------------------------------------------------------------------------------
                                                      2005 Semiannual Report  79

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc.

Information Regarding the Review and Approval of Each Fund's Management Agreement (continued)

        (vi) the California Municipal Portfolio outperformed the median of its peer group over the year-to-date and 1-year periods but underperformed against the median over the 5-year and since inception periods. Before fees, the Portfolio outperformed its benchmark index, the Lehman 5 Year General Obligation Municipal Bond Index, over the 1-year and since inception periods ended June 30, 2004. Net of fees, the Portfolio underperformed against the benchmark index for both of the aforementioned periods.

        (vii) the Short Duration Diversified Municipal Portfolio outperformed the median of its peer group over all relevant periods with the exception of the since inception period in which it underperformed against the median. Before fees, the Portfolio outperformed its benchmark index, the Lehman 1 Year Municipal Bond Index, over the 1-year and since inception periods ended June 30, 2004. Net of fees, the Portfolio underperformed against the benchmark index for both of the aforementioned periods.

        (viii) the Short Duration New York Municipal Portfolio outperformed the median of its peer group over the year-to-date and 1-year periods but underperformed against the median over the 5-year and since inception periods. Before fees, the Portfolio outperformed its benchmark index, the Lehman 1 Year Municipal Bond Index, over the 1-year and since inception periods ended June 30, 2004. Net of fees, the Portfolio underperformed against the benchmark index for both of the aforementioned periods.

        (ix) the Short Duration California Municipal Portfolio outperformed the median of its peer group over the year-to-date and 1-year periods but underperformed against the median over the 5-year and since inception periods. Before fees, the Portfolio outperformed its benchmark index, the Lehman 1 Year Municipal Bond Index, over the 1-year and since inception periods ended June 30, 2004. Net of fees, the Portfolio underperformed against the benchmark index for both of the aforementioned periods.

        (x) the Tax-Managed International Portfolio outperformed the median of its peer group over the 5-year and since inception periods but underperformed against the median over the year-to-date and 1-year periods. Both before and after fees, the Portfolio outperformed its benchmark index, the MSCI EAFE Foreign-Stock Market Index (Cap, UH), over the since inception period ended June 30, 2004, but underperformed against the benchmark index for the 1-year period ended June 30, 2004.

        (xi) the International Portfolio outperformed the median of its peer group over the 5-year and since inception periods but underperformed against the median over the year-to-date and 1-year periods. Both before and after fees, the Portfolio outperformed its benchmark index, the MSCI EAFE Foreign-Stock Market Index (Cap, UH), over the since inception period ended June 30, 2004, but underperformed against the benchmark index for the 1-year period ended June 30, 2004.

        (xii) the Emerging Markets Value Portfolio outperformed the median of its peer group over the 1-year, 5-year and since inception periods but underperformed against the median over the year-to-date period. Both before and after fees, the Portfolio outperformed its benchmark index, the MSCI Emerging Markets Index, over the 1-year and since inception periods ended June 30.

        The Board noted that the underperformance of some of the Portfolios net of fees versus their respective indices was at least partly due to the fact that the Portfolios' benchmarks don't account for the fees that would be charged if some entity were able to replicate them and offer them to retail investors.

        The Board concluded that the performance generated by the Investment Manger was satisfactory considering the size of the Portfolios and their expense levels.

        Profitability

        The Board of Directors, including the Independent Directors, considered the level of the Investment Manager's profits in respect of its management of the Fund. Among the materials provided to the Independent Directors in connection therewith was a report describing the cost allocation methodology employed by the Investment Manager. After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Investment Manager's profits in respect of its management of the Fund was reasonable.


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80  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

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Sanford C. Bernstein Fund, Inc.

Information Regarding the Review and Approval of Each Fund's Management Agreement (continued)

        Economies of Scale

        The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. Following this consideration, the Board determined that the advisory fee structure should be amended to the revised advisory fee schedule below.

        Other Benefits to the Investment Manager

        The Board of Directors, including the Independent Directors, also took into account not only the advisory fees payable by the Portfolios, but also so-called "fallout benefits" to the Investment Manger, such as the engagement of affiliates of the Investment Manager as service providers to the Portfolios, including for administrative and transfer agency services. It also considered other benefits potentially derived from an increase in the Investment Manager's business as a result of the Investment Manger's relationship with the Fund.

        The Board concluded that other ancillary benefits that the Investment Manager could be expected to receive with regard to providing investment advisory and other services to the Fund, such as those noted above, were reasonable.

        No single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Advisory Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Advisory Agreement as amended, including the fees to be charged for services thereunder.

        Advisory Fee Rate Schedule

        On the basis of the information considered, the Board concluded that the advisory fee rates for each Portfolio of the Fund should be amended as follows:

                                          Advisory Fee Schedule
     Portfolio                            Effective October 28, 2004                          Previous Advisory Fee Schedule
====================================================================================================================================
     U.S. Government Short                .50% of the first $250 million;                     .50% of the first $1 billion;
                                          .45% of assets in excess of $250 million up to,     .45% of assets in excess of $1 billion
     Duration Portfolio                   but not exceeding $750 million;
                                          .40% of assets in excess of $750 million
------------------------------------------------------------------------------------------------------------------------------------
     Short Duration Plus Portfolio        .50% of the first $250 million;                     .50% of the first $1 billion;
                                          .45% of assets in excess of $250 million up to,     .45% of assets in excess of $1 billion
                                          but not exceeding $750 million;
                                          .40% of assets in excess of $750 million
------------------------------------------------------------------------------------------------------------------------------------
     Intermediate Duration Portfolio      .50% of the first $1 billion;                       .50% of the first $1 billion;
                                          .45% of assets in excess of  $1 billion up to,      .45% of assets in excess of $1 billion
                                          but not exceeding $3 billion;
                                          .40% of assets in excess of $3 billion
------------------------------------------------------------------------------------------------------------------------------------
     New York Municipal Portfolio         .50% of the first $1 billion;                       .50% of the first $1 billion;
                                          .45% of assets in excess of  $1 billion up to,      .45% of assets in excess of $1 billion
                                          but not exceeding $3 billion;
                                          .40% of assets in excess of $3 billion
------------------------------------------------------------------------------------------------------------------------------------
     California  Municipal Portfolio      .50% of the first $1 billion;                       .50% of the first $1 billion;
                                          .45% of assets in excess of  $1 billion up to,      .45% of assets in excess of $1 billion
                                          but not exceeding $3 billion;
                                          .40% of assets in excess of $3 billion
------------------------------------------------------------------------------------------------------------------------------------
     Diversified Municipal Portfolio      .50% of the first $1 billion;                       .50% of the first $1 billion;
                                          .45% of assets in excess of  $1 billion up to,      .45% of assets in excess of $1 billion
                                          but not exceeding $3 billion;
                                          .40% of assets in excess of $3 billion
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                      2005 Semiannual Report  81

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc.

Information Regarding the Review and Approval of Each Fund's Management Agreement (continued)

                                          Advisory Fee Schedule
     Portfolio                            Effective October 28, 2004                          Previous Advisory Fee Schedule
====================================================================================================================================
     Short Duration California           .50% of the first $250 million;                     .50%
     Municipal Portfolio                 .45% of assets in excess of $250 million up to,
                                         but not exceeding $750 million;
                                         .40% of assets in excess of $750 million
------------------------------------------------------------------------------------------------------------------------------------
     Short Duration Diversified          .50% of the first $250 million;                     .50%
     Municipal Portfolio                 .45% of assets in excess of $250 million up to,
                                         but not exceeding $750 million;
                                         .40% of assets in excess of $750 million
------------------------------------------------------------------------------------------------------------------------------------
     Short Duration New York             .50% of the first $250 million;                     .50%
     Municipal Portfolio                 .45% of assets in excess of $250 million up to,
                                         but not exceeding $750 million;
                                         .40% of assets in excess of $750 million
------------------------------------------------------------------------------------------------------------------------------------
     Emerging Markets Value Portfolio    1.25% of the first $1 billion;                      1.25%
                                         1.125% of assets in excess of $1 billion up to,
                                         but not exceeding $2 billion;
                                         1.00% of assets in excess of $2 billion
------------------------------------------------------------------------------------------------------------------------------------
     International Portfolio             1.00% of the first $1 billion;                      1.00% of the first $1 billion;
                                         .90% of assets in excess of $1 billion up to,       .90% of assets in excess of $1 billion
                                         but not exceeding $4 billion;                       up to, but not exceeding $4 billion;
                                         .85% of assets in excess of $4 billion up to,       .875% of assets in excess of $4 billion
                                         but not exceeding $6 billion;                       up to, but not exceeding $6 billion;
                                         .75% of assets in excess of $6 billion              .85% of assets in excess of $6 billion
------------------------------------------------------------------------------------------------------------------------------------
     Tax-Managed International           1.00% of the first $1 billion;                      1.00% of the first $1 billion;
     Portfolio                           .90% of assets in excess of $1 billion up to,       .90% of assets in excess of $1 billion
                                         but not exceeding $4 billion;                       up to, but not exceeding $4 billion;
                                         .85% of assets in excess of $4 billion up to,       .875% of assets in excess of $4 billion
                                         but not exceeding $6 billion;                       up to, but not exceeding $6 billion;
                                         .75% of assets in excess of $6 billion              .85% of assets in excess of $6 billion
------------------------------------------------------------------------------------------------------------------------------------


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82  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

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Sanford C. Bernstein Fund II, Inc.

Information Regarding the Review and Approval of Each Fund's Management Agreement (continued)

        The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser at a meeting held on December 14-16, 2004. Intermediate Duration Institutional Portfolio is the Fund's sole portfolio and is sometimes referred to as the "Fund" in this section.

        In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"). Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in three private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

        (i) information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

        (ii) the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

        (iii) payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Fund complex;

        (iv) the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Fund complex;

        (v) comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

        (vi) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

        (vii) the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;

        (viii)  portfolio turnover rates of the Fund;

        (ix) fall-out benefits which the Adviser and its affiliates receive from their relationships to the Fund;

        (x) the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

        (xi)    the terms of the Advisory Agreement.

        The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the funds advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

        In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

        The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

        The material factors and conclusions that formed the basis for the directors' reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

        Nature, extent and quality of services provided by the Adviser
        The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases


--------------------------------------------------------------------------------
                                                      2005 Semiannual Report  83

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund II, Inc.

Information Regarding the Review and Approval of Each Fund's Management Agreement (continued)

        and sales of portfolio securities consistent with the Fund's investment objective and policies. The Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the
        Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

        The directors also considered that the Advisory Agreement for the Fund provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. These "at no more than cost" reimbursements are approved by the directors on a quarterly basis and result in a higher rate of total compensation from the Fund to the Adviser than the stated fee rates in the Fund's Advisory Agreement. The directors noted that no reimbursements have been made to date by the Fund in light of the expense cap for the Fund.

        The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting many of the investment companies in the AllianceBernstein Fund complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

        Costs of Services Provided and Profitability to the Adviser
        The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar year 2003 and for the period from May 17, 2002 (inception) to December 31, 2002. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type. The memorandum from the Adviser described certain changes in allocations and in the make-up of revenues and expenses items that affected the 2002 and 2003 profitability schedules provided to the directors.

        The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

        Fall-Out Benefits
        The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients, including the Fund. While the Fund does not normally engage in brokerage transactions, the Adviser may benefit from soft dollar arrangements when the Fund purchases securities in fixed price underwritings. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements from time to time and had made a special presentation to the directors earlier in 2004 on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution. At the special presentation, the directors received and reviewed information concerning the Adviser's soft dollar arrangements, which included a description of the Adviser's policies and procedures with respect to allocating portfolio transactions for brokerage and research services, data on the dollar amount of commissions allocated for third-party research and brokerage services and for proprietary research and brokerage services, and a list of firms providing third-party research and brokerage to the Adviser.


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84  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

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Sanford C. Bernstein Fund II, Inc.

Information Regarding the Review and Approval of Each Fund's Management Agreement (continued)

        The directors also noted that shares of the Fund are distributed exclusively through a subsidiary of the Adviser, and that such subsidiary receives fees from its clients in connection with its services.

        The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or, if the Adviser's subsidiary did not receive the other benefits described above. The directors believe that the Adviser derives reputational and other benefits from their association with the Fund.

        Investment Results
        In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information showing performance of the Fund compared to the funds in the Lipper Intermediate Investment Grade Debt Average as of October 31, 2004 over the year to date ("YTD"), 1-year and since-inception periods (May 2002 inception) and compared to the Lehman Aggregate Bond Index. The directors noted that the Fund's performance was slightly below the Lipper median for the YTD period but above the Lipper medians for the 1-year and since-inception periods. Based on their review, the directors concluded that the Fund's relative investment performance over time was satisfactory.

        Advisory Fees and Other Expenses
        The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

        The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within the relevant Lipper category. The expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The expense ratio of the Fund reflected fee waivers and/or expense reimbursements as a result of an applicable expense limitation undertaking by the Adviser. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

        The information reviewed by the directors showed that the Fund's at current size contractual effective fee rate of 50 basis points was below both the Lipper average and the Lipper median and that to date the Adviser had not requested reimbursement of administrative expenses pursuant to the Advisory Agreement. The directors also noted that the Fund's expense ratio, which benefits from a cap implemented by the Adviser at a rate that is lower than the advisory fee rate, was significantly lower than the Lipper median. The directors concluded that the Fund's expense ratio was highly satisfactory.

        Economies of Scale
        The directors noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by the Adviser as assets increase, largely because economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors do not believe there is a uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors noted that the Fund's net assets are well below the initial breakpoint in the advisory agreements of AllianceBernstein Funds that have breakpoints. The directors agreed to monitor the asset level of the Fund and stated that they would expect to seek to implement additional breakpoints if the Fund reaches a size such that the directors believe that meaningful economies of scale are likely being realized by the Adviser.


--------------------------------------------------------------------------------
                                                      2005 Semiannual Report  85

                         SANFORD C. BERNSTEIN & CO., LLC
                A Subsidiary of Alliance Capital Management L.P.

                                   Distributor

                         SANFORD C. BERNSTEIN FUND, INC.
                       SANFORD C. BERNSTEIN FUND II, INC.

                 1345 Avenue of the Americas, New York, NY 10105
                                 (212) 756-4097


                                                                SCBMFSEMIANN0305

                        Sanford C. Bernstein Fund, Inc.
                       Sanford C. Bernstein Fund II, Inc.


--------------------------------------------------------------------------------
                                 MARCH 31, 2005
--------------------------------------------------------------------------------


Schedule of Investments
To the Semiannual Report
For the Taxable Bond
Portfolios

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



Intermediate Duration
--------------------------------------------------------------------------------
Short Duration Plus
--------------------------------------------------------------------------------
U.S. Government Short Duration
--------------------------------------------------------------------------------
Intermediate Duration Institutional

                      This page intentionally left blank.

--------------------------------------------------------------------------------
                        Sanford C. Bernstein Fund, Inc.
                             Schedule of Investments
                         Intermediate Duration Portfolio
                           March 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

Principal Amount                      Description                 Market Value
================================================================================
U.S. TREASURY NOTES:                                                       7.07%
--------------------------------------------------------------------------------
$144,125,000  3.75%, 03/31/2007 (a)                             $   144,012,439
   8,950,000  3.50%, 02/15/2010 (a)                                   8,686,745
  19,325,000  4.25%, 11/15/2014 (a)                                  18,925,668
  48,350,000  4.00%, 02/15/2015 (a)                                  46,453,761
                                                                ----------------
Total U.S. Treasury Notes (Cost $218,678,772)                       218,078,613
                                                                ----------------
================================================================================
U.S. TREASURY BONDS:                                                       3.46%
--------------------------------------------------------------------------------
  98,005,000  5.375%, 02/15/2031 (a)                                106,813,983
                                                                ----------------
Total U.S. Treasury Bonds (Cost $107,822,302)                       106,813,983
                                                                ----------------
================================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS:                                       0.47%
--------------------------------------------------------------------------------
   2,399,642  Countrywide Home Loans,                                 2,387,931
              Series 2003-49 Class A1,
              1.642%, 12/19/2033 (a)(b)
   2,027,282  Deutsche Mortgage Securities Inc.,                      2,027,606
              Series 2004-4 Class 1A,
              3.06%, 04/25/2034 (a)(b)
  10,227,086  Washington Mutual, Series                              10,227,086
              2005-AR2 Class 2A22,
              2.87%, 01/25/2045 (a)(b)
                                                                ----------------
Total Collateralized Mortgage Obligations
(Cost $14,651,698)                                                   14,642,623
                                                                ----------------
================================================================================
MORTGAGE PASS-THROUGHS:                                                   39.40%
--------------------------------------------------------------------------------
   9,799,214  Federal National Mortgage                              10,122,923
              Association Pool,
              6.00%, 11/01/2016-02/01/2017 (a)
 185,145,000  Federal National Mortgage                             180,979,237
              Association Pool TBA,
              4.50%, 04/25/2020 (c)
 234,832,000  Federal National Mortgage                             236,927,019
              Association Pool TBA,
              5.50%, 04/25/2020-04/25/2035 (c)
           8  Federal Home Loan Mortgage                                      9
              Corp. Pool, 8.50%, 05/01/2025 (a)
 114,823,806  Federal National Mortgage                             119,322,328
              Association Pool,
              6.50%, 01/01/2026-12/01/2034 (a)
       3,125  Government National Mortgage                                3,406
              Association Pool,
              8.50%, 11/15/2026 (a)
       4,991  Government National Mortgage                                5,288
              Association Pool,
              7.00%, 10/15/2027 (a)
  50,840,761  Federal National Mortgage                              49,849,381
              Association Pool,
              5.00%, 02/01/2034 (a)
  55,175,000  Government National Mortgage                           54,399,129
              Association Pool TBA,
              5.00%, 04/15/2035 (c)
  34,960,000  Federal Home Loan Mortgage                             35,768,450
              Corp. Pool TBA,
              6.00%, 04/15/2035 (c)
  24,305,000  Government National Mortgage                           24,958,197
              Association Pool TBA,
              6.00%, 04/15/2035 (c)
 222,530,000  Federal National Mortgage                             227,397,844
              Association Pool TBA,
              6.00%, 04/25/2035 (c)
  62,200,000  Federal National Mortgage                              64,532,500
              Association Pool TBA,
              6.50%, 04/25/2035 (c)
 217,025,000  Federal National Mortgage                             211,531,663
              Association Pool TBA,
              5.00%, 05/25/2035 (c)
                                                                ----------------
Total Mortgage Pass-Throughs
(Cost $1,219,731,752)                                             1,215,797,374
                                                                ----------------
================================================================================
AEROSPACE/DEFENSE:                                                         0.06%
--------------------------------------------------------------------------------
   1,865,000  Boeing Capital Corp., Senior Note,                      1,879,176
              4.75%, 08/25/2008 (a)
                                                                ----------------
Total Aerospace/Defense (Cost $1,862,802)                             1,879,176
                                                                ----------------
================================================================================
AUTOMOTIVE:                                                                0.57%
--------------------------------------------------------------------------------
     980,000  Ford Motor Credit Co.,                                    923,117
              5.70%, 01/15/2010 (a)
   4,145,000  General Motors Acceptance Corp.,                        3,981,256
              7.75%, 01/19/2010 (a)
     244,000  TRW Automotive, Senior                                    273,280
              Subordinated Note,
              11.00%, 02/15/2013,
              Callable 02/15/2008 @ 105.50 (a)
   2,005,000  General Motors Acceptance Corp.,                        1,731,927
              6.75%, 12/01/2014 (a)
   2,805,000  Ford Motor Co.,                                         2,307,457
              6.375%, 02/01/2029 (a)
   2,765,000  Ford Motor Co.,                                         2,501,178
              7.45%, 07/16/2031 (a)
   6,890,000  General Motors Corp.,                                   5,895,993
              8.375%, 07/15/2033 (a)
                                                                ----------------
Total Automotive (Cost $19,725,394)                                  17,614,208
                                                                ----------------
================================================================================
BANKING:                                                                   2.44%
--------------------------------------------------------------------------------
  16,075,000  Mizuho Financial Group Ltd.                            17,364,762
              (Cayman),
              8.375%, 04/27/2009 (a)
   4,770,000  Suntrust Bank,                                          4,772,910
              3.04%, 06/02/2009 (a)(b)
   4,435,000  Wells Fargo & Co., Senior Note,                         4,336,423
              4.20%, 01/15/2010 (a)


                  Schedule of Investments--Intermediate Duration Portfolio     1

================================================================================
Principal Amount                      Description                 Market Value
================================================================================
$  4,100,000  Huntington National Bank,                         $     4,018,738
              Senior Note,
              4.375%, 01/15/2010 (a)
   8,595,000  JP Morgan Chase & Co.,                                  9,409,978
              6.75%, 02/01/2011 (a)
   1,210,000  UFJ Bank Ltd., Subordinated Note,                       1,344,810
              7.40%, 06/15/2011 (a)

   2,884,000  Capital One Bank, Subordinated Note,                    3,096,883
              6.50%, 06/13/2013 (a)
   2,366,000  UFJ Finance Aruba AEC,                                  2,547,259
              6.75%, 07/15/2013 (a)
   1,290,000  Bank of America Corp., Senior Note,                     1,310,606
              5.375%, 06/15/2014 (a)
   4,365,000  The Chuo Mitsui Trust &                                 4,173,678
              Banking Co., Ltd.,
              5.506%, 04/15/2049,
              Callable 04/15/2015 @ 100.00
              (a)(d)
   7,490,000  RBS Capital Trust III,                                  7,598,193
              5.512%, 09/29/2049,
              Callable 09/30/2014 @ 100.00
              (a)(b)
   6,460,000  Barclays Bank plc,                                      7,632,942
              8.55%, 09/29/2049,
              Callable 06/15/2011 @ 100.00
              (a)(b)(d)
   8,005,000  RBS Capital Trust I,                                    7,730,204
              4.709%, 12/29/2049,
              Callable 07/01/2013 @ 100.00
                 (a)(b)
                                                                ----------------
Total Banking (Cost $74,623,706)                                     75,337,386
                                                                ----------------
================================================================================
BROADCASTING/MEDIA:                                                        0.81%
--------------------------------------------------------------------------------
   3,485,000  WPP Finance Corp. (United                               3,603,410
              Kingdom),
              5.875%, 06/15/2014 (a)
  11,760,000  TimeWarner Entertainment Co.,                          14,409,234
              Senior Debenture,
              8.375%, 03/15/2023 (a)
   6,765,000  News America Holdings,                                  7,049,164
              6.55%, 03/15/2033 (a)
                                                                ----------------
Total Broadcasting/Media (Cost $24,644,734)                          25,061,808
                                                                ----------------
================================================================================
BUILDING/REAL ESTATE:                                                      0.15%
--------------------------------------------------------------------------------
   2,965,000  iStar Financial, Inc., Senior Note,                     2,868,362
              5.15%, 03/01/2012 (a)
   1,530,000  William Lyon Homes, Inc.,                               1,683,000
              10.75%, 04/01/2013,
              Callable 04/01/2008 @ 105.38 (a)
                                                                ----------------
Total Building/Real Estate (Cost $4,692,821)                          4,551,362
                                                                ----------------
================================================================================
CABLE:                                                                     0.48%
--------------------------------------------------------------------------------
   2,115,000  British Sky Broadcasting Group plc,                     2,268,968
              6.875%, 02/23/2009 (a)
     710,000  Insight Midwest LP, Senior Note,                          741,950
              9.75%, 10/01/2009,
              Callable 05/11/2005 @ 104.88 (a)
   2,730,000  Charter Communications                                  2,716,350
              Operating LLC, Senior Note,
              8.00%, 04/30/2012 (a)(d)
   8,135,000  Comcast Corp.,                                          8,046,694
              5.30%, 01/15/2014 (a)
     897,000  PanAmSat Corp.,                                           946,335
              9.00%, 08/15/2014,
              Callable 08/15/2009 @ 104.50 (a)
                                                                ----------------
Total Cable (Cost $15,050,006)                                       14,720,297
                                                                ----------------
================================================================================
CHEMICALS:                                                                 0.12%
--------------------------------------------------------------------------------
   3,600,000  Union Carbide Corp., Debenture,                         3,601,800
              7.75%, 10/01/2096 (a)
                                                                ----------------
Total Chemicals (Cost $3,519,001)                                     3,601,800
                                                                ----------------
================================================================================
COMMUNICATIONS:                                                            1.85%
--------------------------------------------------------------------------------
   5,595,000  Telus Corp.,                                            5,955,458
              7.50%, 06/01/2007 (a)
  11,555,000  Telecom Italia Capital Corp.,                          11,046,800
              4.00%, 01/15/2010 (a)(d)
  20,505,000  Sprint Capital Corp.,                                  23,964,152
              8.375%, 03/15/2012 (a)
  15,580,000  SBC Communications, Inc.,                              15,185,530
              5.10%, 09/15/2014 (a)
     825,000  Verizon Global Funding Corp.,                             997,093
              7.75%, 12/01/2030 (a)
                                                                ----------------
Total Communications (Cost $58,500,436)                              57,149,033
                                                                ----------------
================================================================================
COMMUNICATIONS--FIXED:                                                     0.42%
--------------------------------------------------------------------------------
  10,250,000  British Telecommunications plc,                        11,908,440
              8.125%, 12/15/2010 (a)
   1,020,000  Cincinnati Bell, Inc., Senior                           1,004,700
              Subordinated Note,
              8.375%, 01/15/2014,
              Callable 01/15/2009 @ 104.19 (a)
                                                                ----------------
Total Communications--Fixed (Cost $13,266,120)                       12,913,140
                                                                ----------------
================================================================================
COMMUNICATIONS--MOBILE:                                                    0.56%
--------------------------------------------------------------------------------
   1,385,000  Rural Cellular Corp.,                                   1,412,700
              8.25%, 03/15/2012,
              Callable 03/15/08 @ 104.12 (a)
   3,800,000  Verizon Global Funding Corp.,                           4,310,876
              7.375%, 09/01/2012 (a)
   8,790,000  AT&T Wireless Services Inc.,                           11,596,743
              Senior Note,
              8.75%, 03/01/2031 (a)
                                                                ----------------
Total Communications--Mobile
(Cost $16,179,381)                                                   17,320,319
                                                                ----------------


2      Sanford C. Bernstein Fund, Inc.--2005 Semiannual Report

================================================================================
Principal Amount                      Description                 Market Value
================================================================================
CONGLOMERATE/MISCELLANEOUS:                                                0.27%
--------------------------------------------------------------------------------
$  7,530,000  Hutchison Whampoa                                 $     8,289,596
              International Ltd.,
              7.45%, 11/24/2033 (a)(d)
                                                                ----------------
Total Conglomerate/Miscellaneous
(Cost $7,676,032)                                                     8,289,596
                                                                ----------------
================================================================================
CONSUMER MANUFACTURING:                                                    0.23%
--------------------------------------------------------------------------------
   2,800,000  Fortune Brands Inc.,                                    2,748,864
              2.875%, 12/01/2006 (a)
   2,160,000  Broder Brothers, Senior Note,                           2,365,200
              11.25%, 10/15/2010,
              Callable 10/15/2007 @ 105.62 (a)
   1,990,000  Visant Corp.,                                           1,970,100
              7.625%, 10/01/2012,
              Callable 10/01/2008 @ 103.81 (a)
                                                                ----------------
Total Consumer Manufacturing (Cost $6,971,184)                        7,084,164
                                                                ----------------
================================================================================
ENERGY:                                                                    0.51%
--------------------------------------------------------------------------------
   1,040,000  Hilcorp Energy I LP, Senior Note,                       1,154,400
              10.50%, 09/01/2010,
              Callable 09/01/2007 @ 105.25
              (a)(d)
   4,930,000  Conoco Inc., Senior Note,                               5,876,688
              6.95%, 04/15/2029 (a)
   7,255,000  Valero Energy Corp.,                                    8,746,099
              7.50%, 04/15/2032 (a)
                                                                ----------------
Total Energy (Cost $14,183,829)                                      15,777,187
                                                                ----------------
================================================================================
ENTERTAINMENT/LEISURE:                                                     0.04%
--------------------------------------------------------------------------------
   1,095,000  NCL Corp., Senior Note,                                 1,131,956
              10.625%, 07/15/2014,
              Callable 07/15/2009 @ 105.31
              (a)(d)
                                                                ----------------
Total Entertainment/Leisure (Cost $1,095,000)                         1,131,956
                                                                ----------------
================================================================================
FINANCIAL:                                                                 5.57%
--------------------------------------------------------------------------------
   2,945,000  CIT Group Inc., Medium-Term Note,                       2,949,320
              3.04%, 05/18/2007 (a)(b)
  22,130,000  General Electric Capital                               22,152,772
              Corp., Medium-Term Note,
              3.11%, 06/22/2007 (a)(b)
   8,840,000  Household Finance Corp.,                                9,369,719
              6.50%, 11/15/2008 (a)
   9,990,000  American General Finance                                9,965,215
              Corp., Medium-Term Note,
              4.625%, 05/15/2009 (a)
   3,435,000  Citigroup Inc.,                                         3,440,369
              3.10%, 06/09/2009 (a)(b)
  58,100,000  Dow Jones, Cdx High Yield Series 3-3,                  56,429,625
              8.00%, 12/29/2009 (a)(d)
   5,700,000  Berkshire Hathaway Finance Corp.,                       5,535,504
              4.20%, 12/15/2010 (a)
   5,150,000  Ford Motor Credit Co.,                                  5,116,705
              7.375%, 02/01/2011 (a)
   6,600,000  Countrywide Home Loans, Inc.,                           6,248,695
              Medium-Term Note, Series L,
              4.00%, 03/22/2011 (a)
   6,275,000  General Electric Capital Corp.,                         6,126,822
              4.375%, 11/21/2011 (a)
   1,250,000  CIT Group, Inc., Senior Note,                           1,445,833
              7.75%, 04/02/2012 (a)
   2,855,000  Household Finance Corp.,                                3,182,546
              7.00%, 05/15/2012 (a)
   4,790,000  Goldman Sachs Group Inc.,                               4,607,329
              4.75%, 07/15/2013 (a)
   2,775,000  Ford Motor Credit Co.,                                  2,688,184
              7.00%, 10/01/2013 (a)
  18,963,000  Citigroup, Inc., Subordinated Note,                    18,617,418
              5.00%, 09/15/2014 (a)
   2,695,000  SLM Corp., Medium-Term Note,                            2,661,353
              5.05%, 11/14/2014 (a)
   3,450,000  Merrill Lynch & Co., Inc.,                              3,343,395
              5.00%, 01/15/2015 (a)
   3,310,000  CBA Capital Trust I,                                    3,313,442
              5.805%, 06/15/2015 (a)(d)
   3,640,000  Royal & Sun Alliance Insurance                          4,635,234
              Group plc,
              8.95%, 10/15/2029 (a)
                                                                ----------------
Total Financial (Cost $171,046,063)                                 171,829,480
                                                                ----------------
================================================================================
FOOD/BEVERAGE:                                                             0.22%
--------------------------------------------------------------------------------
   6,900,000  Kraft Foods, Inc.,                                      6,956,359
              5.25%, 10/01/2013 (a)
                                                                ----------------
Total Food/Beverage (Cost $7,077,326)                                 6,956,359
                                                                ----------------
================================================================================
GAMING: 0.04%
--------------------------------------------------------------------------------
   1,110,000  Riviera Holdings Corp.,                                 1,226,550
              11.00%, 06/15/2010,
              Callable 06/15/2006 @ 105.50 (a)
                                                                ----------------
Total Gaming (Cost $1,162,865)                                        1,226,550
                                                                ----------------
================================================================================
HEALTHCARE:                                                                0.22%
--------------------------------------------------------------------------------
   1,796,000  WellPoint, Inc.,                                        1,762,639
              3.75%, 12/14/2007 (a)(d)
     830,000  Universal Hospital Services Inc.,                         850,750
              Senior Note,
              10.125%, 11/01/2011,
              Callable 11/01/2007 @ 105.06 (a)
     440,000  Concentra Operating Corp.,                                466,400
              9.125%, 06/01/2012,
              Callable 06/01/2008 @ 104.56 (a)
   3,550,000  Humana Inc., Senior Note,                               3,689,363
              6.30%, 08/01/2018 (a)
                                                                ----------------
Total Healthcare (Cost $6,617,310)                                    6,769,152
                                                                ----------------


                  Schedule of Investments--Intermediate Duration Portfolio     3

================================================================================
Principal Amount                      Description                 Market Value
================================================================================
INDUSTRIAL:                                                          0.08%
--------------------------------------------------------------------------------
$    985,000  FastenTech Inc., Senior Note,                     $     1,058,875
              11.50%, 05/01/2011,
              Callable 05/01/2007 @ 105.75
              (a)(b)(d)
   1,278,000  H&E Equipment Services LLC,                             1,437,750
              11.125%, 06/15/2012,
              Callable 06/15/2007 @ 105.56 (a)
                                                                ----------------
Total Industrial (Cost $2,320,117)                                    2,496,625
                                                                ----------------
================================================================================
INSURANCE:                                                                 1.04%
--------------------------------------------------------------------------------


   4,125,000  MetLife Inc.,                                           4,075,529
              5.00%, 11/24/2013 (a)
   3,825,000  Assurant Inc.,                                          3,883,633
              5.625%, 02/15/2014 (a)
   4,025,000  Liberty Mutual Group,                                   3,955,959
              5.75%, 03/15/2014 (a)(d)
   1,125,000  Fairfax Financial Holdings Ltd.,                        1,001,250
              7.375%, 04/15/2018 (a)
  10,015,000  Mangrove Bay Pass-Through Trust,                        9,931,876
              6.102%, 07/15/2033,
              Callable 07/15/2013 @ 100
              (a)(b)(d)
   8,625,000  Zurich Capital Trust,                                   9,406,434
              8.376%, 06/01/2037,
              Callable 06/01/2007 @ 104.19
              (a)(d)
                                                                ----------------
Total Insurance (Cost $32,891,902)                                   32,254,681
                                                                ----------------
================================================================================
METALS/MINING:                                                             0.02%
--------------------------------------------------------------------------------
     605,000  AK Steel Corp.,                                           592,900
              7.875%, 02/15/2009,
              Callable 05/11/2005 @ 102.65 (a)
                                                                ----------------
Total Metals/Mining (Cost $540,875)                                     592,900
                                                                ----------------
================================================================================
PAPER/PACKAGING:                                                           0.88%
--------------------------------------------------------------------------------
   4,060,000  Weyerhaeuser Co.,                                       4,233,066
              5.95%, 11/01/2008 (a)
   2,575,000  Sealed Air Corp.,                                       2,604,463
              5.625%, 07/15/2013 (a)(d)
   2,470,000  Packaging Corp. of America,                             2,445,673
              5.75%, 08/01/2013 (a)
   5,165,000  International Paper Co.,                                5,149,123
              5.30%, 04/01/2015 (a)
  10,895,000  Weyerhaeuser Co.,                                      12,737,399
              7.375%, 03/15/2032 (a)
                                                                ----------------
Total Paper/Packaging (Cost $26,663,085)                             27,169,724
                                                                ----------------
================================================================================
PETROLEUM PRODUCTS:                                                        0.51%
--------------------------------------------------------------------------------
   2,725,000  Kerr-McGee Corp.,                                       2,914,216
              6.875%, 09/15/2011 (a)
   1,840,000  Tengizchevroil Finance Co.,                             1,821,600
              6.124%, 11/15/2014 (a)(d)
   4,590,000  Amerada Hess Corp.,                                     5,486,216
              7.875%, 10/01/2029 (a)
   4,885,000  Amerada Hess Corp.,                                     5,432,208
              7.125%, 03/15/2033 (a)
                                                                ----------------
Total Petroleum Products (Cost $14,730,854)                          15,654,240
                                                                ----------------
================================================================================
PUBLIC UTILITIES--ELECTRIC & GAS:                                          1.39%
--------------------------------------------------------------------------------
   2,805,000  Consumers Energy Co.,                                   2,775,093
              Series C, 4.25%, 04/15/2008 (a)
     350,000  Southern Natural Gas Co.,                                 379,505
              8.875%, 03/15/2010,
              Callable 03/15/2007 @ 104.44 (a)
     995,000  Calpine Corp.,                                            781,075
              8.50%, 07/15/2010,
              Callable 07/15/2007 @ 104.25 (a)(d)
   3,005,000  Nisource Finance Corp.,                                 3,426,836
              7.875%, 11/15/2010 (a)
   5,770,000  Carolina Power & Light Co.,                             6,256,907
              6.50%, 07/15/2012 (a)
   2,400,000  MidAmerican Energy Holdings                             2,492,481
              Co., Senior Note,
              5.875%, 10/01/2012 (a)
   2,540,000  Public Service Co. of Colorado,                         3,000,891
              7.875%, 10/01/2012 (a)
   1,960,000  Union Electric Co.,                                     1,911,788
              5.10%, 10/01/2019 (a)
     445,000  Southern Natural Gas Co.,                                 454,519
              7.35%, 02/15/2031 (a)
  13,220,000  FirstEnergy Corp., Series C,                           14,974,320
              7.375%, 11/15/2031 (a)
   6,200,000  Pacific Gas & Electric Co.,                             6,366,253
              6.05%, 03/01/2034 (a)
                                                                ----------------
Total Public Utilities--Electric & Gas
(Cost $41,478,247)                                                   42,819,668
                                                                ----------------
================================================================================
PUBLIC UTILITIES--TELEPHONE:                                               0.23%
--------------------------------------------------------------------------------
   7,010,000  Telecom Italia Capital,                                 7,148,139
              6.375%, 11/15/2033 (a)
                                                                ----------------
Total Public Utilities--Telephone
(Cost $6,964,636)                                                     7,148,139
                                                                ----------------
================================================================================
PUBLISHING:                                                                0.02%
--------------------------------------------------------------------------------
     555,000  American Media Operations Inc.,                           571,650
              8.875%, 01/15/2011,
              Callable 01/15/2007 @ 104.44 (a)
                                                                ----------------
Total Publishing (Cost $544,918)                                        571,650
                                                                ----------------
================================================================================
RETAIL:                                                                    0.06%
--------------------------------------------------------------------------------
   1,972,000  Petro Stopping Centers LP,                              2,031,160
              9.00%, 02/15/2012,
              Callable 02/15/2008 @ 104.50 (a)
                                                                ----------------
Total Retail (Cost $2,060,851)                                        2,031,160
                                                                ----------------


4      Sanford C. Bernstein Fund, Inc.--2005 Semiannual Report

================================================================================
Principal Amount                      Description                 Market Value
================================================================================
SERVICE:                                                                   0.38%
--------------------------------------------------------------------------------
$  9,390,000  Pershing Road Development                         $     9,390,000
              Company LLC,
              3.31%, 09/01/2026,
              Callable 06/01/2005 @ 102.50
              (a)(b)(d)
   2,440,000  Republic Services, Inc.,                                2,450,370
              6.086%, 03/15/2035 (a)(d)
                                                                ----------------
Total Service (Cost $11,866,343)                                     11,840,370
                                                                ----------------
================================================================================
SUPERMARKET/DRUG:                                                          0.32%
--------------------------------------------------------------------------------
   4,390,000  Safeway, Inc.,                                          4,652,351
              6.50%, 03/01/2011 (a)
   4,610,000  Albertson's Inc., Debenture,                            5,104,680
              7.45%, 08/01/2029 (a)
                                                                ----------------
Total Supermarket/Drug (Cost $9,762,459)                              9,757,031
                                                                ----------------
================================================================================
TECHNOLOGY:                                                                0.11%
--------------------------------------------------------------------------------
   1,720,000  International Business Machines                         1,711,297
              Corp., Medium-Term Note,
              4.375%, 06/01/2009 (a)
     650,000  Telcordia Technologies, Inc.,                             645,125
              Senior Subordinated Note,
              10.00%, 03/15/2013,
              Callable 03/15/2008 @ 105.00
              (a)(d)
   1,200,000  Amkor Technology Inc., Senior Note,                     1,008,000
              7.75%, 05/15/2013,
              Callable 01/15/2008 @ 103.88 (a)
                                                                ----------------
Total Technology (Cost $3,532,158)                                    3,364,422
                                                                ----------------
================================================================================
UTILITIES:                                                                 0.51%
--------------------------------------------------------------------------------
   5,805,000  Txu Australia Holdings Pty Ltd.,                        6,172,747
              6.15%, 11/15/2013 (a)(d)
   3,125,000  Duke Capital LLC, Senior Note,                          3,117,025
              5.50%, 03/01/2014 (a)
   5,475,000  Duke Capital, LLC., Senior Note,                        6,495,359
              8.00%, 10/01/2019 (a)
                                                                ----------------
Total Utilities (Cost $15,948,006)                                   15,785,131
                                                                ----------------
================================================================================
ASSET-BACKED SECURITIES:                                                   7.33%
--------------------------------------------------------------------------------
   9,690,000  Bank One Issuance Trust,                                9,699,109
              Series 2004-A4 Class A4,
              2.85%, 02/16/2010 (a)(b)
  11,130,000  Discover Card Master Trust I,                          11,137,012
              Series 2004-1 Class A,
              2.84%, 04/16/2010 (a)(b)
  19,775,000  Superior Wholesale Inventory                           19,805,849
              Financing Trust VIII, Series
              2003-A8 Class A,
              2.94%, 09/15/2010 (a)(b)
  30,140,000  MBNA Credit Card Master Note                           30,333,197
              Trust, Series 2001-A5 Class A5,
              3.02%, 03/15/2011 (a)
  15,190,000  Citibank Omni Master Trust,                            15,211,418
              Series 1996-5 Class A,
              3.04%, 12/16/2011 (a)(b)(d)
   9,305,000  American Express Credit                                 9,296,253
              Account Master Trust,
              Series 2005-1 Class A,
              2.88%, 10/15/2012 (a)(b)
   2,390,615  RAAC, Series 2004-SP1 Class AI1,                        2,391,356
              3.03%, 06/25/2013 (a)(b)
  11,151,332  SLM Student Loan Trust,                                11,165,272
              Series 2003-C Class A1,
              3.11%, 09/15/2016 (a)(b)
  16,460,000  Citibank Credit Card Issuance                          16,223,470
              Trust, Series 2004-A8 Class A8,
              4.90%, 12/12/2016 (a)
   3,610,101  Residential Funding Mortgage                            3,607,285
              Securities Inc.,
              Series 2004-HS2 Class AI1,
              3.00%, 12/25/2018 (a)(b)
   3,647,869  Residential Asset Securities Corp.,                     3,648,453
              Series 2004-KS7 Class AI1,
              3.00%, 10/25/2021 (a)(b)
   7,626,037  Bear Stearns Asset-Backed                               7,621,309
              Securities, Inc.,
              Series 2005-SD1 Class 1A1,
              3.00%, 04/25/2022 (a)(b)
   2,579,050  Residential Asset Mortgage                              2,577,838
              Products Inc., Series 2004-RS6
              Class AI1,
              3.00%, 08/25/2022 (a)(b)
   1,579,964  Residential Asset Mortgage                              1,579,711
              Products Inc., Series 2004-RS2
              Class AI1,
              2.98%, 01/25/2024 (a)(b)
   4,439,402  Residential Asset Securities Corp.,                     4,447,748
              Series 2002-KS7 Class A2,
              3.22%, 11/25/2032 (a)(b)
   5,561,808  Residential Asset Securities Corp.,                     5,572,376
              Series 2003-KS3 Class A2,
              3.15%, 05/25/2033 (a)(b)
   3,080,488  Centex Home Equity,                                     3,082,891
              Series 2003-C Class AV,
              3.15%, 09/25/2033 (a)(b)
   8,371,156  Structured Asset Investment                             8,372,495
              Loan Trust, Series 2004-5
              Class A2,
              3.03%, 05/25/2034 (a)(b)
   7,214,670  Morgan Stanley ABS Capital I,                           7,218,061
              Series 2004-HE4 Class A3,
              3.05%, 05/25/2034 (a)(b)
     858,512  Ameriquest Mortgage Securities                            858,512
              Inc., Series 2004-R4 Class A2,
              2.96%, 06/25/2034 (a)(b)


                  Schedule of Investments--Intermediate Duration Portfolio     5

================================================================================
Principal Amount                      Description                 Market Value
================================================================================
$  4,255,548  Equity One ABS Inc.,                              $     4,256,867
              Series 2004-3 Class AF1, 3.01%,
              07/25/2034 (a)(b)
  11,595,438  Aegis Asset-Backed  Securities                         11,600,887
              Trust, Series 2004-3 Class A2A,
              3.05%, 09/25/2034 (a)(b)
  10,099,356  Morgan Stanley ABS Capital I,                          10,096,225
              Series 2005-WMC1 Class A2A,
              2.95%, 01/25/2035 (a)(b)
  11,952,959  Residential Asset Mortgage                             11,936,106
              Products, Inc.,
              Series 2005-RS1 Class AII1,
              2.96%, 01/25/2035 (a)(b)
  12,421,390  Structured Asset Investment Loan                       12,407,851
              Trust, Series 2005-1 Class A3,
              2.97%, 02/25/2035 (a)(b)(d)
   1,962,818  Merrill Lynch Mortgage                                  1,962,818
              Investors, Inc.,
              Series 2004-SL1 Class A,
              3.11%, 04/25/2035 (a)(b)
                                                                ----------------
Total Asset-Backed Securities
(Cost $226,449,362)                                                 226,110,369
                                                                ----------------
================================================================================
COMMERCIAL MORTGAGE-BACKED SECURITIES:                                     8.62%
--------------------------------------------------------------------------------
   8,440,000  LB-UBS Commercial Mortgage                              8,210,432
              Trust, Series 2004-C7 Class A2,
              3.992%, 10/15/2029 (a)
   9,380,000  LB-UBS Commercial Mortgage                              9,194,933
              Trust, Series 2004-C8 Class A2,
              4.201%, 12/15/2029 (a)
   8,940,000  LB-UBS Commercial Mortgage                              8,705,057
              Trust, Series 2005-C1 Class A4,
              4.742%, 02/15/2030 (a)
          84  Commercial Mortgage Asset                                      90
              Trust, Series 1999-C1 Class A3,
              6.64%, 01/17/2032 (a)
   9,240,000  Greenwich Capital Commercial                            8,709,347
              Funding Corp.,
              Series 2003-C1 Class A4,
              4.111%, 07/05/2035 (a)
     300,000  Greenwich Capital Commercial                              296,265
              Funding Corp.,
              Series 2003-C2 Class A3,
              4.533%, 01/05/2036 (a)
   7,790,000  CS First Boston Mortgage                                7,623,761
              Securities Corp.,
              Series 2003-CK2 Class A2,
              3.861%, 03/15/2036 (a)
  10,070,000  CS First Boston Mortgage                                9,840,907
              Securities Corp.,
              Series 2004-C5 Class A2,
              4.183%, 11/15/2037 (a)
   9,775,000  JP Morgan Chase Commercial                              9,483,607
              Mortgage Securities,
              Series 2004-C1 Class A2,
              4.302%, 01/15/2038 (a)
  10,900,000  CS First Boston Mortgage                               10,803,971
              Securities Corp.,
              Series 2005-C1 Class A4,
              5.014%, 02/15/2038 (a)
  13,780,000  Banc of America Commercial                             14,141,311
              Mortgage, Inc.,
              Series 2004-3 Class A5,
              5.306%, 06/10/2039 (a)
   9,640,000  GE Capital Commercial Mortgage                          9,691,092
              Corp., Series 2004-C3 Class A4,
              5.189%, 07/10/2039 (a)
   7,390,000  Merrill Lynch Mortgage Trust,                           7,210,201
              Series 2004-KEY Class A2,
              4.166%, 08/12/2039 (a)
   8,705,000  Banc of America Commercial                              8,439,933
              Mortgage, Inc.,
              Series 2004-1 Class A2,
              4.037%, 11/10/2039 (a)
  12,600,000  Banc of America Commercial                             12,313,728
              Mortgage, Inc.,
              Series 2004-1 Class A4,
              4.76%, 11/10/2039 (a)
  13,195,000  Morgan Stanley Capital I,                              12,876,605
              Series 2005-T17 Class A5,
              4.78%, 12/13/2041 (a)
  16,915,000  Morgan Stanley Capital I,                              16,969,974
              Series 2005-HQ5 Class A4,
              5.168%, 01/14/2042 (a)
   8,850,000  Banc of America Commercial                              8,681,584
              Mortgage, Inc.,
              Series 2004-4 Class A3,
              4.128%, 07/10/2042 (a)
  13,285,000  Greenwich Capital Commercial                           13,069,119
              Funding Corp.,
              Series 2005-GG3 Class A2,
              4.305%, 08/10/2042 (a)
  12,665,000  Greenwich Capital Commercial                           12,385,863
              Funding Corp.,
              Series 2005-GG3 Class A4,
              4.799%, 08/10/2042 (a)
  16,215,000  Merrill Lynch Mortgage Trust,                          16,255,700
              Series 2005-MKB2 Class A2,
              4.806%, 09/12/2042 (a)
  13,405,000  Banc of America Commercial                             13,472,414
              Mortgage, Inc.,
              Series 2005-1 Class A3,
              4.877%, 11/10/2042
  11,835,000  Banc of America Commercial                             11,569,186
              Mortgage, Inc.,
              Series 2004-6 Class A2,
              4.161%, 12/10/2042 (a)
   9,275,000  Morgan Stanley Capital I,                               8,960,114
              Series 2004-T13 Class A2,
              3.94%, 09/13/2045 (a)
  13,500,000  JP Morgan Chase Commercial                             13,456,238
              Mortgage Securities,
              Series 2005-LDP1 Class A2,
              4.625%, 03/15/2046 (a)


6      Sanford C. Bernstein Fund, Inc.--2005 Semiannual Report

================================================================================
Principal Amount                      Description                 Market Value
================================================================================
$  13,750,000  JP Morgan Chase Commercial                        $    13,643,988
               Mortgage Securities,
               Series 2005-LDP1 Class A4,
               5.038%, 03/15/2046 (a)
                                                                ----------------
Total Commercial Mortgage-Backed Securities
(Cost $269,190,189)                                                 266,005,420
                                                                ----------------
================================================================================
SOVEREIGN DEBT:                                                            3.70%
--------------------------------------------------------------------------------
6,450,000,000  Japan (Govt of), Series 265,                          61,235,300
               1.50%, 12/20/2014 (a)
   14,390,000  Russian Federation,                                   14,785,725
               5.00%, 03/31/2030 (a)
   22,315,000  United Mexican States,                                23,653,900
               7.50%, 04/08/2033 (a)
   13,035,000  Brazil (Republic of),                                 14,488,403
               11.00%, 08/17/2040,
               Callable 08/17/2015 @ 100.00 (a)
                                                                ----------------
Total Sovereign Debt (Cost $115,298,096)                            114,163,328
                                                                ----------------
================================================================================
SHORT-TERM INVESTMENTS:                                                   44.23%
--------------------------------------------------------------------------------
Commercial Paper: 15.54%
   50,000,000  UBS Finance, LLC,                                     50,000,000
               2.83%, 04/01/2005
   50,000,000  A.I.G. Funding, Inc.,                                 49,954,666
               2.72%, 04/13/2005
   50,000,000  Citicorp,                                             49,954,667
               2.72%, 04/13/2005
   50,000,000  Fortis Funding,                                       49,954,583
               2.725%, 04/13/2005
   50,000,000  Bank of Montreal,                                     49,954,500
               2.73%, 04/13/2005
   50,000,000  Morgan Stanley,                                       49,954,500
               2.73%, 04/13/2005
   50,000,000  Prudential Funding LLC,                               49,954,500
               2.73%, 04/13/2005
   50,000,000  General Electric Capital Services,                    49,954,000
               2.76%, 04/13/2005,
   50,000,000  Societe Generale North America,                       49,953,917
               2.765%, 04/13/2005
   15,000,000  A.I.G. Funding, Inc.,                                 14,986,150
               2.77%, 04/13/2005
   15,000,000  Fortis Funding,                                       14,986,100
               2.78%, 04/13/2005
                                                                ----------------
Total Commercial Paper (Cost $479,607,583)                          479,607,583
                                                                ----------------
U.S. Government Sponsored Agency
Obligations: 15.13%
   41,500,000  Federal Home Loan Banks,                              41,500,000
               0.00%, 04/01/2005
   26,570,000  Federal Home Loan Mortgage Corp.,                     26,547,858
               0.00%, 04/13/2005
  399,955,000  Federal Home Loan Banks,                             398,725,139
               0.00%, 05/12/2005
                                                                ----------------
Total U.S. Government Sponsored Agency
Obligations (Cost $466,772,997)                                     466,772,997
                                                                ----------------
U.S. Treasury Bills: 13.56%
  134,720,000  2.54%, 04/07/2005                                    134,668,806
  284,175,000  2.62%, 04/14/2005                                    283,917,427
                                                                ----------------
Total U.S. Treasury Bills (Cost $418,586,233)                       418,586,233
                                                                ----------------
Total Short-Term Investments
(Cost $1,364,966,813)                                             1,364,966,813
                                                                ----------------
================================================================================
INVESTMENT SUMMARY
--------------------------------------------------------------------------------
Total Investments (Cost
$4,153,987,455) (e)                           134.39%           $ 4,147,277,237
Cash and Other Assets, Less Liabilities       (34.39)            (1,061,379,250)
                                              -------           ----------------
Net Assets (Equivalent to $13.23 per
share based on 233,215,615 shares
of capital stock outstanding)                 100.00%           $ 3,085,897,987
                                              =======           ================

=========================================================================================================================
CREDIT DEFAULT SWAP CONTRACTS
-------------------------------------------------------------------------------------------------------------------------
                                                     Notional            Interest         Termination         Unrealized
Swap Counterparty & Referenced Obligation             Amount               Rate               Date           Depreciation
-------------------------------------------------------------------------------------------------------------------------
Buy:
JP Morgan Chase
Dow Jones High Volume, 4.00%, 06/20/2010            87,500,000             0.90%           06/20/2010         $ (564,504)
=========================================================================================================================

=========================================================================================================================
FORWARD EXCHANGE CURRENCY CONTRACTS
-------------------------------------------------------------------------------------------------------------------------
                                         Contract Amount        U.S. $ Value on            U.S. $            Unrealized
                                              (000)            Origination Date         Current Value        Appreciation
-------------------------------------------------------------------------------------------------------------------------
Purchase Contract:
Japanese Yen     Settling 04/22/2005        2,150,019          $  20,080,495           $  20,138,370          $    57,875

Sale Contract:
Japanese Yen     Settling 04/22/2005        8,935,786             85,719,907              83,697,958            2,021,949
                                                                                                              -----------
                                                                                                              $ 2,079,824
                                                                                                              -----------


                  Schedule of Investments--Intermediate Duration Portfolio     7

================================================================================

(a) Positions, or portion thereof, with an aggregate market value of $1,731,031,805 have been segregated to collateralize open forward exchange currency contracts.
(b)   Variable rate coupon, rate shown as of March 31, 2005.
(c)   When-issued security.
(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, the aggregate market value of these securities amounted to $173,489,220 or 5.62% of net assets.
(e) At March 31, 2005, the cost basis of investment securities owned was substantially identical for both book and tax. Gross unrealized appreciation of investments was $15,288,515 and gross unrealized depreciation of investments was $21,998,723, resulting in net unrealized depreciation of $6,710,208.

      Explanation of abbreviation:
      TBA--To Be Announced

See Notes to Financial Statements.


8      Sanford C. Bernstein Fund, Inc.--2005 Semiannual Report

--------------------------------------------------------------------------------
                        Sanford C. Bernstein Fund, Inc.
                             Schedule of Investments
                          Short Duration Plus Portfolio
                           March 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

================================================================================
Principal Amount                      Description                 Market Value
================================================================================
U.S. TREASURY NOTES:                                                      21.43%
--------------------------------------------------------------------------------
$   93,935,000   3.00%, 12/31/2006                              $    92,742,495
    20,330,000   3.50%, 08/15/2009                                   19,835,249
                                                                ----------------
Total U.S. Treasury Notes (Cost $113,880,573)                       112,577,744
                                                                ----------------
================================================================================
U.S. GOVERNMENT SPONSORED AGENCY
OBLIGATIONS:                                                              14.22%
--------------------------------------------------------------------------------
    16,295,000   Federal Home Loan Bank,                             16,021,603
                 2.25%, 05/15/2006
    28,685,000   Federal National Mortgage                           28,456,237
                 Association,
                 3.25%, 06/28/2006
    30,470,000   Federal Home Loan Mortgage                          30,241,475
                 Corp.,
                 3.75%, 08/03/2007
                                                                ----------------
Total U.S. Government Sponsored Agency
Obligations (Cost $75,568,867)                                       74,719,315
                                                                ----------------
================================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS:                                      14.85%
--------------------------------------------------------------------------------
     3,500,000   Winston Funding Ltd., Series 2003-1                  3,510,955
                 Class A2,
                 3.59%, 04/23/2009 (a)(b)
     4,350,939   Federal Home Loan Mortgage Corp.,                    4,361,817
                 Series 2571 Class FB,
                 3.16%, 02/15/2018 (a)
     1,232,302   Residential Asset Mortgage                           1,231,723
                 Products Inc.,
                 Series 2004-RS6 Class Al1,
                 3.00%, 08/25/2022 (a)
       685,694   Residential Asset Mortgage                             685,584
                 Products Inc.,
                 Series 2004-RS2 Class Al1,
                 2.98%, 01/25/2024 (a)
     8,628,138   MLCC Mortgage Investors Inc.,                        8,658,164
                 Series 2003-F Class A1
                 3.17%, 10/25/2028  (a)
     7,408,663   MLCC Mortgage Investors Inc.,                        7,411,256
                 Series 2004-A Class A1,
                 3.08%, 04/25/2029 (a)
       575,389   First Franklin Mortgage Loan                           575,930
                 Asset-Backed Certificates,
                 Series 2000-FF1 Class A,
                 3.08%, 09/25/2030 (a)
     3,780,958   Structured Asset Securities Corp.,                   3,807,047
                 Series 2002-11A Class 1A1,
                 3.78%, 06/25/2032 (a)
       742,924   Countrywide Asset-Backed                               744,432
                 Certificates,
                 Series 2003-BC1 Class A1,
                 3.25%, 03/25/2033 (a)
       917,389   Federal National Mortgage                              915,334
                 Association, Series 2003-W7
                 Class A4,
                 4.06%, 03/25/2033
     5,350,000   Long Beach Mortgage Loan Trust,                      5,448,353
                 Series 2003-1 Class M2,
                 4.90%, 03/25/2033 (a)
     1,374,205   Centex Home Equity,                                  1,375,277
                 Series 2003-C Class AV,
                 3.15%, 09/25/2033 (a)
     4,525,748   Ace Securities Corp.,                                4,527,151
                 Series 2003-OPI Class A2,
                 3.21%, 12/25/2033 (a)
     3,629,492   Credit Suisse First Boston                           3,402,431
                 Mortgage Securities Corp.,
                 Series 2004-2R Class A1,
                 5.21%, 12/28/2033  (a)(b)
     3,895,690   Chase Mortgage Finance Corp.,                        3,917,116
                 Series 2003-S15 Class 1A1,
                 6.00%, 01/25/2034
        29,525   Renaissance Home Equity Loan                            29,534
                 Trust, Series 2003-4 Class A2,
                 3.05%, 03/25/2034 (a)
       361,540   Ameriquest Mortgage Securities Inc.,                   361,540
                 Series 2004-R4 Class A2,
                 2.96%, 06/25/2034 (a)
     2,095,039   Equity One ABS Inc.,                                 2,095,688
                 Series 2004-3 Class AF1,
                 3.01%, 07/25/2034 (a)
     6,700,000   Long Beach Mortgage Loan Trust,                      6,720,971
                 Series 2004-3 Class M2,
                 3.45%, 07/25/2034 (a)
     3,145,486   Master Asset Securitization Trust,                   3,131,521
                 Series 2004-9 Class 3A1,
                 5.25%, 07/25/2034
     2,508,824   Merrill Lynch Mortgage Investors, Inc.,              2,510,755
                 Series 2004-WMC1 Class A2,
                 3.15%, 10/25/2034 (a)
     2,904,948   Morgan Stanley Mortgage Loan                         2,936,263
                 Trust, Series 2004-8AR Class 4A1,
                 5.461%, 10/25/2034
     3,076,268   Bank of America Funding Corp.,                       3,096,263
                 Series 2004-B Class 5A1,
                 5.24%, 11/20/2034
     2,884,955   Wells Fargo Mortgage Backed                          2,861,962
                 Securities Trust,
                 Series 2004-W Class A1,
                 4.62%, 11/25/2034
     3,024,326   Bear Stearns Alt-A Trust,                            3,027,350
                 Series 2004-11 Class 2A3,
                 5.06%, 11/25/2034


                    Schedule of Investments--Short Duration Plus Portfolio     9

================================================================================
Principal Amount                      Description                 Market Value
================================================================================
       676,841   Federal National Mortgage                              674,194
                 Association, Series 2003-W6
                 Class 1A23,
                 2.90%, 10/25/2042
                                                                ----------------
Total Collateralized Mortgage Obligations
(Cost $78,018,611)                                                   78,018,611
                                                                ----------------
================================================================================
MORTGAGE PASS-THROUGHS:                                                   16.38%
--------------------------------------------------------------------------------
       244,617   Federal Home Loan Mortgage                             247,655
                 Corp. Pool,
                 9.00%, 03/17/2008
    37,368,198   Federal National Mortgage                           39,414,389
                 Association Pool,
                 7.00%, 03/01/2009-11/01/2034
     7,974,526   Federal National Mortgage                            8,239,541
                 Association Pool,
                 6.00%, 12/01/2013-06/01/2017
       617,211   Federal National Mortgage                              651,266
                 Association Pool,
                 7.50%, 03/01/2015
     1,086,098   Federal National Mortgage                            1,148,212
                 Association Pool,
                 8.00%, 08/01/2016
    12,325,000   Federal National Mortgage                           12,725,563
                 Association Pool TBA,
                 6.00%, 04/25/2020 (c)
     2,100,000   Federal National Mortgage                            2,207,625
                 Association Pool TBA,
                 7.00%, 04/25/2020 (c)
    19,375,775   Federal National Mortgage                           20,121,932
                 Association Pool,
                 6.50%, 03/01/2026-10/01/2034
     1,183,573   Government National Mortgage                         1,269,664
                 Association Pool,
                 7.50%, 03/15/2032
                                                                ----------------
Total Mortgage Pass-Throughs
(Cost $86,432,830)                                                   86,025,847
                                                                ----------------
================================================================================
AUTOMOTIVE:                                                                0.63%
--------------------------------------------------------------------------------
     3,370,000   DaimlerChrysler North America,                       3,322,618
                 4.125%, 03/07/2007
                                                                ----------------
Total Automotive (Cost $3,366,904)                                    3,322,618
                                                                ----------------
================================================================================
BANKING:                                                                   0.77%
--------------------------------------------------------------------------------
     4,135,000   Washington Mutual, Inc.,                             4,023,959
                 4.20%, 01/15/2010
        15,000   Wells Fargo & Co.,                                      14,666
                 4.20%, 01/15/2010
                                                                ----------------
Total Banking (Cost $4,120,158)                                       4,038,625
                                                                ----------------
================================================================================
BROADCASTING/MEDIA:                                                        1.01%
--------------------------------------------------------------------------------
     5,200,000   AOL TimeWarner, Inc.,                                5,306,262
                 6.125%, 04/15/2006
                                                                ----------------
Total Broadcasting/Media (Cost $5,364,934)                            5,306,262
                                                                ----------------
================================================================================
CABLE:  1.41%
--------------------------------------------------------------------------------
     3,230,000   Comcast Cable Communications Inc.,                   3,479,278
                 8.375%, 05/01/2007
     3,665,000   British Sky Broadcasting Group plc,                  3,931,805
                 6.875%, 02/23/2009
                                                                ----------------
Total Cable (Cost $7,486,195)                                         7,411,083
                                                                ----------------
================================================================================
COMMUNICATIONS:                                                            1.41%
--------------------------------------------------------------------------------
     2,665,000   Sprint Capital Corp.,                                2,739,561
                 6.00%, 01/15/2007
     4,785,000   SBC Communications, Inc.,                            4,654,001
                 4.125%, 09/15/2009
                                                                ----------------
Total Communications (Cost $7,556,005)                                7,393,562
                                                                ----------------
================================================================================
ENERGY:                                                                    0.48%
--------------------------------------------------------------------------------
     2,645,000   Valero Energy Corp.,                                 2,519,664
                 3.50%, 04/01/2009
                                                                ----------------
Total Energy (Cost $2,634,054)                                        2,519,664
                                                                ----------------
================================================================================
FINANCIAL:                                                                 4.22%
--------------------------------------------------------------------------------
     5,475,000   General Motors Acceptance                            5,513,122
                 Corp., Medium-Term Note,
                 6.75%, 01/15/2006
     5,230,000   CIT Group Inc.,                                      5,530,647
                 7.375%, 04/02/2007
     5,640,000   Goldman Sachs Group Inc.,                            5,592,466
                 4.125%, 01/15/2008
     5,765,000   Ford Motor Credit Co.,                               5,524,623
                 5.625%, 10/01/2008
                                                                ----------------
Total Financial (Cost $22,716,651)                                   22,160,858
                                                                ----------------
================================================================================
FOOD/BEVERAGE:                                                             1.26%
--------------------------------------------------------------------------------
     6,775,000   Kraft Foods, Inc.,                                   6,596,045
                 4.125%, 11/12/2009
                                                                ----------------
Total Food/Beverage (Cost $6,735,648)                                 6,596,045
                                                                ----------------
================================================================================
HEALTHCARE:                                                                1.27%
--------------------------------------------------------------------------------
     3,470,000   Anthem Inc.,                                         3,407,255
                 3.50%, 09/01/2007
     3,310,000   Wellpoint, Inc.,                                     3,248,517
                 3.75%, 12/14/2007 (b)
                                                                ----------------
Total Healthcare (Cost $6,773,460)                                    6,655,772
                                                                ----------------


10     Sanford C. Bernstein Fund, Inc.--2005 Semiannual Report

================================================================================
Principal Amount                      Description                 Market Value
================================================================================
PAPER/PACKAGING:                                                           0.23%
--------------------------------------------------------------------------------
$    1,190,000   Weyerhaeuser Co.,                              $     1,231,285
                 6.125%, 03/15/2007
                                                                ----------------
Total Paper/Packaging (Cost $1,258,249)                               1,231,285
                                                                ----------------
================================================================================
PUBLIC UTILITIES--ELECTRIC & GAS:                                          1.20%
--------------------------------------------------------------------------------
     4,500,000   CenterPoint Energy Resources                         4,560,318
                 Corp., Series B,
                 8.125%, 07/15/2005
     1,800,000   Pacific Gas & Electric Co.,                          1,732,153
                 3.60%, 03/01/2009
                                                                ----------------
Total Public Utilities--Electric & Gas
(Cost $6,357,359)                                                     6,292,471
                                                                ----------------
================================================================================
PUBLIC UTILITIES--TELEPHONE:                                               0.78%
--------------------------------------------------------------------------------
     4,200,000   Telecom Italia Capital Corp.,                        4,090,178
                 4.00%, 11/15/2008
                                                                ----------------
Total Public Utilities--Telephone
(Cost $4,198,545)                                                     4,090,178
                                                                ----------------
================================================================================
SERVICE:                                                                   0.82%
--------------------------------------------------------------------------------
     4,180,000   PHH Corp.,                                           4,316,485
                 6.00%, 03/01/2008
                                                                ----------------
Total Service (Cost $4,387,445)                                       4,316,485
                                                                ----------------
================================================================================
SUPERMARKET/DRUG:                                                          0.64%
--------------------------------------------------------------------------------
     3,495,000   Safeway, Inc.,                                       3,390,416
                 4.125%, 11/01/2008
                                                                ----------------
Total Supermarket/Drug (Cost $3,493,618)                              3,390,416
                                                                ----------------
================================================================================
COMMERCIAL MORTGAGE-BACKED SECURITIES:                                     4.57%
--------------------------------------------------------------------------------
     5,201,000   Greenwich Capital Commercial                         5,207,501
                 Funding Corp.,
                 Series 2003-FL1 Class B,
                 3.376%, 07/15/2018 (a)(b)
     3,310,000   LB-UBS Commercial Mortgage                           3,219,968
                 Trust, Series 2004-C7, Class A2,
                 3.992%, 10/15/2029
     6,740,531   Asset Securitization Corp.,                          6,997,682
                 Series 1996-MD6 Class A1C,
                 7.04%, 11/13/2029
       683,385   Commercial Mortgage Acceptance                         690,834
                 Corp., Series 1997-ML1 Class A2,
                 6.53%, 12/15/2030
     7,675,000   Nomura Asset Securities Corp.,                       7,896,117
                 Series 1996-MD5 Class A1B,
                 7.12%, 04/13/2039
                                                                ----------------
Total Commercial Mortgage-Backed Securities
(Cost $24,597,581)                                                   24,012,102
                                                                ----------------
================================================================================
SHORT-TERM INVESTMENTS:                                                   14.87%
--------------------------------------------------------------------------------
U.S. Government Sponsored Agency
Obligations: 9.83%

    51,600,000   Federal Home Loan Bank,                             51,600,000
                 0.01%, 04/01/2005
        70,000   Federal Home Loan Mortgage                              70,000
                 Corp.,
                 0.01%, 04/13/2005
                                                                ----------------
Total U.S. Government Sponsored Agency
Obligations (Cost $51,670,000)                                       51,670,000
                                                                ----------------
 U.S. Treasury Bill: 5.04%
    26,490,000   2.62%, 04/14/2005                                   26,465,990
                                                                ----------------
Total U.S. Treasury Bill (Cost $26,465,990)                          26,465,990
                                                                ----------------
Total Short-Term Investments
(Cost $78,135,990)                                                   78,135,990
                                                                ----------------
================================================================================
INVESTMENT SUMMARY
--------------------------------------------------------------------------------
Total Investments (Cost
$543,517,434) (d)                               102.45%         $   538,214,933
Cash and Other Assets, Less
Liabilities                                      (2.45)             (12,896,258)
                                                -------         ----------------
Net Assets                                      100.00%         $   525,318,675
                                                =======         ================

--------------------------------------------------------------------------------
(a) Variable rate coupon, rate shown as of March 31, 2005.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, the aggregate market value of these securities amounted to $15,369,404 or 2.93% of net assets.
(c) When-issued security.
(d) At March 31, 2005, the cost basis of investment securities owned was substantially identical for both book and tax. Gross unrealized appreciation of investments was $156,108 and gross unrealized depreciation of investments was $5,458,609, resulting in net unrealized depreciation of $5,302,501.

    Explanation of abbreviation:
    TBA--To Be Announced

See Notes to Financial Statements.


                    Schedule of Investments--Short Duration Plus Portfolio    11

--------------------------------------------------------------------------------
                        Sanford C. Bernstein Fund, Inc.
                             Schedule of Investments
                    U.S. Government Short Duration Portfolio
                           March 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

Principal Amount                      Description                 Market Value
================================================================================
U.S. TREASURY NOTES:                                                      33.47%
--------------------------------------------------------------------------------
$    8,400,000   1.125%, 06/30/2005                             $     8,367,189
    16,970,000   3.00%, 12/31/2006                                   16,754,566
     5,885,000   3.50%, 08/15/2009                                    5,741,783
                                                                ----------------
Total U.S. Treasury Notes (Cost $31,174,737)                         30,863,538
                                                                ----------------
================================================================================
U.S. GOVERNMENT SPONSORED AGENCY
OBLIGATIONS:                                                              29.59%
--------------------------------------------------------------------------------
     4,000,000   Federal Home Loan Bank,                              3,915,960
                 2.04%, 06/12/2006
     4,000,000   Federal Farm Credit Bank,                            3,919,600
                 2.05%, 06/12/2006
     4,670,000   Federal National Mortgage                            4,632,757
                 Association,
                 3.25%, 06/28/2006,
                 Callable 06/28/2005 @ 100.00
     5,000,000   Federal Farm Credit Bank,                            4,913,580
                 3.25%, 06/15/2007
     4,940,000   Federal Home Loan Mortgage                           4,902,950
                 Corp.,
                 3.75%, 08/03/2007,
                 Callable 08/03/2005 @ 100.00
       250,000   Federal National Mortgage                              245,390
                 Association,
                 3.50%, 01/28/2008
     5,000,000   Federal Home Loan Bank,                              4,756,695
                 3.00%, 04/15/2009
                                                                ----------------
Total U.S. Government Sponsored Agency
Obligations (Cost $27,708,922)                                       27,286,932
                                                                ----------------
================================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS:                                       5.99%
--------------------------------------------------------------------------------
     1,103,055   Federal Home Loan Mortgage                           1,105,812
                 Corp., Series 2571 Class FB,
                 3.16%, 02/15/2018 (a)
       196,955   Residential Asset Mortgage                             196,863
                 Products Inc.,
                 Series 2004-RS6 Class AI1,
                 3.00%, 05/25/2022 (a)
       112,110   Residential Asset Mortgage                             112,092
                 Products Inc.,
                 Series 2004-RS2 Class AI1,
                 2.98%, 01/25/2024 (a)
     1,219,567   MLCC Mortgage Investors, Inc.,                       1,219,994
                 Series 2004-A Class A1,
                 3.08%, 04/25/2029 (a)
       180,698   Federal National Mortgage                              180,293
                 Association, Series 2003-W7
                 Class A4, 4.06%, 03/25/2033
     1,493,609   Structured Asset Securities Corp.,                   1,485,096
                 Series 2003-23H Class 1A1,
                 5.50%, 07/25/2033
       225,434   Centex Home Equity,                                    225,610
                 Series 2003-C Class AV,
                 3.15%, 09/25/2033 (a)
       732,106   Ace Securities Corp.,                                  732,333
                 Series 2003-OP1 Class A2,
                 3.21%, 12/25/2033 (a)
        58,765   Ameriquest Mortgage Securities                          58,765
                 Inc., Series 2004-R4 Class A2,
                 2.96%, 06/25/2034 (a)
       209,705   Federal National Mortgage                              208,885
                 Association, Series 2003-W6
                 Class 1A23,
                 2.90%, 10/25/2042
                                                                ----------------
Total Collateralized Mortgage Obligations
(Cost $5,570,227)                                                     5,525,743
                                                                ----------------
================================================================================
MORTGAGE PASS-THROUGHS:                                                   18.06%
--------------------------------------------------------------------------------
     7,937,195   Federal National Mortgage                            8,370,119
                 Association Pool,
                 7.00%, 03/01/2009-09/01/2033
     1,717,614   Federal National Mortgage                            1,774,672
                 Association Pool,
                 6.00%, 12/01/2013-11/01/2016
       220,432   Federal National Mortgage                              232,595
                 Association Pool,
                 7.50%, 03/01/2015
       411,304   Federal National Mortgage                              434,826
                 Association Pool,
                 8.00%, 07/01/2017
     1,840,000   Federal National Mortgage                            1,899,800
                 Association Pool TBA,
                 6.00%, 04/25/2020 (b)
     3,450,459   Federal National Mortgage                            3,584,606
                 Association Pool,
                 6.50%, 02/01/2029-10/01/2034
       251,155   Federal Home Loan Mortgage                             264,752
                 Corp. Pool,
                 7.00%, 04/01/2032
        90,000   Federal National Mortgage                               94,809
                 Association Pool TBA,
                 7.00%, 04/25/2035 (b)
                                                                ----------------
Total Mortgage Pass-Throughs
(Cost $16,715,795)                                                   16,656,179
                                                                ----------------


12     Sanford C. Bernstein Fund, Inc.--2005 Semiannual Report

================================================================================
Principal Amount                      Description                 Market Value
================================================================================
SHORT-TERM INVESTMENTS:                                             14.79%
--------------------------------------------------------------------------------
U.S. Government Sponsored Agency
Obligations: 8.39%
$    6,600,000   Federal Home Loan Bank,                        $     6,600,000
                 0.00%, 04/01/2005
     1,140,000   Federal Home Loan Mortgage                           1,139,050
                 Corp.,
                 0.00%, 04/13/2005
                                                                ----------------
Total U.S. Government Sponsored Agency
Obligations (Cost $7,739,050)                                         7,739,050
                                                                ----------------
U.S. Treasury Bill: 6.40%
     5,905,000   2.64%, 04/14/2005                                    5,899,648
                                                                ----------------
Total U.S. Treasury Bill (Cost $5,899,648)                            5,899,648
                                                                ----------------
Total Short-Term Investments (Cost $13,638,698)                      13,638,698
                                                                ----------------
================================================================================
INVESTMENT SUMMARY
--------------------------------------------------------------------------------
Total Investments
(Cost $94,808,379) (c)                         101.90%          $    93,971,090
Cash and Other Assets, Less
Liabilities                                     (1.90)               (1,749,110)
                                               -------          ----------------
Net Assets (Equivalent to
$12.51 per share based on
7,371,106 shares of capital
stock outstanding)                             100.00%          $    92,221,980
                                               =======          ================


--------------------------------------------------------------------------------
(a) Variable rate coupon, rate shown as of March 31, 2005.
(b) When-issued security.
(c) At March 31, 2005, the cost basis of investment securities owned was substantially identical for both book and tax. Gross unrealized appreciation of investments was $17,691 and gross unrealized depreciation of investments was $854,981, resulting in net unrealized depreciation of $837,289.

    Explanation of abbreviation:
    TBA--To Be Announced

See Notes to Financial Statements.


         Schedule of Investments--U.S. Government Short Duration Portfolio    13

--------------------------------------------------------------------------------
                       Sanford C. Bernstein Fund II, Inc.
                             Schedule of Investments
                  Intermediate Duration Institutional Portfolio
                           March 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

Principal Amount                      Description                 Market Value
================================================================================
U.S. TREASURY NOTES: 6.34%
   $29,860,000   3.75%, 03/31/2007 (a)                          $    29,836,679
     9,220,000   4.00%, 02/15/2015 (a)                                8,858,401
                                                                ----------------
Total U.S. Treasury Notes (Cost $38,695,581)                         38,695,080
                                                                ----------------
================================================================================
U.S. TREASURY BONDS:                                                       2.98%
--------------------------------------------------------------------------------
    16,695,000   5.375%, 02/15/2031 (a)                              18,195,597
                                                                ----------------
Total U.S. Treasury Bonds (Cost $18,345,935)                         18,195,597
                                                                ----------------
================================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS:                                       0.49%
--------------------------------------------------------------------------------
       438,103   Countrywide Home Loans,                                435,965
                 Series 2003-49 Class A1,
                 1.642%, 12/19/2033 (a)(b)
       472,272   Deutsche Mortgage Securities                           472,347
                 Inc., Series 2004-4 Class 1A1,
                 3.06%, 04/25/2034 (a)(b)
     2,094,586   Washington Mutual, Series                            2,094,586
                 2005-AR2 Class 2A22,
                 2.87%, 01/25/2045 (a)(b)
                                                                ----------------
Total Collateralized Mortgage Obligations
(Cost $3,004,506)                                                     3,002,898
                                                                ----------------
================================================================================
MORTGAGE PASS-THROUGHS:                                                   39.61%
--------------------------------------------------------------------------------
     2,030,957   Federal National Mortgage                            2,098,522
                 Association Pool,
                 6.00%, 02/01/2017 (a)
    36,635,000   Federal National Mortgage                           35,810,712
                 Association Pool TBA,
                 4.50%, 04/25/2020 (c)
    47,020,000   Federal National Mortgage                           47,446,275
                 Association Pool TBA,
                 5.50%, 04/25/2020-04/25/2035 (c)
    22,672,754   Federal National Mortgage                           23,564,165
                 Association Pool,
                 6.50%, 08/01/2027-10/01/2034 (a)
    10,752,608   Federal National Mortgage                           10,542,936
                 Association Pool,
                 5.00%, 02/01/2034 (a)
    11,675,000   Government National Mortgage                        11,510,826
                 Association Pool TBA,
                 5.00%, 04/15/2035 (c)
     9,560,000   Federal Home Loan Mortgage                           9,781,075
                 Corp. Pool TBA,
                 6.00%, 04/15/2035 (c)
     4,695,000   Government National Mortgage                         4,821,178
                 Association Pool TBA,
                 6.00%, 04/15/2035 (c)
    40,960,000   Federal National Mortgage                           41,856,000
                 Association Pool TBA,
                 6.00%, 04/25/2035 (c)
    12,705,000   Federal National Mortgage                           13,181,437
                 Association Pool TBA,
                 6.50%, 04/25/2035 (c)
    42,205,000   Federal National Mortgage                           41,136,707
                 Association Pool TBA,
                 5.00%, 05/25/2035 (c)
                                                                ----------------
Total Mortgage Pass-Throughs
(Cost $242,523,988)                                                 241,749,833
                                                                ----------------
================================================================================
AEROSPACE/DEFENSE:                                                         0.06%
--------------------------------------------------------------------------------
       365,000   Boeing Capital Corp., Senior Note,                     367,774
                 4.75%, 08/25/2008 (a)
                                                                ----------------
Total Aerospace/Defense (Cost $364,570)                                 367,774
                                                                ----------------
================================================================================
AUTOMOTIVE:                                                                0.59%
--------------------------------------------------------------------------------
       205,000   Ford Motor Credit Co.,                                 193,101
                 5.70%, 01/15/2010 (a)
     1,040,000   General Motors Acceptance Corp.,                       998,916
                 7.75%, 01/19/2010 (a)
        42,000   TRW Automotive, Senior                                  47,040
                 Subordinated Note,
                 11.00%, 02/15/2013,
                 Callable 02/15/2008 @ 105.50 (a)
         2,000   Keystone Automotive Operations Inc.,                     2,010
                 Senior Subordinated Note,
                 9.75%, 11/01/2013,
                 Callable 11/01/2008 @ 104.88 (a)
       400,000   General Motors Acceptance Corp.,                       345,522
                 6.75%, 12/01/2014 (a)
       565,000   Ford Motor Co.,                                        464,782
                 6.375%, 02/01/2029 (a)
       565,000   Ford Motor Co.,                                        511,090
                 7.45%, 07/16/2031 (a)

     1,250,000   General Motors Corp.,                                1,069,665
                 8.375%, 07/15/2033 (a)
                                                                ----------------
Total Automotive (Cost $4,056,746)                                    3,632,126
                                                                ----------------
================================================================================
BANKING:                                                                   2.79%
--------------------------------------------------------------------------------
     3,370,000   Mizuho Financial Group Ltd.                          3,640,389
                 (Cayman),
                 8.375%, 04/27/2009 (a)
     1,015,000   Suntrust Bank,                                       1,015,619
                 3.04%, 06/02/2009 (a)(b)
       955,000   Wells Fargo & Co., Senior Note,                        933,773
                 4.20%, 01/15/2010 (a)
       980,000   Huntington National Bank,                              960,577
                 Senior Note,
                 4.375%, 01/15/2010 (a)
     1,820,000   JP Morgan Chase & Co.,                               1,992,572
                 6.75%, 02/01/2011 (a)


14     Sanford C. Bernstein Fund, Inc.--2005 Semiannual Report

================================================================================
Principal Amount                      Description                 Market Value
================================================================================
       280,000   UFJ Bank Ltd., Subordinated Note,                      311,196
                 7.40%, 06/15/2011 (a)
       680,000   Capital One Bank, Subordinated Note,                   730,194
                 6.50%, 06/13/2013 (a)
       500,000   UFJ Finance Aruba AEC,                                 538,305
                 6.75%, 07/15/2013 (a)
       290,000   Bank of America Corp., Senior Note,                    294,632
                 5.375%, 06/15/2014 (a)
       120,000   Royal Bank of Scotland Group plc,                      118,970
                 Subordinated Note,
                 5.00%, 10/01/2014 (a)
       905,000   The Chuo Mitsui Trust &                                865,333
                 Banking Co., Ltd.,
                 5.506%, 04/15/2049,
                 Callable 04/15/2015 @ 100.00
                 (a)(d)
     1,950,000   RBS Capital Trust III,                               1,978,168
                 5.512%, 09/29/2049,
                 Callable 09/30/2014 @ 100.00
                 (a)(b)
     1,400,000   Barclays Bank plc,                                   1,654,198
                 8.55%, 09/29/2049,
                 Callable 06/15/2011 @ 100.00
                 (a)(b)(d)
     2,095,000   RBS Capital Trust I,                                 2,023,083
                 4.709%, 12/29/2049,
                 Callable 07/01/2013 @ 100.00
                 (a)(b)
                                                                ----------------
Total Banking (Cost $16,877,818)                                     17,057,009
                                                                ----------------
================================================================================
BROADCASTING/MEDIA:                                                        1.07%
--------------------------------------------------------------------------------
       890,000   News America Holdings,                               1,110,757
                 9.25%, 02/01/2013 (a)
       735,000   WPP Finance Corp. (United                              759,973
                 Kingdom),
                 5.875%, 06/15/2014 (a)
     2,555,000   TimeWarner Entertainment Co.,                        3,130,578
                 Senior Debenture,
                 8.375%, 03/15/2023 (a)
     1,480,000   News America Holdings,                               1,542,167
                 6.55%, 03/15/2033 (a)
                                                                ----------------
Total Broadcasting/Media (Cost $6,179,929)                            6,543,475
                                                                ----------------
================================================================================
BUILDING/REAL ESTATE:                                                      0.15%
--------------------------------------------------------------------------------
       590,000   iStar Financial, Inc., Senior Note,                    570,770
                 5.15%, 03/01/2012 (a)
       305,000   William Lyon Homes, Inc.,                              335,500
                 10.75%, 04/01/2013,
                 Callable 04/01/2008 @ 105.38 (a)
                                                                ----------------
Total Building/Real Estate (Cost $934,430)                              906,270
                                                                ----------------
================================================================================
CABLE:  0.49%
--------------------------------------------------------------------------------
       445,000   British Sky Broadcasting Group plc,                    477,395
                 6.875%, 02/23/2009 (a)
       105,000   Insight Midwest LP, Senior                             109,725
                 Note, 9.75%, 10/01/2009,
                 Callable 05/11/2005 @ 104.88 (a)
       570,000   Charter Communications                                 567,150
                 Operating LLC, Senior Note,
                 8.00%, 04/30/2012 (a)(d)
     1,665,000   Comcast Corp.,                                       1,646,927
                 5.30%, 01/15/2014 (a)
       192,000   PanAmSat Corp.,                                        202,560
                 9.00%, 08/15/2014,
                 Callable 08/15/2009 @ 104.50 (a)
                                                                ----------------
Total Cable (Cost $3,073,323)                                         3,003,757
                                                                ----------------
================================================================================
CHEMICALS:                                                                 0.12%
--------------------------------------------------------------------------------
       735,000   Union Carbide Corp., Debenture,                        735,368
                 7.75%, 10/01/2096 (a)
                                                                ----------------
Total Chemicals (Cost $718,463)                                         735,368
                                                                ----------------
================================================================================
COMMUNICATIONS:                                                            1.71%
--------------------------------------------------------------------------------
     1,480,000   Telus Corp.,                                         1,575,349
                 7.50%, 06/01/2007 (a)
     2,465,000   Telecom Italia Capital Corp.,                        2,356,587
                 4.00%, 01/15/2010 (a)(d)
     4,035,000   Sprint Capital Corp.,                                4,715,696
                 8.375%, 03/15/2012 (a)
     1,610,000   SBC Communications, Inc.,                            1,569,236
                 5.10%, 09/15/2014 (a)
       165,000   Verizon Global Funding Corp.,                          199,419
                 7.75%, 12/01/2030 (a)
                                                                ----------------
Total Communications (Cost $10,685,662)                              10,416,287
                                                                ----------------
================================================================================
COMMUNICATIONS--FIXED:                                                     0.45%
--------------------------------------------------------------------------------
     2,175,000   British Telecommunications plc,                      2,526,913
                 8.125%, 12/15/2010 (a)
       205,000   Cincinnati Bell, Inc.,                                 201,925
                 Senior Subordinated Note,
                 8.375%, 01/15/2014,
                 Callable 01/15/2009 @ 104.19 (a)
                                                                ----------------
Total Communications--Fixed (Cost $2,803,170)                         2,728,838
                                                                ----------------
================================================================================
COMMUNICATIONS--MOBILE:                                                    0.61%
--------------------------------------------------------------------------------
        15,000   AT&T Wireless Services Inc.,                            17,061
                 Senior Note,
                 7.875%, 03/01/2011 (a)
       275,000   Rural Cellular Corp.,                                  280,500
                 8.25%, 03/15/2012,
                 Callable 03/15/08 @ 104.12 (a)
       830,000   Verizon Global Funding Corp.,                          941,586
                 7.375%, 09/01/2012 (a)


   Schedule of Investments--Intermediate Duration Institutional Portfolio     15

================================================================================
Principal Amount                      Description                 Market Value
================================================================================
$    1,875,000   AT&T Wireless Services Inc.,                   $     2,473,708
                 Senior Note,
                 8.75%, 03/01/2031 (a)
                                                                ----------------
Total Communications--Mobile (Cost $3,510,783)                        3,712,855
                                                                ----------------
================================================================================
CONGLOMERATE/MISCELLANEOUS:                                                0.27%
--------------------------------------------------------------------------------
     1,480,000   Hutchison Whampoa                                    1,629,297
                 International Ltd.,
                 7.45%, 11/24/2033 (a)(d)
                                                                ----------------
Total Conglomerate/Miscellaneous
(Cost $1,513,767)                                                     1,629,297
                                                                ----------------
================================================================================
CONSUMER MANUFACTURING:                                                    0.23%
--------------------------------------------------------------------------------
       540,000   Fortune Brands Inc.,                                   530,138
                 2.875%, 12/01/2006 (a)
       425,000   Broder Brothers, Senior Note,                          465,375
                 11.25%, 10/15/2010,
                 Callable 10/15/2007 @ 105.62 (a)
       415,000   Visant Corp.,                                          410,850
                 7.625%, 10/01/2012,
                 Callable 10/01/2008 @ 103.81 (a)
                                                                ----------------
Total Consumer Manufacturing
(Cost $1,384,174)                                                     1,406,363
                                                                ----------------
================================================================================
ENERGY:                                                                    0.57%
--------------------------------------------------------------------------------
       200,000   Hilcorp Energy I LP, Senior Note,                      222,000
                 10.50%, 09/01/2010,
                 Callable 09/01/2007 @ 105.25
                 (a)(d)
     1,150,000   Conoco Inc., Senior Note,                            1,370,830
                 6.95%, 04/15/2029 (a)
     1,585,000   Valero Energy Corp.,                                 1,910,760
                 7.50%, 04/15/2032 (a)
                                                                ----------------
Total Energy (Cost $3,214,215)                                        3,503,590
                                                                ----------------
================================================================================
ENTERTAINMENT/LEISURE:                                                     0.04%
--------------------------------------------------------------------------------
       235,000   NCL Corp., Senior Note,                                242,931
                 10.625%, 07/15/2014,
                 Callable 07/15/2009 @ 105.31
                 (a)(d)
                                                                ----------------
Total Entertainment/Leisure (Cost $235,000)                             242,931
                                                                ----------------
================================================================================
FINANCIAL:                                                                 5.08%
--------------------------------------------------------------------------------
       530,000   CIT Group Inc., Medium-Term Note,                      530,777
                 3.04%, 05/18/2007 (a)(b)
     1,880,000   Household Finance Corp.,                             1,992,655
                 6.50%, 11/15/2008 (a)
     2,160,000   American General Finance Corp.,                      2,154,641
                 Medium-Term Note,
                 4.625%, 05/15/2009 (a)
       720,000   Citigroup Inc.,                                        721,125
                 3.10%, 06/09/2009 (a)(b)
    12,065,000   Dow Jones Cdx, High Yield                           11,718,131
                 Series 3-3,
                 8.00%, 12/29/2009 (a)(d)
     1,225,000   Berkshire Hathaway Finance Corp.,                    1,189,648
                 4.20%, 12/15/2010 (a)
       940,000   Ford Motor Credit Co.,                                 933,923
                 7.375%, 02/01/2011 (a)
     1,375,000   Countrywide Home Loans, Inc.,                        1,301,811
                 Medium-Term Note, Series L,
                 4.00%, 03/22/2011 (a)
     1,435,000   General Electric Capital Corp.,                      1,401,114
                 4.375%, 11/21/2011 (a)
     1,100,000   CIT Group, Inc., Senior Note,                        1,272,333
                 7.75%, 04/02/2012 (a)
       565,000   Household Finance Corp.,                               629,821
                 7.00%, 05/15/2012 (a)
       650,000   Goldman Sachs Group Inc.,                              625,212
                 4.75%, 07/15/2013 (a)
       590,000   Ford Motor Credit Co.,                                 571,542
                 7.00%, 10/01/2013 (a)
     3,671,000   Citigroup, Inc., Subordinated Note,                  3,604,100
                 5.00%, 09/15/2014 (a)
       790,000   Merrill Lynch & Co., Inc.,                             765,589
                 5.00%, 01/15/2015 (a)
       650,000   CBA Capital Trust I,                                   650,676
                 5.805%, 06/15/2015 (a)(d)
       720,000   Royal & Sun Alliance Insurance                         916,859
                 Group, plc,
                 8.95%, 10/15/2029 (a)
                                                                ----------------
Total Financial (Cost $31,133,410)                                   30,979,957
                                                                ----------------
================================================================================
FOOD/BEVERAGE:                                                             0.43%
--------------------------------------------------------------------------------
     1,400,000   Kraft Foods Inc.,                                    1,411,435
                 5.25%, 10/01/2013 (a)
     1,125,000   Anheuser-Busch Cos., Inc.,                           1,201,560
                 Debenture,
                 5.95%, 01/15/2033 (a)
                                                                ----------------
Total Food/Beverage (Cost $2,549,906)                                 2,612,995
                                                                ----------------
================================================================================
GAMING:                                                                    0.04%
--------------------------------------------------------------------------------
       220,000   Riviera Holdings Corp.,                                243,100
                 11.00%, 06/15/2010,
                 Callable 06/15/2006 @ 105.50 (a)
                                                                ----------------
Total Gaming (Cost $230,478)                                            243,100
                                                                ----------------
================================================================================
HEALTHCARE:                                                                0.22%
--------------------------------------------------------------------------------
       388,000   WellPoint, Inc.,                                       380,793
                 3.75%, 12/14/2007 (a)(d)
       175,000   Universal Hospital Services Inc.,                      179,375
                 Senior Note,
                 10.125%, 11/01/2011,
                 Callable 11/01/2007 @ 105.06 (a)


16     Sanford C. Bernstein Fund, Inc.--2005 Semiannual Report

================================================================================
Principal Amount                      Description                 Market Value
================================================================================
$       80,000   Concentra Operating Corp.,                     $        84,800
                 9.125%, 06/01/2012,
                 Callable 06/01/2008 @ 104.56 (a)
       685,000   Humana Inc., Senior Note,                              711,891
                 6.30%, 08/01/2018 (a)
                                                                ----------------
Total Healthcare (Cost $1,328,697)                                    1,356,859
                                                                ----------------
================================================================================
INDUSTRIAL:                                                                0.08%
--------------------------------------------------------------------------------
       185,000   FastenTech Inc., Senior Note,                          198,875
                 11.50%, 05/01/2011,
                 Callable 05/01/2007 @ 105.75
                 (a)(b)(d)
       250,000   H&E Equipment Services LLC,                            281,250
                 11.125%, 06/15/2012,
                 Callable 06/15/2007 @ 105.56 (a)
                                                                ----------------
Total Industrial (Cost $446,111)                                        480,125
                                                                ----------------
================================================================================
INSURANCE:                                                                 1.04%
--------------------------------------------------------------------------------
       780,000   MetLife Inc.,                                          770,645
                 5.00%, 11/24/2013 (a)
       735,000   Assurant Inc.,                                         746,267
                 5.625%, 02/15/2014 (a)
       855,000   Liberty Mutual Group,                                  840,334
                 5.75%, 03/15/2014 (a)(d)
       220,000   Fairfax Financial Holdings Ltd.,                       195,800
                 7.375%, 04/15/2018 (a)
     1,910,000   Mangrove Bay Pass-Through Trust,                     1,894,147
                 6.102%, 07/15/2033,
                 Callable 07/15/2013 @ 100
                 (a)(b)(d)
     1,740,000   Zurich Capital Trust,                                1,897,646
                 8.376%, 06/01/2037,
                 Callable 06/01/2007 @ 104.19
                 (a)(d)
                                                                ----------------
Total Insurance (Cost $6,470,857)                                     6,344,839
                                                                ----------------
================================================================================
METALS/MINING:                                                             0.02%
--------------------------------------------------------------------------------
       105,000   AK Steel Corp.,                                        102,900
                 7.875%, 02/15/2009,
                 Callable 05/11/2005 @ 102.65 (a)
                                                                ----------------
Total Metals/Mining (Cost $93,939)                                      102,900
                                                                ----------------
================================================================================
PAPER/PACKAGING:                                                           0.93%
--------------------------------------------------------------------------------
       830,000   Weyerhaeuser Co.,                                      865,380
                 5.95%, 11/01/2008 (a)
         5,000   International Paper Co.,                                 5,482
                 6.75%, 09/01/2011 (a)
       465,000   Sealed Air Corp.,                                      470,321
                 5.625%, 07/15/2013 (a)(d)
       460,000   Packaging Corp. of America,                            455,469
                 5.75%, 08/01/2013 (a)
     1,015,000   International Paper Co.,                             1,011,880
                 5.30%, 04/01/2015 (a)
     2,440,000   Weyerhaeuser Co.,                                    2,852,616
                 7.375%, 03/15/2032 (a)
                                                                ----------------
Total Paper/Packaging (Cost $5,554,025)                               5,661,148
                                                                ----------------
================================================================================
PETROLEUM PRODUCTS:                                                        0.53%
--------------------------------------------------------------------------------
        20,000   Amerada Hess Corp.,                                     21,418
                 6.65%, 08/15/2011 (a)
       545,000   Kerr-McGee Corp.,                                      582,843
                 6.875%, 09/15/2011 (a)
       405,000   Tengizchevroil Finance Co.,                            400,950
                 6.124%, 11/15/2014 (a)(d)
       900,000   Amerada Hess Corp.,                                  1,075,729
                 7.875%, 10/01/2029 (a)
     1,020,000   Amerada Hess Corp.,                                  1,134,258
                 7.125%, 03/15/2033 (a)
                                                                ----------------
Total Petroleum Products (Cost $3,094,091)                            3,215,198
                                                                ----------------
================================================================================
PUBLIC UTILITIES--ELECTRIC & GAS:                                          1.43%
--------------------------------------------------------------------------------
       600,000   Consumers Energy Co., Series C,                        593,603
                 4.25%, 04/15/2008 (a)
        55,000   Southern Natural Gas Co.,                               59,636
                 8.875%, 03/15/2010,
                 Callable 03/15/2007 @ 104.44 (a)
       200,000   Calpine Corp.,                                         157,000
                 8.50%, 07/15/2010,
                 Callable 07/15/2007 @ 104.25
                 (a)(d)
       590,000   Nisource Finance Corp.,                                672,823
                 7.875%, 11/15/2010 (a)
     1,135,000   Carolina Power & Light Co.,                          1,230,778
                 6.50%, 07/15/2012 (a)
       410,000   MidAmerican Energy Holdings Co.,                       425,799
                 Senior Note,
                 5.875%, 10/01/2012 (a)
       410,000   Public Service Co. of Colorado,                        484,396
                 7.875%, 10/01/2012 (a)
       410,000   Union Electric Co.,                                    399,915
                 5.10%, 10/01/2019 (a)
        75,000   Southern Natural Gas Co.,                               76,604
                 7.35%, 02/15/2031 (a)
     2,870,000   FirstEnergy Corp., Series C,                         3,250,855
                 7.375%, 11/15/2031 (a)
     1,340,000   Pacific Gas & Electric Co.,                          1,375,932
                 6.05%, 03/01/2034 (a)
                                                                ----------------
Total Public Utilities--Electric & Gas
(Cost $8,456,166)                                                     8,727,341
                                                                ----------------


   Schedule of Investments--Intermediate Duration Institutional Portfolio     17

================================================================================
Principal Amount                      Description                 Market Value
================================================================================
PUBLIC UTILITIES--TELEPHONE:                                               0.24%
--------------------------------------------------------------------------------
$    1,445,000   Telecom Italia Capital,                        $     1,473,475
                 6.375%, 11/15/2033 (a)
                                                                ----------------
Total Public Utilities--Telephone
(Cost $1,437,402)                                                     1,473,475
                                                                ----------------
================================================================================
PUBLISHING:                                                                0.02%
--------------------------------------------------------------------------------
       115,000   American Media Operations Inc.,                        118,450
                 8.875%, 01/15/2011,
                 Callable 01/15/2007 @ 104.44 (a)
                                                                ----------------
Total Publishing (Cost $112,911)                                        118,450
                                                                ----------------
================================================================================
RETAIL:                                                                    0.07%
--------------------------------------------------------------------------------
       405,000   Petro Stopping Centers LP,                             417,150
                 9.00%, 02/15/2012,
                 Callable 02/15/2008 @ 104.50 (a)
                                                                ----------------
Total Retail (Cost $423,416)                                            417,150
                                                                ----------------
================================================================================
SERVICE:                                                                   0.41%
--------------------------------------------------------------------------------
     2,015,000   Pershing Road Development                            2,015,000
                 Company LLC,
                 3.31%, 09/01/2026,
                 Callable 06/01/2005 @ 102.50
                 (a)(b)(d)
       480,000   Republic Services, Inc.,                               482,040
                 6.086%, 03/15/2035 (a)(d)
                                                                ----------------
Total Service (Cost $2,502,149)                                       2,497,040
                                                                ----------------
================================================================================
SUPERMARKET/DRUG:                                                          0.33%
--------------------------------------------------------------------------------
       860,000   Safeway, Inc.,                                         911,394
                 6.50%, 03/01/2011 (a)
       995,000   Albertson's Inc., Debenture,                         1,101,770
                 7.45%, 08/01/2029 (a)
                                                                ----------------
Total Supermarket/Drug (Cost $2,016,621)                              2,013,164
                                                                ----------------
================================================================================
TECHNOLOGY:                                                                0.12%
--------------------------------------------------------------------------------
       355,000   International Business Machines                        353,204
                 Corp., Medium-Term Note,
                 4.375%, 06/01/2009 (a)
       130,000   Telcordia Technologies, Inc.,                          129,025
                 Senior Subordinated Note,
                 10.00%, 03/15/2013,
                 Callable 03/15/2008 @ 105.00 (a)(d)
       275,000   Amkor Technology Inc., Senior Note,                    231,000
                 7.75%, 05/15/2013,
                 Callable 01/15/2008 @ 103.88 (a)
                                                                ----------------
Total Technology (Cost $751,427)                                        713,229
                                                                ----------------
================================================================================
UTILITIES:  0.52%
--------------------------------------------------------------------------------

     1,150,000   Txu Australia Holdings Pty Ltd.,                     1,222,852
                 6.15%, 11/15/2013 (a)(d)
       660,000   Duke Capital LLC, Senior Note,                         658,316
                 5.50%, 03/01/2014 (a)
     1,085,000   Duke Capital, LLC, Senior Note,                      1,287,208
                 8.00%, 10/01/2019 (a)
                                                                ----------------
Total Utilities (Cost $3,197,475)                                     3,168,376
                                                                ----------------
================================================================================
ASSET-BACKED SECURITIES:                                                   7.80%
--------------------------------------------------------------------------------
     1,910,000   Bank One Issuance Trust,                             1,911,795
                 Series 2004-A4 Class A4,
                 2.85%, 02/16/2010 (a)(b)
     2,220,000   Discover Card Master Trust I,                        2,221,399
                 Series 2004-1 Class A,
                 2.84%, 04/16/2010 (a)(b)
     3,785,000   Superior Wholesale Inventory                         3,790,905
                 Financing Trust VIII,
                 Series 2003-A8 Class A,
                 2.94%, 09/15/2010 (a)(b)
     5,715,000   MBNA Credit Card Master Note                         5,751,633
                 Trust, Series 2001-A5 Class A5,
                 3.02%, 03/15/2011 (a)
     2,940,000   Citibank Omni Master Trust,                          2,944,145
                 Series 1996-5 Class A,
                 3.04%, 12/16/2011 (a)(b)(d)
     1,845,000   American Express Credit                              1,843,266
                 Account Master Trust,
                 Series 2005-1 Class A,
                 2.88%, 10/15/2012 (a)(b)
       511,138   RAAC Series 2004-SP1 Class AI1,                        511,296
                 3.03%, 06/25/2013 (a)(b)
     1,988,993   SLM Student Loan Trust,                              1,991,479
                 Series 2003-C Class A1,
                 3.11%, 09/15/2016 (a)(b)
     3,575,000   Citibank Credit Card Issuance                        3,523,627
                 Trust, Series 2004-A8 Class A8,
                 4.90%, 12/12/2016 (a)
       939,027   Residential Funding Mortgage                           938,295
                 Securities Inc.,
                 Series 2004-HS2 Class AI1,
                 3.00%, 12/25/2018 (a)(b)
       933,595   Residential Asset Securities Corp.,                    933,744
                 Series 2004-KS7 Class AI1,
                 3.00%, 10/25/2021 (a)(b)
     1,619,322   Bear Stearns Asset-Backed                            1,618,318
                 Securities, Inc.,
                 Series 2005-SD1 Class 1A1,
                 3.00%, 04/25/2022 (a)(b)
       638,774   Residential Asset Mortgage Products                    638,474
                 Inc., Series 2004-RS6 Class AI1,
                 3.00%, 08/25/2022 (a)(b)
       410,634   Residential Asset Mortgage Products                    410,568
                 Inc., Series 2004-RS2 Class AI1,
                 2.98%, 01/25/2024 (a)(b)


18     Sanford C. Bernstein Fund, Inc.--2005 Semiannual Report

================================================================================
Principal Amount                      Description                 Market Value
================================================================================
$    1,070,161   Residential Asset Securities                   $     1,072,172
                 Corp., Series 2002-KS7 Class A2,
                 3.22%, 11/25/2032 (a)(b)
       623,657   Centex Home Equity,                                    624,143
                 Series 2003-C Class AV,
                 3.15%, 09/25/2033 (a)(b)
     2,359,969   Residential Asset Mortgage                           2,360,940
                 Products, Inc.,
                 Series 2004-RS12 Class AI1,
                 2.99%, 05/25/2034 (a)
     1,708,453   Structured Asset Investment                          1,708,726
                 Loan Trust, Series 2004-5 Class A2,
                 3.03%, 05/25/2034 (a)(b)
     1,477,773   Morgan Stanley ABS Capital I,                        1,478,468
                 Series 2004-HE4 Class A3,
                 3.05%, 05/25/2034 (a)(b)
       207,039   Ameriquest Mortgage Securities                         207,039
                 Inc., Series 2004-R4 Class A2,
                 2.96%, 06/25/2034 (a)(b)
     1,083,528   Equity One ABS Inc.,                                 1,083,864
                 Series 2004-3 Class AF1,
                 3.01%, 07/25/2034 (a)(b)
     2,476,393   Aegis Asset-Backed  Securities                       2,477,557
                 Trust, Series 2004-3 Class A2A,
                 3.05%, 09/25/2034 (a)(b)
     2,066,867   Morgan Stanley ABS Capital I,                        2,066,227
                 Series 2005-WMC1 Class A2A,
                 2.95%, 01/25/2035 (a)(b)
     2,452,997   Residential Asset Mortgage                           2,449,538
                 Products, Inc.,
                 Series 2005-RS1 Class AII1,
                 2.96%, 01/25/2035 (a)(b)
     2,561,447   Structured Asset Investment                          2,558,655
                 Loan Trust,
                 Series 2005-1 Class A3,
                 2.97%, 02/25/2035 (a)(b)(d)
       468,426   Merrill Lynch Mortgage                                 468,426
                 Investors, Inc.,
                 Series 2004-SL1 Class A,
                 3.11%, 04/25/2035 (a)(b)
                                                                ----------------
Total Asset-Backed Securities
(Cost $47,657,117)                                                   47,584,699
                                                                ----------------
================================================================================
COMMERCIAL MORTGAGE-BACKED SECURITIES:                                     8.94%
--------------------------------------------------------------------------------
     1,975,000   LB-UBS Commercial Mortgage                           1,921,280
                 Trust, Series 2004-C7 Class A2,
                 3.992%, 10/15/2029 (a)
     2,025,000   LB-UBS Commercial Mortgage                           1,985,047
                 Trust, Series 2004-C8 Class A2,
                 4.201%, 12/15/2029 (a)
     1,760,000   LB-UBS Commercial Mortgage                           1,713,747
                 Trust, Series 2005-C1 Class A4,
                 4.742%, 02/15/2030 (a)
     2,035,000   Greenwich Capital Commercial                         1,918,130
                 Funding Corp.,
                 Series 2003-C1 Class A4,
                 4.111%, 07/05/2035 (a)
       895,000   Greenwich Capital Commercial                           883,857
                 Funding Corp.,
                 Series 2003-C2 Class A3,
                 4.533%, 01/05/2036 (a)
     1,695,000   CS First Boston Mortgage                             1,658,829
                 Securities Corp.,
                 Series 2003-CK2 Class A2,
                 3.861%, 03/15/2036 (a)
     2,170,000   CS First Boston Mortgage                             2,120,633
                 Securities Corp.,
                 Series 2004-C5 Class A2,
                 4.183%, 11/15/2037 (a)
       245,000   JP Morgan Chase Commercial                             237,697
                 Mortgage Securities,
                 Series 2004-C1 Class A2,
                 4.302%, 01/15/2038 (a)
     2,150,000   CS First Boston Mortgage                             2,131,059
                 Securities Corp.,
                 Series 2005-C1 Class A4,
                 5.014%, 02/15/2038 (a)
     2,845,000   Banc of America Commercial                           2,919,596
                 Mortgage, Inc.,
                 Series 2004-3 Class A5,
                 5.306%, 06/10/2039 (a)
     2,030,000   GE Capital Commercial Mortgage                       2,040,759
                 Corp., Series 2004-C3 Class A4,
                 5.189%, 07/10/2039 (a)
     1,605,000   Merrill Lynch Mortgage Trust,                        1,565,950
                 Series 2004-KEY Class A2,
                 4.166%, 08/12/2039 (a)
     2,060,000   Banc of America Commercial                           1,997,273
                 Mortgage, Inc.,
                 Series 2004-1 Class A2,
                 4.037%, 11/10/2039 (a)
     2,980,000   Banc of America Commercial                           2,912,294
                 Mortgage, Inc.,
                 Series 2004-1 Class A4,
                 4.76%, 11/10/2039 (a)
     2,850,000   Morgan Stanley Capital I,                            2,781,229
                 Series 2005-T17 Class A5,
                 4.78%, 12/13/2041 (a)
     3,745,000   Morgan Stanley Capital I,                            3,757,171
                 Series 2005-HQ5 Class A4,
                 5.168%, 01/14/2042 (a)
     1,900,000   Banc of America Commercial                           1,863,843
                 Mortgage, Inc.,
                 Series 2004-4 Class A3,
                 4.128%, 07/10/2042 (a)
     2,620,000   Greenwich Capital Commercial                         2,577,425
                 Funding Corp.,
                 Series 2005-GG3 Class A2,
                 4.305%, 08/10/2042 (a)


   Schedule of Investments--Intermediate Duration Institutional Portfolio     19

================================================================================
Principal Amount                      Description                 Market Value
================================================================================
$    2,520,000   Greenwich Capital Commercial                   $     2,464,459
                 Funding Corp.,
                 Series 2005-GG3 Class A4,
                 4.799%, 08/10/2042 (a)
     3,175,000   Merrill Lynch Mortgage Trust,                        3,182,969
                 Series 2005-MKB2 Class A2,
                 4.806%, 09/12/2042 (a)
     2,650,000   Banc of America Commercial                           2,663,327
                 Mortgage, Inc.,
                 Series 2005-1 Class A3,
                 4.877%, 11/10/2042
     2,565,000   Banc of America Commercial                           2,507,390
                 Mortgage, Inc.,
                 Series 2004-6 Class A2,
                 4.161%, 12/10/2042 (a)
     1,555,000   Morgan Stanley Capital I,                            1,502,208
                 Series 2004-T13 Class A2,
                 3.94%, 09/13/2045 (a)
     2,665,000   JP Morgan Chase Commercial                           2,656,361
                 Mortgage Securities,
                 Series 2005-LDP1 Class A2,
                 4.625%, 03/15/2046 (a)
     2,620,000   JP Morgan Chase Commercial                           2,599,800
                 Mortgage Securities,
                 Series 2005-LDP1 Class A4,
                 5.038%, 03/15/2046 (a)
                                                                ----------------
Total Commercial Mortgage-Backed Securities
(Cost $55,147,045)                                                   54,562,333
                                                                ----------------
================================================================================
SOVEREIGN DEBT:                                                            3.72%
--------------------------------------------------------------------------------
 1,260,000,000   Japan (Govt of), Series 265,                        11,962,245
                 1.50%, 12/20/2014 (a)
     3,110,000   Russian Federation,                                  3,195,525
                 5.00%, 03/31/2030 (a)
     4,420,000   United Mexican States,                               4,685,200
                 7.50%, 04/08/2033 (a)
     2,595,000   Brazil (Republic of),                                2,884,342
                 11.00%, 08/17/2040,
                 Callable 08/17/2015 @ 100.00 (a)
                                                                ----------------
Total Sovereign Debt (Cost $22,961,670)                              22,727,312
                                                                ----------------
================================================================================
SHORT-TERM INVESTMENTS:                                                   46.10%
--------------------------------------------------------------------------------
Commercial Paper: 16.37%
    20,000,000   UBS Finance, LLC,                                   20,000,000
                 2.83%, 04/01/2005
    10,000,000   A.I.G. Funding, Inc.,                                9,990,934
                 2.72%, 04/13/2005
    10,000,000   Citicorp,                                            9,990,933
                 2.72%, 04/13/2005
    10,000,000   Fortis Funding,                                      9,990,917
                 2.725%, 04/13/2005
    10,000,000   Bank of Montreal,                                    9,990,900
                 2.73%, 04/13/2005
    10,000,000   Morgan Stanley,                                      9,990,900
                 2.73%, 04/13/2005
    10,000,000   Prudential Funding LLC,                              9,990,900
                 2.73%, 04/13/2005
    10,000,000   General Electric Capital                             9,990,800
                 Services,
                 2.76%, 04/13/2005
    10,000,000   Societe Generale North America,                      9,990,783
                 2.765%, 04/13/2005
                                                                ----------------
Total Commercial Paper (Cost $99,927,067)                            99,927,067
                                                                ----------------
U.S. Government Sponsored Agency
Obligations: 12.96%
    18,200,000   Federal Home Loan Banks,                            18,200,000
                 0.00%, 04/01/2005
    61,090,000   Federal Home Loan Banks,                            60,902,148
                 0.00%, 05/12/2005
                                                                ----------------
Total U.S. Government Sponsored Agency
Obligations (Cost $79,102,148)                                       79,102,148
                                                                ----------------
U.S. Treasury Bills: 16.77%
    45,420,000   2.54%, 04/07/2005                                   45,402,740
    56,975,000   2.62%, 04/14/2005                                   56,923,359
                                                                ----------------
Total U.S. Treasury Bills (Cost $102,326,099)                       102,326,099
                                                                ----------------
Total Short-Term Investments
(Cost $281,355,314)                                                 281,355,314
                                                                ----------------
================================================================================
INVESTMENT SUMMARY
--------------------------------------------------------------------------------
Total Investments
(Cost $835,042,287) (e)                           136.64%       $   833,884,352
Cash and Other Assets, Less Liabilities           (36.64)          (223,617,636)
                                                  -------       ----------------
Net Assets (Equivalent to $15.22
per share based on 40,102,768
shares of capital stock outstanding)              100.00%       $   610,266,716
                                                  =======       ================


20     Sanford C. Bernstein Fund, Inc.--2005 Semiannual Report

==========================================================================================================================
CREDIT DEFAULT SWAP CONTRACTS
--------------------------------------------------------------------------------------------------------------------------
                                                 Notional            Interest         Termination            Unrealized
Swap Counterparty & Referenced Obligation         Amount               Rate               Date              Depreciation
--------------------------------------------------------------------------------------------------------------------------
Buy:
JP Morgan Chase
Dow Jones High Volume, 4.00%, 06/20/2010        19,000,000              0.90%          06/20/2010           $   (122,635)




==========================================================================================================================
FORWARD EXCHANGE CURRENCY CONTRACTS
--------------------------------------------------------------------------------------------------------------------------
                                                  Contract                U.S. $              U.S. $
                                                   Amount                Value on             Current         Unrealized
                                                   (000)             Origination Date          Value          Appreciation
--------------------------------------------------------------------------------------------------------------------------
Purchase Contract:
Japanese Yen      Settling 04/22/2005              458,535            $  4,282,570         $  4,294,913       $    12,343

Sale Contract:
Japanese  Yen     Settling 04/22/2005            1,789,747              17,168,825           16,763,849           404,976
--------------------------------------------------------------------------------------------------------------------------
                                                                                                              $   417,319
--------------------------------------------------------------------------------------------------------------------------

(a) Positions, or portion thereof, with an aggregate market value of $344,321,500 have been segregated to collateralize open forward exchange currency contracts.
(b)   Variable rate coupon, rate shown as of March 31, 2005.
(c)   When-issued security.
(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, the aggregate market value of these securities amounted to $35,498,086 or 5.82% of net assets.
(e) At March 31, 2005, the cost basis of investment securities owned was substantially identical for both book and tax. Gross unrealized appreciation of investments was $3,033,503 and gross unrealized depreciation of investments was $4,191,438, resulting in net unrealized depreciation of $1,157,935.

      Explanation of abbreviation:
      TBA--To Be Announced

See Notes to Financial Statements.



   Schedule of Investments--Intermediate Duration Institutional Portfolio     21

SCBMFSEMIANNTAX0305

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

      EXHIBIT NO.     DESCRIPTION OF EXHIBIT

      11(b)(1)        Certification of Principal Executive Officer Pursuant to
                      Section 302 of the Sarbanes-Oxley Act of 2002

      11(b)(2)        Certification of Principal Financial Officer Pursuant to
                      Section 302 of the Sarbanes-Oxley Act of 2002

      11(c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  Sanford C. Bernstein Fund II, Inc

By:      /s/ Marc O. Mayer
         -----------------
         Marc O. Mayer
         President

Date:    May 27, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
         -----------------
         Marc O. Mayer
         President

Date:    May 27, 2005

By:      /s/ Mark D. Gersten
         -------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:    May 27, 2005